                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               INTEK DIVERSIFIED CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        Common Stock, $0.01 par value
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        25,000,000 shares of Common Stock
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        $4.625
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $115,625,000
        ------------------------------------------------------------------------
     5) Total fee paid:
        $23,125
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                         INTEK DIVERSIFIED CORPORATION
                        970 WEST 190TH STREET, SUITE 720
                           TORRANCE, CALIFORNIA 90502

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER   , 1996

                            ------------------------

TO THE STOCKHOLDERS OF INTEK DIVERSIFIED CORPORATION:

    NOTICE IS HEREBY GIVEN that an annual meeting ("Annual Meeting") of the stockholders of INTEK Diversified Corporation, a Delaware corporation (the "Company"), will be held on December , 1996 at The California Yacht Club, 4469
Admiralty  Way, Marina del Rey, California 90292, beginning at       a.m., local
time, for the following purposes:

    1.  To elect directors to serve for a term of one year.

    2. To approve an amendment ("Amendment") to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock $0.01 par value (the "Company Common Stock") from 20,000,000 shares to 60,000,000 shares.

    3. To approve and adopt the Stock Purchase Agreement dated as of June 18, 1996, as amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of September 19, 1996 (together, the "Stock Purchase Agreement") between the Company and Securicor Communications Limited ("Securicor Communications") pursuant to which the Company will acquire all of the issued and outstanding common stock ("Radiocoms Stock") of Securicor Radiocoms Limited ("Radiocoms") from Securicor Communications in exchange for the issuance of 25,000,000 shares of Company Common Stock (the "Securicor Transaction").

    4. To approve the appointment of Arthur Andersen LLP as independent accountants for the Company in the fiscal year ending December 31, 1996.

    5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    These items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on November , 1996 as the record date (the "Record Date") for determination of stockholders entitled to notice of, and the right to vote at, the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors
                                          STEVEN L. WASSERMAN, SECRETARY

Torrance, California
November   , 1996

    WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                         INTEK DIVERSIFIED CORPORATION
                        970 WEST 190TH STREET, SUITE 720
                           TORRANCE, CALIFORNIA 90502

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF
                         INTEK DIVERSIFIED CORPORATION
                          TO BE HELD DECEMBER   , 1996

                            ------------------------

    This Proxy Statement constitutes the Proxy Statement of INTEK Diversified Corporation ("INTEK" or the "Company") to be used in connection with the solicitation of proxies by the Board of Directors of INTEK for the annual meeting of stockholders of the Company to be held on December , 1996, and any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at The California Yacht Club, 4469 Admiralty Way, Marina del Rey,
California 90292, beginning at       a.m., local time.

    As more fully described below, the principal business to be addressed at the Annual Meeting is:

    1.  To elect directors to serve for a term of one year.

    2. To approve an amendment ("Amendment") to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock $0.01 par value (the "Company Common Stock") from 20,000,000 shares to 60,000,000 shares.

    3. To approve and adopt the Stock Purchase Agreement dated as of June 18, 1996, as amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of September 19, 1996 (together, the "Stock Purchase Agreement") between the Company and Securicor Communications Limited ("Securicor Communications") pursuant to which the Company will acquire all of the issued and outstanding common stock ("Radiocoms Stock") of Securicor Radiocoms Limited ("Radiocoms") from Securicor Communications in exchange for the issuance of 25,000,000 shares of Company Common Stock (the "Securicor Transaction").

    4. To approve the appointment of Arthur Andersen LLP as independent accountants for the Company in the fiscal year ending December 31, 1996.

    5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    This Proxy Statement and the Notice and Proxy are being sent to stockholders
beginning on or about November   , 1996.

    SEE "RISK  FACTORS"  BEGINNING ON  PAGE  42 OF  THE  PROXY STATEMENT  FOR  A
DISCUSSION   OF  CERTAIN  CONSIDERATIONS  WHICH  SHOULD  BE  CONSIDERED  BY  THE
STOCKHOLDERS OF INTEK WITH RESPECT TO THE PROPOSALS.

AVAILABLE INFORMATION

    All documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") can be inspected and copies made at the public reference facilities of the Commission, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; and its regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048 and 500 West Madison Street, Chicago, Illinois 60661; and copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, such material can be inspected at the offices of the National Association of Securities Dealers, Inc. at 9513 Key West Avenue, Rockville, Maryland 20850.

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               -----

Available Information.....................................................          vi
Glossary..................................................................           v
SUMMARY...................................................................           1
  The Annual Meeting......................................................           1
  Summary of Certain Information..........................................           2
SELECTED FINANCIAL INFORMATION............................................          13
  Radiocoms Business......................................................          15
SUMMARY OF UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS....          17
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS...............................................................          31
  INTEK...................................................................          31
    Liquidity and Capital Resources.......................................          33
  NEW INTEK...............................................................          36
  RADIOCOMS...............................................................          37
RISK FACTORS..............................................................          42
  NEW INTEK...............................................................          42
  Change of Control.......................................................          42
  Capital Needs...........................................................          42
  History of Operating Losses.............................................          42
  Integration.............................................................          42
  Competition.............................................................          43
  Management..............................................................          43
  Foreign Stock Ownership.................................................          43
  Regulation by the FCC...................................................          44
  Dilution................................................................          44
  Contract Bonding Requirements...........................................          44
  Currency Risk...........................................................          44
  RADIOCOMS...............................................................          44
  Emerging Technology and Market; Risk of Uncertain Market Acceptance.....          44
  Dependence on a Single Facility.........................................          45
  Dependence on Patents and Proprietary Technology........................          45
  Regulation..............................................................          46
  Reliance on One Principal Supplier of Equipment.........................          46
  Customer Risk...........................................................          46
  Intercompany Sales......................................................          46
  Product Liability; Warranty Liability; Industry Risk....................          46
  THE SECURICOR TRANSACTION...............................................          47
  Background; Reasons for the Securicor Transaction.......................          47
  Opinion of Fahnestock & Co. Inc.........................................          50

                                                                               PAGE
                                                                               -----
  Publicly Traded Company Financial Analysis..............................          51
  Transaction Analysis....................................................          52
  Stock Trading History...................................................          52
  Discounted Cash Flow Analysis...........................................          52
  Contribution Analysis...................................................          53
  Other Considerations....................................................          53
  Summary.................................................................          54
  United States Federal Income Tax Consequences to INTEK..................          55
  Accounting Treatment; Dilution..........................................          56
  Regulatory Approvals....................................................          56
  Terms of the Stock Purchase Agreement and Securicor Transaction.........          56
    General...............................................................          57
    Sale and Purchase of Shares; Purchase Price...........................          57
    Conditions to the Closing; Amendment, Waiver and Termination..........          57
    Fees and Expenses; Expense Reimbursement..............................          60
    Certain Covenants.....................................................          60
    Indemnification.......................................................          65
  EFJ.....................................................................          67
  Terms of the Preferred Shares...........................................          69
  Terms of the Warrants...................................................          70
  Terms of the Voting Agreement...........................................          70
  Terms of the Delayed Drawdown Senior Subordinated Loan..................          71
  Terms of the Support Services Agreement.................................          72
  Terms of the Registration Rights Agreement..............................          72
  Terms of the Escrow Agreement...........................................          73
GENERAL INFORMATION.......................................................          74
  Revocability of Proxies.................................................          74
  Persons Making the Solicitation.........................................          74
  Voting Rights...........................................................          74
PROPOSALS.................................................................          75
  Proposal 1: Nomination and Election of Directors........................          75
    Vote Required for Approval............................................          76
    Recommendation of the Board of Directors..............................          77
  Proposal 2: Approval of Amendment to INTEK's Restated Certificate of
   Incorporation..........................................................          77
    General...............................................................          77
    Rights of Current Stockholders........................................          77
    Vote Required for Approval............................................          77
    Recommendation of the Board of Directors..............................          78
  Proposal 3: Approval of the Securicor Transaction, Issuance of Common
   Stock and the Stock Purchase Agreement.................................          78
    General...............................................................          78
    Vote Required for Approval............................................          78
    Dissenters Appraisal Rights...........................................          78
    Recommendation of the Board of Directors..............................          78

                                                                               PAGE
                                                                               -----
  Proposal 4: Approval of Independent Accountants.........................          78
    General...............................................................          78
    Vote Required for Approval............................................          78
    Recommendation of the Board of Directors..............................          78
THE RADIOCOMS BUSINESS....................................................          79
  Overview................................................................          79
  History of Radiocoms....................................................          79
  Business of Radiocoms...................................................          80
  Strategic Systems Unit..................................................          80
  Equipment and Services Unit.............................................          81
  Technology Unit.........................................................          81
  Manufacturing Unit......................................................          82
  Linear Modulation.......................................................          82
  Technology..............................................................          82
  Licenses and Patents....................................................          83
  Applications of LM Technology...........................................          83
  Marketing...............................................................          84
  Proprietary LM Products.................................................          84
  Competition.............................................................          84
  Employees...............................................................          85
  Properties..............................................................          85
  Regulation..............................................................          86
  General.................................................................          86
  Legal Proceedings.......................................................          87
THE COMPANY...............................................................          88
  Roamer One, Inc.........................................................          88
  Olympic.................................................................          92
  IMCX Corporation........................................................          92
  Midland USA, Inc........................................................          93
  Products................................................................          93
  Competition.............................................................          93
  Employees...............................................................          93
  Properties..............................................................          94
  Regulation..............................................................          94
  Legal Proceedings.......................................................          98
  Exchange Listing, Market Prices and Dividends on the Company's Common
   Stock..................................................................          98
NEW INTEK.................................................................          99
  Business Strategy.......................................................          99
DIRECTORS AND EXECUTIVE OFFICERS OF INTEK.................................         100
  Executive Compensation..................................................         100
  Incentive Stock Option Plans............................................         101
  1988 Plan...............................................................         101
  1994 Plan...............................................................         102
  1994 Directors Plan.....................................................         102

                                                                               PAGE
                                                                               -----
  Options in the Last Fiscal Year.........................................         102
  SEP-IRA Plan............................................................         103
  Employment Agreements and Consulting Agreements.........................         103
  Director Compensation...................................................         103
  Elimination of Directors' Liability; Indemnification; Insurance.........         104
  Compliance with Section 16(a) of the Exchange Act.......................         104
  Compensation Committee Interlocks and Insider Participation in
   Compensation Decisions.................................................         104
  Security Ownership of Certain Beneficial Owners and Management..........         105
  Certain Relationships and Related Transactions..........................         108
  Meetings of the Board of Directors and Committees.......................         110
  Board Report on Executive Compensation..................................         110
  Performance Graph.......................................................         110
ACCOUNTANTS...............................................................         111
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS............................         112
OTHER MATTERS.............................................................         112
INDEX TO FINANCIAL STATEMENTS.............................................         F-1
APPENDICES
  APPENDIX I   --  Opinion of Fahnestock & Co. Inc.
  APPENDIX II  --  Stock Purchase Agreement dated as of June 18, 1996, and
                   Amendment No. 1 to the Stock Purchase Agreement dated
                   as of September 19, 1996, between the Company and
                   Securicor Communications.

GLOSSARY

    "ACQUIRED ASSETS" shall mean (a) the Trademark and the goodwill of the U.S. LMR Distribution Business associated with the Trademark; (b) all accounts receivable arising on or after August 1, 1996 in the conduct of the U.S. LMR Distribution Business, that have not been collected as of September 20, 1996;
(c) an assignment of all of MIC's right, title and interest in and to all of MIC's contracts, agreements, commitments or undertakings which relate principally to, or are necessary to the conduct of, the U.S. LMR Distribution Business, including, but not limited to, written or oral supply agreements under which MIC is the purchaser, quotations, dealer and distributor relationships, customer supply and support obligations and backlog orders; (d) to the extent such information relates to the U.S. LMR Distribution Business, all customer lists, the sales history, warranty claims, records, manuals, non-proprietary books and records, and credit information with respect to customers of the U.S. LMR Distribution Business; (e) certain other inventory, fixed assets, rights and property related to the U.S. LMR Distribution Business, and all of MIC's right, title and interest in and to the invention described in U.S. Patent #4,718,586 (Swivel Fastening Device); (f) all of MIC's leasehold and other interests in the real property leases; (g) all U.S. telephone numbers used by MIC for the U.S. LMR Distribution Business and keys for all Acquired Assets where such exist; (h) all of MIC's rights under or pursuant to all warranties, representations, indemnities and guarantees made by suppliers, manufacturers and contractors in connection with the Acquired Assets; (i) all deferred and prepaid charges, sums, and fees of MIC which relate solely to the Acquired Assets and/or the operation of the U.S. LMR Distribution Business; and (j) all permits or authorizations issued by Governmental Entities held or used by MIC solely in connection with the operation of the U.S. LMR Distribution Business (to the extent transfer thereof is permitted by applicable law), including, without limitation, all FCC Title III radio licensees and grantee codes, type acceptances, certifications or other equipment authorizations used by MIC exclusively in connection with the U.S. LMR Distribution Business; and (k) as of October 16, 1996, all of MIC's right, title and interest in and to the P.O. Boxes and the Distribution Account, as both terms are defined in the Amended Sale and License Agreement.

    "AMENDED SALE AND LICENSE AGREEMENT" shall mean the Amended and Restated Sale of Assets and Trademark Agreement dated as of September 19, 1996, and effective as of June 18, 1996, among the Company, SCL and MIC.

    "AMENDMENT" shall mean the amendment to INTEK's Restated Certificate of Incorporation to increase the number of authorized shares of Company Common Stock from 20,000,000 to 60,000,000.

    "ASSIGNMENT AND ASSUMPTION AGREEMENT" means the Assignment and Assumption Agreement dated as of September 1, 1996, by and between INTEK Diversified Corporation and Midland USA, Inc.

    "CLOSING" shall mean the consummation of the Securicor Transaction.

    "CLOSING DATE" shall mean the date upon which the Closing shall occur.

    "COMPANY COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Company.

    "COMMUNICATIONS ACT" shall mean the Communications Act of 1934, as amended.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "DEFERRED SHARES" means 100,000 deferred shares, L1.00 par value per share, of Radiocoms.

    "DELAYED DRAWDOWN SENIOR SUBORDINATED LOAN" shall mean the $15,000,000 line of credit commitment by Securicor Communications to INTEK to be available pursuant to the terms and conditions of an agreement to be entered into by INTEK and Securicor Communications and guaranteed by Security Services plc. See "THE TRANSACTIONS--Terms of the Delayed Drawdown Senior Subordinated Loan."

    "DELAYED DRAWDOWN SENIOR SUBORDINATED NOTE" shall mean the Delayed Drawdown Senior Subordinated Note payable to Securicor Communications issued by INTEK, evidencing the obligations under the Delayed Drawdown Senior Subordinated Loan in an amount up to $15,000,000.

    "EFJ" shall mean The E.F. Johnson Company, a Minnesota corporation and the issuer of the EFJ Securities.

    "EFJ SECURITIES" shall mean the EFJ Shares and the EFJ Warrant.

    "EFJ SHARES" shall mean 925,850 shares EFJ's Series I Class B Preferred Stock, $0.01 par value per share.

    "EFJ WARRANT" shall mean a warrant providing for the purchase of up to 291,790 shares of EFJ's common stock, $0.01 par value per share.

    "ESCROW AGENT" means American Stock Transfer & Trust Company, pursuant to the terms of the Escrow Agreement.

    "ESCROW AGREEMENT" shall mean the Escrow Agreement dated as of September 19, 1996, among INTEK, MIC and American Stock Transfer & Trust Company.

    "ESCROW SHARES" shall mean the 2.35 million shares of Company Common Stock held with American Stock Transfer & Trust Company pursuant to the terms and conditions of the Escrow Agreement.

    "FCC" shall mean the U.S. Federal Communications Commission.

    "HITACHI" means Hitachi Denshi, Ltd., a corporation formed under the laws of Japan.

    "HITACHI SUPPLY AGREEMENT" means the Supply Agreement dated May 12, 1994, between MIC and Hitachi, whereby Hitachi agreed to manufacture and sell to MIC certain mobile radios ("Hitachi Products") and granted MIC an exclusive right to sell Hitachi Products in a certain territory.

    "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations thereunder.

    "INTEK" or the "Company" shall mean INTEK Diversified Corporation, a Delaware corporation.

    "INTEK WARRANTS" shall mean the warrants to be issued to Securicor Communications for 1% of Company Common Stock, on a fully diluted basis, at the Closing which shall have an exercise price of $13.00.

    "INTERIM LOAN" shall mean a limited use $15,000,000 line of credit commitment by Securicor Communications to Midland USA to be available for funding the U.S. LMR Distribution Business pursuant to the terms and conditions of the Loan Agreement secured by the assets of Midland USA and guaranteed by INTEK with recourse only to the stock of Midland USA pursuant to the Pledge Agreement.

    "INTERIM NOTE" shall mean the Revolving Credit Note dated September 19, 1996, payable to Securicor Communications issued by Midland USA, evidencing the obligations under the Interim Loan in an amount up to $15,000,000.

    "LICENSE" shall mean the paid-up perpetual exclusive license granted by Midland USA to MIC pursuant to the Sale and License Agreement to use the Trademark on Licensed Products.

    "LICENSE AGREEMENT" shall mean the License Agreement dated as of September 19, 1996, by and between Midland USA, INTEK and MIC.

    "LICENSED PRODUCTS" shall mean (i) all consumer wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertainment equipment, which are being sold at any time in department stores and/or electronic specialty stores, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio recorders, car radios, itinerant radios, consumer GPS marine products, satellite receivers, video cassette recorders, video cameras, stereophonic and high fidelity components and/or systems, compact disc players, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing, (ii) Midland model products No. 70-1336, 70-1526, 70-9020 and 70-9405, (iii) any subsequent upgrades, enhancements, modifications or improvements of the products described in subsections (i) and (ii) above, and (iv) any other products that are not LMR Products. "Licensed Products" specifically does not include cellular telephones, personal communications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, LMR antenna products, all other electronic or communications equipment for use in the professional and commercial market and antennas and other accessories for the foregoing.

    "LM" shall mean linear modulation.

    "LMR" shall mean land mobile radio.

    "LMR PRODUCTS" shall mean any existing and future LMR products for use in the professional or commercial markets including certain antennas identified in the Amended Sale and License Agreement but excluding Midland Consumer Products and the Midland Excluded Products.

    "LMT" shall mean Linear Modulation Technology Limited, a wholly owned indirect subsidiary of Securicor which was formed in 1990 and ultimately combined with Radiocoms.

    "LOAN AGREEMENT" shall mean the Loan Agreement dated as of September 19, 1996, between Midland USA and Securicor Communications.

    "MERGER" shall mean the business combination involving the merger of Simrom into a newly formed subsidiary of INTEK effected September 23, 1994.

    "MIC" shall mean Midland International Corporation, a Delaware corporation and a wholly owned subsidiary of SCLI, and an indirect subsidiary of SCL.

    "MIDLAND CONSUMER PRODUCTS" shall mean wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products or video home entertainment equipment, which are sold at any time in department stores or in electronic specialty stores, but excluding cellular telephones, personal communications systems telephones, commercial and two-way paging products, commercial wireless satellite antennas, LMR antenna products, all other electronic or communications equipment for use in the professional and commercial market and antennas and other accessories for the foregoing.

    "MIDLAND EXCLUDED PRODUCTS" shall mean the Midland 70-1336, 70-1526, 70-9020
and   70-9405  products   and  any  upgrades,   enhancements,  modifications  or
improvements with respect to such products.

    "MIDLAND TRANSACTION" shall mean the transaction consummated September 20, 1996 (effective as of August 1, 1996) pursuant to the Amended Sale and License Agreement whereby the Company, through Midland USA, acquired the Acquired Assets and assumed certain liabilities from MIC relating to the U.S. LMR Distribution Business in exchange for up to 2,500,000 shares of Company Common Stock and purchased inventory and fixed assets in consideration of $3,417,246.

    "MIDLAND USA" shall mean Midland USA, Inc., a Delaware corporation and a wholly owned subsidiary of INTEK.

    "NEW   INTEK"  shall  mean  the  Company   after  the  consummation  of  the
Transactions.

    "OLYMPIC"  shall  mean   Olympic  Plastics  Company,   Inc.,  a   California
corporation and a wholly owned subsidiary of the Company.

    "OPTION EXERCISE DATE" shall mean the thirty (30) day period following the effective date of the termination of the Securicor Agreement by INTEK or Securicor Communications.

    "PLASTICS BUSINESS" shall mean the business formerly conducted by Olympic of fabricating and selling plastic products (primarily from injection and compression molding of various plastic resins) to customers in the electronics, aerospace and commercial aircraft markets.

    "PLEDGE AGREEMENT" shall mean the Non-Recourse Guaranty and Pledge Agreement dated September 19, 1996 between INTEK and Securior Communications pursuant to which INTEK has guaranteed the obligations under the Interim Loan with recourse only to the stock of Midland USA.

    "PREFERRED SHARES" shall mean 20,000 redeemable preference shares, $1,000 par value per share, of Radiocoms.

    "RADIOCOMS" shall mean Securicor Radiocoms Limited, a corporation formed under the laws of England and Wales, and a wholly owned subsidiary of Securicor Communications.

    "RADIOCOMS BUSINESS" shall mean all operations, assets, rights and liabilities of Radiocoms and its subsidiaries whatsoever and all operations, assets, rights, or liabilities of other affiliates of Securicor Communications which are related directly and principally to the business of manufacturing and selling LMR equipment, other than Dopra Systems Integration, Ltd. ("Dopra"), Securicor Cellular Services, Ltd. ("Cellular"), Securicor Datatrak, Ltd. ("Datatrak") and Securicor TrakBak, Ltd. ("TrakBak").

    "RADIOCOMS STOCK" shall mean the issued and outstanding common stock of Radiocoms.

    "RECORD DATE" shall mean November       , 1996.

    "REPAYMENT DATE" shall mean the first to occur of the following (i) the date (the "Specified Repayment Date") 30 days after the date on which the Stock Purchase Agreement is terminated pursuant to Section 3.2 thereof or December 31, 1996, provided that if the meeting of the INTEK Stockholders to consider the Securicor Transaction is held after October 31, 1996 but before November 30, 1996 then the Specified Repayment Date shall be extended by such number of days between October 31, 1996 and the date of such meeting and (ii) the date on which the Securicor Transaction is consummated.

    "ROAMER ONE" shall mean Roamer One, Inc., a Delaware corporation, and a wholly owned subsidiary of INTEK.

    "ROAMER ONE HOLDINGS" shall mean Roamer One Holdings, Inc., a Delaware corporation, owned primarily by certain officers and directors of INTEK.

    "SALE AND LICENSE AGREEMENT" shall mean Sale of Assets and Trademark License Agreement dated as of June 18, 1996 among the Company, SCL and MIC.

    "SCL" shall mean Simmonds Capital Limited, an Ontario corporation.

    "SCLI" shall mean SCL, Inc., a Delaware corporation, and a wholly owned subsidiary of SCL.

    "SECURICOR COMMUNICATIONS" shall mean Securicor Communications Limited, a corporation organized under the laws of England and Wales, a wholly owned subsidiary of Security Services plc and an indirect, wholly owned subsidiary of Securicor.

    "SECURICOR" shall mean Securicor plc, a corporation organized under the laws of England and Wales.

    "SECURICOR INTERNATIONAL LIMITED" shall mean a corporation organized under the laws of England and Wales, a wholly owned indirect subsidiary of Securicor.

    "SECURICOR TRANSACTION" shall mean the transactions contemplated by the Stock Purchase Agreement pursuant to which the Company is acquiring the Radiocoms Stock in exchange for the issuance of 25,000,000 of Company Common Stock and, including, without limitation, the issuance of the INTEK Warrants to Securicor Communications.

    "SECURITY SERVICES PLC" shall mean Security Services plc, a wholly owned subsidiary of Securicor.

    "SIMROM" shall mean Simrom, Inc., an Ohio corporation, which was jointly owned by Roamer One Holdings and SCL.

    "SMR" shall mean specialized mobile radio.

    "220 MHZ" shall mean the 220 megahertz to 222 megahertz narrowband spectrum.

    "220 MHZ SMR SYSTEMS" shall mean the 220 MHz SMR systems in the U.S. utilizing licenses granted by the FCC for the 220 MHz.

    "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement dated as of June 18, 1996 as amended by Amendment No. 1 to the Stock Purchase Agreement dated as of September 19, 1996, between the Company and Securicor Communications.

    "TRADEMARK" shall mean (i) the trademark "Midland" Reg. No. 927193, serial No. 72-277,496, first registered on January 18, 1972 and renewed on December 13, 1991, (ii) the trademark "Midland" Reg. No. 895483, serial No. 72-156,089, first registered on July 28, 1970 and renewed on December 18, 1990, (iii) the trade name "Midland" and similar variations thereof, and (iv) all registrations, applications and renewals thereof, in the U.S., and all logos, whether or not registered, used in the U.S., in connection therewith, used exclusively in connection with the LMR Products. The term "Trademark" expressly does not include any use of the word "Midland" in any combination including the word "Consumer."

    "TRANSACTIONS"   shall  mean  the  Securicor  Transaction  and  the  Midland
Transaction.

    "U.K." shall mean the United Kingdom.

    "U.S." shall mean the United States, its territories and possessions.

    "U.S. LMR DISTRIBUTION BUSINESS" shall mean the business conducted by Midland USA involving the sale and distribution in the U.S. of LMR Products bearing the Trademark, which business was formerly conducted by MIC prior to the consummation of the Midland Transaction.

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE APPENDICES HERETO. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THIS PROXY STATEMENT AND THE APPENDICES HERETO BEFORE VOTING ON THE MATTERS DISCUSSED HEREIN. THIS PROXY STATEMENT INCLUDES FORWARD LOOKING STATEMENTS CONCERNING THE COMPANY, RADIOCOMS AND NEW INTEK, AND THEIR RESPECTIVE SUBSIDIARIES, THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING THOSE DISCUSSED UNDER "RISK FACTORS." THE FORWARD LOOKING STATEMENTS ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT"). SEE "RISK FACTORS" AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

THE ANNUAL MEETING

    The  Annual Meeting will be held on December   ,  1996, at       a.m., local
time, at The California Yacht Club, 4469 Admiralty Way, Marina del Rey, California 90292. At the Annual Meeting, including any adjournments thereof, the stockholders of the Company will consider and vote on the following proposals:
(1) to elect directors to serve for a term of one year; (2) to approve an amendment ("Amendment") to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Company Common Stock from 20,000,000 shares to 60,000,000 shares; (3) to approve and adopt the Stock Purchase Agreement between the Company and Securicor Communications pursuant to which the Company will acquire the Radiocoms Stock from Securicor Communications in exchange for the issuance of 25,000,000 shares of Company Common Stock; (4) to approve the appointment of Arthur Andersen LLP as independent accountants for the Company for the fiscal year ending December 31, 1996; and (5) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. See "GENERAL INFORMATION."

    The close of business on November , 1996, has been fixed as the record date for the determination of the stockholders of the Company (the "Stockholders") entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Holders of Company Common Stock are entitled to one vote for each share of Company Common Stock held by them. The holders of a majority of the outstanding shares of Company Common Stock, present either in person or by properly executed proxies, shall constitute a quorum at the Annual Meeting.

    The affirmative vote of the holders of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval of each of the Amendment and the Stock Purchase Agreement; provided, however, the shares of Company Common Stock held by Stockholders who are parties to the Voting Agreement (defined below) all will be voted in a manner consistent with the vote of a majority of the Stockholders (for or against) who are not parties to the Voting Agreement, but excluding abstentions and broker non-votes (defined herein) and the shares of Company Common Stock held pursuant to the Escrow Agreement and issued pursuant to the consummation of the Midland Transaction will be voted in proportion to the votes of the Stockholders (for or against) who are not parties to the Voting Agreement, but excluding abstentions and broker non-votes. See "THE SECURICOR TRANSACTION -- Terms of the Voting Agreement." The approval of the independent accountants submitted for Stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such matter. Shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for the purpose of determining a quorum and therefore
(i) each will have the effect of a vote "against" Proposal 2 and (ii) abstentions will have the effect of a vote "against" each of Proposals 3 and 4.

                         SUMMARY OF CERTAIN INFORMATION

INTEK................................... INTEK  is  a   development  stage   enterprise  engaged   in
                                        developing,  constructing and managing,  through Roamer One,
                                        220 MHz SMR Systems in  the U.S. utilizing licenses  granted by  the  FCC  for  220  MHz  and,  through  Midland  USA,  a distributor and value added reseller of LMR Products for the professional LMR market. INTEK is quoted on the Nasdaq Small
                                        Cap  Stock  Market  (Symbol:  IDCC).  See  "THE  COMPANY  --
                                        Exchange   Listing,  Market  Prices  and  Dividends  on  the
                                        Company's Common Stock."

Securicor Radiocoms Limited............. Radiocoms  is  a  wholly   owned  subsidiary  of   Securicor
                                        Communications  and an indirect,  wholly owned subsidiary of
                                        Security Services plc, itself  a wholly owned subsidiary  of
                                        Securicor.  Radiocoms designs,  develops and  manufactures a range of LMR  products using  linear modulation  technology.
                                        Radiocoms  also  provides technical  and  project management expertise for "turn key" custom engineered LMR communication system solutions and  sells, primarily in  the U.K.,  mobile communications  systems and radio  equipment for businesses, using products purchased from established manufacturers. See
                                        "THE RADIOCOMS  BUSINESS."  Securicor Communications  is  an
                                        indirect, wholly owned subsidiary of Securicor. Securicor is a  multinational U.K.  based company  that provides  a broad range of security, distribution, communications and business services.

Amendment to Certificate of
Incorporation........................... The Company has authorized under its Restated Certificate of
                                        Incorporation 20,000,000  shares of  Common Stock  of  which
                                        13,824,466 shares of Common Stock are issued and outstanding as  of the Record Date. If approved by the Stockholders, the
                                        Amendment will authorize an  aggregate of 60,000,000  shares of  Common Stock.  Unless approved by  the Stockholders, the
                                        Company  will  not  have  enough  shares  of  Common   Stock
                                        authorized  under its Restated  Certificate of Incorporation to consummate the Securicor Transaction. If the Amendment is approved by the Stockholders  and the Securicor  Transaction is  consummated, there would be 21,175,534 shares of Company
                                        Common Stock authorized but unissued (assuming no additional shares of Company  Common Stock  have been  issued from  the date hereof through such date).

Background of the Transactions.......... In September 1994, following the Merger, the Company decided to  refocus its  business from  the Plastics  Business to an enterprise developing, constructing and managing 220 MHz SMR
                                        Systems in the U.S.  At the time of  the Merger, Roamer  One had  a contract with SCL to provide assistance in developing
                                        220 MHz SMR  Systems and technical  support with respect  to the operation of such systems.

                                        On   June  29,   1995,  after  months   of  discussions  and
                                        negotiations, the Company and SCL entered into an  agreement for  the  Company  to  acquire  the  wireless communications
                                        business  of   SCL  (the   "Midland  Purchase   Agreement").
                                        Following  execution of the  Midland Purchase Agreement, the
                                        Company completed

                                        the purchase of approximately $8 million of radio  equipment from Securicor Communications and its affiliates pursuant to the  terms of  an agreement which  had been  entered into in
                                        April 1995 and which permitted the Company to acquire up  to
                                        $4  million of such equipment in exchange for Company Common
                                        Stock in  the  event  the  Midland  Purchase  Agreement  was executed.

                                        During  the period  between November 1995  and January 1996,
                                        certain  amendments  were  made  to  the  Midland   Purchase
                                        Agreement  to take into  account the deteriorating financial performance of the wireless  communications business of  SCL and  to extend the date for consummation of the transaction.
                                        During this  same period,  John  Simmonds, Chairman  of  the
                                        Board  of SCL and a director and the Chief Executive Officer of the Company,  had several conversations  with Dr.  Edmund
                                        Hough,  Chairman of  the Board  of Securicor Communications,
                                        concerning strategies  for  the deployment  of  narrow  band equipment  in  the  U.S., the  complementary  nature  of the business of the Company, MIC and Radiocoms and the  possible benefits  which could be realized  from a combination of the three businesses.

                                        By January 1996 the transaction contemplated by the  Midland
                                        Purchase  Agreement still had not  been consummated. In view of the continued delays in consummating such transaction and the adverse impact of  such delays on  the Company, MIC  and
                                        Radiocoms,  Messrs.  Simmonds,  Hough  and  Nicholas Wilson,
                                        Chairman of the  Board of  the Company, met  on January  31,
                                        1996 in London, England to discuss a possible combination of the  business of the Company, the Radiocoms Business and the
                                        U.S.  LMR  Distribution   Business.  Subsequently,   Messrs.
                                        Simmonds,  Hough  and Wilson  met  on numerous  occasions to discuss the terms of a possible combination.

                                        On March  8, 1996,  the Board  of Directors  of the  Company
                                        considered  a proposed  letter of  intent providing  for the
                                        Company  to  acquire   from  Securicor  Communications   the
                                        Radiocoms  Stock  and  to  acquire  from  MIC  the  U.S. LMR
                                        Distribution Business.  On  March  8,  1996,  the  Board  of
                                        Directors  of the Company approved the letter of intent, and the Midland Purchase Agreement, as amended, was  terminated.
                                        The  Board of Directors of  the Company authorized a special committee of  the Board  of Directors  of the  Company  (the
                                        "Special  Committee"), consisting of  Nicholas Wilson, David
                                        Neibert,  Steven  Wasserman  and  Christopher  Branston,  to
                                        negotiate the terms of the definitive acquisition agreements with  each of Securicor  Communications, SCL and  MIC and to select a financial  advisor for the  Company. A joint  press release  announcing the proposed  transactions was issued on
                                        March 8, 1996.

                                        The Special  Committee retained  Fahnestock  & Co.  Inc.  to advise  it and the Board of Directors in connection with the
                                        Transactions and to render an opinion as to the fairness  of the  Transactions, from  a financial  point of  view, to the
                                        Company and its Stockholders.

                                        Between March 8, 1996 and  June 18, 1996 representatives  of the  Special  Committee,  the  Company,  SCL  and  Securicor
                                        Communications  conducted   due  diligence,   met  and   had
                                        telephone  conversations on numerous  occasions to negotiate the final terms of the definitive purchase agreements.

                                        On June 12, 1996, the Special Committee met to consider  the principal terms of the Transactions. Following presentations from  management of the  Company and Fahnestock  & Co. Inc., the Special  Committee  unanimously approved  the  principal terms  of  the  Transactions  and  unanimously  resolved  to recommend to the full Board of Directors of the Company that it approve the definitive purchase agreements.

                                        On June  17  and  18,  1996,  representatives  of  Securicor
                                        Communications,  INTEK and  SCL met  in London,  England, to
                                        finalize  the  definitive  purchase  agreements.  The  Stock
                                        Purchase  Agreement, Sale and  License Agreement and related agreements were executed on June 18, 1996.

                                        Due to  the  desire of  INTEK,  Securicor and  MIC  to  take advantage of business opportunities relating to the U.S. LMR
                                        Distribution  Business and  MIC's inability  to make advance product purchases prior to the expected consummation of  the
                                        Midland  Transaction and the Securicor Transaction at such a level to  take  advantage of  such  business  opportunities,
                                        INTEK,  SCL, and  MIC agreed (with  Securicor's consent), to amend the  Sale and  License  Agreement as  set out  in  the
                                        Amended  Sale  and  License  Agreement  to  provide  for the immediate acquisition by INTEK (through Midland USA) of  the
                                        U.S.  LMR Distribution Business  and in connection therewith
                                        Securicor Communications agreed to  extend the Interim  Loan to  Midland USA. The  parties also agreed  that the terms of the purchase would  consist of certain  inventory and  other assets  sold at the consummation  of the Midland Transaction for cash and that a significant portion of the shares  being issued  as  consideration would  be  put into  escrow  to be released pending certain  events, including consummation  of the Securicor Transaction.

                                        On  September 12, 1996, Fahnestock  & Co. Inc. delivered its written opinion to the Board of Directors as to the fairness of the Transactions, from a financial point of view, to  the
                                        Company  and its  Stockholders. On  September 12,  1996, the
                                        Board of  Directors  of  the  Company  (with  the  directors related  to  SCL  abstaining  with  respect  to  the Midland
                                        Transaction)  approved  the  Stock  Purchase  Agreement,  as amended,  the Amended Sale and License Agreement and related documents, the Pledge Agreement  and the Board of  Directors of  Midland USA  approved the  Interim Loan  and the related documents. See  "THE  SECURICOR TRANSACTION  --  Background;
                                        Reasons for the Securicor Transaction."

                                        On  September 20, 1996, the Company  and MIC and SCL entered
                                        into  the   Amended   Sale   and   License   Agreement   and
                                        simultaneously  therewith, the Company, through Midland USA,

                                        acquired the U.S.  LMR Distribution  Business. The  purchase price  for the  Acquired Assets  included up  to 2.5 million shares of Company Common  Stock, cash consideration and  the assumption  of  certain  liabilities.  MIC  received 150,000 shares of Company  Common Stock and  INTEK issued  2,350,000 shares  of  Company Common  Stock  to the  Escrow  Agent and deposited the shares  into escrow pursuant  to the terms  of the  Amended  Sale  and  License  Agreement  and  the Escrow
                                        Agreement.  Until   the   consummation  of   the   Securicor
                                        Transaction,  MIC will not  have title to,  or voting rights with respect to, or any right to encumber any of the  Escrow
                                        Shares.  The  Escrow Shares  will  be released  to  MIC upon consummation of the Securicor  Transaction, or if  Securicor and INTEK, or their respective affiliates, enter into one or more  transactions within  six months of  the termination of the Stock  Purchase  Agreement,  which,  in  the  aggregate,
                                        convey    majority   control    of   INTEK    to   Securicor
                                        Communications, or its affiliates, upon the closing of  such transactions. The number of Escrow Shares released to MIC is subject  to  pricing  adjustments  of  a  maximum  of  (a) a reduction of up to 155,000  shares as an offset against  any
                                        losses   incurred  in   the  operation   of  the   U.S.  LMR
                                        Distribution  Business  from  August  1,  1996  through  the
                                        Closing;  and  (b) by  500,000 shares  which will  remain in escrow after title and voting  rights have been conveyed  to
                                        MIC  to  provide a  mechanism  for indemnifying  the Company
                                        against  actual  out-of-pocket  loss,  cost,  liability   or
                                        expense  incurred by the Company,  and aggregating more than
                                        $50,000, in connection  with the termination  by Hitachi  of the  Hitachi  Supply Agreement  without  the consent  of the
                                        Company prior  to  May 12,  1997.  Securicor  Communications provided  $4,274,775  of funding  to  Midland USA  under the
                                        Interim Loan  in connection  with  the consummation  of  the
                                        Midland  Transaction.  INTEK has  granted  MIC an  option to acquire the U.S. LMR Distribution Business, if the Securicor
                                        Transaction is not consummated,  through the acquisition  of the  outstanding  stock  of  Midland  USA,  in  exchange for payment of  all obligations  outstanding under  the  Interim
                                        Loan and 150,000 shares of Company Common Stock. If MIC does not  exercise such option, Midland  USA has a certain period of time  to  repay  its obligations  outstanding  under  the
                                        Interim  Loan, after which  time, if full  repayment has not been made, Securicor may foreclose upon all of the assets of
                                        Midland USA and the stock of Midland USA held by INTEK.  See
                                        "THE   SECURICOR   TRANSACTION  --   Terms  of   the  Escrow
                                        Agreement."

Stock Purchase Agreement................ The Stock Purchase Agreement provides for the acquisition by the Company of the Radiocoms Stock. Upon the consummation of the Securicor  Transaction, the  Company will  acquire  from
                                        Securicor  Communications the  Radiocoms Business.  See "THE
                                        SECURICOR  TRANSACTION  --  Terms  of  the  Stock   Purchase
                                        Agreement  and Securicor Transaction." The Company also will acquire indirect ownership of  certain EFJ Securities  which are  held by  Radiocoms. See  "THE SECURICOR  TRANSACTION --
                                        Terms of the Stock Purchase Agreement

                                        and Securicor  Transaction --  EFJ."  The Company  will  not acquire the Preferred Shares of Radiocoms which will be held by  Securicor Communications.  The Preferred  Shares will be issued by Radiocoms to Securicor Communications prior to the consummation of the Securicor Transaction in satisfaction of
                                        certain  intercompany  indebtedness   and  may  in   certain
                                        circumstances  be canceled against the delivery to Securicor
                                        Communications of all or  a portion of  the EFJ Shares.  The
                                        Company  will issue  to Securicor  Communications 25,000,000 shares of Company Common Stock in exchange for the Radiocoms
                                        Stock. See "THE SECURICOR TRANSACTION -- Terms of the  Stock
                                        Purchase  Agreement and Securicor Transaction." In addition, the Company will issue to Securicor Communications the INTEK
                                        Warrants. See  "THE SECURICOR  TRANSACTION --  Terms of  the
                                        Warrants."

                                        Securicor  Communications (in  addition to  SCL) will obtain certain registration rights  with respect to  its shares  of
                                        Common  Stock  as  set  forth  in  the  Registration  Rights
                                        Agreement. See "THE  SECURICOR TRANSACTION --  Terms of  the
                                        Registration Rights Agreement."

Conditions to Closing under the Stock
Purchase Agreement...................... The  obligations of Securicor Communications under the Stock
                                        Purchase Agreement are  conditioned on the  approval by  the
                                        Company's  Stockholders  of  the  Amendment  and  the  Stock
                                        Purchase Agreement and  certain other conditions,  including the  receipt  of regulatory  and  third party  approvals and consents.

Voting Agreement; Escrow
Agreement............................... In connection with the execution  and delivery of the  Stock
                                        Purchase  Agreement,  SCL,  Roamer  One  Holdings, Securicor
                                        Communications and Securicor  International Limited  entered
                                        into   a  voting  agreement,   which  Voting  Agreement  was
                                        subsequently amended pursuant to the First Amendment to  the
                                        Voting   Agreement   (together,  the   "Voting  Agreement").
                                        Pursuant to the terms of  the Voting Agreement, as  amended, each  of the parties executed and delivered to the Company a limited proxy directing  the Company to  vote the shares  of
                                        Common  Stock owned  by such parties  as of the  date of the
                                        Annual Meeting in a manner consistent with the vote (for  or against) of a majority of the shares of Company Common Stock not owned by such parties and voted at the Annual Meeting on resolutions  to approve the Stock  Purchase Agreement and to amend the Company's  Restated Certificate of  Incorporation.
                                        In  addition, each party to  the Voting Agreement has agreed that, following consummation  of the Securicor  Transaction, it  will  vote its  shares of  Common Stock  for a  two year period thereafter  in  favor of  a  designee of  Roamer  One
                                        Holdings (reasonably acceptable to the Company and Securicor
                                        Communications)  to the  Company's Board  of Directors. Each
                                        such  proxy  is  irrevocable   until  the  earlier  of   (i)
                                        termination of the Stock Agreement, (ii) mutual agreement of each  of the parties to the Voting Agreement, as amended, or
                                        (iii) December 31, 1996. See "GENERAL INFORMATION --  Voting
                                        Rights."

                                        In  connection  with  the consummation  of  the transactions contemplated by  the  Amended Sale  and  License  Agreement,
                                        INTEK,  MIC  and the  Escrow Agent  entered into  the Escrow
                                        Agreement. Under  the  terms  of the  Escrow  Agreement  the
                                        Escrow Shares will be voted by the Escrow Agent with respect to the Securicor Transaction and the Amendment in proportion to  the votes of  the Stockholders (for  or against) who are not parties to  the Voting Agreement  (I.E. SCL, Roamer  One
                                        Holdings, Securicor Communications and Securicor
                                        International Limited), but excluding abstentions and broker non-votes. See "GENERAL INFORMATION -- Voting Rights."

Recommendation of the Company's Board of  The  Company's Board  of Directors  recommends approval of
Directors of the Securicor Transaction;   the Securicor  Transaction.  In  approving  the  Securicor
Company's Reasons for the Securicor       Transaction,  the  Board of  Directors consulted  with its
Transaction.............................  financial advisor  and  management,  and  considered  such factors  as  they deemed  appropriate,  including, without limitation, the following factors:

                                             (i) The belief  by the  Board of  Directors and  INTEK's
                                                management  that Radicoms Business  of designing and
                                                manufacturing   radio    and    related    equipment
                                                complements its newly acquired U.S. LMR Distribution
                                                Business.

                                            (ii) The  belief by  the Board  of Directors  and INTEK's
                                                management that it  is advantageous to,  (a) have  a
                                                direct  interest  in  the  technology  for  the  LMR
                                                Products INTEK  sells and  distributes, (b)  control
                                                the  sale and distribution  of subscriber equipment,
                                                (c) control the design, acquisition and installation
                                                of base station radio equipment, and (d) manage  the
                                                spectrum  on which the subscriber equipment is to be
                                                activated.

                                           (iii) The belief  by the  Board of  Directors and  INTEK's management  that a presence in  more segments of the
                                                LMR Product and service  markets (other than  solely
                                                as  a seller of air time)  in the U.S. and worldwide
                                                will enable INTEK  to respond  more effectively  and
                                                quickly  to changes  in the  220MHz SMR  market more
                                                rapidly.

                                            (iv) The belief  by the  Board of  Directors and  INTEK's
                                                management  that a more  diversified business with a
                                                larger assets base will provide INTEK with access to
                                                a broader range of potential sources of capital.

                                             (v) The belief  by the  Board of  Directors and  INTEK's
                                                management  that  it is  desirable to  eliminate the
                                                risk of  losing Radiocoms  as its  sole supplier  of
                                                equipment  and  to obtain  greater control  over its
                                                supply of equipment.

                                            (vi) INTEK's need  for near-term  cost effective  capital
                                                and Securicor Communication's willingness to provide
                                                the  Delayed  Drawdown  Subordinated  Loan,  and the
                                                Interim Loan, on terms favorable to INTEK.

                                           (vii) INTEK's  ability   to   consummate   the   Securicor
                                                Transaction  utilizing its  Company Common  Stock as
                                                payment for the Radiocom's Stock.

                                          (viii) INTEK's analysis of information with respect to  the
                                                financial   condition,   business,   operations  and
                                                prospects of  both INTEK  and  Radiocoms on  both  a
                                                historical  and prospective basis, including certain
                                                information reflecting the  two companies  on a  pro
                                                forma combined basis.

                                            (ix) INTEK's analysis of the potential synergies expected
                                                to  be realized by the  combined operations of INTEK
                                                and Radiocoms.

                                             (x) The written opinion of Fahnestock.

                                            (xi) The  information  contained  in  the  risk   factors
                                                described,  and the other  information set forth, in
                                                this Proxy Statement.

                                          These factors were considered collectively by the Board of
                                          Directors,  without   giving   specific  weight   to   any
                                          particular factor.

Opinion of Fahnestock & Co. Inc......... Fahnestock  & Co. Inc. ("Fahnestock") acted as the financial advisor to the Special Committee and the Board of  Directors
                                        of   the  Company  in   connection  with  the  Transactions.
                                        Fahnestock delivered  to  the  Special  Committee  its  oral opinion  on June 12, 1996  and delivered its written opinion to the  Board of  Directors on  September 12,  1996, to  the
                                        effect  that, as of the date  of such opinion and based upon and subject  to  certain  matters  as  stated  therein,  the consideration paid in the aggregate under the Stock Purchase
                                        Agreement  and the Amended Sale and License Agreement by the
                                        Company is  fair, from  a financial  point of  view, to  the
                                        Company and the Stockholders. Fahnestock's opinion addresses
                                        both   the  Securicor  and   Midland  Transactions  together
                                        inasmuch as consummation of  the Securicor Transaction  will trigger  the automatic payment of  the Escrow Shares to MIC, subject to  the  terms of  the  Escrow Agreement.  See  "THE
                                        SECURICOR TRANSACTION -- Opinion of Fahnestock & Co."

Closing................................. The  Closing contemplated by the Stock Purchase Agreement is anticipated to occur as soon as practicable after the Annual
                                        Meeting in the event the Stockholders approve the  Amendment
                                        and   the  Stock   Purchase  Agreement   and  certain  other
                                        conditions have  been satisfied,  including receipt  of  all required regulatory approvals have been received.

Federal Income Tax Consequences......... No  gain or loss will be recognized by INTEK with respect to the authorization  and  issuance  of  25,000,000  shares  of
                                        Company  Common Stock (and the  INTEK Warrants) to Securicor
                                        Communications in exchange for the Radiocoms Stock, for U.S.
                                        federal  income  tax  purposes.  Stockholders  (other   than
                                        Securicor  Communications and its affiliates, as to which no view is expressed herein) of the Company should recognize no gain or  loss for  U.S.  federal income  tax purposes  as  a result of the Securicor Transaction. The consummation of the
                                        Securicor  Transaction will result  in an "ownership change"
                                        of INTEK within the meaning of Section 382 of the Code. As a result, the

                                        utilization of INTEK's net operating loss carryforwards will be limited for the tax periods following the Closing. For  a discussion  of U.S. federal income tax consequences relating to the Securicor Transaction, see "THE SECURICOR TRANSACTION
                                        -- United States Federal Income Tax Consequences to INTEK."

Regulatory Matters...................... Each of the  Securicor Transaction  and the  payment of  the
                                        Escrow  Shares  (upon  the  consummation  of  the  Securicor
                                        Transaction) to  MIC pursuant  to  the Escrow  Agreement  is subject  to the requirements of  the HSR Act, which provides that certain acquisition transactions may not be consummated
                                        until  certain  information  has   been  furnished  to   the
                                        Antitrust   Division  of  the  Department  of  Justice  (the
                                        "Division") and the Federal Trade Commission (the "FTC") and
                                        unless certain waiting  period requirements  have been  met.
                                        The  Company  anticipates that  the Notification  and Report
                                        Forms required pursuant to the HSR Act will be filed by  the
                                        Company, SCL and Securicor in the near term. Satisfaction of
                                        the   waiting  period  requirement  will  not  preclude  the
                                        Division, the FTC or any other party either before or  after the  expiration of the  waiting periods or  the Closing from challenging or  seeking to  delay  or enjoin  the  Securicor
                                        Transaction  or the Midland Transaction or both on antitrust or other grounds.  There can  be no assurances  that such  a challenge,  if  made,  would  not  be  successful.  See "THE
                                        SECURICOR TRANSACTION -- Regulatory Approvals."

Post-Closing Control by Securicor
Communications.......................... Upon  the   consummation  of   the  Securicor   Transaction,
                                        Securicor  Communications will  own or control  the right to vote, in the aggregate, a  majority of Company Common  Stock and  therefore will have the power to elect the entire Board of Directors of  the Company  and to  approve or  disapprove virtually  any action, including any proposed adoption of an
                                        amendment  to   the   Company's  Restated   Certificate   of
                                        Incorporation  and any proposed sale of all or substantially all of  the  Company's  assets or  any  merger  transaction.
                                        However,  see  "THE SECURICOR  TRANSACTION  -- Terms  of the
                                        Voting Agreement."

Management After the Closing............ Upon the consummation of  the Securicor Transaction,  Edmund
                                        Hough,  the  Chief  Executive Officer  of  the Communication
                                        Division of Securicor, will  act as Interim Chief  Executive
                                        Officer  of New INTEK; Thomas  Little, the Managing Director
                                        of Radiocoms,  will  remain  as  the  Managing  Director  of
                                        Radiocoms;  David Neibert,  the Executive  Vice President of
                                        INTEK and  President of  Roamer One,  will remain  in  those positions;  and  Howard  Parkinson, a  former  consultant to
                                        Securicor and MIC, will  continue to oversee the  operations of the U.S. LMR Distribution Business as a Vice President of
                                        Midland  USA.  The position  of  Chief Financial  Officer is expected to be vacant at the time of the consummation of the
                                        Securicor Transaction  and  filled  as  soon  thereafter  as possible.

Dilution................................ As  of  June  30,  1996,  the  tangible  book  value  of the
                                        Company's Common Stock was $7.7 million or $0.69 per  share.
                                        After  the  Midland  Transaction,  the  Stockholders  of the
                                        Company suffered a decrease in  tangible book value to  $7.2 million  or $0.64 per share (assuming only 150,000 shares of
                                        Company Common Stock

                                        are paid to MIC) or  $0.53 (assuming all 2.5 million  shares of  Company Common Stock are paid  to MIC). If the Securicor
                                        Transaction is approved, the  Company's tangible book  value will increase to $23.5 million or $0.61 per share. There can be  no assurance that  the actual amount  of dilution at the consummation of  the Securicor  Transaction  will not  be  a greater  amount.  To  the  extent  outstanding  options  and additional options  to  purchase Company  Common  Stock  are exercised  and granted,  there may be  further dilution. See
                                        "THE  SECURICOR   TRANSACTION   --   Accounting   Treatment;
                                        Dilution."

Interests of Certain Persons in the
Transactions............................ As  of the Record Date,  Securicor International Limited, an
                                        affiliate of Securicor Communications and Securicor,  owned, directly  or indirectly, 6.8% of  the issued and outstanding
                                        Company  Common  Stock.  If  the  Securicor  Transaction  is
                                        consummated  (assuming the Company does  not issue or redeem
                                        any  shares  of  Company  Common  Stock  and  that   neither
                                        Securicor  nor any of its affiliates acquires or disposes of any shares of Company  Common Stock in  the period prior  to the  Closing), Securicor Communications  would own, directly or indirectly through its affiliates, a beneficial  interest in  25,937,042 shares  (or approximately 66.9%)  of the then issued and outstanding Company Common Stock. See  "DIRECTORS
                                        AND EXECUTIVE OFFICERS OF INTEK -- Certain Relationships and
                                        Related Transactions."

                                        As  of the Record  Date, SCL beneficially  owns, directly or
                                        indirectly,  approximately   18.6%   of   the   issued   and
                                        outstanding   Company   Common  Stock.   If   the  Securicor
                                        Transaction is consummated and  the Escrow Shares  delivered to  MIC in  accordance with  the Escrow  Agreement (assuming that the  Company does  not issue  or redeem  any shares  of
                                        Company  Common  Stock  and  that SCL  does  not  acquire or dispose of its shares of Company Common Stock in the  period prior to the Closing), SCL would own, directly or indirectly
                                        through   MIC,  a  beneficial   interest  in  4,910,850  (or
                                        approximately  12.7%)  shares   of  the   then  issued   and
                                        outstanding  Company  Common Stock.  Certain members  of the
                                        Board of Directors  of INTEK  are affiliated  with SCL.  See
                                        "DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  INTEK  --  Certain
                                        Relationships and Related Transactions."

                                        On June 16, 1995, Roamer One Holdings entered into an option agreement with SCL  pursuant to  which SCL  paid Roamer  One
                                        Holdings   $1,800,000  for  an  option  to  purchase  up  to
                                        1,800,000 shares of Company Common Stock at a purchase price of $1.50 per share. The option may be exercised in whole  or in  part, for a period of five years. Roamer One Holdings is a private company controlled by Nicholas R. Wilson, Chairman of the  Board  of  the Company.  David  Neibert  and  Steven
                                        Wasserman,  directors  of  the Company,  are  also officers, directors and shareholders of Roamer One Holdings. As of the
                                        Record Date, SCL had exercised options to acquire  1,066,667 shares  of Company Common Stock from Roamer One Holdings. On
                                        October 3, 1996, MIC  entered into a  letter of intent  (the
                                        "MEL  Letter of Intent") with  Roamer One Holdings providing for the sale by Midland

                                        Europe Limited, a wholly owned subsidiary of MIC ("MEL"), of
                                        MEL's business to Roamer One  Holdings and the grant by  MIC to  Roamer One Holdings  of a limited  license to distribute
                                        LMR Products under the Midland  marks in the conduct of  the acquired business, all at a purchase price to be agreed upon
                                        (the "MEL Purchase Price"). SCL and Roamer One Holdings have further  agreed that, on or before the closing of Roamer One
                                        Holdings' acquisition  of  the  business of  MEL,  SCL  will exercise  such portion of the options held by SCL to acquire
                                        Company Common Stock from Roamer One Holdings as shall  have an  aggregate exercise price  equal to or  greater than that portion of  the  MEL  Purchase  Price  payable  in  cash  at closing.  INTEK  declined  the opportunity  to  purchase the business of MEL.  See "DIRECTORS AND  EXECUTIVE OFFICERS  OF
                                        INTEK -- Certain Relationships and Related Transactions."

Accounting Treatment.................... The Securicor Transaction is expected to be accounted for as a  reverse acquisition  since after the  consummation of the
                                        Securicor Transaction, Securicor Communications will hold  a majority of the issued and outstanding Company Common Stock.
                                        See  "THE  SECURICOR  TRANSACTION  --  Accounting Treatment;
                                        Dilution."

Dissenter's Rights...................... Stockholders will  not be  entitled to  statutory  appraisal rights  under the Delaware  General Corporation Law ("DGCL")
                                        whether  or  not  they  vote  in  favor  of  the   Securicor
                                        Transaction.

Risk Factors............................ For  a discussion of certain risk factors in connection with the Securicor Transaction, see "RISK FACTORS."

Price Range of the Company Common
Stock................................... The latest  reported sales  price for  the Company's  Common
                                        Stock  on the  Nasdaq Small Cap  Stock Market  at October 7,
                                        1996 was $4 11/16  . See "THE  COMPANY -- Exchange  Listing,
                                        Market Prices and Dividends on the Company's Common Stock."

Recent Developments..................... On   September  20,  1996,  INTEK   acquired  the  U.S.  LMR
                                        Distribution Business. Simultaneously  therewith, INTEK  and
                                        Midland  USA  entered  into  an  Assignment  and  Assumption
                                        Agreement, whereby  Midland USA  acquired right,  title  and interest  to  the Acquired  Assets  comprising the  U.S. LMR
                                        Distribution Business and  assumed the obligations  relating thereto. The purchase price for the Acquired Assets included up  to  2.5 million  shares  of Company  Common  Stock, cash consideration in the amount of $3,417,246 and the assumption of certain  liabilities.  At  the  closing  of  the  Midland
                                        Transaction,  MIC  was  entitled  to  receive,  and promptly thereafter did  receive, 150,000  shares of  Company  Common
                                        Stock. Shortly after the Closing of the Midland Transaction,
                                        2.35  million shares of Company  Common Stock were issued to the Escrow Agent  pursuant to the  Escrow Agreement. In  the event  the  Securicor  Transaction  is  consummated,  or  if
                                        Securicor Communications  and  INTEK,  or  their  respective affiliates,  enter into one or  more transactions within six months of the termination  of the Stock Purchase  Agreement, which, in the aggregate, convey majority control of INTEK to
                                        Securicor   Communications   upon   the   closing   of  such
                                        transactions, MIC  will be  entitled to  receive the  Escrow

                                        Shares, subject to pricing adjustments of a maximum of (a) a reduction of up to 155,000 shares of Company Common Stock in
                                        the   event   that  the   U.S.  LMR   Distribution  Business
                                        experiences losses between the period of August 1, 1996  and the  date the Securicor Transaction  is consummated, and (b)
                                        up to 500,000 shares which will remain in escrow after title and voting rights have been conveyed to MIC to indemnify the
                                        Company in the  event that the  Hitachi Supply Agreement  is terminated  prior  to,  or  the  benefits  thereof  are  not otherwise provided to the Company through, May 12, 1997.

                                        Pursuant to terms of Amended Sale and License Agreement,  in the  event the Securicor Transaction is not consummated, MIC has an option to acquire the U.S. LMR Distribution  Business by  acquiring  the  stock  of Midland  USA  in  exchange for payment of  all obligations  outstanding under  the  Interim
                                        Loan  and 150,000 shares of Company Common Stock. The option may be exercised on or  before the Option Exercise Date.  In the  event such option is  not exercised, Midland USA, under the terms of the Loan Agreement, may retain ownership of the
                                        U.S. LMR  Distribution  Business  by the  repayment  on  the
                                        Repayment  Date  of  all obligations  outstanding  under the
                                        Interim Loan. In  the event such  repayment does not  occur,
                                        Securicor  Communications  may  foreclose  upon  all  of the assets of Midland USA and the  stock of Midland USA held  by
                                        INTEK. See MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                                        CONDITION  AND RESULTS  OF OPERATIONS --  INTEK -- Liquidity
                                        and Capital Resources.

                         SELECTED FINANCIAL INFORMATION

    The following selected financial information for the five years ended December 31, 1995 is derived from the audited historical financial statements of INTEK. The financial information for the six-month periods ended June 30, 1995 and 1996 is derived from unaudited financial statements of INTEK. The unaudited INTEK financial statements include all adjustments, consisting of normal recurring accruals, that INTEK considers necessary for a fair presentation of the financial position and the results of operations for this period. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1996. The financial information set forth below should be read in conjunction with INTEK's financial statements, related notes and other financial information included herein.

    On September 23, 1994, the Merger occurred with Simrom, whose principal assets consisted of certain rights relating to licenses granted by the FCC for the 220 MHz. Subsequent to the Merger, Simrom changed its name to Roamer One and the Company decided to refocus its business from the Plastics Business, to a development stage enterprise of developing, constructing and managing a 220 MHz SMR Systems in the U.S. Roamer One has conducted business since the Merger. The accompanying selected financial information presents all INTEK operations prior to the Merger as discontinued operations.

                         SELECTED FINANCIAL INFORMATION
                         INTEK DIVERSIFIED CORPORATION
                         A DEVELOPMENT STAGE ENTERPRISE
            (U.S.$ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                                        FROM
                                                                                              SIX MONTHS ENDED       INCEPTION
                                                  YEAR ENDED DECEMBER 31,                         JUNE 30,          TO JUNE 30,
                                   -----------------------------------------------------  ------------------------  ------------
                                     1991       1992       1993       1994       1995        1995         1996          1996
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
                                                                                          (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Net sales........................  $  --      $  --      $  --      $     329  $   3,547   $   1,520    $     544    $    4,420
Cost of sales....................     --         --         --            292      3,254       1,399          591         4,137
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
  Gross profit...................     --         --         --             37        293         121          (47)          283
Operating expenses...............        472        459        448        943      3,518       1,595        2,309         6,769
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
  Operating loss.................       (472)      (459)      (448)      (906)    (3,225)     (1,474)      (2,356)       (6,486)
Other income (expense):
  Gain (loss) on sale of assets
   held for sale.................     --         --         --         --          1,204       1,152         (158)        1,045
  Interest expense, net..........         (6)    --         --            (33)      (209)       (114)        (117)         (367)
  Financing costs................     --         --         --         --           (635)       (533)        (333)         (968)
  Other, net.....................     --         --             52     --             28           6           12            48
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
  Loss from continuing operations
   before income taxes...........       (478)      (459)      (396)      (939)    (2,837)       (963)      (2,952)       (6,728)
Income tax provision (benefit)...       (267)      (135)         8     --         --          --           --            --
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
  Loss from continuing
   operations....................       (211)      (324)      (404)      (939)    (2,837)       (963)      (2,952)       (6,728)
Discontinued operations:
  Loss from discontinued
   operations, net of income
   taxes.........................       (499)      (183)      (342)    --         --          --           --            --
Gain on disposal of discontinued
 operations, net of income
 taxes...........................     --         --             10     --         --          --           --            --
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
Net loss.........................       (710)      (507)      (736)      (939)    (2,837)       (963)      (2,952)       (6,728)
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------


                                                       DECEMBER 31,                               JUNE 30,            JUNE 30,
                                   -----------------------------------------------------  ------------------------  ------------
                                     1991       1992       1993       1994       1995        1995         1996          1996
                                   ---------  ---------  ---------  ---------  ---------  -----------  -----------  ------------
BALANCE SHEET DATA:
Cash and short-term
 investments.....................  $     814  $     371  $     231  $   1,557  $     678   $   1,169    $     782    $      782
Working capital..................      5,664      5,079      4,182      2,610        844       3,781        4,476         4,476
Total assets.....................      6,399      5,549      4,716      8,164     12,534      10,215       17,291        17,291
Stockholders' equity (deficit)...      5,261      4,754      4,018      3,266      7,934       6,938        7,071         7,071

PER SHARE DATA:
Net loss per common share and
 common share equivalent:
  Continuing operations..........  $   (0.07) $   (0.12) $   (0.14) $   (0.22) $   (0.30)  $   (0.10)   $   (0.27)   $    (0.84)
  Net income.....................  $   (0.25) $   (0.18) $   (0.26) $   (0.22) $   (0.30)  $   (0.10)   $   (0.27)   $    (0.84)
Weighted average common shares
 and common share equivalents
 outstanding.....................      2,816      2,816      2,816      4,341      9,559       8,993       10,983         7,999

RADIOCOMS BUSINESS

    The following selected financial information for the three years ended September 30, 1995 is derived from the audited historical financial statements of Radiocoms. These statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") but are denominated in U.K. Pounds Sterling (Radicoms' functional currency). The financial information for the years ended September 30, 1991 and 1992 and the nine-month periods ended June 30, 1995 and 1996 is derived from unaudited financial statements of Radiocoms. The unaudited Radiocoms financial statements include all adjustments, consisting of normal recurring accruals, that Radiocoms considers necessary for a fair presentation of the financial position and the results of operations for this period. Operating results for the nine months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire year ending September 30, 1996. The financial information set forth below should be read in conjunction with Radiocoms' financial statements, related notes and other financial information included herein.

                    SELECTED COMBINED FINANCIAL INFORMATION
                            RADIOCOMS AND AFFILIATES
                         (POUNDS STERLING IN THOUSANDS)

                                                                                              NINE MONTHS ENDED
                                                YEAR ENDED SEPTEMBER 30,                          JUNE 30,
                                ---------------------------------------------------------   ---------------------
                                  1991        1992        1993        1994        1995        1995        1996
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                (UNAUDITED) (UNAUDITED)                                     (UNAUDITED) (UNAUDITED)

STATEMENT OF OPERATIONS DATA:
Net sales.....................  L      3,157 L   4,359    L 6,500     L10,843     L19,123   L  12,891   L  11,342
Rental income.................     --          --             666       1,126       1,396      1,016       1,138
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total revenues..............     3,157       4,359        7,166      11,969      20,519     13,907      12,480
Cost of sales.................     2,074       2,979        4,767       7,429      12,227      8,871      10,245
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Gross profit................     1,083       1,380        2,399       4,540       8,292      5,036       2,235
Operating expenses............     1,858       2,169        3,326       5,557       7,080      4,554       4,923
Research and development......       200         992        1,010       1,169       1,782      1,197       1,536
Provision for doubtful
 accounts.....................     --          --          --              10         309         28          40
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Operating loss..............      (975)     (1,781)      (1,937)     (2,196)       (879)      (743)     (4,264)
Interest expense..............       (34)       (138)        (152)       (156)       (322)      (204)       (792)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Loss before income taxes....    (1,009)     (1,919)      (2,089)     (2,352)     (1,201)      (947)     (5,056)
Income tax benefit............      (219)       (213)        (204)       (186)       (464)      (348)     (1,430)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net loss......................      (790)     (1,706)      (1,885)     (2,166)       (737)      (599)     (3,626)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------


                                                      SEPTEMBER 30,                               JUNE 30,
                                ---------------------------------------------------------   ---------------------
                                  1991        1992        1993        1994        1995        1995        1996
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

BALANCE SHEET DATA:
Cash and short-term
 investments..................  L     116   L     212      L   19      L  171      L  380   L      91   L     113
Working capital (deficit).....        13      (1,583)      (1,566)      1,655       2,256      1,622      (1,396)
Total assets..................     2,426       3,928        8,258      11,507      23,670     19,469      32,087
Shareholder's equity
 (deficit)....................    (1,714)     (3,320)      (5,258)     (7,424)     (8,161)    (8,023)    (11,787)

PER SHARE DATA: (A)

------------------------
(A) Radiocoms is a wholly owned subsidiary of Securicor Communications and an indirect wholly owned subsidiary of Securicor plc (a publicly traded U.K.
     company) and therefore per share data is not presented. Radiocoms has not paid any cash dividends to date.

                         SUMMARY OF UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma condensed combined financial statements present pro forma results of operations for 12 months ended December 31, 1995 (INTEK and MIC) and September 30, 1995 (Radiocoms) and the nine-month period ended June 30, 1996. The fiscal year end for INTEK and MIC is December 31 and for Radiocoms is September 30. The nine-month period ended June 30, 1996 for INTEK and MIC is comprised of each company's fourth quarter of fiscal 1995 and its first two quarters of fiscal 1996 and the nine-month period ended June 30, 1996 for Radiocoms is comprised of Radiocoms' first three quarters of fiscal 1996. The fourth quarter of fiscal 1995 financial information has been derived from the unaudited fourth quarter of fiscal 1995 financial statements which have been prepared in accordance with Securities and Exchange Commission rules and regulations and on a basis consistent with the fiscal 1995 financial statements. The pro forma statement of operations gives effect to the consummation of the Transactions as if such Transactions were consummated as of October 1, 1994 for the twelve-month period presented and October 1, 1995 for the nine month period presented. The pro forma balance sheet gives effect to the Transactions as if they were consummated on June 30, 1996. The pro forma financial statements have been prepared using the purchase method of accounting. Securicor Communications will be the acquiror for accounting purposes because the shareholders of Securicor Communications will hold the majority of outstanding Company Common Stock subsequent to the consummation of the Transactions. The pro forma financial statements have been prepared as if the Securicor Transaction was consummated and all of the Escrow Shares have been released to MIC pursuant to the terms of the Escrow Agreement.

    Securicor statements were translated in accordance with FASB 52 which provides that assets and liabilities are translated at exchange rates in effect at the balance sheet date and income and expenses are translated at the average rate for the period presented.

    The unaudited pro forma condensed combined financial statements and notes thereto should be read in conjunction with the separate audited consolidated financial statements and related notes thereto of the INTEK, MIC, and Radiocoms included herein. The following unaudited pro forma condensed combined financial statements do not purport to be indicative of the results which actually would have occurred if the Transactions had been consummated on the dates indicated or which may be obtained in the future.

                                     INTEK
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE 12 MONTHS ENDED DECEMBER 31, 1995
            (U.S.$ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                           ADJUSTMENTS AND
                                                                            ELIMINATIONS
                                           INTEK         MIDLAND     ---------------------------      INTEK
                                        HISTORICAL     HISTORICAL        DEBIT         CREDIT       PROFORMA
                                       -------------  -------------  -------------  ------------  -------------

Net sales............................        $3,547     $  27,406    $      71(b)                 $      30,882
Cost of sales........................         3,254        23,176                          59(b)         26,371
                                       -------------  -------------                               -------------
Gross profit.........................           293         4,230                                         4,511
Operating expense....................         3,518         8,476          717(e)                        12,711
                                       -------------  -------------                               -------------
Operating loss.......................        (3,225)       (4,246)                                       (8,200)
Other income (expense):
Gain on sale of assets held for
 sale................................         1,204            --                                         1,204
Interest expense, net................          (209)         (591)         470(j)                        (1,270)
Financing costs......................          (635)                                                       (635)
Restructuring expense................            --          (203)                        203(c)             --
Gain on sale of Consumer Products
 Division............................            --           927          927(c)                            --
Amortization of excess of fair value
 of acquired net assets over cost....            --           681          681(a)                            --
Other, net...........................            28           638          638(c)                            28
                                       -------------  -------------                               -------------
Loss from continuing operations
 before income taxes.................        (2,837)       (2,794)                                       (8,873)
Income tax provision (benefit).......            --          (288)         288(a)                            --
                                       -------------  -------------  -------------      -----     -------------
Net loss.............................       $(2,837)  $     (2,506 ) $   (3,792   ) $     262     $      (8,873)
                                       -------------  -------------  -------------      -----     -------------
                                       -------------  -------------  -------------      -----     -------------
Loss per share.......................        $(0.30 )                                                    $(0.74)(k)
                                       -------------
                                       -------------
Weighted average shares
 outstanding.........................     9,558,982                                                  12,058,982(k)
                                       -------------                                              -------------
                                       -------------                                              -------------

    The accompanying notes are an integral part of these pro forma financial statements.

                                   NEW INTEK
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
             FOR THE 12 MONTHS ENDED DECEMBER 31, 1995 (INTEK) AND
             FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1995 (RADIOCOMS)
            (U.S.$ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                         ADJUSTMENTS AND
                                                                          ELIMINATIONS
                                         INTEK        RADIOCOMS    ---------------------------      NEW INTEK
                                        PROFORMA     HISTORICAL        DEBIT         CREDIT         PROFORMA
                                      ------------  -------------  -------------  ------------  -----------------
Net sales...........................   $   30,882     $  31,913    $    6,460(d)                       $56,335
Cost of sales.......................       26,371        19,016                   $   1,680(d)         43,707
                                      ------------  -------------                               -----------------
Gross profit........................        4,511        12,897                                        12,628
Operating expense...................       12,711        14,264         2,785(e)                       29,760
                                      ------------  -------------                               -----------------
Operating loss......................       (8,200)       (1,367)                                      (17,132)
Other income (expense):
  Gain on sale of assets held for
   sale.............................        1,204            --           783(g)                          421
  Interest expense, net.............       (1,270)         (501)                        465(g)         (1,306)
  Financing costs...................         (635)           --                                          (635)
  Other, net........................           28            --                                            28
                                      ------------  -------------                               -----------------
Loss from continuing operations
 before income taxes................       (8,873)       (1,868)                                      (18,624)
Income tax provision (benefit)......           --          (722)          722(h)                           --
                                      ------------  -------------  -------------     ------     -----------------
Net loss............................   $   (8,873)    $  (1,146)   $   10,750     $   2,145          $(18,624)
                                      ------------  -------------  -------------     ------     -----------------
                                      ------------  -------------  -------------     ------     -----------------
Less preferred dividends............                                    1,200   (f)                     (1,200   )
                                                                                                -----------------
Loss applicable to Common
 Shareholders.......................                                                                   (19,824   )
Loss per share......................       $(0.74 )                                                     $(0.53   )
                                      ------------                                              -----------------
                                      ------------                                              -----------------
Weighted average shares
 outstanding........................   12,058,982                                                   37,058,982   (i)
                                      ------------                                              -----------------
                                      ------------                                              -----------------

    The accompanying notes are an integral part of these pro forma financial statements.

                         INTEK DIVERSIFIED CORPORATION
                                PRO FORMA NOTES
         FOR THE 12 MONTHS ENDED DECEMBER 31, 1995 (INTEK AND MIC) AND
             FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1995 (RADIOCOMS)
           (U.S. $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

(a) To eliminate MIC assets not acquired in the Midland Transaction.

(b) To eliminate sales associated with mobile equipment sold by INTEK to MIC. These transactions were recorded in their respective historical financial statements for the periods presented in the accompanying Pro Forma Financial Statements.

(c) To eliminate historical operating results associated with other MIC business interest not acquired.

(d) To eliminate sales associated with mobile equipment and repeater station equipment sold by Radiocoms to INTEK and MIC.

(e) For purposes of the accompanying pro forma financial statements, the excess purchase price over tangible assets acquired have, in INTEK's case, been assigned to the value of INTEK's management agreements allowing it to utilize the 220 MHz licenses and the option agreements relating to certain licenses which, if exercised and assigned pursuant to the approval of the FCC, would allow INTEK to exercise all rights and benefits with respect to such 220 MHz licenses. These management agreements have terms of 5 years and are renewable indefinitely thereafter. An estimated economic life of 15 years has been ascribed to these intangibles. This estimated useful life is INTEK management's best estimate based upon the likelihood of renewing the underlying 220 MHz licenses with the FCC and the operational flexibility provided by 220 MHz. This flexibility will mitigate the risk of spectrum obsolescence prior to the end of the 15-year period.

    The intangibles associated with the Midland Transaction have been assigned to brand equity in the Midland name. MIC has sold mature radio equipment under the Midland name for over 35 years and has a strong installed radio base in the U.S. An estimated economic life of 15 years has been ascribed to these Midland Intangibles.

    For the purposes of these Pro Forma Financial Statements, a fair value of $4.16 per share has been ascribed to Company Common Stock. The fair value was calculated by averaging the quoted market price of Company Common Stock for 10 days prior to September 19, 1996 and applying a 20% discount. This discount is based upon the illiquidity of the large size of the block of stock issued in the Transactions, the small public float of Company Common Stock, comparison with similar transactions for other companies and recent stock issuances.

    The Securicor Transaction will be accounted for as a reverse acquisition because Securicor Communications will hold the majority of Company Common Stock subsequent to the consummation of the Transactions. For accounting purposes, INTEK will be the accounting acquiree.

    The intangibles related to the Transactions were calculated as follows:

                                                                  MIC
                                                              ------------
Company Common Stock shares issued to MIC...................     2,500,000
Fair market value per share.................................        X$4.16
                                                              ------------
Fair market value of shares issued to MIC...................  $     10,400
Cash Consideration..........................................  $      4,275
                                                              ------------
Fair market value of consideration..........................  $     14,675
Historical book value of MIC at June 30, 1996...............  $      3,926
                                                              ------------
Midland intangible..........................................  $     10,749
                                                              ------------
                                                              ------------

                         INTEK DIVERSIFIED CORPORATION
                          PRO FORMA NOTES (CONTINUED)
         FOR THE 12 MONTHS ENDED DECEMBER 31, 1995 (INTEK AND MIC) AND
             FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1995 (RADIOCOMS)
           (U.S. $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                 INTEK
                                                              ------------

Company Common Stock shares outstanding after issuance of
 2.5 million shares to MIC..................................    13,625,000
Fair market value per share.................................       X $4.16
                                                              ------------
Fair market value of INTEK..................................  $     56,680
Securicor ownership interest in INTEK after the Securicor
 Transaction................................................            65%
                                                              ------------
Fair value of INTEK acquired................................  $     36,842
Historical value of INTEK continuing stockholders...........         7,611
                                                              ------------
Securicor investment in INTEK...............................        44,453
Book value of INTEK after the Midland Transaction...........       (17,471)
                                                              ------------
INTEK intangible............................................  $     26,982
                                                              ------------
                                                              ------------

(f) To record Radiocoms' Preferred Stock dividends. Intercompany balances with Securicor or its parent up to $20 million will be converted into shares of Radiocoms Preferred Stock with a par value of $1 thousand per share. These preferred shares will be issued to Securicor Communications, are manditorily redeemable on June 30, 2006 and bear a dividend rate of 6%.

(g) To eliminate Radiocoms' interest on intercompany debt which will be contributed to capital.

(h) To eliminate Radiocoms' income tax benefit associated with its tax sharing arrangement with its parent and affiliates.

(i) The pro forma weighted average shares outstanding are calculated as follows:

                                                        DECEMBER 31, 1995
                                                        ------------------
INTEK historical......................................         9,558,982
Shares to be issued in the Midland Transaction........         2,500,000
Shares to be issued in the Securicor Transaction......        25,000,000
                                                        ------------------
                                                              37,058,982
                                                        ------------------
                                                        ------------------

(j) To reflect interest on initial draw against $15 million Interim Note.

(k) Does not reflect potential purchase price adjustments contemplated by the terms of the Escrow Agreement.

                         INTEK DIVERSIFIED CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE 9 MONTHS ENDED JUNE 30, 1996
            (U.S.$ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                              ADJUSTMENTS AND
                                                                                ELIMINATIONS
                                                 INTEK         MIDLAND     ----------------------     INTEK
                                              HISTORICAL     HISTORICAL      DEBIT      CREDIT       PROFORMA
                                             -------------  -------------  ---------  -----------  ------------
Net sales..................................   $     1,766     $   9,841    $     202(b)             $   11,405
Cost of sales..............................         1,765         7,992                      168(b)       9,589
                                             -------------  -------------                          ------------
Gross profit...............................             1         1,849                                  1,816
Operating expense..........................         3,151         4,927          537(d)         34(b)       8,581
                                             -------------  -------------                          ------------
Operating loss.............................        (3,150)       (3,078)                                (6,765)

Other income (expense):
  Loss on sale of assets held for sale.....          (149)           --                                   (149)
  Interest expense, net....................          (157)          (11)         352(m)                   (520)
  Financing costs..........................          (384)           --                                   (384)
  Amortization of excess of fair value.....            --           511          511(a)                     --
  Other, net...............................            11           639                                    650
                                             -------------  -------------                          ------------
Loss from continuing operations before
 income taxes..............................        (3,829)       (1,939)                                (7,168)
Income tax provision (benefit).............            --          (288)         288(a)                     --
                                             -------------  -------------  ---------       -----   ------------
Net loss...................................   $    (3,829)    $  (1,651)   $   1,890   $     202    $   (7,168)
                                             -------------  -------------  ---------       -----   ------------
                                             -------------  -------------  ---------       -----   ------------
Less preferred dividends...................
Loss applicable to common shareholders.....
Loss per share.............................   $     (0.36)                                          $    (0.54)(p)
                                             -------------                                         ------------
                                             -------------                                         ------------
Weighted average shares outstanding........    10,712,959                                           13,212,959(p)
                                             -------------                                         ------------
                                             -------------                                         ------------

    The accompanying notes are an integral part of these pro forma financial statements.

                                   NEW INTEK
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE 9 MONTHS ENDED JUNE 30, 1996
            (U.S.$ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                ADJUSTMENTS AND
                                                                                  ELIMINATIONS
                                                   INTEK        RADIOCOMS    ----------------------     NEW INTEK
                                                  PROFORMA     HISTORICAL      DEBIT      CREDIT         PROFORMA
                                                ------------  -------------  ---------  -----------  ----------------
Net sales.....................................   $   11,405     $  19,212    $   1,201(c)            $     29,416
Cost of sales.................................        9,589        15,771                      312(c)       25,048
                                                ------------  -------------                          ----------------
Gross profit..................................        1,816         3,441                                   4,368
Operating expense.............................        8,581        10,005        2,089(d)                  20,675
                                                ------------  -------------                          ----------------
Operating loss................................       (6,765)       (6,564)                                (16,307)
Other income (expense):
  Loss on sale of assets held for sale........         (149)           --                       97(l)          (52)
  Interest expense, net.......................         (520)       (1,219)                   1,219(f)         (520)
  Financing costs.............................         (384)           --                                    (384)
  Other, net..................................          650            --                                     650
                                                ------------  -------------                          ----------------
Loss from continuing operations before income
 taxes........................................       (7,168)       (7,783)                                (16,613)
Income tax provision (benefit)................           --        (2,201)       2,201(g)                      --
                                                ------------  -------------  ---------  -----------  ----------------
Net loss......................................   $   (7,168)    $  (5,582)   $   5,491   $   1,628   $    (16,613)
                                                ------------  -------------  ---------  -----------  ----------------
                                                ------------  -------------  ---------  -----------  ----------------
Less preferred dividends......................                                     900(e)                    (900)
                                                                                                     ----------------
Loss applicable to common shareholders........                                                            (17,513)
Loss per share................................        (0.54)                                         $      (0.46)
                                                ------------                                         ----------------
                                                ------------                                         ----------------
Weighted average shares outstanding...........   13,212,959                                            38,212,959(h)
                                                ------------                                         ----------------
                                                ------------                                         ----------------

    The accompanying notes are an integral part of these pro forma financial statements.

                         INTEK DIVERSIFIED CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1996
                              (U.S.$ IN THOUSANDS)
                                  (UNAUDITED)

                                                                                     ADJUSTMENTS AND
                                                                                       ELIMINATIONS
                                                      INTEK          MIDLAND      ----------------------      INTEK
                                                   HISTORICAL      HISTORICAL       DEBIT      CREDIT       PROFORMA
                                                  -------------  ---------------  ---------  -----------  -------------
CURRENT ASSETS
Cash, cash equivalents..........................    $     782       $      62                 $      62(a)   $     782
Accounts receivable.............................          454           3,226                     2,004(a)       1,676
Restricted cash.................................          966              --                                     966
Notes receivable, current portion...............          135              --                                     135
Inventories.....................................        2,992           4,268                     1,978(a)       5,282
Advances for mobile equipment inventory.........        1,796              --                                   1,796
Prepaid expenses and other current assets.......          383           1,073                     1,009(a)         447
Assets held for sale............................        1,555              --                                   1,555
                                                  -------------        ------                             -------------
Total current assets............................        9,063           8,629                                  12,639
PROPERTY AND EQUIPMENT, AT COST.................        7,860             191           159(a)                  8,210
Less accumulated depreciation...................          (63)            (74)           74(a)                    (63)
                                                  -------------        ------                             -------------
Net property and equipment......................        7,797             117                                   8,147
NOTE RECEIVABLE.................................           70              --                                      70
DEFERRED FINANCING COSTS........................          236              --                                     236
INVESTMENT IN ADC...............................           --           1,058                     1,058(a)          --
INVESTMENT IN JOINT VENTURE.....................          125                                                     125
INTANGIBLES.....................................           --              --        10,881(a)                 10,881
OTHER...........................................           --              56                        56(a)          --
                                                  -------------        ------                             -------------
TOTAL ASSETS....................................    $  17,291       $   9,860                               $  32,098
                                                  -------------        ------                             -------------
                                                  -------------        ------                             -------------

    The accompanying notes are an integral part of these pro forma financial statements.

                       NEW INTEK DIVERSIFIED CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1996
                              (U.S.$ IN THOUSANDS)
                                  (UNAUDITED)

                                                                                   ADJUSTMENTS AND
                                                                                    ELIMINATIONS
                                                     INTEK        RADIOCOMS    -----------------------   NEW INTEK
                                                   PRO FORMA     HISTORICAL      DEBIT       CREDIT       PROFORMA
                                                 -------------  -------------  ----------  -----------  ------------
CURRENT ASSETS
Cash, cash equivalents.........................    $     782     $       176                             $      958
Accounts receivable............................        1,676          12,709                                 14,385
Restricted cash................................          966              --                                    966
Notes receivable, current portion..............          135              --                                    135
Inventories....................................        5,282          17,322                    2,794(c)      19,810
Advances for mobile equipment inventory........        1,796              --                                  1,796
Prepaid expenses and other current assets......          447           3,259                                  3,706
Assets held for sale...........................        1,555              --                                  1,555
                                                 -------------  -------------                           ------------
Total current assets...........................       12,639          33,466                                 43,311
PROPERTY AND EQUIPMENT, AT COST................        8,210           7,963                      294(c)      15,816
                                                                                                   63(a)
Less accumulated depreciation..................          (63)         (3,311)          63(a)                 (3,311)
                                                 -------------  -------------                           ------------
Net property and equipment.....................        8,147           4,652                                 12,505
RENTAL EQUIPMENT...............................           --           1,966                                  1,966
NOTE RECEIVABLE................................           70              --                                     70
DEFERRED FINANCING COSTS.......................          236              --                                    236
INVESTMENTS IN EFJ AT COST.....................           --           9,773                                  9,773
INVESTMENT IN JOINT VENTURE....................          125              --                                    125
                                                      10,881              --       26,982(a)                 52,656
INTANGIBLES....................................
                                                                                   10,793(a)
                                                                                    4,000(o)
                                                 -------------  -------------                           ------------
TOTAL ASSETS...................................    $  32,098     $    49,857                             $  120,642
                                                 -------------  -------------                           ------------
                                                 -------------  -------------                           ------------

    The accompanying notes are an integral part of these pro forma financial statements.

                                     INTEK
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1996
                              (U.S.$ IN THOUSANDS)
                                  (UNAUDITED)

                                                                                    ADJUSTMENTS AND
                                                                                      ELIMINATIONS
                                                                                 ----------------------      INTEK
                                                           INTEK      MIDLAND      DEBIT      CREDIT       PROFORMA
                                                         ---------  -----------  ---------  -----------  -------------
CURRENT LIABILITIES
Accounts payable.......................................  $     151   $   1,199       1,199(a)              $     151
Accrued liabilities....................................        621       1,936       1,804(a)                    753
Related party payable..................................         32       1,736       1,736(a)                     32
Deferred income taxes..................................         --         814         814(a)                     --
Notes payable..........................................      2,500          --                                 2,500
Letter of credit liability.............................        917          --                                   917
Licensee deposits......................................        366          --                                   366
                                                         ---------  -----------                          -------------
Total current liabilities..............................      4,587       5,685                                 4,719
NOTE PAYABLE -- CONVERTIBLE............................      5,000                                             5,000
DEFERRED INCOME TAX....................................        633          63          63(a)                    633
LONG-TERM DEBT.........................................         --          --                   4,275(m)       4,275
EXCESS OF FAIR VALUE OF ACQUIRED NET ASSETS OVER
 COST..................................................         --         227         227(a)                     --
SHAREHOLDERS' EQUITY
Common stock...........................................        116          --                      25(i)         141(p)
Capital in excess of par value.........................     14,453          --                  10,375(i)      24,828
Treasury stock, at cost................................       (770)         --                                  (770)(p)
Retained earnings (deficit)............................     (6,728)      3,885       3,885(i)                 (6,728)
                                                         ---------  -----------                          -------------
TOTAL SHAREHOLDERS' EQUITY.............................      7,071       3,885                                17,471(p)
                                                         ---------  -----------                          -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.............  $  17,291   $   9,860                             $  32,098
                                                         ---------  -----------                          -------------
                                                         ---------  -----------                          -------------

    The accompanying notes are an integral part of these pro forma financial statements.

                                   NEW INTEK
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1996
                              (U.S.$ IN THOUSANDS)
                                  (UNAUDITED)

                                                                                    ADJUSTMENTS AND
                                                                                      ELIMINATIONS
                                                       INTEK                     ----------------------   NEW INTEK
                                                     PROFORMA       RADIOCOMS      DEBIT      CREDIT       PROFORMA
                                                   -------------  -------------  ---------  -----------  ------------
CURRENT LIABILITIES
Accounts payable.................................    $     151      $   3,760                             $    3,911
Accrued liabilities..............................          753          4,444        2,021(c)      4,000(p)       7,176
Related party payable............................           32         27,081       27,113(k)                     --
Notes payable....................................        2,500            350                                  2,850
Letter of credit liability.......................          917             --                                    917
Licensee deposits................................          366             --                                    366
                                                   -------------  -------------                          ------------
Total current liabilities........................        4,719         35,635                                 15,220
NOTE PAYABLE -- CONVERTIBLE......................        5,000             --                                  5,000
RELATED PARTY PAYABLE............................           --         32,459       32,459(k)                     --
DEFERRED INCOME TAX..............................          633             78                   10,793(a)      11,504
LONG-TERM DEBT...................................        4,275             --                                  4,275
MANDATORY REDEEMABLE PREFERRED STOCK.............           --             --                   20,000(k)      20,000
SHAREHOLDERS' EQUITY
Common stock.....................................          141            186          186(j)        250(j)         391
Capital in excess of par value...................       24,828             --        6,728(p)     26,732(j)      84,590
                                                                                                   186(j)
                                                                                                39,572(k)
Treasury stock, at cost..........................         (770)            --                                   (770)
Retained earnings (deficit)......................       (6,728)       (18,625)       1,067(c)      6,728(n)     (19,692)
Currency translation adjustments.................           --            124                                    124
                                                   -------------  -------------                          ------------
TOTAL SHAREHOLDER'S EQUITY.......................       17,471        (18,315)                                64,643
                                                   -------------  -------------                          ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.......    $  32,098      $  49,857                             $  120,642
                                                   -------------  -------------                          ------------
                                                   -------------  -------------                          ------------

    The accompanying notes are an integral part of these pro forma financial statements.

                         INTEK DIVERSIFIED CORPORATION
                                PRO FORMA NOTES
                      FOR THE 9 MONTHS ENDED JUNE 30, 1996
             (US$ IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

(a) To eliminate MIC assets not acquired in the Midland Transaction and to record the purchase price allocations associated with the Transactions including related deferred income taxes. Because Securicor Communications will hold the majority of Company Common Stock subsequent to the consummation of the Transactions, the Securicor Transaction will be accounted for as a reverse acquisition. For accounting purposes, INTEK will be the accounting acquiree.

(b) To eliminate sales and selling expenses associated with mobile equipment sold by INTEK to MIC. These transactions were recorded in their respective historical financial statements for the periods presented in the accompanying Pro Forma Financial Statements.

(c) To eliminate sales and unrealized profit associated with mobile equipment and repeater station equipment sold by Radiocoms to INTEK and MIC. This equipment has been retained by INTEK for use in the network of 220 MHz Systems it is developing or is pending delivery to end user customers. These transactions were recorded in their respective historical financial statements for the periods presented in the accompanying Pro Forma Financial Statements.

(d) For purposes of the accompanying pro forma financial statements, the excess purchase price over tangible assets acquired have, in INTEK's case, been assigned to the value of INTEK's management agreements allowing it to utilize the 220 MHz licenses and the option agreements relating to certain licenses which, if exercised and assigned pursuant to the approval of the FCC, would allow INTEK to exercise all rights and benefits with respect to such 220 MHz licenses. These management agreements have terms of 5 years and are renewable indefinitely thereafter. An estimated economic life of 15 years has been ascribed to these intangibles. This estimated useful life is INTEK management's best estimate based upon the likelihood of renewing the underlying 220 MHz licenses with the FCC and the flexible utility provided by the 220 MHz. This flexibility will mitigate the risk of spectrum obsolescence prior to the end of the 15-year period.

    The intangibles associated with the MIC acquisitions relate to brand equity in the Midland name. MIC has sold mature radio equipment under the Midland name for over 35 years and has a strong installed radio base in the U.S. An estimated economic life of 15 years has been ascribed to these Midland Intangibles.

    The Securicor Transaction will be accounted for as a reverse acquisition because Securicor Communications will hold the majority of Company Common Stock subsequent to the completion of the Transactions. For accounting purposes, INTEK will be the accounting acquiree.

    The intangibles related to the Transactions were calculated as follows:

                                                                                           MIC
                                                                                  ------------
Company Common Stock shares issued to MIC                                            2,500,000
Fair market value per share                                                       X$      4.16
                                                                                  ------------
Fair market value of shares issued to MIC                                         $     10,400
Cash consideration                                                                $      4,275
                                                                                  ------------
Fair market value of consideration                                                $     14,675
Historical book value of MIC at June 30, 1996                                     $      3,926
                                                                                  ------------
Midland intangible                                                                $     10,749
                                                                                  ------------
                                                                                  ------------

                         INTEK DIVERSIFIED CORPORATION
                          PRO FORMA NOTES (CONTINUED)
                      FOR THE 9 MONTHS ENDED JUNE 30, 1996
             (US$ IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                         INTEK
                                                                                  ------------
Company Common Stock shares outstanding after issuance of 2.5 million shares to
 MIC                                                                                13,625,000
Fair market value per share                                                       X$      4.16
                                                                                  ------------
Fair market value of INTEK                                                        $     56,680
Securicor ownership interest in INTEK after the Securicor Transaction                       65%
                                                                                  ------------
Fair value of INTEK acquired                                                      $     36,842
Historical value of INTEK continuing shareholders                                        7,611
                                                                                  ------------
Securicor investment in INTEK                                                           44,453
Book value of INTEK after the Midland Transaction                                      (17,471)
                                                                                  ------------
INTEK intangible                                                                  $     26,982
                                                                                  ------------
                                                                                  ------------

(e) To record Radiocoms Preferred stock dividends discussed in footnote k below.

(f) To eliminate Radiocoms' interest on intercompany debt which will be contributed to capital.

(g) To eliminate Radiocoms' income tax benefit associated with its tax sharing agreement with its parents and affiliates.

(h) The pro forma weighed average shares outstanding are calculated as follows:

                                                                                 JUNE 30, 1996
                                                                                --------------
INTEK historical                                                                    10,712,959
Shares to be issued in the Midland Transaction                                       2,500,000
Shares to be issued in the Securicor Transaction                                    25,000,000
                                                                                --------------
                                                                                    38,212,959
                                                                                --------------
                                                                                --------------

(i) To reflect INTEK's issuance of 2.5 million shares of its Common Stock in exchange for all the Acquired Assets and certain liabilities of MIC.

    For the purposes of these Pro Forma Financial Statements, a fair value of $4.16 per share has been ascribed to the Company Common Stock. The fair value was calculated by averaging the quoted market price of Company Common Stock for 10 days prior to August 19, 1996 and applying a 20% discount. This discount is based upon the illiquidity of the large size of the block of stock issued in the Transactions, the small public float of INTEK Common Stock, comparative comparison with similar transactions for other companies and recent stock issuances.

(j) To reflect INTEK's issuance of 25 million shares of its Common Stock in exchange for all the issued and outstanding shares of Radiocoms.

    For the purposes of these Pro Forma Financial Statements, a fair value of $4.16 per share has been ascribed to the Company Common Stock. The fair value was calculated by averaging the quoted market price of Company Common Stock for 10 days prior to September 19, 1996 and applying a 20% discount. This discount is based upon the liquidity of the large size of the block of stock issued in the Transactions, the small public float of INTEK Common Stock, comparative comparison with similar transactions for other companies and recent stock issuances.

(k) To record the conversion of $20 million of intercompany balances between Radiocoms and Securicor Communications into 20,000 shares of Radiocoms Preferred Shares with a par value of $1 thousand per share. The intercompany balance between Radiocoms and Securicor Communications in excess of the

                         INTEK DIVERSIFIED CORPORATION
                          PRO FORMA NOTES (CONTINUED)
                      FOR THE 9 MONTHS ENDED JUNE 30, 1996
             (US$ IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)
    redemption value of the Radiocoms Preferred Shares will be contributed to the capital account of Radiocoms. These Preferred Shares will be issued to Securicor Communications, are mandatorily redeemable on June 30, 2006 and bear a dividend rate of 6%.

(l) To eliminate 65% of INTEK's loss on Assets Held for Sale.

(m) To record initial borrowing of $4,274,775 under the $15 million Interim Note and related interest expense.

(n) To eliminate INTEK's historical deficit

(o) To accrue for costs related to the Transactions.

(p) Does not reflect potential purchase price adjustments contemplated by the terms of the Escrow Agreement.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

    THIS PROXY STATEMENT INCLUDES FORWARD LOOKING STATEMENTS CONCERNING THE COMPANY AND ITS SUBSIDIARIES, RADIOCOMS AND NEW INTEK. THE FORWARD LOOKING STATEMENTS ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE REFORM ACT. THERE ARE MANY FACTORS THAT COULD CAUSE THE EVENTS IN SUCH FORWARD LOOKING STATEMENTS TO NOT OCCUR, INCLUDING, WITHOUT LIMITATION THE FOLLOWING: (A) GENERAL OR INDUSTRY ECONOMIC CONDITIONS, (B) THE ABILITY AND WILLINGNESS OF LMR USERS TO PURCHASE EQUIPMENT OR SUBSCRIBE FOR SERVICES PROVIDED BY NEW INTEK, (C) PRICING, PURCHASING, FINANCING, OPERATIONAL, ADVERTISING AND PROMOTIONAL DECISIONS BY INTERMEDIARIES IN THE DISTRIBUTION CHANNELS WHICH COULD AFFECT THE SUPPLY OF OR END-USER DEMANDS FOR NEW INTEK'S PRODUCTS OR SERVICES, (D) DIFFICULTIES IN OBTAINING MATERIALS, SUPPLIES AND EQUIPMENT FOR BUILDING OUT SMR SYSTEMS, (E) DIFFICULTIES OR DELAYS IN DEVELOPMENT, PRODUCTION, TESTING AND MARKETING OF PRODUCTS INCLUDING, BUT NOT LIMITED TO, FAILURE TO SHIP NEW PRODUCTS AND TECHNOLOGIES WHEN ANTICIPATED, (F) ANY DEFECTS IN NEW INTEK'S PRODUCTS OR TECHNOLOGIES, (G) ANY FAILURE TO REALIZE ECONOMIES WHEN PLANNED, (H) THE EFFECTS OF AND CHANGES IN TRADE, MONETARY AND FISCAL POLICIES, LAWS AND REGULATIONS, AND OTHER ACTIVITIES OF GOVERNMENTS, AGENCIES AND SIMILAR ORGANIZATIONS AND SOCIAL AND ECONOMIC CONDITIONS, SUCH AS TRADE RESTRICTIONS OR PROHIBITIONS, INFLATION AND MONETARY FLUCTUATIONS, IMPORT AND OTHER CHARGES OR TAXES, AND THE ABILITY OR INABILITY OF NEW INTEK TO OBTAIN OR HEDGE AGAINST, FOREIGN CURRENCY, FOREIGN EXCHANGE RATES AND FLUCTUATIONS IN THOSE RATES, (I) INTERGOVERNMENTAL DISPUTES AS WELL AS ACTIONS AFFECTING FREQUENCY, USE AND AVAILABILITY, SPECTRUM AUTHORIZATIONS AND LICENSING, AND (J) THE COSTS AND OTHER EFFECTS OF LEGAL AND ADMINISTRATIVE CASES AND PROCEEDINGS (WHETHER CIVIL OR CRIMINAL), SETTLEMENTS AND INVESTIGATIONS.

INTEK

    The following is a discussion of the financial condition and results of operations of the Company for the six-month periods ended June 30, 1996 and 1995 and the years ended December 31, 1995 and 1994. The following should be read in conjunction with the Financial Statements and related Notes attached as Appendix I to this Proxy Statement. Historical results of operations, percentage relationships and any trends that may be inferred therefrom are not necessarily indicative of the operating results of any future period.

    Through Roamer One, INTEK is constructing and plans to operate 220 MHz SMR Systems in the U.S. utilizing certain rights and benefits accorded it by licensees in the newly allocated 220 MHz narrowband spectrum. Roamer One's business has been conducted by INTEK since the September 23, 1994 Merger. Consequently, the management discussion for the year ended December 31, 1994 covers only the period from February 4, 1994 (inception of Roamer One) to December 31, 1994 and does not include a comparative discussion for prior periods. Further, the management discussion does not include a discussion of the U.S. LMR Distribution Business which was acquired effective August 1, 1996.

    For a description of the Company, see "THE COMPANY."

SIX MONTHS ENDED JUNE 30, 1996 COMPARED TO SIX MONTHS ENDED JUNE 30, 1995

    NET SALES. As of June 30, 1996, the Company completed construction of 100 systems subject to Option Agreements (as defined herein), 38 systems subject to Management Agreements (as defined herein) and 28 systems pursuant to a supply agreement for a total of 166 systems. This is an increase of 94 systems over the 72 systems that were constructed as of June 30, 1995. During the six months ended June 30, 1996, billings to licensees for site equipment, construction and installation resulted in equipment sales of $388,000 and sales of mobile radios to distributors of $156,000 for a total of $544,000. Site equipment sales for the six months ended June 30, 1995 were $1,520,000 and there were no sales of mobile radios. Systems that have been completed are being used for testing of the Company's billing system software, signal coverage, and system performance. Limited subscriber loading began in selected markets during the first quarter of 1996 to test the system. As a result of the testing, certain problems were identified such as white noise and interference from other radio transmissions. Roamer One believes that it has developed a solution to these problems and Roamer One is currently retrofitting its repeater sites so that they can operate in a commercially viable fashion. As a result of the such delays caused primarily by the retrofitting, no significant revenues are expected to be generated from the operation of these systems prior to the fourth quarter of 1996.

    COST OF GOODS. Cost of goods sold as a percentage of net equipment sales was 108.6% for the first half of 1996. Since the Company elected to standardize on Securicor repeater equipment, it had incompatible equipment from other vendors in inventory. During the first half of 1996, some equipment was sold to third parties at a loss of $110,000. Excluding the loss from this disposal, the cost of sales was 88.4%, which was an improvement over 92.0% for the first half of 1995.

    SITE EXPENSES. Site expenses are primarily tower lease, telephone (for modem access), and insurance. For the first half of 1996, site expenses were $606,000, up from $199,000 in 1995. The increased expenses were required to support the additional 94 systems that were constructed after June 30, 1995.

    SELLING EXPENSES. Selling expenses are primarily salaries, travel and preparation of promotional material. The selling expenses for the first half of 1996 were $207,000, an increase of $193,000 over the same period last year due to the creation of a sales organization and the addition of sales staff.

    ENGINEERING EXPENSES. Engineering expenses are primarily consulting fees, travel and equipment rental required to optimize and support the repeater sites. The engineering expenses for the first half of 1996 were $33,000. No expenses were incurred in this category in 1995 as all engineering functions were performed by SCL.

    GENERAL ADMINISTRATIVE EXPENSES. General administrative expenses are primarily salaries, merger expenses, consulting and management fees, legal and audit costs to support the management of the systems, together with the efforts to raise capital. These expenses were $1,463,000 during the first six months of 1996, an increase of $81,000 compared to the first half of 1995. The increase was due to the legal and audit costs relating to the Transactions and the previously announced but terminated transaction with SCL.

    OPERATING PROFIT (LOSS). For the six months ended June 30, 1996, the operating loss was $2,356,000, up from $1,474,000 for the same period in 1995. This was due to the cost of the infrastructure to manage the licenses and sell services to subscribers and the costs of preparing for the Transactions.

    GAIN ON SALE OF ASSETS HELD FOR SALE. During the six months ended June 30, 1996, the Company incurred a cost of $158,000 to upgrade the Olympic building in preparation for its sale. During the six months ended June 30, 1995, the Company realized a gain of $1,152,000 from the sale of the productive equipment and remaining inventory of Olympic.

    INTEREST EXPENSE. Interest expense, included in other income (expense), was $117,000 for the first half of 1996, up from $114,000 during the first half of 1995. 1996 interest expense was accrued in 1996 for a debenture in the principal amount of $2,500,000 (the "Debenture") held by Mees Pierson ICS Limited ("Mees Pierson") and interest expense in 1995 related primarily to the $1,500,000 short-term promissory note (the "Quest Note") held by Quest Capital Corporation ("Quest Capital"). The 1996 interest expense included a closing fee of 50,000 shares of Company Common Stock and an agent fee of $25,000 related to the Debenture. The cost is being amortized over the six month term of the Debenture.

    NET LOSS. The net loss was $2,952,000 for the first half of 1996, compared to a loss of $963,000 for the same period in 1995. Excluding the gain on sale of assets of $1,152,000 the loss for 1995 would have been $2,115,000.

FISCAL YEAR ENDED DECEMBER 31, 1995 COMPARED TO FISCAL YEAR ENDED DECEMBER 31, 1994

    NET SALES. As of December 31, 1995, the Company completed construction of 100 systems subject to Option Agreements and 66 systems subject to Management Agreements for a total of 166 systems. This is an increase of 145 systems over the 21 systems that were constructed as of December 31, 1994. During 1995, billing to licensees for site equipment, construction and installation resulted in equipment sales of $3,547,000 compared to $329,000 in 1994.

    COST OF GOODS. Cost of goods sold as a percentage of net equipment sales was 91.7% in 1995, compared to 88.8% in 1994. The 2.9% increase generally was caused by accelerated construction efforts intended to complete installation within the FCC deadlines. Field installation technicians had to travel to installation sites in the order that tower leases and equipment became available and this did not allow for the most efficient use of their time. Some installation sites were impacted by the harsh winter weather, making installation difficult and costly, and certain metropolitan areas required field upgrades of selected components and on-site tuning of systems to eliminate the effects of interference.

    SITE EXPENSES. Site expenses are primarily tower lease, telephone (for modem access), and insurance. For 1995, site expenses were $469,000, up from $86,000 in 1994. The increased expenses were required to support the additional 146 systems that were constructed in 1995.

    SELLING EXPENSES. Selling expenses are primarily salaries, travel and preparation of promotional material. The selling expenses for 1995 were $183,000. The Company incurred no such expense in 1994 as few sites had been constructed.

    GENERAL ADMINISTRATIVE EXPENSES. General administrative expenses are primarily salaries, consulting and management fees, legal and audit and merger expenses. These expenses rose from $857,000 in 1994 to $2,866,000 in 1995 due to the development of the infrastructure to support the management of the systems, together with the efforts to raise capital and the efforts to consummate the Midland Purchase Agreement. General administrative expenses in 1994 resulted from a much lower level of business activity that included the cost of compliance reporting and the Merger, but included minimal cost related to management of the SMR systems. Consulting, management and directors' fees increased by $620,000 over 1994 fees. Accounting, audit and legal expenses increased by $445,000 over 1994 expenses and non-recurring expenses from activities relating to the Midland Purchase Agreement increased by $283,000 over 1994 expenses.

    OPERATING LOSS. In 1995, the operating loss was $3,225,000 up from $906,000 in 1994, due to start-up and development costs and the fact that subscribers have not yet been sought for the Company's services. The Company offset a portion of this loss in 1995 with a gain from the sale of assets of $1,204,000 related to the disposal of the Plastics Business.

    INTEREST EXPENSE. Interest expense, included in other income (expense), was $209,000 during 1995, up from $33,000 in 1994. 1995 interest expense increased due to the Quest Note which was issued in November 1994. See "-- Liquidity and Capital Resources." The interest expense included $635,000 of Company Common Stock issued to Quest Capital as fees for extending the term of the Quest Note.

    INCOME TAXES. There was no provision for income taxes for the year ending December 31, 1994. The Company experienced an "ordinary" loss for the fiscal year and this loss, combined with net operating loss carryforwards from previous years, offset any current tax liability.

    In accordance with Statement of Financial Accounting Standards No. 109, the Company has recorded valuation allowances against the realization of its deferred tax assets. The valuation allowance is based on management's estimates and analysis, which includes tax laws which may limit the Company's ability to utilize its tax loss carryforwards.

    In 1990, the State of California passed legislation which disallowed the utilization of net operating loss carryforwards and carrybacks until 1993 for California state income tax purposes. At December 31, 1993, the Company had net operating loss carryforwards available for Federal and California state income tax purposes of approximately $1,900,000 and $1,800,000, respectively. The net operating loss carryforwards expire in 2009 for Federal and 1999 for California state income taxes.

    NET  LOSS.   The net loss  was $2,837,000  in 1995, compared  to $939,000 in
1994.

LIQUIDITY AND CAPITAL RESOURCES

    The Company's primary source of cash historically since the Merger has been selling shares of Company Common Stock, borrowing against the Company's assets, selling the assets relating to the Plastics Business and obtaining vendor financing. In the first half of 1996, the Company used $6,214,000 in cash for operating activities to pay employees, vendors and site expenses and $326,000 for capital expenditures. Through its financing activities in 1996, the Company raised approximately $10,056,000 in gross proceeds from which $2,419,000 was used to repay related party borrowings. Cash for the first six months of 1996 increased $104,000 over the year-end balance. During the second quarter of 1996, INTEK arranged for wire transfers and letters of credit in the aggregate amount of $1,796,000 to key vendors of MIC. Also during the second quarter of 1996, the Company paid $2,051,000 to Securicor for equipment that has been ordered and assembled, but not installed pursuant to a financing agreement with Securicor related to the buildout of the 220 MHz SMR Systems. See "DIRECTORS AND EXECUTIVE OFFICERS OF INTEK -- Certain Relationships and Related Transactions."

    Prior  to the Company's  acquisition of the  U.S. LMR Distribution Business,
MIC had a significant need for access to a credit facility to make advance product purchases in line with the Company's and Securicor's operating plans. Since MIC was unable to secure such an interim credit facility to provide it with the funding necessary to facilitate the future business objectives of Midland USA subsequent to the Midland Transaction, INTEK agreed to advance up to $1,800,000 to key vendors of MIC for product purchases to be received after August 1, 1996 (the "Product Purchases"). On May 10, 1996, INTEK arranged for a combination of letters of credit and wire transfers of U.S. Dollars and Japanese Yen representing, in the aggregate, approximately $1,560,000. On June 25, 1996, INTEK advanced an additional $236,529 to a key vendor for deposit against purchase orders submitted by MIC and due for shipment during October, 1996. On September 20, 1996, MIC, SCL and the Company entered into the Amended Sale and License Agreement whereby the Company, through Midland USA, acquired immediately the U.S. LMR Distribution Business and Securicor Communications agreed to extend the Interim Loan to Midland USA. Pursuant to the terms of the Loan Agreement, Securicor Communications has agreed to extend to Midland USA a line of credit for an amount up to $15 million. Upon the consummation of the Midland Transaction, INTEK was paid $1,350,000 for certain of the Product Purchases through a drawdown on the Interim Loan and is scheduled to receive the remainder of such advances for the Product Purchases on October 20, 1996 through an additional drawdown on the Interim Loan by Midland USA. As security for the Interim Loan, Midland USA has pledged all of its assets, and the Company has pledged all of its shares in Midland USA, to Securicor Communications. In accordance with the terms of the Loan Agreement, Midland USA may utilize the proceeds under the Interim Loan solely for the operation of the U.S. LMR Distribution Business, including the repayment to the Company for the Product Purhcase. Interest on the advances under the Interim Loan accrues at the rate of eleven percent (11%) per annum. Under the terms of the Interim Loan, and pursuant to the Company Loan Assumption Agreement dated September 19, 1996 between the Company, Midland USA and Securicor Communications, upon consummation of the Securicor Transaction, the Company has agreed to assume the obligations outstanding under the Interim Loan and such obligations shall become unsecured obligations outstanding under the Delayed Drawdown Senior Subordinated Loan.

    The Company has invested a significant portion of its capital in the equipment necessary to build out those sites for which it holds an option to purchase. Additional capital will be required to complete the build-out of the 220 MHz SMR Systems and to fund the administrative costs of the Company prior to its generation of recurrent revenues on a consistent basis. The requirement for future working capital will be driven and highly dependent on the rate of loading subscribers (with mobile radios) onto the Roamer 220 MHz SMR Systems. Therefore, any delay on the timing of loading subscribers will place a working capital burden on the Company. The Company may raise, in the near term, additional capital either through private offerings or a public offering of its securities. No assurance can be made that the Company will be successful in raising such additional amounts of capital.

    BORROWINGS. In November 1994, the Company borrowed from Quest Capital $2,500,000 (the "Loan") bearing interest at the rate of twelve percent (12%) per annum. The Loan was originally due in installments of $1,000,000 on December 30, 1994 and $1,500,000 on March 31, 1995. Quest Capital agreed to extend the term of the Loan to December 29, 1995 in exchange for 162,000 shares of Company Common Stock. $635,000, representing the value on 162,000 shares of Company Common Stock, was amortized over the extension period. On December 29, 1995, Quest Capital agreed to convert the Loan, through an offering pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), into 336,842 shares of Company Common Stock.

    On February 29, 1996, the Company raised $2,500,000 through the issuance of the Debenture. The Company also issued 50,000 shares of Company Common Stock under Regulation S of the Securities Act to Mees Pierson as a closing fee for its investment banking services and paid an agent fee of $25,000 to Octagon Capital Canada Corporation. See "DIRECTORS AND OFFICERS OF INTEK--Certain Relationships and Related Transactions." The Debenture matured on August 31, 1996, and bears interest at a rate based on the Bank of America Prime Rate. The Debenture is secured by perfected liens on the Property (defined below) and the equipment related to 15 Category I (defined below) licenses and by unperfected liens on all assets of the Company (excluding the stock of Midland USA and any assets of Midland USA, including, without limitation, the U.S. LMR Distribution Business). On August 13, 1996, Mees Pierson agreed in writing to extend the repayment date to the earlier of the completion of the sale of the Olympic Plastics building or October 31, 1996. INTEK paid to Mees Pierson accrued interest through August 31, 1996, issued 25,000 shares of Company Common Stock to Mees Pierson pursuant to Regulation S under the Securities Act, and issued 5,000 shares of Company Common Stock pursuant to Regulation S under the Securities Act to Octagon Capital Corporation in exchange for the extension.

    On April 26, 1996, the Company sold a series of 6.5% Note, with attached warrants, ("the Notes") to qualified offshore purchasers through Global Emerging Markets/Northeast Securities, Inc. pursuant to Regulation S under the Securities Act. Net proceeds to the Company, after fees and broker commissions, were $4,750,000. The Notes mature on April 25, 1999 and bear interest at the rate of 6.5% per annum. All accrued interest is due and payable at the time the Notes mature or upon exercise of the warrants. The warrants (pursuant to which the principal amounts of the Notes will be converted into shares of Company Common Stock) become exercisable by the holder on July 26, 1996. The Company has the right, which may be exercised in whole or in part on or after April 26, 1997 to require the holder to exercise the warrants. The warrants are exercisable at discounts (ranging from 0%-25%) from the market price of Company Common Stock on the exercise date. As of September 30, 1996, off-shore holders of the Notes purchased through Global Emerging Markets exercised warrants to convert $400,000 of the Notes into Company Common Stock at an average discount of 13% below market price.

    EQUITY SALES.   On  January 12,  1996, the  Company sold  201,000 shares  of
Company Common Stock pursuant to an offering under Regulation S of the Securities Act. The sale generated $849,342 net of fees and broker commissions.

    On June 30, 1995, the Company issued 937,042 shares of Company Common Stock to Securicor International Limited in payment of invoices then outstanding totaling $4,000,000.

    On December 4, 1995, the Company sold 170,000 shares of Company Common Stock and a warrant to acquire additional shares of Company Common Stock under Regulation S of the Securities Act. The sale generated $1,020,000 at discounts ranging from 18% to 23%. On February 29, 1996, the warrant was exercised for 36,645 shares of Company Common Stock at $0.01 per share.

    SALES OF ASSETS. The Company is pursuing the sale of the land and building owned by Olympic (the "Property"). The Property has a net book value of $1,555,000. On March 22, 1996, the Company executed the Property Purchase Agreement for the sale of the Property at a sales price of $2,200,000 and escrow was opened. If the Company is successful in selling the Property (which Property is encumbered by a lien in favor of Mees Pierson in the amount of $2,500,000), the Debenture to Mees Pierson will be repaid, in part, with the proceeds of such sale. The Company will have to fund any shortfall with working capital. The Property Purchase Agreement contemplated a closing on the sale to occur on or before June 4, 1996. Because a number of conditions had not been satisfied, such as the buyer's obtaining financing, and delivery by the Company of a satisfactory environmental report to buyer's lender, the closing has been delayed. No assurance can be given that the conditions will be satisfied or that the Property will be sold or that proceeds from the sale will be timely or sufficient to repay Mees Pierson on or before October 31, 1996.

    During the first half of 1995, the Company entered into agreements to sell the machinery, equipment and inventory of the Plastics Business to four separate buyers. As of December 31, 1995, the Company completed four sales yielding proceeds of $4,022,407 for equipment and inventory. The Company received cash of $3,868,560 and a note in the remaining principal amount of $153,847 bearing interest at the rate of ten percent (10%) per annum with monthly principal and interest payments and a maturity date of July, 1998. The first three payments under this note were interest only. Of the proceeds from these sales, $263,000 was applied against a note payable secured by the assets of Olympic, $900,000 was paid to Quest Capital under the Quest Note and the remainder was used for working capital.

NEW INTEK

    New INTEK will require significant amounts of working capital after the consummation of the Securicor Transaction. Upon the consummation of the Securicor Transaction, Securicor Communications has agreed to make available to New INTEK pursuant to the Delayed Drawdown Senior Subordinated Loan an amount up to $15,000,000, in minimum increments of $500,000, to fund New INTEK's working capital needs. In addition, INTEK has agreed to assume the obligations outstanding under the Interim Loan and INTEK and Securicor Communications have further agreed that such obligations shall become unsecured obligations outstanding under the Delayed Drawdown Senior Subordinated Loan. The Delayed Drawdown Subordinated Loan may be drawn upon by New INTEK so long as it maintains a net worth of at least $20,000,000, including the Preferred Shares. The Delayed Draw Down Senior Subordinated Note will bear interest at the rate of prime (to be defined to the average of prime rates announced by certain specified banks) plus 1% through December 31, 1997 and thereafter interest will accrue at the rate of 11% compounded annually on the outstanding principal balance, payable upon the repayment in full of the outstanding principal balance but no later than June 30, 2001. The obligations under the Delayed Drawdown Senior Subordinated Note may be prepaid at any time without any penalty. The Delayed Drawdown Senior Subordinated Note must be redeemed upon a change of control of New INTEK or upon the sale of the majority of its assets. New INTEK may redeem the Delayed Drawdown Senior Subordinated Note, at par plus accrued interest, subject to restrictions contained in any senior debt facility it may obtain, in increments of $500,000. If such redemptions are made prior to December 31, 1997, the availability under the Delayed Drawdown Senior Subordinated Loan will be reduced accordingly. See "THE SECURICOR TRANSACTION -- Terms of the Delayed Drawdown Senior Subordinated Loan." Although New INTEK anticipates that the amount of the Delayed Drawdown Senior Subordinated Loan is adequate to fund its working capital needs upon the consummation of the Securicor Transaction for the short term, there can be no assurance that the Delayed Drawdown Senior Subordinated Loan will be adequate or that New INTEK will be able to meet the net worth covenant of the Delayed Drawdown Senior Subordinated Loan.

    New INTEK also anticipates that it will require additional sources of capital in the long term to fund acquisitions and to meet additional working capital needs. While New INTEK anticipates that it will seek such capital either through private offerings or a public offering of its securities, there can be no assurance that such capital will be obtainable and at a reasonable cost.

RADIOCOMS

    The following is a discussion of the financial condition and results of operations of the Radiocoms Business for the nine month periods ended June 30, 1996 and 1995, and the years ended September 30, 1995, 1994 and 1993. The following should be read in conjunction with the Financial Statements and related Notes attached hereto. Historical results of operations are not necessarily indicative of results for any future period.

    Radiocoms is an indirect, wholly owned subsidiary of Securicor that is incorporated under the laws of England and Wales. For the years ended September 30, 1995, 1994 and 1993, Radiocoms' results of operations include the results of Radiocoms and its wholly owned subsidiaries (from date of acquisition): Private Mobile Radio Limited, which was acquired on March 1, 1993 and Socom Group Limited, which was acquired on June 30, 1993, combined with the results of Securicor Electronics Limited and Linear Modulation Technology Limited, each of which was an affiliate of Radiocoms prior to September 30, 1995 and a subsidiary thereof thereafter. All material intercompany transactions have been eliminated in the results presented herein.

    Radiocoms manufactures and sells products to both affiliates of Securicor and unaffiliated third parties. Over time, sales to affiliated companies, as a percentage of Radiocoms total net sales, have declined from 46% of total net revenues in 1993 to 30% in 1995, primarily as a result of increased sales efforts directed to unaffiliated third parties. Radiocoms believes that all sales to affiliated companies were made on an arms length basis on terms comparable to those available for unaffiliated companies.

    Radiocoms'  functional  currency  is  pounds  sterling  and  its   financial
statements are presented herein in pounds sterling and are prepared in accordance with U.S. GAAP.

NINE MONTHS ENDED JUNE 30, 1996 COMPARED TO NINE MONTHS ENDED JUNE 30, 1995

    NET SALES. Net sales consists principally of revenues from the sale of products manufactured by Radiocoms, resale of products purchased from other companies, rental of equipment, maintenance and support of systems, system design and consulting fees and technology license fees.

    Net sales decreased 10.3% (L1,427,000) to L12,480,000 for the nine months ended June 30, 1996 from L13,907,000 for the nine months ended June 30, 1995. This decrease is attributable primarily to a L3,925,000 decrease in sales of LM products, resulting from a decrease in sales to SCL and INTEK. The Company had anticipated that the decreased sales to SCL and INTEK would be offset by sales to another major system aggregator that had placed an order for equipment but such aggregator experienced financial difficulties and consequently was not able to take delivery of such equipment at the times contemplated by the original order. The decrease in net sales also was attributable to a L173,000 decrease in sales by the ESU (as defined below) resulting primarily from increased price competition.

    The decrease in net sales was offset in part by a L2,275,000 increase in sales of contract manufactured products in the nine months ended June 30, 1996 from the nine months ended June 30, 1995. This increase results primarily from an increase of more than 100% (L2,321,000) of sales to Radiocoms' affiliate, Securicor Datatrak, and sales resulting from increased marketing efforts to unaffiliated companies.

    Technology license fees from EFJ were L936,000 and L1,268,000 in the nine months ended June 30, 1995 and 1996, respectively.

    COST OF SALES. Costs of sales consists principally of costs of raw materials, labor and associated overhead. Cost of sales increased 15.5% (L1,374,000) to L10,245,000 for the nine months ended June 30, 1996 from L8,871,000 for the nine months ended June 30, 1995. The percentage of cost of sales to net sales increased from 63.8% for the nine months to June 30, 1995 to 82.1% for the nine months to June 30, 1996.

    GROSS PROFIT. Gross profit decreased 55.6% (L2,801,000) to L2,235,000 for the nine months ended June 30, 1996 from L5,036,000 for the nine months ended June 30, 1995. The gross profit margin decreased to 17.9% in the nine months ended June 30, 1996 from 36.2% in the nine months ended June 30, 1995. Radiocoms' gross profit margin decreased in part as a result of a change in product sales mix from base stations to mobile radios which generally carry a lower margin than base stations. Radiocoms believes that it should be able to achieve higher gross profit margins when orders for mobile radios increase to the extent that volume manufacturing, with lower unit costs, can be used. Despite the significant increase in sales, contract manufacturing for the nine months ended June 30, 1996 has generated a negative gross profit margin of L863,000 primarily as a result of L1,400,000 of expenses associated with production start-up costs on new Securicor Datatrak products and Radiocoms' efforts to establish optimum LM production methods.

    Gross margins on Radiocoms' LM business have remained relatively constant at 44.0% in the nine months of 1995 and 1996. Gross margins on ESU sales have declined slightly to 35.2% for the nine months ended June 30, 1996 from 36.5% for the nine months ended June 30, 1995.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased 8.1% (L369,000) to L4,923,000 for the nine months ended June 30, 1996 from L4,554,000 for the nine months ended June 30, 1995. This increase is attributable primarily to increased sales and marketing expenses relating to the U.S. market, greater depreciation resulting from a higher asset base and other general cost increases. The percentage of operating expenses to sales increased from 32.7% for the nine months ended June 30, 1995 to 39.4% for the nine months ended June 30, 1996.

    RESEARCH AND DEVELOPMENT. Research and development expenses increased 28.2% (L339,000) to L1,536,000 for the nine months ended June 30, 1996 from L1,197,000 for the nine months ended June 30, 1995. The percentage of research and development expenses to sales increased from 8.6% for the nine months ended June 30, 1995 to 12.3% for the nine months ended June 30, 1996. Research and development expenses in the nine months ended June 30, 1995 related primarily to LM products, with expenses during the nine months ended June 30, 1996 related primarily to development of a hand portable version of the current mobile radio, for which Radiocoms expects volume production to begin in early 1997.

    INTEREST EXPENSE. Interest expense increased 288.2% (L588,000) to L792,000 for the nine months ended June 30, 1996 from L204,000 for the nine months ended June 30, 1995. This increase primarily results from a significant increase in debt due to Securicor to fund increased receivables, inventories, LM development costs and other operating expenses. Interest payable to Securicor was L792,000 in the nine months ended June 30, 1996 and L204,000 in the nine months ended June 30, 1995, calculated on a daily basis at 1% above the prevailing U.K. bank base rate.

    INCOME TAX.   Radiocoms received a  tax benefit of  L1,430,000 for the  nine months ended June 30, 1996, up 310.9% from L348,000 for the nine months ended June 30, 1995.

    Tax laws in the U.K. permit the exchange of taxable income and losses between companies within a group provided that 75% or more of the ordinary shares of the companies are under common control. Taxable members of the Securicor group pay the loss making companies at the corporate tax rate applied to the losses.

    NET LOSS. Net loss increased 505.3% (L3,027,000) to L3,626,000 for the nine months ended June 30, 1996, from L599,000 for the nine months ended June 30, 1995 for the reasons stated above.

FISCAL YEAR ENDED SEPTEMBER 30, 1995 COMPARED TO FISCAL YEAR ENDED SEPTEMBER 30, 1994

    NET SALES. Net sales increased 71.4% (L8,550,000) to L20,519,000 for the year ended September 30, 1995 from L11,969,000 for the year ended September 30, 1994. This increase is attributable primarily to the commencement of significant sales of equipment and engineering, project management and installation support to the U.S. in late 1994, principally to major 220Mhz system aggregators. The increase also results from receipt from EFJ during the year ended September 30, 1995 of technology license fees of L1,869,000. The increase in net sales was also a result of a 12.8% (L581,000) increase in sales of contract manufacturing products. Contract manufacturing sales to unaffiliated customers increased by 58.6% (L1,317,000) in the year ended September 30, 1995 from the year ended September 30, 1994 and sales to affiliated businesses decreased by 32.0% (L736,000) in the year ended September 30, 1995 from the year ended September 30, 1994, principally due to a decline in sales to Securicor Alarms Limited as Radiocoms shifted its business more to radio products and away from electronic security products and did not carry products to serve Securicor Alarms' changing needs. Sales to Securicor Datatrak remained virtually unchanged at L1,067,000 in the year ended September 30, 1995 and L1,062,000 in the year ended September 30, 1994.

    The increase in net sales in the year ended September 30, 1995 was offset in part by a decrease in ESU sales principally due to lower than anticipated sales to the U.K. Department of Social Security and increased price competition generally. In response to the decrease in ESU net sales, Radiocoms implemented a cost reduction plan that included a reduction of staff.

    COST OF SALES. Cost of sales increased 64.6% (L4,798,000) to L12,227,000 for the year ended September 30, 1995 from L7,429,000 for the year ended September 30, 1994. The percentage of cost of sales to net sales reduced from 62.1% for the year ended September 30, 1994 to 59.6% for the year ended September 30, 1995.

    GROSS PROFIT. Gross profit increased 82.6% (L3,752,000) to L8,292,000 for the year ended September 30, 1995 from L4,540,000 for the year ended September 30, 1994. The gross profit margin increased to 40.4% for the year ended September 30, 1995 from 37.9% for the year ended September 30, 1994. The increase in gross profit margin was primarily a result of a change in product sales mix, with sales of LM systems commencing to the U.S. in late 1994 and providing favorable margins. Sales of LM products and revenues from licensing technology reflected 60% of Radiocoms' total gross profit for the year ended September 30, 1995.

    The increase in gross profit margin was partially offset by a decrease in the gross profit margin on contract manufacturing to 24% for the year ended September 30, 1995 from 28% for the year ended September 30, 1994. This decrease results primarily from increased price competition and higher material costs.

    Gross profit margin on sales by the ESU were constant at 40% for the years ended September 30, 1995 and 1994, although the level of such sales decreased from the year ended September 30, 1994 from September 30, 1995.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased 32.7% (L1,822,000) to L7,389,000 for the year ended September 30, 1995 from L5,567,000 for the year ended September 30, 1994. This increase is attributable primarily to increased sales and marketing expenses relating to the U.S. market, increased expenses to enhance the ESU's field engineering team in the U.K., greater depreciation relating to a higher asset base (particularly additional equipment purchased for the ESU's rental business and factory surface mount equipment), expenses relating to the establishment of a centralized human resources department, the establishment of a L247,000 doubtful debt reserve for a sale of LM products to a customer in the U.S. and other general cost increases. The percentage of selling, general and administrative expenses to sales decreased from 46.5% for the year ended September 30, 1994 to 36.0% for the year ended September 30, 1995.

    RESEARCH AND DEVELOPMENT. Research and development expenses increased 52.4% (L613,000) to L1,782,000 for the year ended September 30, 1995 from L1,169,000 for the year ended September 30, 1994. The percentage of research and development expenses to sales decreased from 9.8% for the year ended September 30, 1994 to 8.7% for the year ended September 30, 1995. Research and development expenses in the year ended September 30, 1995 increased as the initial prototype phase of the LM project was completed and Radiocoms commenced the pre-volume production stage where significant research and development efforts were dedicated to reducing production costs for volume manufacturing and increasing functionality.

    INTEREST EXPENSE. Interest expense increased 106.4% (L166,000) to L322,000 for the year ended September 30, 1995 from L156,000 for the year ended September 30, 1994. This increase primarily results from a significant increase in debt due to Securicor to fund increased receivables, inventories, LM development costs and other operating expenses. Interest payable to Securicor was L310,000 in the year ended September 30, 1995 and L126,000 in the year ended September 30, 1994, calculated on a daily basis at 1% above the prevailing U.K. bank base rate.

    INCOME TAX. Radiocoms received a tax benefit of L464,000 for the year ended September 30, 1995, up 149.5% from L186,000 for the year ended September 30, 1994.

    NET LOSS. Net loss decreased by 65.9% (L1,429,000) to L737,000 for the year ended September 30, 1995, from L2,166,000 for the year ended September 30, 1994 for the reasons stated above.

FISCAL YEAR ENDED SEPTEMBER 30, 1994 COMPARED TO FISCAL YEAR ENDED SEPTEMBER 30, 1993

    NET SALES. Net sales increased 67.0% (L4,803,000) to L11,969,000 for the year ended September 30, 1994 from L7,166,000 for the year ended September 30, 1993. This increase is attributable primarily to the full year impact in the year ended September 30, 1994 of sales from the two new ESU businesses acquired by Radiocoms in the year ended September 30, 1993, as well as an increase in new business obtained by the existing ESU business. The increase in net sales was also due to the commencement of sales of LM products to the U.S. in the year ended September 30, 1994 and the receipt by Radiocoms of the first income from the licensing of technology to EFJ. The increase also resulted from a 14.0% (L559,000) increase in sales of contract manufacturing products. Contract manufacturing sales to unaffiliated customers increased by 96.9% (L1,106,000) in the year ended September 30, 1994 from the year ended September 30, 1993 and sales to affiliated businesses decreased by 19.2% (L547,000) in the year ended September 30, 1994 from the year ended September 30, 1993, principally due to a decline in sales to Securicor Alarms Limited as Radiocoms shifted its business more to radio products from electronic security products and did not carry products to serve Securicor Alarms' changing needs.

    COST OF SALES. Cost of sales increased 55.8% (L2,662,000) to L7,429,000 for the year ended September 30, 1994 from L4,767,000 for the year ended September 30, 1993. The percentage of cost of sales to net sales reduced from 66.5% for the year ended September 30, 1993 to 62.1% for the year ended September 30, 1994.

    GROSS PROFIT. Gross profit increased 89.3% (L2,141,000) to L4,540,000 for the year ended September 30, 1994 from L2,399,000 for the year ended September 30, 1993. The gross profit margin increased to 37.9% for the year ended
September 30, 1994 from 33.5% for the year ended September 30, 1993. The increase in gross profit in dollar terms was primarily due to an increase of L3,279,000 in sales by ESU, however, gross profit margin was adversely impacted by a decrease in the gross profit margin on ESU sales to 40.5% in the year ended September 30, 1994 from 45.7% in the year ended September 30, 1993. The increase in gross profit margin was primarily a result of the receipt by Radiocoms for the first time of fees from a technology license granted to EFJ and increased sales of base stations that contributed higher margins than mobile radio sales.

    The increase in gross profit margin was partially offset by a decrease in the gross profit margin on contract manufacturing to 27.7% for the year ended September 30, 1994 from 28.5% for the year ended September 30, 1993, as well as the full year impact in the year ended September 30, 1994 of the lower percentage margins from sales by the two new ESU businesses acquired by Radiocoms in the year ended September 30, 1993.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased 67.4% (L2,241,000) to L5,567,000 for the year ended September 30, 1994 from L3,326,000 for the year ended September 30, 1993. This increase is attributable primarily to the full year impact of increased overhead and sales and marketing expenses relating to the two new ESU businesses acquired by Radiocoms and increased sales and marketing expenses in the U.S. in advance of the introduction of LM products to the U.S. market. The percentage of selling, general and administrative expenses to sales was constant at 46.4% for the years ended September 30, 1994 and 1993. The increased selling, general and administrative expenses in the year ended September 30, 1994 also included a L325,000 expense relating to the cancellation of a joint development project with Securicor Alarms for a new alarm system (the total charge was L650,000 and was offset in part by a 50% contribution from Securicor Alarms).

    RESEARCH AND DEVELOPMENT. Research and development expenses increased 15.7% (L159,000) to L1,169,000 for the year ended September 30, 1994 from L1,010,000 for the year ended September 30, 1993. The percentage of research and development expenses to sales decreased from 14.1% for the year ended September 30, 1993 to 9.8% for the year ended September 30, 1994. Research and development expenses in the years ended September 30, 1994 and 1993 related primarily to development of Radiocoms LM technology and products.

    INTEREST EXPENSE. Interest expense increased 2.6% (L4,000) to L156,000 for the year ended September 30, 1994 from L152,000 for the year ended September 30, 1993. This increase primarily results from an increase in debt due to Securicor to fund increased receivables, inventories, LM development costs and other operating expenses. Interest payable to Securicor was L126,000 in the years ended September 30, 1994 and 1993, calculated on a daily basis at 1% above the prevailing U.K. bank base rate.

    INCOME TAX. Radiocoms received a tax benefit of L186,000 for the year ended September 30, 1994, down 8.8% (L18,000) from L204,000 for the year ended September 30, 1993.

    NET LOSS. Net loss increased by 14.9% (L281,000) to L2,166,000 for the year ended September 30, 1994 from L1,885,000 for the year ended September 30, 1993 for the reasons stated above.

    LIQUIDITY AND CAPITAL RESOURCES

    Radiocoms incurred losses of L3,626,000, L737,000, L2,166,000 and L1,885,000 for the nine months ended June 30, 1996 and for the years ended September 30, 1995, 1994 and 1993 respectively. These losses have related primarily to costs of developing LM technology and commercial applications therefore and costs of increasing sales, marketing, administrative and manufacturing capacity to support anticipated increases in sales volumes. Radiocoms completed its first commercial sales of LM products at the end of 1994 and began manufacturing the products in January 1995. To date, Radiocoms' cash flow from operations has not been sufficient to fund its operations and capital expenditures. Net cash used in operating activities was L6,489,000, L8,191,000, L3,721,000, L3,452,000 for
the nine months ended June 30, 1996 and the years ended September 30, 1995, 1994 and 1993, respectively. Capital expenditures were L561,000, L1,496,000, L1,688,000 and L956,000 for the nine months ended June 30, 1996 and the years ended September 30, 1995, 1994 and 1993, respectively. Radiocoms has financed its operations and capital expenditures by an aggregate of L38,319,000 of loans from Securicor Communications Limited and Security Services plc, of which L13,198,000, L9,779,000, L5,198,000 and L4,628,000 was provided in the nine months ended June 30, 1996 and the years ended September 30, 1995, 1994 and 1993, respectively.

                                  RISK FACTORS

    INTEK's business is currently subject to a number of significant risks, including changes in government regulations. For a discussion regarding certain regulatory matters, see "-- Regulation." In addition to the risks currently applicable to INTEK, the following are certain specific risks to INTEK relating to the Securicor Transaction and Radiocoms. In evaluating the Securicor Transaction, Stockholders should carefully consider the following factors relating to Radiocoms and New INTEK in addition to the other information presented in this Proxy Statement.

NEW INTEK

    CHANGE OF CONTROL. If the Securicor Transaction is consummated, the existing Stockholders (excluding Securicor Communications and its affiliates and MIC and its affiliates) will own approximately 20.4% of the outstanding shares of New INTEK, and Securicor Communications and its affiliates and MIC and its affiliates will beneficially own, directly or indirectly, respectively, approximately 66.9% and 12.7% of the Company's outstanding shares of Common Stock. As a result, Securicor Communications and its affiliates will virtually control all matters requiring approval of the Stockholders of the Company including the election of directors. However, see "THE TRANSACTION -- Terms of the Voting Agreement."

    CAPITAL NEEDS. New INTEK is expected to require significant amounts of working capital after the consummation of the Securicor Transaction. Securicor Communications has agreed to make available to the Company an amount up to $15,000,000 pursuant to the Delayed Drawdown Senior Subordinated Loan, in minimum increments of $500,000, to fund the Company's working capital needs. The Delayed Drawdown Senior Subordinated Loan may be drawn upon by New INTEK if it maintains a net worth of at least $20,000,000. See "THE TRANSACTION -- Terms of the Delayed Drawdown Senior Subordinated Loan." Although New INTEK anticipates that the amount of the Delayed Drawdown Senior Subordinated Loan is adequate to fund its working capital needs upon the consummation of the Securicor Transaction for the short term, there can be no assurance that the Delayed Drawdown Senior Subordinated Loan will be adequate or that New INTEK will be able to meet the net worth covenant of the Delayed Drawdown Senior Subordinated Loan.

    New INTEK also anticipates that it will require additional sources of capital in the long term to fund acquisitions and to meet additional working capital needs. Although New INTEK anticipates that it will seek such capital either through private offerings or a public offering of its securities, there can be no assurance that such capital will be obtainable. To the extent that New INTEK is not able to raise new capital in a timely manner, New INTEK may have to curtail its operations or acquisitions, which could have a material adverse effect on New INTEK'S operations. See "MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- INTEK -- Liquidity and Capital Resources."

    HISTORY OF OPERATING LOSSES. On a pro forma basis, assuming the Transactions were consummated as of October 1, 1994, New INTEK would have had a pro forma operating loss of $(17,132,000) and $(16,307,000) for the twelve months ended December 31, 1995 and the nine months ended June 30, 1996, respectively. INTEK has incurred net losses since September 23, 1994 (date of inception) including net losses of $2,837,000 for the fiscal year ended December 31, 1995 and $(2,952,000) for the six-month period ended June 30, 1996. Although Radiocoms' revenues have increased for each of the past 5 years ending September 30, 1995, Radiocoms has incurred net losses of L(0.7) million, L(2.2) million and L(1.9) million for the fiscal years ended September 30, 1995, 1994 and 1993, respectively, and L(3.6) for the nine month period ended June 30, 1996. MIC has incurred net losses of $(2.5) million, net profit of $0.1 million and net losses of $(1.7) million for the fiscal years ended December 31, 1995, 1994 and 1993, respectively, and $1.0 million ($1.0 million which related to the U.S. LMR Distribution Business) for the six-month period ended June 30, 1996. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- INTEK and -- RADIOCOMS."

    There can be no assurance that New INTEK will be able to achieve profitability or maintain profitability, if achieved, on a consistent basis.

    INTEGRATION. The financial performance of New INTEK will depend, in part, on New INTEK's ability to integrate the Radiocoms Business into the Company's existing business successfully and in a timely manner. Although New INTEK expects to integrate this business successfully, the success of, the timing of, and costs associated with, such integration are uncertain. Furthermore, New INTEK will face numerous uncertainties in integrating these disparate businesses in a rapidly changing industry environment. New INTEK anticipates that the costs associated with such integration could have an adverse impact on New INTEK's financial performance in the near term. There can be no assurance that New INTEK will be able to integrate successfully the Radiocoms Business into the Company's existing business.

    COMPETITION. Roamer One and Radiocoms each operate in highly competitive markets that are expected to become even more competitive in the future. Roamer One expects to compete with SMR operators in the 800 MHz and 900 MHz frequencies, other communication providers of dispatch and data communications services and other SMR operators in the 220 MHz frequency after the 220 MHz Systems are in commercial operation. See "THE COMPANY."

    Radiocoms' proprietary LM products compete with those of other manufacturers such as Motorola and Ericsson. Radiocoms competes in the manufacture and supply of mobile radio systems with manufacturers such as Motorola, Ericsson, GE-Ericsson, Philips and Tait, however, none of these competitors manufacture narrowband linear modulation systems. In the manufacture and supply of 220MHz mobile radio equipment for the U.S. market, Radiocoms' principal competitor is SEA Inc. Radiocoms' Equipment and Services Unit competes with a variety of small U.K. regional companies that typically have exclusive arrangements with a major equipment manufacturer such as Motorola, Philips or Tait, as well as with the direct sales forces of such equipment manufacturers. See "RADIOCOMS BUSINESS -- Business of Radiocoms." Radiocoms' Strategic Systems Unit competes with a variety of companies, most of which are either independent systems integrators or are the separate systems integration business of the major equipment manufacturers. See "RADIOCOMS BUSINESS -- Business of Radiocoms."

    The LMR equipment market in the U.S. is dominated by Motorola. The main competitors for the U.S. LMR Distribution Business include Motorola, Ericsson and EFJ. See "THE COMPANY --U.S. LMR Distribution Business -- Competition."

    MANAGEMENT. Upon the consummation of the Securicor Transaction, the composition of Directors and the management of New INTEK will change with directors designated by Securicor assuming control and a number of senior management positions being filled by persons designated by Securicor (including Dr. Edmund Hough who will serve as Interim Chief Executive Officer of INTEK). The position of Chief Financial Officer will be vacant at the time of the consummation of the Securicor Transaction. New INTEK's success will depend in part on its ability to fill these positions on a permanent basis promptly with appropriate personnel. In addition, there will be a number of other senior management positions that must be filled after the Securicor Transaction is consummated and no assurance can be made that such positions will be filled on a timely basis or that New INTEK will be able to attract appropriate personnel.

    New INTEK's business, will require personnel with specific technical skill sets and knowledge, which may not be available at all times at a level to match New INTEK's needs. New INTEK's affairs will be managed by a small number of key personnel and operating personnel, the loss of any of whom could have an adverse impact on INTEK.

    FOREIGN STOCK OWNERSHIP. Upon the consummation of the Securicor Transaction, Securicor Communications and its affiliates, and MIC and its affiliates, will hold, directly or indirectly, approximately 66.9% and 12.7%, respectively, of the Company Common Stock. In addition, the Company is aware that other foreign corporations and foreign nationals hold, or may hold in the future, directly or indirectly, Company Common Stock. If the relative level of foreign ownership of the Company Common Stock is not reduced below 25% prior to the time, if any, that Roamer One seeks to become a CMRS licensee in the 220 MHz SMR System (as would be required by the FCC), New INTEK or its affiliate, as the case may be, would be required to obtain an FCC determination that such foreign ownership would be consistent with the public interest for the purpose of securing the licenses. New INTEK would also be required to obtain FCC consent to the acquisition of a license or control thereover by Roamer One. The Securicor Transaction and the release of Escrow Shares to MIC upon consummation of the Securicor Transaction contemplated by this proxy statement will increase the level of foreign ownership of the Company from current levels and thus may increase the burden Roamer One must meet to obtain a waiver of the foreign ownership restrictions. There can be no assurance that any such determination, grant or consent would be obtained, and if not obtained Roamer One would not have the right to hold the 220 MHz CMRS licenses, nor participate in FCC sponsored competitive bidding for additional licenses.

    REGULATION BY THE FCC. 220 MHz SMR operators, just as radio and television stations, are subject to the jurisdiction of the FCC under the Communications Act, to issue, renew, revoke, and modify licenses (usage rights to frequencies), to approve the assignment or transfer of control of licenses, to regulate the apparatus used by stations, to designate areas served by particular stations or operators, to assign frequencies, to adopt such regulations as may be necessary to carry out the provisions of the Communications Act and to impose penalties for violations of such regulations. The FCC's policy considerations, as well as technical limitations and interference standards, determine the number of persons or entities that can be granted licenses.

    Because 220 MHz SMR Systems are regulated by the FCC, the Company's business affairs (and those of its actual or potential competitors) are always subject to changes in FCC rules and policies. Such changes can increase the level of competition, increase the cost of regulatory compliance, impact the methods in which the Company manages its systems, and make it more difficult to obtain or retain licenses. Further, each FCC proceeding which might affect the Company is subject to reconsideration, appellate review, and FCC modification from time to time. See "THE COMPANY -- Regulation."

    DILUTION. As of June 30, 1996, the tangible book value of the Company's Common Stock was $7.7 million or $0.69 per share. After the Midland Transaction, the Stockholders of the Company suffered a decrease in tangible book value to $7.2 million or $0.64 per share (assuming only 150,000 shares of Company Common Stock are paid to MIC) or $0.53 (assuming all 2.5 million shares of Company Common Stock are paid to MIC). If the Securicor Transaction is approved, the Company's tangible book value will increase to $23.5 million or $0.61 per share. There can be no assurance that the actual amount of dilution for the Securicor Transaction will not be a greater amount. See "THE TRANSACTION -- Accounting
Treatment; Dilution." In addition, to the extent outstanding options and additional options to purchase the Company's Common Stock are exercised and granted, there may be further dilution.

    CONTRACT BONDING REQUIREMENTS. Suppliers of radio communications systems are often required by end-users issuing requests for bids to supply bonds from an approved surety company at the time that the bid is submitted and at the time that the contract is awarded. The availability of such bonds is effected by a number of factors including the applicant's financial condition and operating results; the applicant record for completing similar systems contracts in the past; and the extent to which the applicant has bonds in place for other projects. As a result, access to the required bonds on an ongoing basis may present a barrier to entry into the systems contract business and a constraint on a system supplier's ability to participate in future requests for bids for system contracts. There is no assurance that required bonds would be available or that the costs of such bonds would not be prohibitive.

    Certain claims have been commenced in the U.S. against a supplier of cellular telephones for compensation for cancer claimed to have resulted from radio frequency ("RF") energy radiated by cellular telephone equipment used by the plaintiff. The Company is not aware of any study or other evidence that would link radiation of RF energy as used in the products to be manufactured or distributed by New INTEK with the occurrence of cancer. However, to the extent that such a link is found to exist, the Company and other manufacturers and distributors of products that emit RF energy may have liability for causing or contributing to the incurrence of cancer.

    CURRENCY RISK. It is anticipated that New INTEK LMR product purchases will be made primarily using the Japanese yen and the British pound currencies. Fluctuations in these foreign currencies relative to the U.S. dollar may impact upon the gross margin and profit of New INTEK. New INTEK may utilize hedging instruments including currency swaps, forward contracts and currency options to minimize this exposure, however, there is no assurance that such arrangements will be available to fully offset further currency risk or continue to be cost-effective.

RADIOCOMS

    EMERGING TECHNOLOGY AND MARKET; RISK OF UNCERTAIN MARKET ACCEPTANCE. Radiocoms is engaged in the design and development of products using its patented LM technology. See "THE RADIOCOMS BUSINESS -- Linear Modulation." Radiocoms' LM technology remains a relatively new technology and, as with many new technologies, there is the risk that the marketplace may not accept the potential benefits of the technology or that the new technology may not perform to expectations. Radiocoms expects to incur substantial expenses to penetrate new markets and that there may be some delay until Radiocoms' products obtain name recognition in the appropriate markets. Moreover, Radiocoms anticipates that its existing and new competitors will introduce additional competitive products, which may reduce market acceptance of Radiocoms' products. Market acceptance of Radiocoms' products will depend, in large part, upon the pricing of its products, the ability of Radiocoms to demonstrate the advantages of its products over competing products and the performance of its products. There can be no assurance that Radiocoms will be able to market its technology successfully, that any of Radiocoms' current or future products will gain market acceptance or that there will not be problems with such technology. Failure by Radiocoms to gain market acceptance for its products, or to maintain such acceptance, if achieved, as a result of competition, technological change or other factors, could have a material adverse effect on Radiocoms' business, financial condition and results of operations. See "THE RADIOCOMS BUSINESS -- Marketing."

    DEPENDENCE ON A SINGLE FACILITY. Any material disruption in Radiocoms' operations, whether due to fire, natural disaster or otherwise, could have a material adverse effect on Radiocoms' business, financial condition and results of operations. The occurrence of a fire, natural disaster or other disruption in Radiocoms' business could be particularly significant for Radiocoms because currently its principal offices and all of its manufacturing, research and development facilities are located in a single facility in the U.K. See "THE RADIOCOMS BUSINESS -- Properties."

    DEPENDENCE ON PATENTS AND PROPRIETARY TECHNOLOGY. Radiocoms' success is dependent upon its proprietary technology. Radiocoms currently relies on a combination of patent, trade secret, copyright and trademark law, invention assignment agreements, license agreements and non-disclosure agreements to establish and protect the proprietary rights and technology used in its products.

    Radiocoms currently holds three U.K. and two U.S. patents covering certain portions of the technology upon which Radiocoms' LM technology is based. Radiocoms believes that its patents are important to Radiocoms and to its ability to market its products. Radiocoms has also filed patent applications relating to these technologies and improvements thereof in the U.K., the U.S. and several foreign jurisdictions. No assurance can be given, however, that Radiocoms' pending patent applications will be granted or that its existing patents or any other patents that may be granted will be enforceable or provide Radiocoms with meaningful protection from competitors.

    In addition, there can be no assurance that competitors will not otherwise develop products with features based upon, or otherwise similar to, Radiocoms' products. Patents that may be granted to Radiocoms in some foreign countries may not afford the same protection to Radiocoms as is provided under the patent laws of the U.K. or the U.S. If a competitor were to infringe Radiocoms' patents, the costs of enforcing Radiocoms' rights might be substantial or even prohibitive.

    Radiocoms does not believe that its products infringe upon any valid proprietary rights of third parties. However, there can be no assurance that Radiocoms' products do not infringe, or will not be alleged to infringe, the patents or proprietary rights of others. If any of Radiocoms' products are found to infringe on the proprietary rights of others, Radiocoms may be forced to redesign its products (if possible), which could result in significant delays and increased costs for such products. Additionally, whether or not Radiocoms ultimately was successful in defending against a claim of infringement, Radiocoms could incur substantial costs and diversion of management resources in order to defend against any such claims, which could have a material adverse effect on Radiocoms' business, financial condition and results of operations. Furthermore, an adverse determination of any such claim could subject Radiocoms to significant liabilities to third parties, could require Radiocoms to seek licenses from third parties and could prevent Radiocoms from manufacturing, selling or using certain of its products, any of which could have a material adverse effect on Radiocoms' business, financial condition and results of operations.

    Radiocoms believes that certain technology licensed by it from third parties is critical to its business. See "THE RADIOCOMS BUSINESS -- Linear Modulation." There can be no assurance, however, that the patents or other rights underlying such licenses are valid and enforceable, or that the technology underlying such licenses will remain proprietary in nature. Similarly, there can be no assurance that such licensed technology does not infringe, or will not be alleged to infringe, patents or proprietary rights of others. Radiocoms may also desire or be required to obtain other licenses from third parties in order to further develop, produce and market commercially viable products effectively. There can be no assurance that such licenses will be obtainable on commercially reasonable terms, if at all.

    Radiocoms also relies on unpatented proprietary know-how, copyrights, trademarks and trade secrets, and employs various methods, including confidentiality agreements with employees, consultants and marketing partners, to protect its trade secrets and know-how. However, such methods may not afford complete protection and there can be no assurance that others will not independently develop such trade secrets and know-how or obtain access thereto. See "THE RADIOCOMS BUSINESS -- Linear Modulation."

    REGULATION

    Radiocoms is subject to the regulation of the manufacture, distribution and marketing of its products in the countries in which it does business. These regulations typically require that Radiocoms' products meet certain RF emission standards and technical parameters. These regulations are highly technical in nature and subject to change. The mobile communications services markets in the nations in which Radiocoms does business are also subject to regulation by governmental authorities of competent jurisdiction. These regulations may include the licensing of private and commercial mobile systems, limitations on eligibility for such licenses, the permissible uses of such systems, and the technical operating parameters of the systems, including, among other things, the channel bandwidth. In the U.S., these regulations are principally promulgated by the FCC; in the U.K. these regulations are principally promulgated by the RA and the DTI (each as defined below). See "-- THE RADIOCOMS BUSINESS -- Regulation." There can be no assurance that future changes in regulation or legislation by the governmental authorities in the countries in which Radiocoms does business will not adversely affect Radiocoms' business.

    RELIANCE ON ONE PRINCIPAL SUPPLIER OF EQUIPMENT. Following its acquisition of Radiocoms, New INTEK anticipates that it will rely on Radiocoms for the manufacture of a substantial portion of its LMR Products. No assurance can be made that Radiocoms will be able to supply an adequate number of product on a timely basis or at a reasonable cost.

    CUSTOMER RISK. Although Roamer One is a significant customer of Radiocoms, Radiocoms currently does have other customers that are competitors of Roamer One and expects to continue to have such competitor customers (or others) in the future. Upon the consummation of the Securicor Transaction, such Radiocoms' customers may not wish to continue to do business with Radiocoms because of their competitive positions with Roamer One. No assurance can be made that such customers will continue to order from Radiocoms, or that if they terminate their relationship, that such terminations will not have a material adverse effect on the financial condition of the Company.

    INTERCOMPANY SALES. For the nine months ended June 30, 1996 approximately 30% of Radiocoms' sales were with affiliates of Securicor Communications and New INTEK anticipates that significant intercompany sales will continue in the future. No assurance can be made, however, that Securicor affiliates will continue to purchase from Radiocoms or that favorable terms can be obtained.

    PRODUCT LIABILITY; WARRANTY LIABILITY; INDUSTRY RISK. Radiocoms designs, develops and manufactures a range of LMR Products using its LM technology and also sells mobile communications systems and equipment for business using products purchased from other manufacturers. This business could expose New INTEK to potential liability from consumers and others should there be damage to life or property or other claims arising from or connected to any of the products designed, developed, manufactured, distributed or sold by Radiocoms or New INTEK. Each of Radiocoms and New INTEK maintains insurance against such potential liability in such amounts consistent with industry practice. Such coverage excludes personal injury arising out of the broadcasting of matter from any radio. The occurrence of such an event or others not fully covered by insurance could have a material adverse impact on the financial condition and results of operations of New INTEK.

                           THE SECURICOR TRANSACTION

BACKGROUND; REASONS FOR THE SECURICOR TRANSACTION

    BACKGROUND. Prior to September 1994, the Company's principal business related to the Plastics Business. In September 1994, upon the Merger of Simrom into a newly formed subsidiary of the Company, the Company acquired certain rights relating to licenses granted by the FCC for 220 MHz. At the time of the Merger, Simrom (which changed its name to Roamer One) had a contract with SCL pursuant to which SCL would provide Roamer One assistance in developing 220 MHz SMR Systems and technical support with respect to the operation of such systems. Simrom was jointly owned by Roamer One Holdings and SCL. Upon consummation of the Merger, the Company refocused its business from the Plastic Business to an enterprise of developing, constructing and managing 220 MHz SMR Systems in the U.S. utilizing the recently licensed 220 MHz.

    At approximately the same time as the Merger, SCL publicly announced that it had entered into negotiations with the American Digital Communications Inc. ("ADC") of Denver, Colorado, to sell its subsidiary, MIC, a major distributor of radio equipment in the U.S., to ADC. Following this announcement, Nicholas Wilson, Chairman of the Board of the Company, met with David Neibert, President of Roamer One, to discuss the impact ADC's acquisition of MIC would have on implementation of the Company's new business strategy. Based upon their assessment of the strategic importance of MIC, Mr. Wilson contacted John Simmonds, Chairman of SCL, to advise him that the Company would be interested in acquiring MIC if the transaction with ADC was not consummated. In October 1994, discussions between SCL and ADC for the acquisition of MIC were discontinued.

    Between October 1994 and March 1995, representatives of the Company and SCL informally discussed on several occasions a possible combination of the businesses of MIC and Roamer One. On or about March 1, 1995, Mr. Simmonds proposed to Mr. Wilson a transaction whereby SCL would sell to the Company SCL's wireless communications business including MIC, in exchange for 15,000,000 shares of Company Common Stock. A letter of intent was signed on March 7, 1995 and the Board of Directors of the Company formed a special committee (the "Committee") consisting of Messrs. Wilson, Neibert, Wasserman and Branston and Vincent Paul to negotiate a definitive purchase agreement with SCL. The Board of Directors (with the directors affiliated with SCL abstaining) approved the letter of intent on March 20, 1995.

    In April 1995, the Company and Securicor Communications and its subsidiaries entered into an agreement pursuant to which Securicor Communications and its subsidiaries agreed to sell to the Company up to $8 million of radio products incorporating the LM technology. (See "THE RADIOCOMS BUSINESS.") The agreement provided that, subject to the execution of a definitive agreement for the acquisition of SCL's wireless communications business by the Company, the Company could purchase up to $4 million of radio equipment from Securicor Communications and its subsidiaries in exchange for Company Common Stock.

    During the period between March 7, 1995 and June 1995, representatives of the Company and SCL, including their respective legal counsel and accountants, conducted due diligence and negotiated the terms of a definitive purchase agreement. On June 22, 1995, the Committee unanimously approved, and recommended to the Board of Directors of the Company that it approve a definitive purchase agreement pursuant to which the Company would acquire SCL's wireless communications business (the "Midland Purchase Agreement"). On June 29, 1995, the Board of Directors of the Company (with the members of the Board affiliated with SCL abstaining) approved the Midland Purchase Agreement.

    Subsequent to the execution of the Midland Purchase Agreement, the Company purchased the radio equipment from Securicor Communications and its subsidiaries and issued 937,042 shares of Company Common Stock to Securicor Communications in exchange for the equipment.

    In November 1995, the Committee and representatives of SCL commenced discussions to make certain amendments to the Midland Purchase Agreement (including reducing the purchase price and extending the closing date) to take into account the deteriorating financial performance of MIC. Subsequently, the Midland Purchase Agreement as amended was unanimously approved by the Committee and the Board of

Directors of the Company (with the members of the Board of Directors affiliated with SCL abstaining). On January 29, 1996, the Midland Purchase Agreement was amended once again to extend the date for consummation of the transaction and the Midland Purchase Agreement as amended was unanimously approved by the Committee and the Board of Directors of the Company (with members of the Board of Directors affiliated with SCL abstaining).

    During the same period as the Company and SCL were amending the Midland Purchase Agreement, Mr. Simmonds, who is the Chairman of the Board of SCL and a director and the Chief Executive Officer of the Company, had several conversations with Dr. Ed Hough, Chairman of Securicor Communications, concerning strategies for the deployment of narrow band equipment in the U.S., the complementary nature of the businesses of the Company, MIC and Radiocoms and possible benefits which could be realized from a combination of the three businesses.

    In December 1995, Securicor Communications retained Lehman Brothers to review the business and potential opportunities for Securicor Communications' LM technology and LM radio equipment, as well as the advisability of pursuing a combination of the businesses of the Company, the U.S. LMR Distribution Business and Radiocoms Business. Thereafter, Lehman Brothers advised it as to its views with respect thereto.

    By January 1996, the transaction contemplated by the Midland Purchase Agreement still had not been consummated. In view of the continued delays in consummating such transaction, Messrs. Wilson, Simmonds and Hough met on January 31, 1996 in London, England to discuss a possible combination of the businesses.

    Between February 1996 and March 1996, representatives of the Company, SCL, MIC and Securicor Communications met on numerous occasions and had numerous telephone conversations to discuss the terms of a possible combination of the businesses of the Company, the Radiocoms Business and the U.S. LMR Distribution Business.

    On March 8, 1996, the Board of Directors of the Company considered a proposed letter of intent providing for the Company to acquire from Securicor Communications the Radiocoms Business and to acquire the U.S. LMR Distribution Business from MIC. On March 8, 1996, the Board of Directors of the Company approved the letter of intent, and the Midland Purchase Agreement, as amended, was terminated. The Board of Directors of the Company authorized the Special Committee to negotiate the terms of the definitive acquisition agreements with each of Securicor Communications, MIC and SCL, and select a financial advisor for the Company. A joint press release announcing the Transactions was issued on March 8, 1996.

    The Special Committee selected Fahnestock to serve as financial advisor to the Company. Between March 8, 1996 and June 18, 1996 representatives of the Special Committee, the Company, SCL and Securicor Communications conducted due diligence and met and had telephone conversations on numerous occasions to negotiate the final terms of the definitive purchase agreements.

    On June 12, 1996, the Special Committee met to consider the principal terms of the proposed Securicor Transaction. Following presentations from management of the Company and the Company's financial advisor, the Special Committee unanimously approved the principal terms of the Securicor Transaction and unanimously resolved to recommend to the full Board of Directors of the Company to approve the definitive purchase agreements.

    On June 17 and 18, 1996, Messrs. Wilson, Simmonds and Hough and David O'Kell, an Executive Vice President of SCL, and other representatives of Securicor Communications met in London, England, to finalize the definitive purchase agreements. The Stock Purchase Agreement, Sale and License Agreement and related agreements were executed on June 18, 1996.

    Due to the desire of INTEK, Securicor and MIC to take advantage of business opportunities relating to the U.S. LMR Distribution Business and MIC's inability to make advance product purchases prior to the expected consummation of the Transactions at such a level to take advantage of such business opportunities, INTEK, SCL and MIC agreed (with Securicor's consent) to amend the Sale and License Agreement as set out in the Amended Sale and License Agreement to provide for the immediate acquisition by INTEK, of the U.S. LMR Distribution Business. The Acquired Assets were then assigned to Midland USA, pursuant to the Assignment and Assumption Agreement. In connection therewith Securicor Communications agreed to extend the credit facility providing the Interim Loan to Midland USA. The parties also agreed that the terms of the purchase would consist of certain inventory and other fixed assets for cash and that the Escrow Shares being issued in consideration of the Acquired Assets would be put into escrow, to be released pending certain events, including consummation of the Securicor Transaction.

    On September 12, 1996, Fahnestock delivered its written opinion. On September 12, 1996, the Board of Directors of the Company met and approved (with members of the Board of Directors affiliated with SCL abstaining with respect to the Midland Transaction) the Stock Purchase Agreement, as amended, the Amended Sale and License Agreement and related documents.

    On September 20, 1996, the Company and MIC and SCL entered into the Amended Sale and License Agreement and simultaneously therewith the Company, through Midland USA, acquired the U.S. LMR Distribution Business and Securicor Communications made and provided $4,274,775 of funding to Midland USA under the Interim Loan. The Escrow Shares issued by INTEK were placed into escrow pursuant to the terms of the Amended Sale and License Agreement and the Escrow Agreement. The Escrow Shares will be released to MIC upon consummation of the Securicor Transaction or if Securicor Communications and INTEK, or their respective affiliates, enter into one or more transactions within six months of the termination of the Stock Purchase Agreement, which in the aggregate, convey majority control of INTEK to Securicor Communications upon the closing of such transactions, subject to pricing adjustments of a maximum of (a) a reduction of up to 155,000 shares of Company Common Stock in the event that the U.S. LMR Distribution Business experiences losses between the period of August 1, 1996 and the date the Securicor Transaction is consummated, and (b) up to 500,000 shares which will remain in escrow (after title and voting rights have been conveyed to MIC) to indemnify the Company in the event that the Hitachi Supply Agreement is terminated prior to, or the benefits thereof are not otherwise provided to the Company through, May 12, 1997. MIC, INTEK and SCL have agreed that, if the Securicor Transaction is not consummated, MIC has the option to acquire the U.S. LMR Distribution Business in exchange for payment of all obligations outstanding under the Interim Loan and 150,000 shares of Company Common Stock. The option may be exercised on or before the Option Exercise Date. If MIC does not exercise such option, Midland USA has until the Repayment Date to repay its obligations outstanding under the Interim Loan, after which time, if full repayment has not been made, Securicor may foreclose upon all of the assets of Midland USA and the stock of Midland USA held by INTEK. See "THE SECURICOR TRANSACTION -- Terms of the Escrow Agreement."

    REASONS FOR THE SECURICOR TRANSACTION. Management of INTEK believes that there is a need to establish strategic alliances through partnering, technology transfers or mergers within the LMR industry to compete effectively against the dominant firms operating on a global scale. Management of INTEK believes that as a provider of only air time service, Roamer One would be at a disadvantage competing with other air time providers who either manufacture or control the supply of base station equipment, subscriber equipment and the air time service within the SMR industry.

    In approving the Securicor Transaction, the Board of Directors consulted with its financial advisor and management, and considered such factors as they deemed appropriate, including, without limitation, the following factors:

    (a) The belief by the Board of Directors and INTEK's management that Radiocoms Business of designing and manufacturing radio and related equipment complements its newly acquired U.S. LMR Distribution Business.

    (b) The belief by the Board of Directors and INTEK's management that it is advantageous to, (a) have a direct interest in the technology for the LMR Products INTEK sells and distributes, (b) control the sale and distribution of subscriber equipment, (c) control the design, acquisition and installation of base station radio equipment, and (d) manage the spectrum on which the subscriber equipment is to be activated.

    (c) The belief by the Board of Directors and INTEK's management that a presence in more segments of the LMR Product and service markets (other than solely as a seller of air time) in the U.S. and worldwide will enable INTEK to respond more effectively and quickly to changes in the 220MHz SMR market more rapidly.

    (d) The belief by the Board of Directors and INTEK's management that a more diversified business will provide INTEK with access to a broader range of potential sources of capital.

    (e) The belief by the Board of Directors and INTEK's management that is desirable to eliminate the risk of losing Radiocoms as its sole supplier and to obtain greater control over its supply of equipment.

    (f) INTEK's need for near-term cost effective capital and Securicor Communications' willingness to provide the Delayed Drawdown Subordinated Loan, and the Interim Loan on terms favorable to INTEK.

    (g) INTEK's ability to consummate the Securicor Transaction utilizing its Company Common Stock as payment for the Radiocom's Stock.

    (h) INTEK's analysis of information with respect to the financial condition, business, operations and prospects of both INTEK and Radiocoms on both a historical and prospective basis, including certain information reflecting the two companies on a pro forma combined basis.

    (i) INTEK's analysis of the potential synergies expected to be realized by the combined operations of INTEK and Radiocoms.

    (j) The written opinion of Fahnestock.

    (k) The information contained in the risk factors described, and the other information set forth, in this Proxy Statement.

    These factors were considered collectively by the Board of Directors, without giving specific weight to any particular factor.

OPINION OF FAHNESTOCK & CO. INC.

    Fahnestock has acted as the financial advisor to the Special Committee and the Board of Directors in connection with the Transactions and has assisted the Special Committee and the Board of Directors in their examination of the fairness to the Company and its Stockholders, from a financial point of view, of the consideration being paid in the aggregate by the Company in the Transactions to Securicor Communications and MIC.

    INTEK requested Fahnestock to render an opinion (the "Fahnestock Opinion") as to whether the consideration to be paid in the aggregate to Securicor Communications for the Radiocoms Stock pursuant to the Stock Purchase Agreement and to MIC for the U.S. LMR Distribution Business pursuant to the Amended Sale and License Agreement (collectively the "Agreements"), is fair, from a financial point of view, to the Company and its Stockholders. The Fahnestock Opinion (the "Fahnestock Opinion") relates to both Transactions inasmuch as the consummation of the Securicor Transaction will trigger the release of the Escrow Shares to MIC, subject to the terms of the Escrow Agreement.

    In connection with the Special Committee's consideration of the Transactions, Fahnestock delivered the Fahnestock Opinion on June 12, 1996, which was reaffirmed in writing as of September 12, 1996, to the effect that, as of the date of the Fahnestock Opinion, based on its review and assumptions and subject to the limitations summarized therein, the consideration paid in the aggregate by INTEK under the Agreements is fair, from a financial point of view, to the Company and its Stockholders.

    The following is a summary of the Fahnestock Opinion. This summary is qualified in its entirety by reference to the full text of the Fahnestock Opinion which is attached as Appendix I to this Proxy Statement. The Fahnestock Opinion is directed only to the fairness of the consideration to be paid in the aggregate to Securicor Communications for the Radiocoms Stock pursuant to the Stock Purchase Agreement and to MIC for the Acquired Assets pursuant to the Amended Sale and License Agreement, from a financial point of view, to INTEK and its stockholders and does not constitute a recommendation as to how any stockholder should vote at the Annual Meeting. Fahnestock was not requested or authorized to solicit, and did not solicit, potential parties for a business combination. The stockholders are urged to read the Fahnestock Opinion in its entirety.

    In connection with rendering the Fahnestock Opinion, Fahnestock, among other things, has reviewed and analyzed the following: (i) the Agreements, including the exhibits and schedules thereto; (ii) certain publicly available information concerning INTEK, including the Annual Reports on Form 10-K of INTEK for each of the years in the five (5) year period ended December 31, 1995 and the quarterly report on Form 10-Q of INTEK for the quarter ended June 30, 1996; (iii) certain internal information, primarily financial in nature concerning the business and operations of INTEK furnished to Fahnestock by INTEK for purposes of its analysis; (iv) certain publicly available information relating to the trading of Company Common Stock; (v) certain internal business and financial information concerning Radiocoms and the U.S. LMR Distribution Business, (vi) Radiocoms' audited financial statements for the fiscal years ended September 30, 1993, 1994 and 1995 and for the six month period ended March 31, 1996, (vii) to the extent Fahnestock deemed appropriate, certain publicly available information with respect to certain other companies that Fahnestock believed to have some similarities to INTEK, Radiocoms or the U.S. LMR Distribution Business and the trading markets for certain of such other companies' securities, and (viii) to the extent Fahnestock deemed appropriate, certain publicly available information concerning the nature and terms of certain other transactions that Fahnestock considered relevant to its inquiry. Fahnestock also met with certain officers and employees of INTEK, Securicor Communications, Radiocoms, SCL and MIC to discuss the business and prospects of INTEK, Radicoms and the U.S. LMR Distribution Business, as well as other matters Fahnestock believed relevant to its inquiry.

    In rendering the Fahnestock Opinion, Fahnestock assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by Fahnestock for purposes of the Fahnestock Opinion including the accuracy of the representations and warranties of INTEK, Securicor Communications, Radiocoms, SCL and MIC contained in the Agreements. With respect to financial projections, Fahnestock assumed that the projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of INTEK, Securicor Communications, Radiocoms, SCL and MIC with respect to the future financial performance of New INTEK, INTEK, Radiocoms and the U.S. LMR Distribution Business, respectively. Fahnestock is not qualified to and did not evaluate the technical capabilities of Radiocoms or MIC's LMR products or the respective capabilities of Radiocoms or MIC to manufacture or assemble such products. Fahnestock relied on INTEK's evaluations of such matters. Fahnestock relied as to all legal matters concerning the Transactions on counsel to INTEK. Fahnestock did not conduct a physical inspection or appraisal of any of the assets, properties or facilities of INTEK, Radiocoms and MIC, nor was Fahnestock furnished with any such evaluation or appraisal. The Fahnestock Opinion was based on economic, market and other conditions as they existed, and the information made available to Fahnestock, as of the date of the Fahnestock Opinion. Fahnestock expressed no opinion as to the price or trading range at which the shares of INTEK will trade in the future.

    The following is a summary of the analysis performed by Fahnestock in connection with the Fahnestock Opinion and reviewed with the Special Committee and the Board of Directors.

PUBLICLY TRADED COMPANY FINANCIAL ANALYSIS.

    Fahnestock selected groups of public companies which it deemed to be reasonably similar to each of INTEK, Radiocoms and the U.S. LMR Distribution Business. Although Fahnestock used these companies for comparison purposes, none of these companies are identical to INTEK, Radiocoms or the U.S. LMR Distribution Business. Fahnestock reviewed and analyzed certain publicly available financial and stock market information. Such financial and market information included: (i) market equity capitalization plus face value of long-term debt and preferred stock less cash ("Enterprise Value") and market common equity capitalization ("Market Value") of the selected public companies;
(ii) the Enterprise Value to the latest reported twelve months ("LTM") sales, earnings before interest, taxes, depreciation and amortization

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
("EBITDA"), and earnings before interest and taxes ("EBIT") multiples; and (iii) the Market Value to most recently reported book value, LTM net income, and projected calendar year 1996 and 1997 net income multiples (as estimated by research analysts and compiled by the International Brokers Estimate System
(IBES)). Because all the public companies Fahnestock deemed somewhat similar to INTEK or Radiocoms were in the development stage and did not have meaningful Enterprise Value to LTM sales, EBITDA, and EBIT multiples, and Market Value to most recently reported book value, LTM net income, forecasted calendar year 1996 and 1997 net income multiples, Fahnestock informed the Special Committee and the Board of Directors that the financial analysis of comparable public companies did not provide a meaningful indication of value for INTEK and Radiocoms. Given the negative LTM EBITDA, EBIT and net income of MIC and its negative projected net income for calendar years 1996 and 1997 for the U.S. LMR Distribution Business, Fahnestock informed the Special Committee and the Board of Directors that the aforementioned valuation methodologies did not provide a meaningful indication of value for the U.S. LMR Distribution Business. However, based upon the median and mean Enterprise Value to LTM sales multiples for public companies comparable to the U.S. LMR Distribution Business of 0.6x and 0.7x, Fahnestock calculated the implied equity value of U.S. LMR Distribution Business to be $9 million to $10 million.

TRANSACTION ANALYSIS

    Fahnestock reviewed certain publicly available information on similar merger and acquisition transactions between January 1, 1995 and May 31, 1996. In this analysis, Fahnestock looked at 80 recent transactions in which the target companies' nature of operations were deemed somewhat comparable to INTEK; 16 recent transactions in which the target companies' nature of operations were deemed somewhat comparable to Radiocoms, and 25 recent transactions in which the target companies' nature of operations were deemed somewhat comparable to MIC. However, no company or transaction used in this analysis was directly comparable to INTEK, Radiocoms, U.S. LMR Distribution Business, or the Transactions. Also, there was a lack of complete financial information in virtually all of these transactions. Consequently, Fahnestock informed the Special Committee and the Board of Directors that the financial analysis of comparable transactions did not provide a meaningful indication of value.

STOCK TRADING HISTORY

    Fahnestock examined the trading history of the trading prices for INTEK from March 9, 1995, when INTEK signed a letter of intent to purchase the wireless communications business of SCL, to September 11, 1996, the day before Fahnestock rendered its written opinion to the Special Committee and the Board of Directors. The median, average, high and low of Company Common Stock's daily closing price during the above-mentioned period were $7.25, $7.18, $12.00, and $3.75, respectively.

DISCOUNTED CASH FLOW ANALYSIS.

    Fahnestock calculated ranges of the implied Enterprise Values of New INTEK, INTEK, Radiocoms and the U.S. LMR Distribution Business by means of discounted cash flow analysis. The implied Enterprise Values of New INTEK, INTEK, Radiocoms and the U.S. LMR Distribution Business were based upon the discounted present value of each entity's respective five-year stream of unleveraged free cash flow plus the calendar year 2001 terminal value. The terminal values were calculated by multiplying the projected calendar year 2001 free cash flow for each entity by its projected future free cash flow growth rate into perpetuity (the "Future Growth Rate") divided by the difference between the discount rate and Future Growth Rate. The discount rates used were calculated by utilizing the capital asset pricing model based on the 2-year Standard & Poors 500 betas of companies determined by Fahnestock to be somewhat similar to New INTEK, INTEK, Radiocoms and the U.S. LMR Distribution Business, respectively, historical market premiums, and the current 10-year Treasury Bond rate as the risk free rate. In conducting its analysis, Fahnestock relied upon certain financial projections provided by INTEK, Radiocoms and MIC and applied discount rates ranging from 18.0% to 18.5% with a Future Growth Rate of 12% for New INTEK; discount rates ranging from 22.5% to 23.5% with a Future Growth Rate of 10% for INTEK; discount rates ranging from 21.0% to 21.5% with a Future Growth Rate of 20% for Radiocoms; and discount rates ranging from 20.0% to 21.0% with a Future Growth Rate of 10% for the U.S. LMR Distribution Business. Based upon this analysis, Fahnestock derived a range of the implied Enterprise Value of New INTEK of $301 million to $335

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
million, a range of the implied Enterprise Value of Intek of $69 million to $81 million; a range of the implied Enterprise Value of Radiocoms of $155 million to $230 million; and a range of the implied Enterprise Value of the U.S. LMR Distribution Business of $21 million to $26 million.

CONTRIBUTION ANALYSIS

    Fahnestock analyzed the relative contributions of INTEK, Radiocoms and the U.S. LMR Distribution Business to the implied Enterprise Value of New INTEK. In computing the implied Enterprise Value of New INTEK, INTEK and Radiocoms, Fahnestock relied solely upon the discounted cash flow analysis. In determining the implied Enterprise Value of the U.S. LMR Distribution Business, Fahnestock applied an equal weighting to the discounted cash flow value and publicly traded company financial analysis value. Based on these calculations, Fahnestock determined that the ranges of implied Enterprise Value contributions of INTEK, Radiocoms and the U.S. LMR Distribution Business to be $69 million to $81 million, $155 million to $230 million; and $10 million to $22 million, respectively, with the average valuations for INTEK, Radiocoms and the U.S. LMR Distribution Business of $75 million, $185 million and $16 million, respectively. By providing New INTEK with a loan of $15 million, Securicor Communications in effect contributed additional value of $5 million to New INTEK (see "--Other Considerations"). Therefore, the total Enterprise value contributed by Radiocoms to New INTEK was the sum of the average Radiocoms implied Enterprise Value of $185 million and the $5 million value of the Securicor Communications loan to New INTEK, which equaled $190 million. Based on this calculation, the relative contributions of Enterprise Values of INTEK, Radiocoms and the U.S. LMR Distribution Business to New INTEK are 27%, 67% and 6%, respectively.

    In addition, Fahnestock determined the range of Enterprise Value of New INTEK to be $301 million to $335 million, with the average of $318 million. At closing, New INTEK shall have the implied equity value of New INTEK was determined by subtracting the $10 million value of the Preferred Shares from New INTEK's Enterprise Value, for a total of $308 million. Pursuant to the Agreements, INTEK Stockholders shall own 29% of the common equity of New INTEK, which, based on the analysis, was equivalent to an implied value of $89 million, or 28% of New INTEK's Enterprise Value. Pursuant to the Agreements, Securicor Communications shall own 65% of the common equity of New INTEK and 100% of the Preferred Shares; these totaled an implied value up to $209 million, or 66% of the Enterprise Value of New INTEK. Pursuant to the Agreements, MIC shall own 6% of the common equity of New INTEK, which based on the analysis, was equivalent to an implied value of $19 million, or 6% of the Enterprise Value of New INTEK. The results of these contribution analyses are not necessarily indicative of the contributions that the respective business may make in the future.

OTHER CONSIDERATIONS

    The Special Committee and the Board of Directors considered access to cost effective capital to be very important to the near-term development plans of New INTEK. Pursuant to the Agreements, Securicor Communications shall provide New INTEK a Delayed Drawdown Senior Subordinated Loan of up to $15 million. The Delayed Draw Down Senior Subordinated Note will bear interest at the rate of prime (to be defined as the average of prime rates announced by certain specified banks) plus 1% through December 31, 1997 and thereafter accrue at the rate of 11% compounded annually on the outstanding principal balance, payable upon the repayment in full of the outstanding principal balance but no later than June 30, 2001. The obligations under the Delayed Draw Down Senior Subordinated Note may be prepaid at any time without any penalty. The amount and terms of the Delayed Drawdown Senior Subordinated Note were viewed by the Special Committee and the Board of Directors as favorable and consequently, the Delayed Drawdown Senior Subordinated Note was considered an important component of the Securicor Transaction. As part of its opinion, Fahnestock considered the Delayed Drawdown Senior Subordinated Note and undertook the following analysis. In computing the contribution of value of Securicor Communications to New INTEK by providing the Delayed Drawdown Senior Subordinated Note, Fahnestock assumed that a similar loan to be provided by a willing third party to New INTEK should carry an internal rate of return of 15% to 17%. Fahnestock further assumed that New INTEK would borrow $15 million soon after Closing, and would repay the principal amount plus accrued interest in its entirety at maturity on June 30, 2001. Fahnestock discounted the principal amount plus accrued interest of the Delayed Drawdown Senior Subordinated Note

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
at maturity, and determined that the average fair market value of the Delayed Drawdown Senior Subordinated Note was $10 million. To arrive at the value of the Securicor Communications contribution to New INTEK by providing the Delayed Drawdown Senior Subordinated Note, Fahnestock took the difference between the face value of the Delayed Drawdown Senior Subordinated Note and the average of the fair market value of the Delayed Drawdown Senior Subordinated Note and determined that to be approximately $5 million.

    Pursuant to the Agreements, Securicor Communications is to retain 20,000 Preferred Shares at a $1,000 per share par value of Radiocoms (i.e., $20 million). The Preferred Shares, which has a cumulative dividend yield of 6% per annum and will be paid in-kind through the issuance of additional preferred stock, is guaranteed by New INTEK. The Preferred Shares are redeemable by Radiocoms on June 30, 2006. In addition, Securicor Communications will be granted detachable Warrants for 1% of the fully diluted common equity of New INTEK at Closing. Such Warrants, with an exercise price of $13.00 per share, will have a ten year term, but will be non-exercisable for the first five years. The Securicor Transaction includes the EFJ Securities. If, at any time, the carrying value of the EFJ Securities is written down, New INTEK has the ability to offset (I.E., reduce) against the Preferred Shares by a corresponding amount equal to the liquidation value of the EFJ Securities. During the course of its engagement, Fahnestock was unable to review any financial or business information of EFJ. Given the lack of information, Fahnestock assumed that the value of the EFJ Securities had to be written down to zero for analysis purposes. Assuming the potential write-down, Fahnestock determined that the EFJ Securities would be reduced by $10 million, resulting in the net valuation of the Preferred Shares of $10 million.

SUMMARY

    The summary set forth above does not purport to be a complete description of the analyses performed by Fahnestock. The preparation of a fairness opinion involves determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Fahnestock believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying its opinion. In addition, Fahnestock may have given various factors more or less weight than other factors, and may have deemed various assumptions more or less probable than other assumptions, so that the range of Fahnestock valuations resulting for any particular analysis described above should not be taken to be Fahnestock's view of the actual value of New INTEK, INTEK, Radiocoms or the U.S. LMR Distribution Business. In performing its analysis, Fahnestock made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of New INTEK, INTEK, Radiocoms and the U.S. LMR Distribution Business. Any estimates Fahnestock used in its analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. In addition, estimates relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Fahnestock's analysis of the fairness of the consideration to be paid in the aggregate to Securicor Communications and MIC pursuant to the Agreements, from a financial point of view, to INTEK and its Stockholders, and were orally presented to the Special Committee and the Board of Directors prior to the delivery of the Fahnestock Opinion.

    Fahnestock, as a part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distribution of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Special Committee and the Board of Directors selected Fahnestock as its financial advisor upon its favorable evaluation of Fahnestock's experience and expertise. Pursuant to the letter agreement dated March 10, 1996, INTEK agreed to pay Fahnestock $250,000 for its services. INTEK also agreed to reimburse Fahnestock for all out-of-pocket expenses incurred by Fahnestock in connection with its engagement, and to

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
indemnify Fahnestock against certain liabilities in connection with its engagement. The terms of the fee arrangement with Fahnestock, which Fahnestock and INTEK believe are customary in transactions of this nature, were negotiated at arms' length between Fahnestock and the Special Committee.

    In the ordinary course of business, Fahnestock may actively trade the securities of INTEK for its own account and for that of its customers, and, accordingly, may at any time hold a long or short position in such securities.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO INTEK

    INTEK has been advised by its legal counsel, Manatt, Phelps & Phillips, LLP ("Legal Counsel"), with respect to the following U.S. federal income tax consequences of the proposed Securicor Transaction to INTEK.

    THE SECURICOR TRANSACTION. With respect to the Securicor Transaction, INTEK has been advised by its Legal Counsel that the authorization and issuance of the 25,000,000 shares of the Company Common Stock (and INTEK Warrants to the extent deemed applicable) to Securicor Communications in exchange for the Radiocoms Stock will be treated as the issuance by INTEK of its stock for property, within the meaning of Section 1032 of the Code, and, accordingly, that no gain or loss will be recognized by INTEK with respect to such exchange for U.S. federal income tax purposes. Securicor Communications has received the written determination from the U.K. Inland Revenue to the effect that the consummation of the Securicor Transaction will not give rise to any tax liability to Radiocoms with respect to such exchange under the laws of the U.K. or any jurisdiction located therein. However, the consummation of the Securicor Transaction may result in a limitation on the utilization or the elimination of certain income tax benefits of Radiocoms in determining Radiocoms' U.K. tax liability. The potential adverse effect to Radiocoms of such loss of U.K. tax benefits cannot be quantified at this time because the U.K. Inland Revenue has not yet agreed to the computations. Fahnestock has been advised of the potential adverse U.K. tax effects of the Securicor Transaction for purposes of rendering its valuation opinion. Legal Counsel to INTEK has not been requested to analyze and has offered no opinion regarding the tax consequences of this transaction to Radiocoms or to Securicor Communications. Further, no opinion is expressed with respect to any other tax consequence of the Securicor Transaction.

    As the current Stockholders of INTEK (other than Securicor Communications, or any person affiliated or related to any of the foregoing parties to the Securicor Transaction) will neither sell nor exchange any of their Company Common Stock in connection with the Securicor Transaction, they should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Securicor Transaction.

    NET OPERATING LOSS CARRYFORWARDS. The consummation of the Securicor Transaction will result in an "ownership change" of INTEK, within the meaning of
Section 382 of the Code. As a result, INTEK's ability to utilize its net operating loss carryforwards will be limited following the Closing. In general, the amount of income that INTEK may offset in any given subsequent taxable year by its previously accrued net operating loss carryforwards will be limited to an amount determined by multiplying the value of the equity of INTEK immediately prior to the Securicor Transaction by the U.S. federal long-term tax-exempt interest rate in effect on the date of Closing. In addition, the net operating loss carryforwards will be eliminated unless INTEK continues to maintain its current business operations for the two-year period following the Closing. Any of net unrealized built-in losses of INTEK (as specially defined in the Code), can also be limited as a result of an "ownership change" for purposes of Section 382 of the Code.

    At December 31, 1995, INTEK had net operating loss carryforwards available for U.S. federal income tax purposes of approximately $2,225,000. It is uncertain whether or not INTEK has any net unrealized built-in losses that could be affected by Section 382 of the Code. The potential adverse effect to INTEK of such loss carryforward limitation cannot be quantified at this time because, among other things, it is anticipated that INTEK will continue to incur operating losses for U.S. federal income tax purposes for several years following the closing of the Securicor Transaction.

THE FOREGOING SUMMARY IS INTENDED TO BE ONLY AN OVERVIEW OF SPECIFIC FEDERAL INCOME TAX CONSEQUENCES OF THE SECURICOR TRANSACTION TO INTEK AND SHOULD

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
NOT BE CONSIDERED TO BE GENERAL TAX ADVICE. THIS SUMMARY DOES NOT PURPORT TO DEAL WITH ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT OR TO ANY PERSON WHO IS A PARTY TO THE SECURICOR TRANSACTION OTHER THAN INTEK. ALL PERSONS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX AND OTHER TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

ACCOUNTING TREATMENT; DILUTION

    The Securicor Transaction is expected to be accounted for as a reverse acquisition because, after the consummation of the Securicor Transaction, Securicor Communications will hold a majority of Company Common Stock. See "SELECTED FINANCIAL DATA -- Pro Forma Condensed Combined Balance Sheet."

    The 25,000,000 share increase in Company Common Stock outstanding that will result from the Securicor Transaction will not have a dilutive effect on the net book value per share of Common Stock on the basis of the Company's unaudited financial statements as of June 30, 1996 and the pro forma financial information as of June 30, 1996. As of June 30, 1996, the tangible book value of Company Common Stock was $7.7 million or $0.69 per share. After the Midland Transaction, the Stockholders of the Company suffered a decrease in tangible book value to $7.2 million or $0.64 per share (assuming only 150,000 shares of Company Common Stock are paid to MIC) or $.53 (assuming all 2.5 million shares of Company Common Stock are paid to MIC). If the Securicor Transaction is approved, the Company's tangible book value will increase to $23.5 million or $0.61 per share. There can be no assurance that the actual amount of dilution at the time the consummation of the Securicor Transaction is effected will not be a greater amount. To the extent outstanding options and additional options to purchase shares of Company Common Stock are granted and exercised, there may be further dilution.

REGULATORY APPROVALS

    Each of the Securicor Transaction and the release of the Escrow Shares (upon consummation of the Securicor Transaction to MIC pursuant to the Escrow Agreement) is subject to the requirements of the HSR Act, which provides that certain acquisition transactions may not be consummated until certain information has been furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and unless certain waiting period requirements are met. The Company anticipates that the Notification and Report Forms required pursuant to the HSR Act will be filed by the Company, Securicor and MIC in the near term.

    The Division and the FTC frequently review the legality under the antitrust laws of transactions such as the Securicor Transaction and the release of the Escrow Shares as contemplated by the Midland Transaction. Moreover, the expiration of the HSR Act waiting periods does not preclude the Division, the FTC or third parties from challenging either or both of the Securicor Transaction on antitrust grounds. Accordingly, at any time before or after the Closing, either the Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons could take action under the antitrust laws, including seeking to delay or enjoin the Securicor Transaction or the Midland Transaction or both. There can be no assurance that such a challenge, if made, would not be successful.

TERMS OF THE STOCK PURCHASE AGREEMENT AND SECURICOR TRANSACTION

    The following is a summary of certain provisions of the Stock Purchase Agreement and the Securicor Transaction. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement which is attached as Appendix II to this Proxy Statement and incorporated herein by reference. Capitalized terms used and not defined below or elsewhere in this Proxy Statement have the respective meanings assigned to them in the Stock Purchase Agreement. Parenthetical section references appearing at the end of paragraphs in this summary refer to relevant sections in the Stock Purchase Agreement and are provided for convenience of reference only. All Stockholders are encouraged to read the Stock Purchase Agreement carefully and in its entirety.

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
GENERAL

    The Stock Purchase Agreement provides for the acquisition by the Company from Securicor Communications at the Closing of the Radiocoms Stock. See " -- Sale and Purchase of Shares; Purchase Price." The Company also will acquire indirect ownership of the EFJ Securities which are held by Radiocoms. The Company will not acquire the 20,000 Preferred Shares. The Preferred Shares will be issued by Radiocoms to Securicor Communications prior to the Closing in satisfaction of certain intercompany indebtedness and may in certain circumstances be canceled against the delivery to Securicor Communications of all or a portion of the EFJ Shares. See "Terms of the Preferred Shares." The Stock Purchase Agreement is governed by the laws of the State of New York.

SALE AND PURCHASE OF SHARES; PURCHASE PRICE

    The Closing is subject to the satisfaction of certain conditions set forth in the Stock Purchase Agreement. See " -- Conditions to the Closing; Amendment, Waiver and Termination." Subject to the satisfaction or waiver of such conditions, the Closing shall take place five business days after the satisfaction or waiver of such conditions or on such other date as the parties may designate in writing. On the Closing Date, the Company will acquire the Radiocoms Stock and the Company will issue 25,000,000 shares of Company Common Stock to Securicor Communications in exchange for the Radiocoms Stock. (Sections 1.1, 2.1)

CONDITIONS TO THE CLOSING; AMENDMENT, WAIVER AND TERMINATION

    CONDITIONS TO THE CLOSING. The obligations of the Company and Securicor Communications to consummate the transactions contemplated by the Stock Purchase Agreement are subject to, among other things, (a) the receipt of all consents and waivers required to be obtained by each of the Company and Securicor Communications with respect to the transactions contemplated by the Stock Purchase Agreement and certain related documents, (b) the absence of any threatened or instituted litigation (or similar proceedings) or any claim or demand made against Securicor Communications, Radiocoms or the Company seeking to restrain or prohibit, or to obtain damages with respect to, the consummation of any of the transactions contemplated by the Stock Purchase Agreement or the Amended Sale and License Agreement, and the absence of any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award issued by any governmental body of competent jurisdiction that restrains, enjoins or otherwise prohibits the consummation of any such transactions, (c) the expiration of the waiting period under the HSR Act, or the early termination of such waiting period, (d) the receipt of all approvals required to be obtained by Securicor Communications, the Company or MIC from any governmental body with respect to any of the transactions contemplated by the Stock Purchase Agreement and the Amended Sale and License Agreement, (e) the receipt at the Annual Meeting of the requisite vote of the holders of the issued and outstanding shares of Company Common Stock to authorize the Stock Purchase Agreement, the Amended Sale and
License Agreement (if necessary) and the consummation of each of the transactions contemplated thereby (as necessary), (f) the consummation of the transactions contemplated by the Sale and License Agreement prior to or simultaneously with the consummation of the transactions contemplated by the Stock Purchase Agreement, and (g) the absence of any action by Fahnestock to withdraw or modify its fairness opinion in any material respect. (Section 7.1)

    In addition, the obligations of the Company to consummate the transactions contemplated by the Stock Purchase Agreement are subject to (a) except as expressly permitted by the Stock Purchase Agreement, (i) the truth and accuracy of Securicor Communications' representations and warranties as of the date of the Stock Purchase Agreement, (ii) the truth and accuracy at the Closing Date of all representations and warranties of Securicor Communications that are qualified as to materiality and (iii) the truth and accuracy at the Closing Date, in all material respects, of the representations and warranties of Securicor Communications that are not qualified as to materiality, (b) the performance of and compliance in all material respects with all obligations and covenants required by the Stock Purchase Agreement to be performed or complied with by Securicor Communications on or prior to the Closing Date, (c) the Company's receipt of certificates representing the Radiocoms Stock, free and clear of any and all liens or encumbrances, (d) the absence since the date of the Stock Purchase Agreement of any material adverse change with respect to Radiocoms and its subsidiaries, taken as a whole, (e) the execution by Securicor Communications of a loan agreement (the "Loan Agreement") to make available to the Company $15,000,000 of financing (see "-- Terms of the

Delayed Drawdown Senior Subordinated Loan"), (f) the receipt by the Company of an agreement by Securicor Communications to provide certain support services to Radiocoms and its subsidiaries after the Closing Date (the "Support Services Agreement") (see " -- Terms of the Support Services Agreement"), (g) the cancellation of a certain note in the principal amount of $10,000,000 issued by Radiocoms to Securicor Communications and (h) the execution by Securicor Communications of a certain registration rights agreement (the "-- Terms of the Registration Rights Agreement") with the Company (see "-- Terms of Registration Rights Agreement.") (Section 7.2)

    In addition, the obligations of Securicor Communications to consummate the transactions contemplated by the Stock Purchase Agreement are subject to (a) except as expressly permitted by the Stock Purchase Agreement, (i) the truth and accuracy of the Company's representations and warranties as of the date of the Stock Purchase Agreement, (ii) the truth and accuracy at the Closing Date of all representations and warranties of the Company that are qualified as to materiality and (iii) the truth and accuracy at the Closing Date, in all material respects, of the representations and warranties of the Company that are not qualified as to materiality, (b) the performance of and compliance in all material respect with all obligations and covenants required by the Stock Purchase Agreement to be performed or complied with by the Company on or prior to the Closing Date, (c) the receipt by Securicor Communications of certificates representing 25,000,000 shares of Company Common Stock, free and clear of any and all liens or encumbrances, and the approval of such shares for quotation on the Nasdaq Small Cap Market, subject to official notice of issuance, (d) the execution and delivery by the Company of the Registration Rights Agreement, (e) the due election and qualification to the Company's board of directors of the persons designated by Securicor Communications, and the removal or resignation of any other members of the Company's board of directors designated by Securicor Communications, (f) the absence of any material adverse change with respect to the Company or MIC since the date of the Stock Purchase Agreement, (g) the execution by the Company of a warrant agreement (the "Warrant Agreement") in favor of Securicor Communications providing for the issuance of the INTEK Warrants for 1% of the Company's fully diluted common equity, determined as of the Closing Date (see "-- Terms of Warrant Agreement"), (h) the management by the Company, as of the Closing Date, of at least 162 constructed 220-222 MHz LMR systems pursuant to valid and subsisting management agreements, including at least 73 constructed systems under Category I management and 26 constructed systems under Category II management, pursuant in each case to valid and subsisting management and option agreements, which constructed systems shall have been validly constructed at primary transmitter sites licensed by the FCC pursuant to an order that is not subject to reconsideration or appeal and for which the time for the request for any such reconsideration or appeal has expired, (i) the absence of any material pending or threatened litigation (or similar proceedings), or any claims or litigation (or similar proceedings) that are reasonably likely to be asserted, against the Company or its subsidiaries with respect to the Company's performance under any of its management agreements or other agreements concerning 220 MHz band radio systems, including its construction or failure to construct any such systems in accordance with the FCC's rules and regulations or the terms of any FCC license, (j) the delivery by the Company of a valid, binding and fully-executed termination and release of a certain letter of understanding entered into between Roamer One and certain other parties on January 28, 1994, (k) the delivery by the Company of an amendment to a certain management and option agreement adding designated stations to the list of land mobile radio systems subject to management by (and under option to) Roamer One thereunder, and (l) the receipt by Securicor Communications from the United Kingdom Inland Revenue of advance clearance under
Section 138 of the Taxation of Chargeable Gains Act of 1992 to the effect that the consummation of the transactions contemplated by the Stock Purchase Agreement do not give rise to a capital gain on the transfer of the Radiocoms Stock or the receipt of the shares of Company Common Stock to be issued to Securicor Communications thereunder. (Section 7.3)

    WAIVER OF CONDITIONS; AMENDMENT. Each of Securicor Communications and the Company may waive the satisfaction of conditions to its obligations under the Stock Purchase Agreement or extend the time for performance of any of the obligations or other acts of the other party. Such waivers or extensions may be made only by written instrument signed by the party against whom enforcement of such waiver or extension is sought. The Stock Purchase Agreement may be amended at any time prior to the Closing Date by written instrument signed by the party against whom enforcement of such amendment is sought. (Section 10.5)

    TERMINATION. The Stock Purchase Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the Company's stockholders: (a) by mutual consent of the Company and Securicor Communications;
(b) at the election of the Company or Securicor Communications after December 31, 1996, if the Closing shall not have occurred by the close of business on such date (provided that the terminating party is not in default of any of its obligations under the Stock Purchase Agreement); (c) by either the Company or Securicor Communications if any governmental body shall have issued a final nonappealable order enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Stock Purchase Agreement or the Sale and License Agreement; (d) by Securicor Communications, if (i) there shall have been a breach of any representation or warranty on the part of the Company as set forth in the Stock Purchase Agreement, or if any representation or warranty of the Company shall have become untrue, and in either case such breach or failure would be incapable of being cured by December 31, 1996 (or as otherwise extended) or (ii) there shall have been a breach by the Company of any of its covenants or agreements having a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially adversely affecting (or materially delaying) the consummation of the transactions contemplated by the Stock Purchase Agreement or the Sale and License Agreement, and the Company has not cured such breach within ten business days after notice by Securicor Communications thereof, provided that Securicor Communications has not breached any of its obligations under the Stock Purchase Agreement; (e) by the Company, if (i) there shall have been a breach of any representation or warranty on the part of Securicor Communications set forth in the Stock Purchase Agreement or if any representation or warranty of Securicor Communications shall have become untrue, and in either case such breach or failure would be incapable of being cured by December 31, 1996 (or as otherwise extended) or (ii) there shall have been a breach by Securicor Communications of its covenants or agreements under the Stock Purchase Agreement having a material adverse effect on the Business or Radiocoms and its subsidiaries, taken as a whole, or materially adversely affecting (or materially delaying) the consummation of the transactions contemplated by the Stock Purchase Agreement, and Securicor Communications has not cured such breach within ten business days after notice by the Company thereof, provided that the Company has not breached any of its obligations under the Stock Purchase Agreement; (f) by Securicor Communications, if the Company's Board of Directors shall have withdrawn, modified or changed its approval or recommendation of the Stock Purchase Agreement and the transactions contemplated thereby, or shall have failed to give such recommendation or to call, give notice of, convene or hold the Annual Meeting as required by the Stock Purchase Agreement; (g) by the Company, if the Company's board of directors or a special committee thereof, in its good faith judgment, after consultation with independent legal counsel, shall have withdrawn, modified or changed its approval or recommendation of the Purchase Agreement and the transactions contemplated thereby (having determined that it is necessary to do so in order to comply with its fiduciary duties to stockholders under applicable law); (h) by the Company or Securicor Communications if the requisite vote of the Company's stockholders is not obtained at the Annual Meeting; or (i) by Securicor Communications if at the time of closing, the closing conditions described above regarding the number of constructed systems to be managed by the Company and the absence of material pending or threatened litigation (or claims or litigation reasonably likely to be asserted) against the Company or its subsidiaries with respect to its performance under any of its management agreements or other agreements concerning any 220-222 MHz band radio system are not satisfied. See " -- Conditions to the Closing." (Section 3.2)

    The Stock Purchase Agreement provides that, in the event of its termination, each of the parties shall be relieved of its duties and obligations thereunder after the date of such termination, and such termination shall be without liability to the Company, Radiocoms or Securicor Communications, except (a) for liability for breach of the Stock Purchase Agreement and (b) the continuing enforceability of certain provisions of the Stock Purchase Agreement relating to expense reimbursement by the Company to Securicor Communications under certain circumstances, the allocation of expenses between the parties and choice of law. See " -- Fees and Expenses; Expense Reimbursement." (Section 3.5)

FEES AND EXPENSES; EXPENSE REIMBURSEMENT

    Except as set forth below, each of the Company and Securicor Communications has agreed to bear its own expenses in connection with the negotiation and execution of the Stock Purchase Agreement, each other agreement, document of instrument contemplated thereby and the consummation of the transactions contemplated by the foregoing. (Section 10.3)

    The filing fees with respect to the reports, notifications or other information required under the HSR Act with respect to the transactions contemplated by the Stock Purchase Agreement and the Amended Sale and License Agreement are being borne by the Company. (Section 6.4)

    Securicor  Communications  shall  be liable  for  and shall  pay  (and shall indemnify and  hold  harmless  the  Company  against)  all  sales,  use,  stamp, documentary, filing, recording, transfer or similar fees or taxes or governmental charges as levied by any taxing authority or governmental agency in connection with the transfer of the Radiocoms Stock contemplated by the Stock Purchase Agreement or any recapitalization of Radiocoms or any transfer to Radiocoms of assets or shares that takes place in contemplation of the Stock Purchase Agreement. See " -- Certain Covenants -- Recapitalization; Refinancing of Intercompany Debt." The Company likewise shall be liable for and shall pay (and shall indemnify and hold harmless Securicor Communications against) any such fees, taxes or governmental charges as levied by any taxing authority or governmental agency in connection with the issuance of the 25,000,000 shares of Company Common Stock contemplated by the Stock Purchase Agreement. (Section 6.9)

    If the Stock Purchase Agreement is terminated by Securicor Communications or the Company because the Company's Board of Directors shall have withdrawn, modified or changed its recommendation or approval of the Stock Purchase
Agreement and the transactions contemplated thereby (or, in the case of a termination by Securicor Communications, shall have failed to give such recommendation or to call, give notice of, convene or hold a Stockholders Meeting in accordance with the terms of the Stock Purchase Agreement), the Company shall under certain circumstances be obligated to reimburse Securicor Communications and its affiliates for all documented out-of-pocket fees and expenses actually and reasonably incurred by them (or on their behalf) in connection with all of the transactions contemplated by the Stock Purchase Agreement (including, without limitation, fees payable to investment bankers, counsel to Securicor Communications and its affiliates and accountants' fees). Such expense reimbursement shall be payable only if (a)(i) after the date of the Stock Purchase Agreement and prior to the date of such termination, the Company (or its agents) had negotiations with a view towards a Third Party Acquisition (as hereinafter defined) or furnished information to a Third-Party (as hereinafter defined) with a view towards a Third-Party Acquisition and (ii) the Company consummates a Third-Party Acquisition within 12 months following any such termination, (b)(i) after the date of the Stock Purchase Agreement and prior to such termination, a Third-Party (other than a Third-Party referred to in clause (a)(i)) submitted a proposal for a Third-Party Acquisition to the Company (or its agents), or expressed an interest in a Third-Party Acquisition to the Company (or its agents) and (ii) the Company consummates a Third-Party Acquisition with such Third-Party or an affiliate thereof within 12 months following any such termination or (c) the Company accepted a proposal for a Third-Party Acquisition on or prior to the date of such termination.

    For purposes of the Stock Purchase Agreement, "Third-Party Acquisition" means the occurrence of any of the following events: (a) the acquisition of the Company by merger or otherwise by any person or entity other than Securicor Communications or any affiliate thereof (a "Third-Party"); (b) the acquisition by a Third-Party of more than 50% of the total assets of the Company and its subsidiaries, taken as a whole; or (c) the acquisition by the Third-Party of 50% or more of the outstanding shares of the Company Common Stock. (Section 3.5)

CERTAIN COVENANTS

    The Stock Purchase Agreement contains numerous covenants and agreements, certain of which are summarized below.

    RECAPITALIZATION; REFINANCING OF INTERCOMPANY DEBT. As of the date of the Stock Purchase Agreement, the capital stock of Radiocoms consisted of 100,000 ordinary shares, L1.00 par value per share (the "Existing Shares"). Securicor Communications has represented that the capital stock of Radiocoms, as of the Closing

Date, will  consist  of the  Radiocoms  Stock  and the  Preferred  Shares,  thus necessitating a recapitalization of Radiocoms prior to the Closing Date. Pursuant to the Stock Purchase Agreement, prior to the Closing Date, Securicor Communications is required to take all actions necessary so that (a) the Existing Shares shall be canceled and the Radiocoms Stock shall be issued, substantially on the terms disclosed to the Company prior to the date of the Stock Purchase Agreement and (b) any debt owed by Radiocoms and any of its subsidiaries to Securicor Communications and its affiliates at the Closing Date is refinanced such that, after giving effect to such refinancing and the issuance of the Preferred Shares in connection therewith, the aggregate liquidation preference of the Preferred Shares, together with all debt outstanding of Radiocoms and its subsidiaries, in each case at the Closing Date, will not exceed $22 million. Any Preferred Shares issued to Securicor Communications or its affiliates in connection with the recapitalization shall have the terms and conditions hereinafter described (see "--Terms of the Preferred Shares"); PROVIDED that in no event shall the aggregate liquidation preference of the Preferred Shares so issued to Securicor Communications in connection with such refinancing exceed the amount of such indebtedness of Radiocoms and its subsidiaries to Securicor Communications and its affiliates prior to such refinancing. All debt so owed by Radiocoms and its subsidiaries to Securicor Communications and its affiliates shall be satisfied and canceled as of the Closing. (Section 6.11)

    TRANSFER OF THE BUSINESS TO RADIOCOMS AND ITS SUBSIDIARIES. Prior to Closing, some portions of the Radiocoms Business may be conducted by affiliates of Radiocoms ("Relevant Affiliates"), rather than by Radiocoms and its subsidiaries. Pursuant to the Stock Purchase Agreement, prior to the Closing, Securicor Communications shall (a) cause its Relevant Affiliates, if any, to transfer any and all of their respective right, title and interest in any parts of, or benefits of or rights in, the Radiocoms Business currently not held or owned by Radiocoms or its subsidiaries to Radiocoms or one of its subsidiaries in such manner so as to ensure that Radiocoms and its subsidiaries after the Closing will enjoy and have all rights, benefits, operations and assets of the Radiocoms Business without any material diminution of the value or utility of any such rights, benefits, operations and assets; and (b) transfer or cause to be transferred to Radiocoms all of the issued and outstanding capital stock of its Relevant Affiliates, if any. (Section 6.17)

    CONDUCT OF THE COMPANY'S AND RADIOCOMS' RESPECTIVE BUSINESSES PENDING THE CLOSING. Pursuant to the Stock Purchase Agreement, the Company and Securicor Communications have agreed that, during the period from the date of the Stock Purchase Agreement until the Closing Date, except as expressly contemplated by the Stock Purchase Agreement or with the prior written unanimous consent of a committee (the "Representative Committee") composed of one Representative of each of Securicor Communications, INTEK and SCL (which consent shall not be unreasonably withheld), Securicor Communications shall cause Radiocoms and its subsidiaries (and, to the extent they are engaged in the Radiocoms Business, any Relevant Affiliates) to, and the Company shall, and shall cause its subsidiaries to: (a) conduct its business only in the ordinary course consistent with past practice; (b) use its best efforts to (i) preserve its present business operations, organization (including, without limitation, management and the sales force) and goodwill, (ii) preserve its present relationship with persons having business dealings with it and (iii) take such actions as may be reasonably necessary to maintain in good standing all FCC licenses with respect to any 220 MHz LMR systems or Department of Trade and Industry ("DTI") licenses, permits or authorizations, as applicable; (c) maintain (i) all its assets and properties in their current condition, ordinary wear and tear excepted, and (ii) insurance upon all of its properties and assets in such amounts and of such kinds comparable to that in effect on the date of the Stock Purchase Agreement;
(d) (i) maintain its books, accounts and records in the ordinary course of business consistent with past practices, (ii) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts (other than in the ordinary course of business), and (iii) comply with all contractual and other obligations applicable to its operations; and (e) comply in all material respects with applicable laws. (Section 6.1)

    In addition, except as otherwise expressly contemplated by the Stock Purchase Agreement or with the prior unanimous written consent of the Representative Committee (which consent shall not be unreasonably withheld), prior to the Closing Date, Securicor Communications shall cause Radiocoms and its subsidiaries and, to the extent that it is engaged in the Radiocoms Business, any Relevant Affiliate not to, and the

Company shall not, and shall cause its subsidiaries not to: (a) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock or repurchase, redeem or otherwise acquire any outstanding shares of the capital stock or other securities of, or other ownership interests in, itself or any of its subsidiaries, except for the cancellation of the Existing Shares and the issuance of the Deferred Shares in lieu thereof (see "--Recapitalization; Refinancing of Intercompany Debt"); PROVIDED, HOWEVER, that any wholly owned subsidiaries of Radiocoms or the Company shall be permitted to declare and pay dividends to Radiocoms or the Company, as applicable, to the extent that funds are legally available therefor; (b) transfer, issue, sell or dispose of any shares of its capital stock or other securities of itself or its subsidiaries or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of itself or any of its subsidiaries; PROVIDED, HOWEVER, that (i) the Company may issue and sell up to 1,000,000 shares of Company Common Stock and may, subject in each instance to the prior unanimous written consent of the Committee, which approval will not be unreasonably withheld, issue up to an aggregate of 1,500,000 shares of Company Common Stock to acquire interests in additional FCC licenses to be used in the operation or development of its business, (ii) any such person may issue debt securities as permitted by clause (f), and (iii) Securicor Communications may cause shares of any Relevant Affiliate owning any part of the Radiocoms Business to be transferred to Radiocoms and its subsidiaries, may cause Radiocoms to issue the Deferred Shares and up to a maximum of 20,000 Preferred Shares (having a liquidation preference not in excess of $20,000,000) to Securicor Communications; (c) effect any recapitalization, reclassification, stock split or like change in its capitalization except, in the case of Securicor Communications, as may be required to authorize the issuance of the Deferred Shares and the Preferred Shares; (d) amend its certificate of incorporation, bylaws, memorandum or articles of association or similar organizational documents, except that Securicor Communications may cause Radiocoms to amend its Memorandum of Association and Articles of Association solely for the purposes of authorizing the Radiocoms Stock and the Preferred Shares as contemplated by the Stock Purchase Agreement, or changing the name of Radiocoms so as to delete the word "Securicor" therefrom, and the Company may amend its certificate of incorporation to increase the number of authorized shares as necessary to permit the Company to consummate the transactions contemplated hereby; (e) (i) materially increase the annual level of compensation of any employee, (ii) increase the annual level of compensation payable or to become payable by it or any of its subsidiaries to any of their respective executive officers, (iii) grant any bonus, benefit or other direct or indirect compensation to any employee, director or consultant, other than in the ordinary course consistent with past practice and in such amounts as are fully reserved against in the financial statements delivered by such party pursuant to the Stock Purchase Agreement, (iv) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of its or its subsidiaries' directors, officers, employees, agents or representatives or otherwise modify or amend or terminate any such plan or arrangement or (v) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which it or any of its subsidiaries is a party or involving a director, officer or employee of it or any of its subsidiaries in his or her capacity as a director, officer or employee; (f) except (i) for trade payables and (ii) for pledges of assets and indebtedness for borrowed money which do not exceed, individually or in the aggregate, $500,000 (it being understood that (A) such amount shall not include indebtedness existing or assets pledged prior to the date of the Stock Purchase Agreement and (B) the transaction value of any asset pledges shall be deemed to be equal to the fair market value of the assets pledged in such transaction), borrow monies for any reason or draw down on any line of credit or debt obligation, or become the guarantor, surety, endorser or otherwise liable for any debt, obligation or liability (contingent or otherwise) of any other person; PROVIDED, HOWEVER, that, subject to the unanimous prior written consent of the Representative Committee, which consent will not be unreasonably withheld, the Company may issue an unsecured debenture, which shall be a general obligation of the Company, in an aggregate principal amount of up to $2,500,000 on such terms as may be reasonably determined by the Company; (g) except as may be permitted pursuant to clause (f) above, subject to any lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted) any of its properties or assets (whether tangible or intangible); (h) acquire any material properties or assets (other than, in the case of the Company, FCC licenses as contemplated by clause (b) above) or sell, assign, transfer, convey, lease or otherwise dispose of any of its FCC authorizations, FCC licenses, DTI licenses or material properties or assets, or its rights to any of the foregoing or to any FCC licenses issued to or held by other persons (except for fair consideration in the ordinary course of business consistent with past practice), or, in the case of the Company, take any action, other than in the exercise of its reasonable business judgment, that causes, or could reasonably be expected to cause, the FCC licensees with respect to any system to cancel, assign, transfer or otherwise dispose of their FCC license in a manner that would be adverse to the Company; (i) cancel or compromise any debt or claim or waive or release any material right except in the ordinary course of business consistent with past practice, except, in the case of Radiocoms for cancellations of intercompany indebtedness contemplated by the Stock Purchase Agreement; (j) other than, in the case of the Company, capital expenditures necessary for the build-out of the 220 MHz LMR systems pursuant to the Company's contractual obligations, enter into any commitment for capital expenditures in excess of $20,000 for any individual commitment and $100,000 for all commitments in the aggregate; (k) enter into, modify or terminate any labor or collective bargaining agreement or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization; (l) introduce any material change with respect to its operations, including, without limitation, any material change in its "roll-out" plans or the types, nature, composition or quality of its products or services, or, other than in the ordinary course of business, make any material change in product specifications or prices or terms of distributions of such products; (m) enter into any transaction or make or enter into any contract which by reason of its size or otherwise is not in the ordinary course of business consistent with past practice; (n) enter into or agree to enter into any merger or consolidation with any corporation or other entity, or engage in any new business or invest in, make a loan, advance or capital contribution to, or otherwise acquire the securities of any other person except that Securicor Communications may engage in such transactions solely to the extent required to transfer any part of the Radiocoms Business to Radiocoms and its subsidiaries; (o) transfer any funds or assets to any of its affiliates, which funds and assets are, in the aggregate, worth in excess of $500,000, except for the purchase of goods and services from any such affiliate in the ordinary course of business at the fair market value for such goods and services and transactions solely to the extent required to transfer any part of the Radiocoms Business to Radiocoms and its subsidiaries; or (p) agree to do anything prohibited by the foregoing covenants or anything which would make any of the representations and warranties of the Company or Securicor Communications in the Stock Purchase Agreement, or any of the other documents contemplated by the Stock Purchase Agreement or to be executed in connection with the consummation of the transactions contemplated thereby, untrue or incorrect in any material respect as of any time through and including the Closing Date. The Company and Securicor have agreed that the consummation of the Midland Transaction shall not be deemed to violate any of the foregoing covenants or obligations, as set forth in the Stock Purchase Agreement. (Section 6.2)

    NO SOLICITATION. In the Stock Purchase Agreement, the Company agreed that it, its affiliates and their respective officers, directors, employees, representatives and agents would immediately cease any existing discussions or negotiations, if any, with any parties conducted prior to the date of the Stock Purchase Agreement with respect to (except as otherwise expressly permitted by the Stock Purchase Agreement) any acquisition of all or any material portion of the assets of, or (except as otherwise expressly permitted by the Stock Purchase Agreement) any equity interest in, the Company or its subsidiaries or any business combination with the Company or its subsidiaries. Under the terms of the Stock Purchase Agreement, the Company may, directly or indirectly, furnish information and access, in each case only in response to unsolicited requests therefor, to any corporation, partnership, person or other entity or group pursuant to confidentiality agreements, and may participate in discussions and negotiate with such entity or group concerning any merger, sale of assets, sale of shares of capital stock or similar transaction involving the Company or any subsidiary or division of the Company, if such entity or group has submitted a written proposal to the Company relating to any such transaction and the Company's board of directors by a majority vote has determined in its good faith judgment, after consultation with independent legal counsel, that it is necessary to do so to comply with its fiduciary duties to stockholders under applicable law. The Company's board of directors must provide a copy of any such written proposal and a summary of any oral proposal to Securicor Communications immediately after receipt thereof and thereafter keep Securicor Communications promptly advised of any material development with respect thereto. Except as set forth above, neither the

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
Company nor any of its affiliates shall, nor shall the Company authorize or permit any of its or their respective officers, directors, employees, representatives or agents to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Securicor Communications or its affiliates or associates) concerning any merger, sale of assets, sale of shares of capital stock or similar transaction involving the Company or any subsidiary or division of the Company. Notwithstanding the foregoing, (a) nothing in the Stock Purchase Agreement shall prevent the Company's board of directors from taking, and disclosing to the Company's stockholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, with regard to any tender offer, and (b) nothing in the Stock Purchase Agreement shall prevent the Company's Board of Directors from making such disclosure to the Company's stockholders as, in the good faith judgment of the Company's Board of Directors, after consultation with independent legal counsel, is necessary to comply with its fiduciary duties to stockholders under applicable law. (Section 6.10)

    NON-COMPETE. In the Stock Purchase Agreement, Securicor Communications has agreed that for a period of three (3) years following the Closing, neither Securicor plc nor its direct or indirect subsidiaries (other than the Company and its subsidiaries) will, anywhere in the world, (a) sell, manufacture, distribute or otherwise transfer "land mobile radio" products or (b) engage in the provision of services related to the construction or integration of land mobile radio product systems. Such covenant does not apply, however, (i) to the extent that any law, regulation or order of any governmental body would be violated thereby, (ii) to the business or operations of Dopra, Datatrak, Cellular or TrakBak as conducted or proposed to be conducted as of the date of the Stock Purchase Agreement or as the reasonable expansion and growth of such businesses and operations may require in order to retain their competitiveness in the marketplace. The Stock Purchase Agreement provides that, if Securicor Communications shall sell, transfer or otherwise dispose of Dopra, Datatrak, Cellular or TrakBak (whether by merger, sale of stock, sale of all or substantially all of the business and assets or otherwise) in a transaction with a non-affiliate, the non-competition provisions of the Stock Purchase Agreement shall cease to apply to the business so sold, transferred or otherwise disposed of. (Section 6.13)

    PROXY STATEMENT; STOCKHOLDERS' MEETING. The Company has agreed to call a meeting of the holders of the Company Common Stock to approve the issuance of 25,000,000 shares of Company Common Stock pursuant to the Stock Purchase Agreement and to use its best efforts to cause this Proxy Statement to be mailed to its Stockholders at such time and in such manner as permits such meeting to be held as promptly as practicable. The Company has agreed that, through its Board of Directors, it will recommend to its Stockholders approval of the foregoing; PROVIDED, HOWEVER, that if the Company's Board of Directors determines, in its good faith judgment after consultation with independent legal counsel, that it is necessary to do so to comply with its fiduciary duties to stockholders under applicable law, the Company's Board of Directors may withdraw or modify such recommendation. No amendment or supplement to this Proxy Statement may be made by the Company without the prior written approval of Securicor Communications unless the Company determines such amendment or supplement is required by law. (Section 6.3)

    CERTAIN FCC MATTERS. During the period from the date of the Stock Purchase Agreement to the earlier of the Closing Date or the termination of the Stock Purchase Agreement, the Company has agreed that it will diligently pursue appeals of the denial by the FCC of any request by the Company or its affiliates for the modification of any FCC licenses and will keep Securicor Communications informed with respect to any material developments with respect to such appeals. In addition, the Company and Securicor Communications have agreed to cooperate in the preparation, filing and prosecution of a request to the FCC seeking a waiver of Section 310(b)(4) of the Communications Act of 1934, as amended, to permit the Company upon Closing to acquire such FCC licenses as may be agreed by the parties and to participate in such 220 MHz Band spectrum auctions as may be conducted by the FCC. (Section 6.14)

    CERTAIN TAX MATTERS. Pursuant to the Stock Purchase Agreement, Securicor Communications has agreed (a) to take all actions and make any necessary elections so that, to the maximum extent permissible under applicable law, Securicor Communications shall obtain the tax benefits in the U.K. and other jurisdictions attributable to Radiocoms and its subsidiaries for the tax year ending September 30, 1996 and any tax year thereafter to the extent permitted by law and (b) promptly after the relevant tax returns are filed with the applicable taxing authorities, to transfer funds to Radiocoms equal to the cash value of such tax benefits to Securicor Communications. (Section 6.9)

    INDEMNIFICATION OF CERTAIN PERSONS; DIRECTORS' AND OFFICERS' INSURANCE. For a period of three years after the Closing Date, Securicor Communications has agreed, to the extent that it remains the majority stockholder of the Company during such period, to cause the Company to maintain an extension of coverage of the Company's policy of directors' and officers' liability insurance maintained by the Company for the benefit of those persons who are covered by such policy at the time of the Closing with respect to matters occurring prior to the Closing Date, provided that in no event shall the Company be required to expend more than $100,000 per annum to maintain such insurance. In addition, Securicor Communications has agreed that for a period of six years after the Closing Date, it shall, to the extent that it remains the majority stockholder of the Company,
(a) cause the bylaws of the Company to continue to contain the provisions with respect to indemnification which are set forth in such bylaws as of the date of the Stock Purchase Agreement, and (b) not permit such provisions to be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who at the Closing Date were directors, officers, employees or agents of the Company, unless such modification is required by applicable law. (Section 6.15)

    CERTAIN OTHER COVENANTS. In addition to the covenants described above, the Company and Securicor Communications have agreed, among other things, (a) to use their best efforts, and to cooperate with each other, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by the Stock Purchase Agreement (provided that neither party is obligated to pay consideration to any party from whom consent or approval is requested), (b) to use their best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by the Stock Purchase Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by the Stock Purchase Agreement, (c) to preserve records relating to the Radiocoms Business for a period of three years from the Closing Date and to make such records available to each other as described in the Stock Purchase Agreement, (d) to refrain from issuing any press release or public announcement regarding the Stock Purchase Agreement or the transactions contemplated thereby, subject to certain exceptions, without the written approval of the other party and (e) to update the disclosure set forth in their respective disclosure letters during the period from the date of the Stock Purchase Agreement to the Closing Date. (Sections 6.3, 6.4, 6.5, 6.6, 6.7, 6.12)

    The Company also has agreed (a) to use its reasonable best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by the Sale and License Agreement, (ii) cause the fulfillment at the earliest practicable date of all of the conditions to its obligations to consummate such transactions and (b) to use its best efforts to assure that, prior to the Closing, the 25,000,000 shares of Company Common Stock to be issued to Securicor Communications have been approved for quotation on the Nasdaq Small Cap Stock Market, subject to official notice of issuance. (Section 6.5)

INDEMNIFICATION

    INDEMNIFICATION BY SECURICOR COMMUNICATIONS. In the Stock Purchase Agreement, Securicor Communications has agreed to indemnify and hold the Company, Radiocoms, and their respective directors, officers, employees, affiliates, agents, successors and assigns (collectively, the "Company Indemnified Parties") harmless from and against: (a) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of Securicor Communications to be true and correct in all respects as of the date made; (b) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from any and all liabilities of Radiocoms and its subsidiaries or affiliates that are not directly related to the Radiocoms Business; (c) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from any breach by Securicor Communications of any of its covenants; (d) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the transfer of the EFJ Shares and the EFJ Warrant to Radiocoms (including, without limitation, any tax liability occurring, on redemption of the EFJ Shares or on their use to redeem the Preferred Shares, by reason of the tax basis of the EFJ Shares and the EFJ Warrant being considered to be less than $10,000,000, the amount of the

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
intercompany note issued by Radiocoms in connection with the acquisition thereof); and (e) any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and reasonable expenses, including reasonable attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to any and all losses, liabilities, obligations, damages, costs and expenses with respect to which indemnification is provided hereunder (collectively, "Losses"). (Section 9.1)

    The indemnification obligations of Securicor Communications are guaranteed by its parent corporation, Security Services plc.

    INDEMNIFICATION BY THE COMPANY. The Company has agreed to indemnify and hold Securicor Communications and its respective directors, officers, employees, affiliates, agents, successors and assigns (collectively, the "Securicor Indemnified Parties") harmless from and against: (a) any and all Losses based upon, attributable to or resulting from the failure of any representation or warranty of the Company to be true and correct in all respects as of the date made; (b) any and all Losses based upon, attributable to or resulting from any breach by the Company of any of its covenants; (c) any and all Losses based upon, attributable to or resulting from the failure of the property located at 5800 West Jefferson Boulevard, Los Angeles, California 90016 (the "Site") to
comply with any environmental law (including, without limitation, any environmental clean-up costs, whether such environmental clean-up costs are incurred by the Company voluntarily or in response to actions by governmental bodies or other persons); PROVIDED, HOWEVER, (i) that, if the Site is sold by the Company to a third-party in a bona fide transaction within one year following the date of the Stock Purchase Agreement, the amount of such Losses shall be deemed to be reduced by the amount, if any, by which the net proceeds to the Company upon the sale of the Site exceed the net book value of the Site as reflected on certain financial statements of the Company, and (ii) that, in all other cases, the amount of such Losses shall be deemed to be reduced by $250,000; (d) any and all Losses attributable to the Olympic Plastics Simplified Employees Pension Plan referred to in the disclosure letter delivered to Securicor Communications in connection with the Stock Purchase Agreement; and
(e) any and all Expenses incident to the foregoing. (Section 9.1)

    LIMITATIONS ON INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES. Under the Stock Purchase Agreement, an indemnifying party does not have any liability for a breach of a representation or warranty contained in the Stock Purchase Agreement unless the aggregate amount of Losses and Expenses to the indemnified parties finally determined to arise thereunder based upon, attributable to or resulting from the failure of its representations and warranties to be true and correct exceeds $300,000 (the "Basket"). In such event, the indemnifying party is required to pay the entire amount of such Losses and Expenses without regard to the Basket.

    Notwithstanding anything contained in the Stock Purchase Agreement to the contrary, (a) the aggregate liability of Securicor Communications and its affiliates for the breach of representations or warranties contained in the Stock Purchase Agreement, except for any liability arising as a result of the failure of its representations and warranties with respect to certain intangible property matters to be true and correct, shall not exceed $6,000,000 (the "Securicor Cap"), and (ii) the aggregate liability of the Company and its affiliates for the breach of a representation or warranty contained in the Stock Purchase Agreement, except for any liability arising as a result of the failure of its representations and warranties with respect to certain FCC matters to be true and correct, shall not exceed $4,000,000 (the "Company Cap"). (Section 9.2)

    CERTAIN INDEMNIFICATION PROCEDURES. The indemnification obligations of the Company and Securicor Communications are subject to certain customary procedures regarding, among other things, the giving of notice with respect to claims for indemnification and liquidated sums due and owing in respect of such claims, the defense and settlement of any such claims and similar matters. The failure of the indemnified party to give reasonably prompt notice of any claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

    Except as set forth below, all payments of indemnification claims to an indemnified party may be made by wire transfer of immediately available funds within ten business days after the date of a notice of sums due and owing provided by the indemnified party. In addition, except as set forth below, the Company or

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
Securicor Communications may elect, at its option, to pay any claims to an indemnified party in shares of Company Common Stock, and the number of shares of Company Common Stock to be transferred in satisfaction of such liabilities shall be determined as set forth below.

    In the event that the Company is the indemnifying party and Securicor Communications is the indemnified party with respect to any claim, the amount of such claim shall be increased as appropriate to reflect the percentage of the Company's issued and outstanding capital stock that is owned beneficially or of record by Securicor Communications as of the date of the notice of sums due and owing provided by the indemnified party with respect to such claim. As an example, if the Company must indemnify Securicor Communications for a claim otherwise amounting to $100,000 and Securicor Communications owns 60% of the Company's issued and outstanding capital stock at such time, the amount of Securicor Communications' claim shall be deemed to be increased to $250,000 (the amount which, when 60% of its value is subtracted, equals the original amount of the claim).

    Notwithstanding any other provision of the Stock Purchase Agreement to the contrary, any liability of Securicor Communications with respect to the failure of a representation or warranty to be true and correct, up to the Securicor Cap, and any liability of the Company with respect to the failure of a representation or warranty to be true and correct, up to the Company Cap, shall be payable solely in shares of Company Common Stock. The number of shares of Company Common Stock to be transferred with respect to any such liability being paid in shares of Company Common Stock shall be determined as set forth in the following paragraph.

    In the event that the Company or Securicor Communications elects or is required to pay any liabilities owing by it in shares of Company Common Stock, the number of shares to be transferred with respect to any such liability shall be determined by dividing the amount of such liability by the Applicable Average Share Value. The "Applicable Average Share Value" shall be equal to the average of the Daily Closing Prices for each of the ten business days immediately preceding the date of the notice of sums due and owing provided by the indemnified party; and the "Daily Closing Price" for each such day shall be the average of the last bid and ask price of Company Common Stock quoted on such day on the Nasdaq Small Cap Stock Market (or such exchange or quotation system as shall report the trading prices of Company Common Stock at the relevant time). (Section 9.3)

    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Securicor Communications shall survive the execution and delivery of the Stock Purchase Agreement, and the Closing, regardless of any investigation made by the parties thereto, for a period of 18 months following the Closing. Any claims or actions with respect to any representation or warranty that survives the execution and delivery of the Stock Purchase Agreement and the Closing shall terminate unless, within 18 months after the Closing Date, written notice of such claims is given to the indemnifying party or such actions are commenced. (Section 10.2)

EFJ

    GENERAL. On March 14, 1995, Securicor Communications Inc., an affiliate of Securicor Communications and Radiocoms ("Securicor Communications Inc."), acquired the EFJ Securities consisting of the EFJ Warrant and the EFJ Shares. Securicor Communications Inc. believed that acquiring the EFJ Securities would facilitate the introduction of LMR products in U.S. markets through the distribution channels available to EFJ. The total consideration for the EFJ Securities was $10,000,000. The EFJ Securities were subsequently transferred to Radiocoms. The EFJ Securities represent a minority interest in EFJ, and, thus, Radiocoms does not exercise day-to-day operational control over EFJ. EFJ, a Minnesota corporation, among other things, is engaged in the business of the manufacture and distribution of LMR products in the U.S. and other markets and is a competitor of Midland USA and Radiocoms in these markets. EFJ has not participated in the preparation of this Proxy Statement.

    TERMS OF THE EFJ WARRANT. The EFJ Warrant permits the holder to purchase up to 291,790 shares of EFJ's common stock, $.01 par value per share (the "EFJ Common Stock") representing 5% of the outstanding EFJ Common Stock as of March 14, 1995 (on a fully-diluted basis). As the holder of the EFJ Warrant,

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
Radiocoms has the right to exercise the EFJ Warrant, in whole or in part, until the expiration thereof on the earlier of (a) the date on which the EFJ Shares are redeemed as described below (see "-- Terms of the EFJ Shares"), (b) the date immediately following the date on which EFJ consummates a registered, underwritten initial public offering of EFJ Common Stock ("EFJ's IPO Date") and
(c) March 14, 2005.

    The per share exercise price equals the "Fair Market Value" of a share of EFJ Common Stock on the date of exercise, as agreed by the holder and EFJ. If EFJ and the holder shall not have agreed on the Fair Market Value within ten days after the holder's delivery of its election to purchase EFJ Common Stock under the EFJ Warrant, then EFJ may, or upon the holder's request EFJ shall, appoint an investment banking firm to determine initially the Fair Market Value; PROVIDED, HOWEVER, that the holder shall have the right to appoint a second investment banking firm to review the work done by EFJ's appointee. The investment banking firm appointed by EFJ shall conduct an independent assessment of the Fair Market Value and deliver a written report setting forth its determination to EFJ and the holder within 30 days of its appointment. The holder shall then have a period of 15 days from receipt of such report to give written notice to EFJ of any disagreement with the Fair Market Value as so determined; if it fails to give such notice, the Fair Market Value as determined by the investment banking firm appointed by EFJ shall be final and binding. If the holder timely gives such notice of disagreement with the Fair Market Value, then the investment banking firm appointed by EFJ and an investment banking firm appointed by the holder (which shall be the firm, if any, appointed by the holder to review the work done by EFJ's appointee) shall jointly appoint a third investment banking firm, which shall then have an additional period of 30 days to conduct an appraisal of the Fair Market Value and to submit a written report setting forth its determination. The Fair Market Value as determined by such third investment banking firm shall be conclusive and binding. The fees and expenses of each investment banking firm appointed as described above shall be borne equally by EFJ and the holder. The transfer of the EFJ Warrant is restricted in accordance with the EFJ Shareholders Agreement (as defined below). See "-- EFJ Shareholders Agreement." The EFJ Warrant contains certain customary anti-dilution protections for the benefit of the holder.

    TERMS OF THE EFJ SHARES. The purchase price for the EFJ Shares was $9,999,900, or $10.80 per EFJ Share (the "EFJ Purchase Price"). Dividends on the EFJ Shares accrue at the rate of 6% per annum based on the liquidation value of the EFJ Shares, which is the sum of the EFJ Purchase Price and any accrued but unpaid dividends on the EFJ Shares (the "EFJ Liquidation Value"). Dividends are cumulative and accrue, on the basis of a 360-day year, whether or not such dividends are declared and whether or not profits, surplus or other funds of EFJ are legally available for the payment thereof. Except for dividends payable solely in the EFJ Common Stock, no dividends or distributions may be made for the EFJ Shares until all dividends have been paid on another series of preferred stock of EFJ.

    The holders of EFJ Shares are entitled to vote on each matter on which EFJ's shareholders are entitled to vote and are entitled to 1.2 votes for each EFJ Share. Except as otherwise required by law, the holders of EFJ Shares vote together with the holders of the EFJ Common Stock as a single class.

    In the event of any liquidation, dissolution or winding up of EFJ, after payment of any liquidation preference on another series of preferred stock of EFJ, the holders of the EFJ Shares are entitled to receive the applicable EFJ Liquidation Value before any distribution of assets may be made to the holders of EFJ Common Stock or any junior preferred shares of EFJ.

    EFJ may not redeem any EFJ Shares unless it has paid all accrued but unpaid dividends on another series of EFJ preferred stock. Subject to the foregoing, EFJ may redeem at any time all or any portion of the EFJ Shares at a price equal to the aggregate EFJ Liquidation Value of the redeemed EFJ Shares. EFJ is required to redeem all of the EFJ Shares, at the aggregate Liquidation Value thereof, upon the earlier of March 14, 2000, (b) EFJ's IPO Date, (c) the occurrence of a transaction or series of transactions resulting in the sale or transfer of more than 50% of the shares of EFJ Common Stock owned as of March 14, 1994 by a certain major EFJ shareholder (the "Major EFJ Shareholder") to non-affiliated persons and (d) the occurrence of a transaction or series of transactions pursuant to which certain beneficial owners of the Major EFJ Shareholder sell or transfer to non-affiliated persons the ownership of more than 50% of the beneficial interests in the Major EFJ Shareholder.

    EFJ's payment when due of the EFJ Liquidation Value owed to Radiocoms has been guaranteed by Securicor Communications. See "Terms of the Stock Purchase Agreement and Securicor Transaction -- Indemnification."

    The EFJ Shares, or any portion of them, are convertible at the option of Radiocoms into shares of EFJ Common Stock on a one-to-one basis, subject to certain anti-dilution adjustments.

    So long as any EFJ Shares remain outstanding, EFJ is not permitted, without the affirmative vote or written consent of the holders of at least 51% of the outstanding EFJ Shares, to (a) issue additional EFJ Shares or authorize or issue shares of any class of stock which ranks senior to, or PARI PASSU with, the EFJ Shares with respect to the rights upon liquidation, redemption or the payment of dividends or (b) make any amendment to its articles of incorporation or bylaws if such amendment would alter or change the powers, preferences or special rights of the EFJ Shares so as to affect them adversely.

    TERMS OF THE EFJ SHAREHOLDERS AGREEMENT. Simultaneously with its purchase of the EFJ Securities, Securicor Communications Inc. entered into a Shareholders Agreement, dated March 14, 1995, among EFJ, Securicor Communications Inc. and certain other shareholders of EFJ (the "EFJ Shareholders Agreement"). The EFJ Shareholders Agreement is binding on Radiocoms as the assignee of Securicor Communications Inc. Among other things, the EFJ Shareholders Agreement provides that Radiocoms, as the assignee of Securicor Communications Inc., is entitled to nominate one of the members of EFJ's board of directors, and certain other parties have agreed to vote in favor of such nominee. Currently, Ed Hough, the Chief Executive Officer of Securicor, serves as a director of EFJ pursuant to this provision. In addition, the EFJ Shareholders Agreement provides that Radiocoms may designate a second individual to receive notices of and to attend (but not otherwise participate in) all of EFJ's board meetings. The EFJ
Shareholders Agreement further provides that no actions of EFJ's board of directors shall have any force or effect unless requisite notices are given to Radiocoms and Radiocoms' designated director, and that EFJ's board of directors must consider and adopt appropriate resolutions before EFJ may take certain actions. In addition, prior to the earlier of EFJ's IPO Date and the termination of such governance provisions (which occurs upon the sale or other disposition of the EFJ Shares or the date on which Radiocoms owns less than 10%, on a fully-diluted basis, of EFJ's authorized capital stock), EFJ and its subsidiaries cannot make certain major decisions (such as the authorization or approval of certain business combinations, transactions with affiliates, recapitalizations or reorganizations, securities offerings, etc.) without the prior written consent of Radiocoms.

    Radiocoms is obligated, until the fifth anniversary of EFJ's IPO Date, not to take certain actions in respect of EFJ, including, among other things, acquiring (alone or as part of a "group" under Section 13(d)(3) of the Exchange
Act) more than 25% of the EFJ Common Stock, soliciting proxies with respect to EFJ or depositing EFJ Securities in voting trust or otherwise subjecting them to a voting agreement or similar arrangement.

    In addition, the EFJ Shareholders Agreement contains certain provisions that restrict Radiocoms' ability to transfer the EFJ Securities, including a requirement that, in connection with any sale before the earlier of March 14, 2005 and EFJ's IPO Date, the selling shareholder must offer certain "tag-along" rights to the other shareholders who are parties to the EFJ Shareholders Agreement. The EFJ Shareholders Agreement and Radiocoms' rights thereunder are not assignable in most situations without the prior written consent of the other parties thereto.

    The EFJ Shareholders Agreement also contains certain demand and piggyback registration rights for the benefit of Radiocoms, although Radiocoms may not exercise such rights until after EFJ's IPO Date.

TERMS OF THE PREFERRED SHARES

    The Company will not acquire the Preferred Shares in the Securicor Transaction. The Preferred Shares will be issued by Radiocoms to Securicor Communications prior to the Closing in satisfaction of the cancellation of certain intercompany indebtedness. The Preferred Shares, which will have no voting rights, will be redeemable in full by Radiocoms on June 30, 2006 and will be subject to mandatory redemption by Radiocoms upon a Change of Control of Radiocoms or the Company or the sale of a majority of the assets of either company. The Preferred Shares are also subject to optional redemption at any time by Radiocoms at par plus accrued dividends, subject to certain restrictions in the Senior Debt Facilities; provided that 10,000 shares of the Preferred Shares may not be redeemed until the earlier of (i) March 15, 2000 or
(ii) the redemption or disposition in full by Radiocoms of the EFJ Shares to a third-party (such earlier date, the "EFJ Date"). On or after March 15, 2000, redemption is payable in cash or in EFJ Shares (or any securities, properties or rights into which such EFJ Shares may be converted, including, without limitation, as a result of bankruptcy or dissolution of EFJ), at the option of the Company.

    Pursuant to an option held by Securicor Communications, if Radiocoms defaults on its obligations under the Preferred Shares, the Preferred Shares will become an obligation of the Company.

    The Preferred Shares will be entitled to annual aggregate cumulative dividends (the "Dividends") of $1,200,000 based on a 6% annual coupon or $60.00 per share and will accrue from the issue date. During the period through the EFJ Date, this entitlement will be satisfied by a bonus issue of Preferred Shares every six months of 30 shares for each 1,000 shares held. Thereafter, Dividends will be payable semi-annually. Furthermore, to the extent that Radiocoms is prohibited by law or by the terms of the Senior Debt Facilities from paying Dividends in cash, or otherwise does not have available cash to pay such Dividends, the entitlement to the Dividends will be satisfied, to the extent permitted by law, by a bonus issue of Preferred Shares.

    The Preferred Shares rank junior in rights to the Senior Debt Facilities but senior in all rights to any common stock and any other preferred stock of Radiocoms.

    For purposes of the Preferred Shares, "Change of Control" means acquisition, directly or indirectly, by an entity other than Securicor or any other affiliates, of greater than 50% of the Common Stock or assets of the Company and "Senior Debt Facilities" means third-party forms of indebtedness which outrank priority of all other forms of indebtedness, including, without limitation, subordinated debt and preferred stock.

TERMS OF THE WARRANTS

    At Closing, INTEK will issue warrants to Securicor Communications for one percent (1%) of the fully diluted common equity of INTEK at the time of Closing. Securicor Communications shall have the right to exercise, in whole or in part, the INTEK Warrants commencing five years after the date of issuance. The right to exercise the INTEK Warrants shall expire on June 30, 2006. The exercise price of the INTEK Warrants shall be $13 per share of Company Common Stock. In the event of a Change of Control of INTEK prior to the expiration or exercise of the INTEK Warrants, the holder shall have the right to exercise the INTEK Warrants at the exercise price. The INTEK Warrants will be assignable to an affiliate of Securicor Communications, by way of pledge to Securicor's lenders and otherwise as is customary for these types of securities and as mutually agreed upon by INTEK and Securicor Communications.

TERMS OF THE VOTING AGREEMENT

    The following is a summary of certain provisions of the Voting Agreement, as amended by the First Amendment. The Company will provide without charge to each person entitled to vote at the Annual Meeting on written request of such person a copy of the Voting Agreement. This summary is qualified in its entirety by reference to the full text of the Voting Agreement. Parenthetical section references appearing at the end of paragraphs in this summary refer to relevant sections in the Voting Agreement and are provided for convenience of reference only.

    Concurrently with the execution and delivery of the Stock Purchase Agreement, Securicor Communications entered into the Voting Agreement with the holders of approximately 45% of the outstanding Company Common Stock (consisting of SCL, Roamer One Holdings, Inc. and Securicor International Limited, an affiliate of Securicor Communications (collectively, the "Interested
Stockholders"). On October         , 1996, the  parties to the Voting  Agreement
entered into the First Amendment which amended the Voting Agreement to provide that the shares of Company Common Stock held by the Interested Stockholders would be voted in a manner consistent with the vote of the majority of the shares of the Company Common Stock voted at the annual meeting and not owned by Interested Stockholders (the "Independent Stock") with respect to certain proposals directly related to the approval of the Stock Purchase, and the amendment to the Company's Restated Certificate of Incorporation.

    Directed Voting of Stock held by Interested Stockholders. Pursuant to the Voting Agreement, as amended, each of the Interested Stockholders has executed and delivered to the Company a limited proxy directing the Company to vote the shares of Company Common Stock held by such Interested Stockholder in a manner consistent with the vote of a majority of the Independent Stock (for or against) voted at the Annual Meeting in connection with the resolutions approving or disapproving the Amendment and the Stock Purchase Agreement and any actions required in furtherance thereof.

    Each limited proxy of Interested Stockholders is irrevocable until the earlier of (a) termination by any party of either of the Stock Purchase Agreement or the Sale and License Agreement in accordance with the terms of such agreement, (b) the close of the INTEK Stockholder Meeting, or (c) December 31, 1996.

    Accordingly, to effectuate the intent of the Voting Agreement, as amended, the Company shall first count all shares of Independent Stock (i.e. shares held by Stockholders other than the Interested Stockholders) voted at the Annual Meeting with respect to any resolution described above to determine whether a majority of such shares of Independent Stock shall have been cast in favor of or against such resolution. If a majority of the Independent Stock voted with respect to a resolution approves such resolution, then the Company shall vote all of the Interested Stock (i.e., the shares held by the Interested Stockholders) in favor of such resolution. If a majority of the Independent Stock voted with respect to a resolution are voted against such result, then the Company shall vote all of the Interested Stock against such resolution.

    BOARD REPRESENTATION. During the two-year period following the consummation of the transactions contemplated by the Stock Purchase Agreement, each of the parties to the Voting Agreement has agreed that Roamer One Holdings shall be entitled to designate one member of the Board of Directors of the Company, provided that such designee shall be reasonably acceptable to each of the Company and Securicor. Each of the parties agreed to vote the shares of Company Common Stock held by it from time to time in favor of any such acceptable designee of Roamer One Holdings. (Section 3)

    TERMINATION. Other than as provided therein, the Voting Agreement will terminate by its terms upon the earlier to occur of the termination of the Stock Purchase Agreement or the Closing under the Stock Purchase Agreement. (Section
5)

TERMS OF THE DELAYED DRAWDOWN SENIOR SUBORDINATED LOAN

    Securicor Communications has agreed to make available to INTEK upon the consummation of the Transactions, through December 31, 1997, a line of credit in an amount up to $15 million. The Delayed Draw Down Senior Subordinated Note will bear interest at the rate of prime (to be defined as the average of prime rates announced by certain specified banks) plus 1% through December 31, 1997 and thereafter interest will accrue at the rate of 11% compounded annually on the outstanding principal balance, payable upon the repayment in full of the outstanding principal balance but no later than June 30, 2001. The obligations under the Delayed Draw Down Senior Subordinated Note may be prepaid at any time without any penalty. The Delayed Drawdown Senior Subordinated Note shall be redeemed upon a change of control of INTEK or upon the sale of the majority of its assets. The term "Change of Control" means acquisition, directly or indirectly, by an entity other than Securicor or any other affiliates, of greater than 50% of the Common Stock or assets of INTEK. INTEK may redeem the Delayed Drawdown Senior Subordinated Note, at par plus accrued interest, subject to restrictions in the Senior Debt Facility, in increments of $500,000. To the extent payments are made prior to December 31, 1997, such payments shall constitute a permanent reduction in total availability under the Delayed Drawdown Senior Subordinated Loan. The term "Senior Debt Facilities" shall mean third-party forms of indebtedness which outrank priority of all other forms of indebtedness, including, without limitation, subordinated debt and preferred stock. The Delayed Drawdown Senior Subordinated Note will rank junior in rights to Senior Debt Facilities, but senior in all rights to any common or preferred stock or any other subordinated debt of INTEK.

    INTEK must maintain a net worth of at least $20 million, including the Preferred Shares, before it can draw upon the Delayed Drawdown Senior Subordinated Loan. The bankruptcy of INTEK or the acceleration of any INTEK debt (in an amount to be agreed upon) by a third-party creditor shall constitute an event of default under the Delayed Drawdown Senior Subordinated Note.

TERMS OF THE SUPPORT SERVICES AGREEMENT

    Securicor Communications has agreed to provide (or cause its affiliates to provide) certain services to Radiocoms and its subsidiaries after the Closing. These services include: (a) business insurance through September 1997 (annual renewal thereafter at Radiocoms' option) with charges based on open market rates, payable annually in advance; (b) vehicle leases for terms of two to three years, each with lease payments (which vary by type of vehicle) payable monthly in advance; (c) payroll services for directors through September 1997 (annual renewal thereafter at Radiocoms' option) at a cost of 360 Pounds Sterling per year, payable monthly; (d) pension benefits for employees of Radiocoms who participated in any pension scheme of Securicor Communications prior to the Closing in accordance with Securicor Communications' pension scheme, with employee contributions equal to 4% of base salary and employer contributions equal to 11% of base salary, payable monthly in arrears; and (e) such other services as Radiocoms may request at open market rates.

TERMS OF THE REGISTRATION RIGHTS AGREEMENT

    At the Closing of the Transactions, the Company and certain of its stockholders, including SCL, MIC, Roamer One Holdings, Securicor Communications, Securicor International Limited, Anglo York Industries, Inc. ("Anglo York"), CHOI & CHOI HK Limited ("Choi Choi") and Octagon Investments Limited will enter into a Registration Rights Agreement. The Company will provide without charge to each person entitled to vote at the Annual Meeting on written request of such person, a copy of the Registration Rights Agreement. This summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement. The Registration Rights Agreement provides certain demand registration rights and incidental registration rights to such Stockholders with respect to shares of Common Stock of the Company or options to acquire shares of Common Stock of the Company ("Registrable Securities").

    Pursuant to the Registration Rights Agreement, demand registration rights are granted to certain named Stockholders and assignees of 100% of a named Stockholder's Registrable Securities, subject to certain minimum numbers of Registrable Securities which must be tendered to effectuate a demand registration and provided further that the reasonably anticipated aggregate offering price of such Registrable Securities offered pursuant to such demand registration must equal or exceed Three Million Dollars ($3,000,000). The number of demand registrations which a named Stockholder may demand, and the minimum number of registrable securities which must be tendered in making a demand registration are as follows:

                                                                   MINIMUM NO.
                                                                     SHARES
                                                                      TO BE
                                              NO. OF DEMAND        REGISTERED
ELIGIBLE DEMAND HOLDER                        REGISTRATIONS        PER DEMAND
----------------------------------------  ---------------------  ---------------
Securicor                                               5        2,500,000
Simmonds and Midland, collectively                      3        1,250,000
Roamer                                                  2        1,250,000
Anglo York                                              1        No minimum

    The above minimum numbers of shares of Common Stock to be registered by a particular Stockholder shall be adjusted to reflect any stock dividends, stock splits, combinations, exchanges, reorganizations, recapitalizations or reclassifications of the Registrable Securities or in connection with any merger, consolidation or other similar business combination transaction involving the Company.

    In addition to the foregoing demand registration rights, all parties to the Registration Rights Agreement shall be entitled to register Registrable Securities by "piggy backing" on any public offering of equity securities by the Company, subject to the priority of persons exercising demand registration rights and limitations on the number of Registrable Securities which may be sold pursuant to such registered public offering at the requested offering price, as determined by the managing underwriter of such public offering. If piggy back registration rights are oversubscribed with respect to any one offering, the number of shares which a tendering Stockholder may have registered under such public offering shall be reduced pro-rata with all other Stockholders tendering Registrable Securities for piggy back registration based upon the number of

Registrable Securities tendered for piggy back registration by a Stockholder as against the number of Registrable Securities tendered by all Stockholders for piggy back registration. For a period of two years commencing on the date of Closing, Securicor and its affiliates' rights to participate in any registration other than on a demand basis shall be limited to not more than 25% of such offering in the event that piggy back registration rights for such offering are oversubscribed. (Sections 9.1(b) and 9.2(b); Exhibit C)

TERMS OF THE ESCROW AGREEMENT

    The following is a summary of certain provisions of the Escrow Agreement. The Company will provide without charge to each person entitled to vote at the Annual Meeting on written request of such a copy of the Escrow Agreement. This summary is qualified in its entirety by reference to the full text of the Escrow Agreement.

    In connection with the consummation of the transactions contemplated by the Amended Sale and License Agreement, INTEK issued to the Escrow Agent 2,350,000 shares of Company Common Stock to be held in escrow pending the consummation of the Securicor Transaction or if Securicor and INTEK, or their respective affiliates, enter into one or more transactions within six months of the termination of the Stock Purchase Agreement, which, in the aggregate, convey majority control of INTEK to Securicor Communications upon the closing of such transactions.

    The Escrow Shares will be voted for and against the Securicor Transaction and the transactions contemplated thereby, including the Amendment, in proportion to the vote of the Independent Stock, but excluding abstentions and broker non-votes. The Escrow Shares will not be voted in the election of directors or in the approval of independent accountants.

    The Hitachi Supply Agreement was not assignable by MIC without the prior written consent of Hitachi and is subject to early termination by Hitachi as a result of the consummation of the transactions under the Amended Sale and License Agreement. Further, at September 20, 1996, the date on which INTEK acquired the U.S. LMR Distribution business, MIC was in material default under this agreement and was subject to termination by Hitachi. The Company plans to continue to purchase LMR Products from Hitachi. The Escrow Agreement therefore provides that, upon the closing of the Securicor Transaction, MIC will be entitled to receive the Escrow Shares subject to pricing adjustments of (a) a reduction of up to 155,000 of such shares to be returned to INTEK as an offset against any losses incurred in the operation of the U.S. LMR Distribution Business from August 1, 1996 through the Closing of the Securicor Transaction ("Net Operating Losses") such Net Operating Losses would be offset against the 155,000 shares at the rate of 1 share for each $5.375 of Net Operating Losses; and (b) 500,000 of such shares will remain in escrow to provide a mechanism for indemnifying the Company against any actual out-of-pocket loss, cost, liability or expense incurred by the Company ("Losses"), aggregating more than $50,000, and resulting from the termination by Hitachi of the Hitachi Supply Agreement without the consent of the Company prior to May 12, 1997. The Escrow Agreement provides, however, that, notwithstanding any such termination, the Company would not be entitled to indemnification for Losses resulting from such termination if
(a) an action by the Company resulted in such the termination of the Hitachi Supply Agreement (other than pursuant to the transactions contemplated by the Amended Sale and License Agreement, any termination resulting from the Company's continued purchase of 220 MHz products from Securicor or the Company's failure to satisfy any minimum purchase requirements under the Hitachi Supply Agreement), (b) notwithstanding such termination, Hitachi continues to be willing to sell Hitachi Products to the Company after May 12, 1997 upon substantially the terms set forth in the Hitachi Supply Agreement or on such other terms as are agreed to by the Company, or (c) the Company has not ordered any Hitachi Products pursuant to the Hitachi Supply Agreement during the sixty
(60) days immediately preceding such termination. (Section 8.9)

    The indemnification provided under the Escrow Agreement is the Company's sole remedy with respect to any failure of MIC to provide the Company with the benefit of the Hitachi Supply Agreement.

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting. At the Annual Meeting, including any adjournments thereof, the Stockholders of the Company will consider and vote:
(1) to elect directors to serve for a term of one year; (2) to approve the Amendment; (3) to approve and adopt the Stock Purchase Agreement pursuant to which INTEK will acquire the Radiocoms Stock from Securicor Communications in exchange for the issuance of 25,000,000 shares of Company Common Stock; (4) to approve the appointment of Arthur Andersen, LLP as independent accountants for the Company for the fiscal year ending December 31, 1996; and (5) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. No Stockholder is entitled to preemptive rights. Proposal 3 is contingent upon the approval by the Stockholders of Proposal 2.

REVOCABILITY OF PROXIES

    A form of proxy ("Proxy") for voting shares at the Annual Meeting is enclosed. Any person who executes and delivers a Proxy has the right to revoke it at any time before it is exercised (1) by filing with the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a date or time later than the date or time of the Proxy being revoked or (2) by attending the Annual Meeting and voting in person. Mere attendance at the Company's Annual Meeting will not serve to revoke a proxy. All validly executed Proxies received by the Company pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions specified on the Proxy. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

    The solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing and assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail but officers, directors and employees of the Company may solicit Proxies personally or by telephone without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management of the Company determines it advisable.

VOTING RIGHTS

    Holders  of record of shares of the  Company's Common Stock, par value $0.01
per share (the "Common Stock"),  at the close of  business on November         ,
1996 are entitled to vote at the Annual Meeting. On the Record Date, there were shares of Common Stock outstanding. Each share is entitled to one vote.

    The affirmative vote of the holders of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required for the election of directors. The approval of the Amendment will be determined by the affirmative vote of a majority of shares of outstanding stock entitled to vote thereon. The approval of the Stock Purchase Agreement submitted for Stockholder approval at the annual meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. The shares held by the Interested Stockholders will be voted at the annual meeting on the resolutions to approve the Securicor Transaction and to approve the Amendment in a manner consistent with the vote of a majority of the Independent Stock (for or against), but excluding abstentions and broker non-votes (defined below). See "THE SECURICOR TRANSACTION--Terms of the Voting Agreement." The Escrow shares will be voted by the Escrow Agent with respect to the Securicor Transaction and the Amendment in proportion to the vote of Independent Stock (for or against), but excluding abstentions and broker non-votes. The approval of the Independent Accountant submitted for Stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Shares represented by proxies that reflect abstentions or broker non-votes (I.E., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for the purpose of determining a quorum and therefore
(i) each will have the effect of a vote "against" Proposal 2 and (ii) abstentions will have the effect of a vote "against" each of Proposals 3 and 4. See "THE SECURICOR TRANSACTION-- Terms of the Escrow Agreement."

                                   PROPOSALS

PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

    Each director to be elected at the Annual Meeting will hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until the director's earlier death, resignation or removal. The Company's Board of Directors currently has seven members, all of whom have a term expiring in 1996. Vincent P. Paul, who has served on the Board of Directors since 1984, was the President and Chairman of the Board of Directors from June 1992 to September 1994, was Vice Chairman of the Board of Directors from September 1994 to January 1996, and was elected to the Board of Directors at the Company's last Annual Meeting of Stockholders, died on January 31, 1996. Mr. Paul's position on the Board of Directors has been vacant since his death.

    The Board of Directors has nominated the following seven persons for election as directors. All of the nominees listed below are currently directors of the Company. The seven candidates receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. The Board of Directors has chosen to nominate only seven persons since at the Closing, four of the seven members of the Board of Directors will resign in any event pursuant to the terms of the Stock Purchase Agreement immediately following the Closing and the remaining members of the Board of Directors have agreed to fill three of the five vacancies created by these resignations by appointing three other persons designated by Securicor Communications to the Board of Directors. See "DIRECTORS AND EXECUTIVE OFFICERS OF INTEK."

    Unless otherwise indicated, the proxy holders will vote the proxies received by them for the seven nominees named below. If any of the nominees are unavailable or decline to serve as a director for any reason, the proxy holders will vote the proxies for a substitute nominee or nominees designated by the Board of Directors. The Board of Directors does not expect that any nominee will be unavailable.

    Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships and offices held by them, and their ages:

                                                                                                              DIRECTOR
                     NAME                           AGE             POSITIONS HELD WITH THE COMPANY             SINCE
-----------------------------------------------  ---------  -----------------------------------------------  -----------

Nicholas R. Wilson                                  51      Chairman of the Board                                  1994
John G. Simmonds                                    46      Chief Executive Officer and Director                   1994
Harry Dunstan                                       45      President, Chief Operating Officer and Director        1994
Peter A. Heinke                                     38      Chief Financial Officer, Treasurer and Director        1994
Christopher Branston                                51      Director                                               1994
David Neibert                                       41      Director and Executive Vice President                  1994
Steven L. Wasserman                                 42      Secretary and Director                                 1994

    NICHOLAS R. WILSON Mr. Wilson became the Chairman of the Board of the Company on September 23, 1994. Mr. Wilson is the President of Roamer One Holdings, Inc., a holding company which owns approximately 21% of the outstanding shares of Common Stock of the Company, and since 1990, the Chairman of the Board of Opportunities Associates, Inc., a real estate development company. From 1990 to 1994, Mr. Wilson was the President of Roamer Corporation of America, a company engaged in the short-term rental of portable cellular telephones. Mr. Wilson is also President of Roamer Communications Network, which was responsible for providing engineering services to a large number of 220 MHz licensees during 1990 and 1991.

    JOHN G. SIMMONDS Mr. Simmonds became the Chief Executive Officer of the Company on September 23, 1994. Mr. Simmonds has been the Chairman of the Board of Directors, President and Chief Executive Officer of Simmonds Capital Limited, a diversified electronics company, since 1990, and Chairman of the Board of Directors and Chief Executive Officer of Kustom Electronics Inc., a manufacturer of equipment for wireless data transmission, since 1991. Mr. Simmonds has been Chairman of the Board of Ventel, Inc., a Canadian corporation listed on the Vancouver Stock Exchange and Montreal Exchange, since October 1995. In January
1995, Mr. Simmonds was appointed to the Board of Directors and Chairman of Circuit World Corporation. Mr. Simmonds was Executive Vice President and a director of Glenayre Electronics, Ltd., a wireless communications business, from 1988-1990. He was formerly a director (1977-1990) and Vice President (1968-1990) of A.C. Simmonds & Sons Limited., an electronics distributor.

    HARRY DUNSTAN Mr. Dunstan is a Professional Engineer who became the President and Chief Operating Officer of the Company on September 23, 1994. Mr. Dunstan has been a Director of SCL and Kustom Electronics, Inc. since 1991. At SCL and its affiliates, he has held various executive offices from time to time, including President of SCLI and most recently Chief Technology Officer of SCL. During 1989-1991, Mr. Dunstan was the Vice President of Technology and Systems for Glenayre Electronics, a wireless communications company. Prior to 1989, Mr. Dunstan was President of RMS and Signalcom, both of which are LMR communications companies.

    PETER A. HEINKE Mr. Heinke became the Chief Financial Officer and Treasurer of the Company on September 23, 1994. Mr. Heinke was the Chief Financial Officer of SCL from 1993-1995 and is currently a consultant to SCL. He was formerly self-employed as a financial consultant (1990-1992) and the Treasurer/ Controller of Trac Industries Inc. (1986-1990).

    CHRISTOPHER BRANSTON Mr. Branston became a director of the Company on September 23, 1994. Mr. Branston is also a member of the Company's Stock Option Committee and Audit Committee. Mr. Branston has been a solicitor in the United Kingdom since 1971. Since October 1987 Mr. Branston has had his own practice and since September 1994 has also been a consultant to the United Kingdom law firm of Rodgers & Burton.

    DAVID NEIBERT Mr. Neibert has been a director of the Company since September 23, 1994 and an Executive Vice President of the Company since September 1996. Mr. Neibert is President and a director of Roamer One. Mr. Neibert is a director and was the President (1992-1994) of Roamer One Holdings, Inc. and was the President of Master Marine Incorporated D.N.A. Seamark Marine Electronics (1987-1992).

    STEVEN L. WASSERMAN Mr. Wasserman became Secretary and a director of the Company on September 23, 1994. Mr. Wasserman is a member of the Company's Audit Committee and the Stock Option Committee. Since September 1, 1994, Mr. Wasserman has been a partner of the law firm of Kohrman Jackson & Krantz, P.L.L. He is a director of Roamer One Holdings. Mr. Wasserman was a vice president of the law corporation of Honohan, Harwood, Chernett & Wasserman, from September 1983 until September 1, 1994.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required for the election of directors. The Escrow Shares will not be voted in the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE INTEK BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

PROPOSAL 2: APPROVAL OF AMENDMENT TO INTEK'S RESTATED CERTIFICATE OF
INCORPORATION

GENERAL

    The Board of Directors of INTEK has approved the proposed Amendment to increase the total number of authorized shares of Company Common Stock from 20,000,000 to 60,000,000. The Amendment must be approved before the Securicor Transaction may be consummated.

    As of the Record Date, the authorized capital stock of INTEK consisted of 20,000,000 shares of Common Stock. As of the Record Date there were 13,824,466 shares of Common Stock issued and outstanding and an additional 1,085,500 shares of Common Stock reserved for issuance pursuant to employee benefit plans of INTEK. Approximately 5,090,034 shares of Company Common Stock are authorized and available for issuance. Assuming the Amendment is approved and the Securicor Transaction is consummated, INTEK would have approximately 38,824,466 shares of Company Common Stock outstanding and an additional 1,085,500 shares of Company Common Stock reserved for issuance pursuant to employee benefit plans. Approximately 20,090,034 shares of Company Common Stock would be authorized and remain available for issuance.

    The Board of Directors of INTEK believes that it is in the best interests of INTEK to increase the number of authorized shares of Company Common Stock. The Amendment will provide INTEK with flexibility in the future by assuring that there will be sufficient authorized but unissued shares of Company Common Stock available for financing requirements, possible acquisitions, and other corporate purposes without the necessity of further stockholder action at any special or annual meeting. Other than as described in this Proxy Statement, there are no current plans to issue any shares of INTEK Common Stock. From time to time, however, INTEK reviews potential acquisition transactions, some of which could involve the issuance of Company Common Stock as acquisition consideration.

RIGHTS OF CURRENT STOCKHOLDERS

    When issued, the additional shares of Company Common Stock authorized by the Amendment will have the same rights and privileges as the shares of Company Common Stock currently authorized and outstanding. Holders of Company Common Stock have no preemptive rights and, accordingly, stockholders of INTEK would not have any preferential right to purchase any of the additional shares of Company Common Stock when such shares are issued.

    Under the provisions of the Delaware General Corporation Law ("DGCL"), a board of directors generally may issue authorized but unissued shares of common stock without stockholder approval. A substantial number of authorized but unissued shares of Company Common Stock not reserved for specific purposes allows INTEK to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of Stockholders. The issuance of additional shares of Company Common Stock by INTEK may, depending on the circumstances under which shares are issued, cause a dilution of voting rights, net income, and net book value per share of Company Common Stock. INTEK would receive valuable consideration for any such shares issued however, thereby reducing or eliminating the economic effect to each stockholder of such dilution. If the Amendment is adopted, it is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of additional shares of Company Common Stock unless otherwise required by law or the rules of any securities exchange or inter-dealer quotation system on which the shares may be listed or quoted at the time.

VOTE REQUIRED FOR APPROVAL

    For the Stockholders to adopt the Amendment, the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon must vote for such adoption; provided, however, the shares of Company Common Stock held by Interested Stockholders, and the Escrow Shares, will be voted in a manner consistent with the vote of the Independent Stock (for or against), but excluding abstentions and broker non-votes. See "THE TRANSACTION -- Terms of the Voting Agreement."

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE INTEK BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE SECURICOR TRANSACTION, ISSUANCE OF COMMON STOCK AND THE STOCK PURCHASE AGREEMENT

GENERAL

    The Board of Directors of INTEK has unanimously approved the Stock Purchase Agreement and the Securicor Transaction whereby the Company will issue 25,000,000 shares of Company Common Stock to Securicor Communications in connection with the Company's acquisition of the Radiocoms Stock and issue the INTEK Warrants.

VOTE REQUIRED FOR APPROVAL

    For the Stockholders to approve Proposal 3, the holders of a majority of the outstanding shares of INTEK Common Stock present in person or represented by proxy and entitled to vote must vote for such adoption; provided, however, the shares of Company Common Stock held by Interested Stockholders, and the Escrow Shares will be voted in a manner consistent with the vote of the Independent Stock (for or against) excluding abstentions and broker non-votes. See the "THE TRANSACTION--Terms of the Voting Agreement."

DISSENTERS APPRAISAL RIGHTS

    Stockholders who do not vote in favor of Proposal 3 will not be entitled to statutory appraisal rights under. The DGCL does not afford holders of the Company Common Stock that vote against Proposal 3 any appraisal rights, as such rights are defined under the DGCL, because no approval of the Transaction by the holders of the Company Common Stock is required pursuant to Section 251 of the DGCL.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE INTEK BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 3.

PROPOSAL 4: APPROVAL OF INDEPENDENT ACCOUNTANTS

GENERAL

    The Board of Directors of the Company has selected Arthur Andersen LLP as independent accountants to examine the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1996. Although the By-laws of the Company do not require the selection of independent accountants to be submitted to stockholders for approval, this selection is being presented to stockholders for approval or rejection at the Annual Meeting.

    Arthur Andersen LLP was the independent accountant of the Company for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, and is considered by the Board of Directors to be well qualified. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

    This proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy. If the resolution is rejected, or if Arthur Andersen LLP declines to act or becomes incapable of action, or its employment is discontinued, the Board of Directors will appoint other public accountants. The Escrow Shares will not be voted in the approval of independent accountants.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL
4.

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
                             THE RADIOCOMS BUSINESS

OVERVIEW

    Radiocoms designs, develops and manufactures a range of LMR products using its proprietary LM technology. Radiocoms' LM products are highly efficient in the use of radio spectrum for the transmission of high quality voice and data. Radiocoms also provides technical and project management expertise for "turn key" custom engineered LMR communication system solutions and sells, primarily in the U.K., mobile communications systems and radio equipment for businesses, using standard products purchased from established manufacturers.

    The world market for wireless mobile voice and data communications is rapidly growing and includes LM users in the service, commercial dispatch and transportation industries, private company communications systems, public utilities and essential public services (such as police and fire departments). As the market has grown, the radio spectrum dedicated to it has become increasingly congested. There is an increasing demand for spectrally efficient LMR products as governments and regulators address the problems caused by the congestion of the radio spectrum in densely populated areas. Radiocoms believes that its LMR products, using its patented LM technology, provide spectrally efficient and cost effective solutions to these congestion problems. In early 1996, in an independent survey of more than 15 mobile radio solutions conducted by the Spectrum Engineering 23 Committee of CEPT (CEPT is the organization responsible for coordinating the use of the radio spectrum within the European Union), Radiocoms' LM products in both voice and data applications received the highest "figures of merit" based on factors including channel spacing, information capacity and geographical frequency reuse.

    Radiocoms competes in the existing and growing market for mobile radio systems as well as the market for alleviating the congested mobile radio spectrum through spectrum "refarming". Refarming is the reorganization of the spectrum through the replacement of existing radio infrastructure and mobile units with systems that are spectrally more efficient, thereby using less spectrum and increasing the total system capacity. Because it is difficult either to allocate large areas of new spectrum or to clear existing users from the spectrum, improvements can be effected efficiently through refarming, allowing the phased and planned introduction of spectrum efficient equipment into an already congested system.

    To meet increasing user demand as well as to encourage efficiency in the use of the mobile radio spectrum, various regulatory bodies around the world have announced initiatives to promote development of, and encourage migration to, new spectrally efficient equipment. For example, in the U.S., the FCC has allocated spectrum in the 220 MHz range for spectrally efficient 5kHz per channel (I.E. "narrowband") SMR and private LMR systems. This initiative was intended in part to serve as a proving ground for narrowband technology, and Radiocoms manufactures and distributes products for this market.

HISTORY OF RADIOCOMS

    Radiocoms is an indirect, wholly owned subsidiary of Securicor. Securicor is a multinational U.K. based company that provides a broad range of security, distribution, communications and business services. Securicor's involvement in mobile communications developed from its need for high quality, reliable, low cost communications between its dispatch centers and armored and other vehicles.

    As part of a plan to capitalize on Securicor's extensive experience in business communications, particularly mobile communications, in 1986 Securicor acquired the business of Ashley Telecom Limited. The business, operated by a Securicor subsidiary, Ashley Communications U.K. Limited ("Ashley"), provided a mobile radio equipment distribution and support service using products acquired from leading manufacturers. Ashley was renamed Securicor PMR Systems and in 1993 expanded further through the acquisitions of Private Mobile Radio Limited, a U.K. regional distributor of Kenwood products with strength in the petrochemicals market, and SOCOM Group Limited, a U.K. regional distributor of Motorola products with strength in airline and airport markets.

    In 1990, Securicor formed a new company, LMT, to develop spectrally efficient mobile radio products and solutions as a response to the increasing congestion of the mobile radio spectrum. In 1995, Radiocoms

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
was formed by combining the businesses of LMT and Securicor Electronics Limited, an electronics manufacturing subsidiary of Securicor, with Securicor Radiocoms Limited (which was formerly Securicor PMR Systems).

BUSINESS OF RADIOCOMS

    Radiocoms is currently organized in four units: Strategic Systems Unit ("SSU"), Equipment and Services Unit ("ESU"), Technology Unit ("TU") and Manufacturing Unit ("MU"). The following is a brief description of the four business units:

STRATEGIC SYSTEMS UNIT

    SSU provides technical and project management expertise for "turnkey" custom engineered system solutions to meet the specific mobile radio needs of its customers. SSU typically deals with complex solutions having a long lead time and which are not readily addressable by off-the-shelf products. SSU's services include specification, design, procurement, integration, installation, commissioning and support of special purpose-designed systems. For example, the ground based activities systems at Heathrow Airport, the U.K.'s largest airport, are managed using a UHF mobile radio system designed, supplied and maintained by Radiocoms. This system required customization to include special features to permit system operation in difficult conditions (E.G., in tunnels and in metal clad buildings) and tailored applications such as the creation of dynamic user groups.

    SSU customers include public safety organizations (E.G., police and fire departments), public utilities (E.G., electricity generation and distribution companies), port authorities and major commercial organizations. SSU customers in the U.S. 220 MHz market include Roamer One, MacMillan Communication Services, American Digital Communications, Rush Networks and Rapid Wireless Communications. On June 21, 1995, Radiocoms, for the ESU, entered into a Purchase Order (the "Purchase Order") with one of its customers which provided for the purchase by the customer of certain radio equipment (the "Equipment") from Radiocoms to be used in the construction of radio licenses under the management of the customer. In connection with the Purchase Order, Radiocoms entered into an Equipment Delivery and Security Agreement, dated May 9, 1996 and amended on August 1, 1996 (the "Equipment Agreement") with the customer pursuant to which, among other things, the customer granted to Radiocoms a security interest in the equipment and various agreements pertaining to ten constructed and operational systems owned or managed by the customer (the "Constructed Systems").

    As of September 30, 1996, the customer owed Radiocoms $492,153.00 representing the remaining portion of the purchase price for the Equipment (the "Outstanding Balance") and Radiocoms continued to hold a security interest in the Constructed Systems.

    On September 23, 1996 Radiocoms and the customer entered into an Agreement (the "Superseding Agreement") which superseded the Purchase Order and in most respects the Equipment Agreement, as amended. Pursuant to the terms of the Superseding Agreement, Radiocoms retained its security interest in the
Constructed Systems and Radiocoms was granted the right to select (but has no obligation to select) any number up to all of the unconstructed licenses under management by the customer (subject to certain rights of the customer to propose alternative licenses for up to 50% of the licenses initially selected by Radiocoms, which alternatives, if not agreed to by Radiocoms, shall be excluded from the provisions of the Superseding Agreement) (the "Selected Licenses"). Radiocoms has agreed, subject to certain conditions, to provide equipment for the Selected Licenses. For all Selected Licenses for which Radiocoms provides equipment, the customer is obligated to assign to Radiocoms all of its rights to acquire the Selected Licenses on the terms set forth therein (which vary by license) and, upon receipt of FCC approval of the transfer of each Selected License, Radiocoms will reduce the Outstanding Balance by $10,000 per Selected License so transferred. Additionally, upon the construction and transfer of each group of five Selected Licenses, Radiocoms shall release its security interest in one Constructed System.

    The customer holds a repurchase option, subject to certain conditions, that permit it to pay, for each Selected License assigned to Radiocoms a price of $130,000 plus $550 per subscriber and the reimbursement of certain costs incurred by Radiocoms to acquire the Selected License from Radiocoms.

    Radiocoms currently is evaluating unconstructed licenses under management by the customer in order to designate the Selected Licenses to be built-out. Radiocoms anticipates that the aggregate cost to build-out the Selected Licenses will be between $700,000 and $2.8 million.

    SSU intends to capitalize on LM technology to offer customized solutions to businesses in both existing and new markets. For example, SSU has designed and installed a data only LM system for the Port of London Authority. The system enables the transmission of data from survey vessels to a central location where information is processed and analyzed. In addition, in 1995, SSU installed a pilot narrowband system in Budapest, Hungary as an experiment in spectrum refarming, with a view to the commercial implementation of an operating system. SSU personnel currently are installing and commissioning narrowband systems supplied by Radiocoms for the 220MHz initiative in the U.S. During the next two years, SSU engineers expect to upgrade these systems by interconnecting them to form custom engineered regional, state wide and, eventually, nationwide multi-site networks. SSU will also be the business unit through which Radiocoms will actively pursue market opportunities for LM technology in spectrum refarming.

EQUIPMENT AND SERVICES UNIT

    ESU offers a broad range of business related mobile communication solutions using standard off-the-shelf products made and supplied by established manufacturers. ESU sells and distributes mobile radio equipment for point to point or multipoint applications manufactured by companies such as Motorola and Kenwood. ESU also rents out both mobile radio and cellular equipment on a short term basis. In addition, ESU maintains and supports mobile radio systems and equipment supplied by it or supplied by other manufacturers. For example, ESU provides maintenance services for the mobile radio system operated by one of the major bus companies in London and supplied by another manufacturer. ESU also sells airtime on Securicor's "Relayfone" network of U.K. regional dispatch radio systems. Relayfone is a public access mobile radio system operating from 10 sites in the U.K. in the VHF high band allocated for public mobile radio using FM equipment. The network covers major U.K. cities and supports more than 2500 subscribers. Relayfone subscribers may either purchase or lease radio equipment from ESU.

    ESU operates primarily in the U.K. and its customers include airports, airlines, local governments, public agencies, construction companies, petrochemical companies, public and private transportation services, police and Securicor's own Security Services and Distribution divisions.

TECHNOLOGY UNIT

    TU is Radiocoms' research and development operation that develops new products based on Radiocoms' LM technology to meet the needs of the market for narrowband products.

    Securicor's interest in LM technology initially arose in the late 1980s as a result of its appointment as project manager for the U.K.'s Department of Trade and Industry to carry out comparative trials to determine the technical viability of narrowband technology in the field of mobile radios. Following the trials, Securicor incorporated Linear Modulation Technology Limited (the predecessor of TU), to use LM technology to develop a range of commercially viable LM-based mobile radio products. In 1992 Radiocoms began manufacturing its first generation base station and vehicle mounted mobile radio. Thereafter, and following the FCC's initiative in the U.S. 220MHz market, LMT produced a second generation of equipment, designed specifically for that market. The second generation of products went into commercial production in 1994.

    TU is currently concentrating on achieving cost reductions in product design and manufacturing, particularly through the use of custom ASICS (Application Specific Integrated Circuits). Reductions in equipment size and power consumption have allowed Radiocoms to reach the advanced stages of developing a hand held mobile radio unit. The Company anticipates commencing manufacturing of hand held units in early 1997. TU also engages in ongoing research and development intended to enhance system functionality and performance.

    As part of Radiocoms' strategy to create an industry-wide narrowband standard for worldwide refarming of congested mobile radio spectrum, TU also licenses its basic LM technology and products to, and intends to set up joint ventures with, other leading mobile radio companies as narrowband solutions become

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
more widely adopted. As part of this strategy, in March 1995 LMT entered into non-exclusive manufacturing and technology transfer license agreements with EFJ, one of the major manufacturers of mobile radios in the U.S. These agreements grant EFJ the right to manufacture and distribute two way land mobile radio equipment incorporating LMT's LM technology (now owned by Radiocoms) for use in the 220MHz frequency band, and for the transfer of certain know how to EFJ in connection with LM technology. In exchange for such rights, LMT received a payment of $5,000,000. In connection with these licensing arrangements, Securicor Communications purchased 925,850 shares of EFJ Shares, which are convertible into approximately 16% of the common stock of EFJ, and the EFJ Warrant to purchase up to 291,790 shares of EFJ common stock at an exercise price of $0.01 per share. Securicor Communications paid an aggregate of $10,000,000 for the EFJ Securities. Securicor Communications transferred the EFJ Preferred Stock and the EFJ Warrant to Radiocoms. EFJ is currently selling product utilizing such technology. See "THE TRANSACTIONS -- EFJ."

MANUFACTURING UNIT

    MU provides Radiocoms' manufacturing capability. It manufactures limited quantities of Radiocoms' LM products to support their introduction in the marketplace and to ensure that they are capable of volume production. MU is also used for limited production runs of customized base stations and other products used by SSU in custom engineered solutions. As demand for Radiocoms' LM products increases, Radiocoms anticipates granting licences to, or sub-contracting with, third parties for volume production. In addition, and to ensure maximum utilization of its manufacturing facilities, Radiocoms manufactures a variety of electronic products for third parties on a contract basis.

LINEAR MODULATION

    TECHNOLOGY

    LM is a technique that allows the efficient use of the radio spectrum, approaching the theoretical optimum information carrying capacity of such spectrum. The technique can be used effectively to provide the very narrowband, high integrity radio channels required to refarm existing, wider band width, congested radio spectrum. Historically, prior to the development of Radiocoms'
proprietary LM technology, mobile radio technology for very narrowband transmission (5kHz channel width) of high quality voice and data has been limited by technological constraints. Practically, these constraints have meant unacceptably high error levels in voice and data transmission due to signal fading and fluctuations. Radiocoms believes advances it has made and incorporated into its proprietary LM technology have overcome these technological challenges.

    Specifically, in advancing these issues, Radiocoms' LM Technology merges four technologies:

    Reference Vector Equalization (RVE). A reference vector is added to the information contained in the signal to be transmitted. This reference vector is used to facilitate real time corrections (equalization) to the rapid characteristic changes which occur in all radio signal paths.

    Fast Feed Forward Signal Regeneration (FFSR). The Fast Feed Forward Signal Regeneration technique uses the RVE to correct the rapid fluctuations in phase, frequency and amplitude caused by variances in the signal path and by movements of the mobile radio platform.

    Cartesian Loop Transmitters (CLT). Low cost, high efficiency non-linear power amplifiers are forced to take on highly linear characteristics (so that a non-linear transmitter can act as a linear transmitter) using this sophisticated real time correction technique which allows multi-level coded signals to be used, while still meeting the strict adjacent channel specification imposed by regulatory authorities.

    Digital Signal Processing (DSP). This is a technique for fast processing of digitally coded information.

    The effect of the combination of RVE and FFSR is the reduction of the impact of fade and other signal fluctuations, thereby reducing voice and data loss. CLT technology then allows a non linear transmitter to act

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
as a linear transmitter, thereby enabling greater quantities of information to be transmitted using sophisticated multi-level coding. The recent improvements in the processing power of commercially available Digital Signal Processing devices enable the practical implementation of RVE, FFSR and CLT techniques in a mobile radio environment.

    Radiocoms' current generation of products has been developed to operate in the VHF mobile radio band (which ranges from 30MHz to 300MHz and includes the 220MHz band). Radiocoms believes, however, that LM technology can operate effectively in other bands used for mobile radio communications. Radiocoms also believes that LM technology can be used for applications in virtually all areas of radio communications. Systems using LM technology can carry analog speech, plain or encrypted digital speech and text, maps and pictures with high speed data transmission capability.

LICENSES AND PATENTS

    Radiocoms developed its proprietary applications of LM technology based on original work during the 1980s carried out by researchers at the Universities of Bath and Bristol in the U.K. The U.S. and foreign patents on some of the basic techniques are held by BTG plc ("BTG,") and licensed to Radiocoms under agreement. BTG is a U.K. based organization that promotes technology research and development (including research and development conducted by the Universities of Bath and Bristol in relation to LM) for commercial use through licensing. The BTG agreement provides Radiocoms with non-exclusive rights during the terms of the licensed patents to make and have made products incorporating the patented technology and related know-how in the U.S., U.K. and other territories, and the right to use and sell such products anywhere in the world. Radiocoms' rights under the agreement extend to certain future patents and patent applications on improvements devised by researchers at the Universities of Bath and Bristol. In exchange, Radiocoms pays a fixed royalty on each such product made or sold, and a smaller fixed royalty on such products leased by Radiocoms, with an annual guaranteed minimum total royalty payment of L2,000.

    Radiocoms has independently developed a number of techniques which improve on some of the basic techniques licensed from BTG. Radiocoms has been awarded three U.K. and two U.S. patents in respect of these developments. These specific engineering solutions, together with certain copyrighted software and designs, form the basis of Radiocoms' proprietary LM technology. Radiocoms has also filed additional U.S. and European patent applications that are pending.

    Radiocoms' current mobile radio systems incorporate Advanced Digital Network Trunking ("ADNT") technology licensed from Fylde Microsystems Limited, an English manufacturer of trunked radio systems, under a ten year license agreement that commenced on January 1, 1993. ADNT allocates communications channels to users on an as-needed basis, thereby alleviating the limitations inherent in systems in which users are assigned single frequencies.

APPLICATIONS OF LM TECHNOLOGY

    Radiocoms believes that the LM techniques developed and patented by Radiocoms have widespread applications in many sectors of radio communications. Radiocoms has focused its initial applications on the implementation of very narrowband mobile radio systems, delivering wide area cover at reasonable cost in areas where traffic density varies significantly across the coverage area. Radiocoms is developing a range of products to cover the principal spectrum allocations for such systems, which includes specified (but not continuous) allocations between 70MHz and 470MHz for emergency services and public safety organizations, as well as commercial users. With the growing demand for mobile communications, these spectrum allocations have become congested in highly populated areas, and communications have become problematic for many existing users due to interference from other co-channel systems.

    Radiocoms' LM narrowband technology allows the introduction of narrowband systems in and among systems using existing FM technologies. The new LM technology can be introduced on a site by site, user by user and channel by channel basis, releasing spectrum for additional narrowband channels at each stage.

    Radiocoms' current generation of mobile radio products using LM technology meets the technical requirements recently established by the FCC in the U.S. and the Radiocommunications Agency in the U.K. (the "RA"), for narrowband operation in private mobile radio. The FCC has established 5kHz channel spacing as the current standard for the 220MHz band. The RA has established 5kHz channel spacing for use in mobile radio applications. If 5kHz spacing was adopted for other bands, channel spacing could be increased significantly where current authorization is as much as 30kHz in the 150-174MHz VHF band in the U.S. (although the FCC has adopted rules to assign channels in this band based on 7.5kHz spacing). In other parts of the world, such as the U.K., channel spacing is currently 12.5kHz per channel.

    The 5kHz channel spacing, selected by the FCC for its very narrowband 220MHz initiative and by the RA in MPT 1376 (which specifies the co-existence requirements for transmitters and receivers) is the narrowest mobile radio band established in the world. Within this narrowband, Radiocoms' LM products deliver high quality voice and a high data transmission rate (up to 14.4 kbps in a 5kHz channel) with wide area coverage.

MARKETING

    The ESU markets its services and products through its own direct sales force. The sales force included eight employees as of June 30, 1996 and is organized primarily by market sectors (E.G., the petrochemical, construction and transportation sectors). The ESU relies primarily on direct sales efforts, including telemarketing and presentations at trade shows.

    The SSU markets its services through its own sales force. This salesforce, which consisted of three employees as of June 30, 1996, often receives referrals of business opportunities from ESU when customized solutions are required. It also seeks to obtain business by responding to tenders issued by entities seeking mobile communications solutions. SSU has one sales representative based in the U.S. marketing Radiocoms' products in 220MHz.

    In addition to marketing Radiocoms' products and services, the Managing Director of Radiocoms and the U.S. based sales representatives spend considerable time marketing LM technology generally to potential equipment manufacturers and to governments and regulatory authorities, advocating the advantages of a narrowband solution in refarming congested spectrum.

    In the U.S. 220MHz market, in addition to marketing sales of equipment for new systems, Radiocoms is targeting existing system operators seeking to switch from equipment purchased from other manufacturers.

PROPRIETARY LM PRODUCTS

    Radiocoms designs, manufactures and distributes both base stations and mobile radios using its proprietary LM technology. Radiocoms' LMC3005 base station includes separate receiver, transmitter, power amplifier, power supply unit and trunking channel controller modules. The base station offers from 1 to 20 channels, the option of 25 or 100 watts peak envelope power and uses only half the transmit power of a comparable FM transmitter for the same range (thereby reducing on site noise).

    Radiocoms' LM 3XXX series of 5kHz channel mobile radios is currently available in vehicle mounted form. Development of a hand held portable unit is at an advanced stage and Radiocoms anticipates commencing production in early 1997. Radiocoms' equipment is compatible with MPT 1327 (a trunking standard in widespread use around the world), MPT 1376 (the co-existence specification issued by the RA for UHF and VHF private mobile radio systems operating in 5kHz channels), and applicable FCC regulations.

    Features of Radiocoms' base station and mobile radio include clear, flutter and fade free signals over a very wide range of signal conditions, high quality speech providing good voice recognizability, fast data transmission capability at an adaptable rate up to 14.4 kb per second and fully trunked systems. Radiocoms' systems are capable of providing telephone interconnect capability with the addition of appropriate interface equipment.

COMPETITION

    ESU competes with a variety of small U.K. regional companies that typically have exclusive arrangements with a major equipment manufacturer such as Motorola, Philips and Tait, as well as with the direct sales forces of such equipment manufacturers.

    SSU competes with a variety of companies, most of which are either independent systems integrators or are the separate systems integration business of the major equipment manufacturers.

    Radiocoms' proprietary LM products compete primarily in the U.K. and Europe with those of other manufacturers such as Motorola and Ericsson and distributors of mobile radio equipment seeking to provide spectrally efficient solutions in response to demand of both regulators and users. Most of the major established manufacturers have moved away from the existing "single communication channel" approach ("Frequency Division Multiple Access" or "FDMA"), to amalgamating several channels and pipelining information down the new, broader, channel in time slots ("Time Division Multiple Access" or "TDMA"), such as TETRA ("Trans European Trunked Radio") or overlaying a large number of coded information sets and decoding only the "wanted" set at the receiver ("Code Division Multiple Access" or "CDMA"). One company, Geotek Communications, uses a technique known as "Frequency Hopping Multiple Access" or "FHMA" where digital packets of voice or data information hop from frequency to frequency in predetermined order.

    Radiocoms' products using LM technology provide a simple narrowband, single or multiple communication channel solution to the problem of spectrum efficiency. Unlike narrowband solutions, complex wideband solutions, such as TDMA and CDMA, require large sections of unused spectrum to be available in continuous blocks. A narrowband solution permits a planned phasing in of new technology and equipment, thereby enabling an upgrade of only those parts of a customer's system where improved performance is needed or desired. In addition, unlike the existing alternative approaches, the LM narrowband approach provides a high degree of system planning flexibility by enabling a close match of available channels to the predicted traffic requirements in each particular geographical area of operation.

    Radiocoms competes in the manufacture and supply of mobile radio systems with manufacturers such as Motorola, Ericsson, GE-Ericsson, Philips and Tait, however, none of these competitors manufacture narrowband systems. In the manufacture and supply of 220MHz mobile radio equipment for the U.S. market, Radiocoms' principal competitor is SEA Inc. In addition, licensees using Radiocoms' LM technology to manufacture LM products also may compete with Radiocoms' own proprietary products.

EMPLOYEES

    As of October 1, 1996, Radiocoms had 258 employees: 29 employees in management, administration and finance, 12 in sales and marketing, 33 in research and development, 133 in manufacturing, 11 in systems engineering and project management and 40 technical support staff. All of Radiocoms' employees (except one) currently are employed in the U.K. Radiocoms believes that relations with its employees are good and it has never encountered a strike or material work stoppage. In addition, Radiocoms currently engages 18 contract staff on consultancy and product development work.

PROPERTIES

    The following table sets forth Radiocoms' principal owned and leased executive, finance, sales and marketing, manufacturing, warehouse and research and development facilities and radio mast locations:

                        LOCATION                                                    USE
--------------------------------------------------------  --------------------------------------------------------

Midsomer Norton, England                                  executive and finance offices, sales and marketing,
                                                          manufacturing, warehousing and research and development
Cardiff, Wales                                            sales and maintenance
Croydon, England                                          sales and maintenance
Barnstaple, England                                       radio mast site
Liskeard, England                                         radio mast site
Peterborough, England                                     radio mast site
Broomfield, England                                       radio mast site
Redruth, England                                          radio mast site
Heathrow Airport, England                                 maintenance base
Abington, Scotland                                        radio mast site
Kilcreggan, Scotland                                      radio mast site

    Radiocoms considers its properties generally to be in good condition and believes that its facilities are adequate for its operations and provide sufficient capacity to meet its anticipated requirements.

REGULATION

    GENERAL

    Radiocoms is subject to the regulation of the manufacture, distribution and marketing of its products in the countries in which it does business. These regulations typically govern the technical specifications under which Radiocoms' products are manufactured and distributed. Furthermore, the spectrum management rules and policies of the countries in which Radiocoms conducts its business and of the International Telecommunications Union ("ITU") and the European Telecommunications Standards Institute ("ETSI") impact the potential markets for Radiocoms products. In addition to the country specific regulations governing the nature of the equipment, Radiocoms must also comply with certain European Union directives and regulations, including the EMC ("Electro-Magnetic Compatibility") regulations and the Low Voltage Directive which apply to all electronic equipment, including radio equipment, used in the European Union. Similar regulations also apply in the U.S.

    U.S. In the U.S., the production, distribution and marketing of Radiocoms' products is subject principally to regulation by the FCC. FCC regulations govern the technical specifications of Radiocoms' products, including, channel bandwidth, emissions mask and frequency stability. Radiocoms' products require authorization by the FCC as in compliance with the FCC's rules, regulations and policies prior to their distribution and marketing within the U.S. and must be properly labeled as such when marketed. Alterations or changes in Radiocoms products may also require FCC approval prior to marketing. Radiocoms may also be subject to any reporting requirements that the FCC may impose on foreign or domestic equipment manufacturers from time to time.

    The FCC, in addition, is principally responsible for the promulgation of rules and policies governing the management of spectrum allocated for non-Federal government use in the U.S., including those allocations made for commercial mobile, private mobile and public mobile safety uses. Except for such unlicensed use of the spectrum as may be otherwise permitted by the FCC's rules, the FCC licenses radio operators in the U.S. pursuant to Title III of the Communications Act of 1934, as amended. The FCC has adopted many rules and policies applicable to spectrum allocations that vary from band to band, and has numerous open proceedings proposing new or revised rules or policies for certain bands, including one governing the refarming of the Private Land Mobile Radio Bands below 512MHz wherein the FCC has adopted, subject to reconsideration, channel spacings of 7.5kHz in the 150-174MHz band and 6.25kHz in the 421-512MHz bands. With respect to any particular frequency band, FCC rule revisions or waivers may be required prior to the introduction of Radiocoms' products into those bands.

    The National Telecommunications and Information Administration ("NTIA") of the U.S. Department of Commerce is principally responsible for the promulgation of rules and policies governing the management of spectrum allocated for Federal government use. NTIA licenses the use of Federal government spectrum. Spectrum allocated for both non-Federal Government and Federal Government use is jointly managed by the FCC and NTIA through the Interdepartmental Radio Advisory Committee ("IRAC").

    Project 25 of the Association of Public Safety Communications Officers ("APCO-25") is an industry effort by suppliers of public safety communications products to agree upon standards for voice and data wireless public safety communications systems. Phase I of APCO-25 is nearing completion and has identified a channel bandwidth of 12.5kHz and a raw data rate of 9600 bp/s. Phase II of APCO-25 commenced in August 1996 to examine the narrowing of the channel bandwidth for voice and data wireless public safety communications systems to 6.25kHz while maintaining a data rate of 9600 bp/s. The Public Safety Wireless Advisory Committee ("PSWAC") was chartered in 1995 under the Federal Advisory Committee Act to provide advice to the FCC and NTIA on, among other things, the need for interoperability in spectrum requirements. PSWAC delivered its final report to the FCC in September 1996. The FCC has opened a rulemaking docket to consider modifications to its rules based upon PSWAC's report and other comments that it may receive in that docket.

    See "THE COMPANY -- Regulation."

    U.K. In the U.K., all operators of mobile radio systems require a licence from the RA. For short term use (E.G., of equipment rented out by the ESU) the user can rely on the licence granted by the RA to the renting company.

    In the U.K., the RA is principally responsible for the management of the civil radio spectrum. In August 1993, the RA issued a policy statement entitled "Private Mobile Radio: 5kHz Channels." In that statement the RA recognized that narrowband 5kHz channeling was one of a number of possible ways of achieving the benefits of greater spectrum efficiency. The RA has indicated that it will be making spectrum available in narrowband channels in accordance with a common European approach. The RA stated that the progressive introduction of narrowband channels would enable users to take advantage of the new spectrally efficient technology and would provide a sound basis for manufacturers to supply into the market.

    On June 17, 1996, the Department of Trade and Industry published a Consultative Document entitled "Spectrum Management: Into the 21st Century." This document sets out the view of the RA that existing regulatory measures for spectrum management in the U.K. are no longer sufficient. New measures are proposed by which the current radio license fees will be replaced by new spectrum pricing methods intended to reflect more closely the value of the spectrum. Under the present policies established by the Wireless Telegraphy Act of 1949, radio license fees are set at a level to recover no more than the fully allocated costs of managing the spectrum. As a result, the price charged for spectrum is very low in comparison to its economic value. The RA believes that the new method, encompassing both auctions and administrative pricing, will provide users of congested frequencies with incentives to migrate to less congested frequencies, to re-equip with spectrum-efficient equipment, to move to more spectrum efficient services and to cease hoarding spectrum. Comments on the Consultative Document in general, and the question of spectrum pricing in particular, are due by October 25, 1996.

    Radiocoms believes that any moves by regulatory authorities that, by increasing the cost of available spectrum, encourage mobile radio users to consider re-equipping with spectrum efficient equipment, will increase business opportunities for Radiocoms.

LEGAL PROCEEDINGS

    Radiocoms is not a party to any material litigation and is not aware of any pending or threatened litigation that would have a material adverse effect on Radiocoms or the Radiocoms Business.

                                  THE COMPANY

    INTEK was incorporated in 1969. On September 23, 1994, the Merger occurred with Simrom, whose principal assets consisted of certain rights relating to licenses granted by the FCC for the 220MHz. Subsequent to the Merger, Simrom changed its name to Roamer One and the Company refocused its business from the Plastics Business, to a development stage enterprise of developing, constructing and managing 220MHz SMR Systems in the U.S.

    The Company has two principal subsidiaries, Roamer One and Midland USA, Inc., and three insignificant subsidiaries, Olympic, IMCX, Inc. and IDC, Inc.

    On September 20, 1996, the Company acquired, through its wholly owned subsidiary, Midland USA, Inc., the U.S. LMR Distribution Business of MIC. See "The Company -- Midland USA, Inc."

ROAMER ONE, INC.

    HISTORY OF SMR. In 1970, the FCC initiated a process for a new spectrum plan that laid the groundwork for the present day wireless communications industry. The FCC reallocated 115MHz of radio spectrum in the 800/900MHz bands from the federal government and UHF television to land mobile service use. Fifty MHz were allocated for cellular service and forty-six MHz were allocated for private radio services, including nineteen MHz of spectrum to SMR operators. The remaining nineteen MHz in these bands were divided among six different services, including reserves. Due to regulatory delays, the first commercial cellular systems were not operational until 1983. The first SMR systems became operational in 1974.

    DESCRIPTION OF BUSINESS. Roamer One has established itself as a manager of 220MHz SMR Systems utilizing its contracts with certain holders of 220MHz local licenses. The evolution of narrowband technology is a result of the FCC's effort to achieve spectrum efficiency for all types of broadcast service. The 220MHz spectrum was allocated to explore further the development of narrowband equipment in a "virgin" spectrum, virtually free of existing licensees or authorized users. The FCC adopted its rules and opened a filing window for applications for licensing of SMR and other private land-mobile communication systems in 220MHz band in 1991. Licenses for local 220MHz SMR systems were issued in 1993. Approximately 3,300 five channel trunked licenses were awarded to licensees. Roamer One has contracted with certain holders of 220MHz licensees and has classified them generally as either Category I, Category II, or Category III Agreements. Under the Category I Agreements, each of the licensees (which are, in some instances, directors of, or others affiliated with the Company) has entered into a management agreement which permits Roamer One to retain 100% of the subscriber revenues until such time as $200,000 is earned from system operation, after which time the licensee receives 10% of the gross subscriber revenues. Each licensee under a Category I Agreement also has entered into an Option to Purchase Agreement (the "Option Agreement") providing Roamer One with the exclusive right to purchase the constructed 220MHz SMR system, together with the 220MHz license, for a nominal sum. Under the Option Agreement, Roamer One is required to fund all capital costs and operating expenses. The option under the Option Agreement may be exercised by Roamer One at any time after construction by Roamer One of the 220MHz SMR System is completed. As of June 30, 1996, Roamer One had 228 Category I Agreements, of which 73 were constructed.

    Under Category II Agreements, each of the licensees has entered into a management agreement which permits Roamer One to earn and retain, depending upon the licensee, 30-65% of the gross subscriber revenues. Each of the licensees also has entered into an Option Agreement, however, in most cases, the option may be exercised only after the expiration of 18 months to 48 months (depending on the licensee) after the construction of the 220MHz SMR system by Roamer One has been completed. Roamer One is required to finance the building of the 220MHz SMR system and contribute operating capital until such time as the system is profitable. The purchase price of the 220MHz SMR system, together with the 220MHz license, is generally computed using a multiple of earnings at the time of purchase. As of June 30, 1996, Roamer One had 33 Category II Agreements, of which 27 were constructed.

    Under the Category III Agreements, each of the licensees has entered into a management agreement providing that Roamer One will manage the 220MHz SMR system for a fee varying (depending on the licensee) from 20% to 40% of gross revenues. Under a Category III Agreement, Roamer One has no option

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to purchase such 220MHz  SMR system but  does have a right  of first refusal  to purchase the system in the event an acceptable offer to buy such system is submitted to the licensee by a third party and the Company is able to match such offer. The licensees under Category III Agreements are obligated to provide the funds for the system construction and operating costs. As of June 30, 1996, Roamer One had 153 Category III Agreements, of which 38 were constructed. An additional 28 systems were constructed for, and sold to third parties.

    These sites are located in the U.S. and cover a population of approximately 165 million.

    There were 425 Management Agreements as of June 30, 1996, covering a total of 2,125 channels. Roamer One will provide services related to its managed systems as well as to others that include:

    (a) System design and construction

    (b) Market demographics

    (c) Advertising

    (d) Subscriber acquisition and loading

    (e) Dealer network establishment

    (f) Subscriber billing and tracking

    (g) Budget administration

    (h) System management, maintenance and repair

    The current manufacturers of 220MHz transceiver equipment from whom the Company obtains its base station repeater equipment are SEA and Radiocoms. Equipment from these vendors and of peripheral equipment may not be available in time to allow the completed construction of all 220MHz SMR systems prior to the FCC imposed deadline as existing or amended.

    The Company believes that Roamer One name recognition in the marketplace is critical to the planned growth of the Roamer One Network. Accordingly, the Company has purchased mobile radios bearing the Roamer One logo from LMT. Prior to the acquisition of the U.S. LMR Distribution Business Roamer One had contracted with MIC for the receipt, warehousing and distribution of such Roamer One branded mobile radios in exchange for a commission payable to MIC for each radio sold to subscribers. As of June 30, 1996, approximately 1,400 radios had been delivered by Radiocoms to MIC. Subsequent to August 1, 1996, Midland USA will be responsible for the distribution of Roamer One radios.

    MARKETING STRATEGY. Industry sources currently estimate that in the aggregate, the number of SMR units in service has increased from fewer than 380,000 in 1985 to more than 2 million by the end of 1995. The largest sector of LMR users today are utilizing trunked channels with traditional, push-to-talk, voice radios. Subscribers consist mainly of service companies such as contractors, plumbers, electricians, roofers, maintenance personnel and other operators of fleets of vehicles. Also comprising a large segment are couriers, limousine services and other transportation companies. Utility companies, package handlers, fire and paramedic vehicles and other public safety concerns are typical LMR users who may own or lease entire systems in a local area. LMR meets the need of these users because they require a form of voice communication from a dispatch, or base station, location to a fleet of vehicles which is well served by LMR systems. The typical "customer" for an LMR operator is a company that requires a base station plus an average of four mobiles. The Roamer One radio can offer these customers not only dispatch group calling capability, but also privacy. The operator can contact each radio individually or a group of radios at the same time.

    The  initial  radios  offered  to  subscribers  look  very  much  like   the
traditional LMR, under dash mount, units currently in use by dispatch customers such as taxi cabs, trucking firms, and construction companies.

    Portable radios have now been type accepted by the FCC and are being produced by SEA for use on SEA base station equipment. Radiocoms expects to have a portable radio available by the first calendar quarter of 1997. The other major development area is data transmission and devices. Radiocoms offers a

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14.4  kilobit per second (kbps)  transmission rate and can  send data over their existing radio via a standard RS232 pin plug on the chassis. SEA, together with other contract vendors are working on enhancements to their data capability, which currently is below that of Radiocoms' products.

    Due to the 5 kHz bandwidth in the 220MHz spectrum, compared to 25 kHz bandwidth in the 800MHz spectrum, high speed data transmissions are a far more efficient use of the narrowband spectrum than other applications such as mobile telephone service. Roamer One does not intend to compete with cellular or personal communication services ("PCS") operators. Roamer One's initial marketing efforts will be directed toward traditional SMR dispatch users. Examples of available data communications include Global Positioning System receivers mounted on a vehicle to determine location, monitoring of such other factors as fuel consumption, speed, and engine performance, two way messaging, credit card reading for wireless authorizations, and remote control of any application or function (lights, valves, doors, switches, etc.). The current offerings of data terminals require connection to a radio to facilitate their messaging.

    The success of the planned Roamer One network of 220MHz Systems will, to a large extent, be dependent upon the Company's ability to attract subscribers for its services. Roamer One will use two key methods to market its services. The primary distribution method is the exclusive arrangement with Midland USA. Roamer One's National Sales Manager identifies the areas of planned development and contracts with dealers (which may include resellers, two-way radio dealers or other Roamer One authorized agents) for air time activation. In cases where Midland USA does not have a representative dealer, Roamer One will be responsible for identifying and "signing up" a Roamer One authorized dealer who will purchase subscriber product from Midland USA. Further incentives will be offered by Roamer One in the way of co-operative advertising and purchase price rebates. In some cases the distributor, such as Midland USA, may elect to offer other sales incentives and Roamer One will reimburse the distributor for certain of such incentives. The dealer base selected will be comprised of radio shops who maintain their own sales staff and generally have extensive knowledge of the local marketplace. Roamer One believes that the 220MHz product should offer the dealer an attractive alternative to other SMR products and provide Radiocoms an entry into the U.S. LMR business.

    The second method is direct sales by the Roamer One sales force and Roamer One authorized agents. The sales force will pursue larger fleet clients such as regional and national trucking firms, government agencies, or utility companies. Agents are responsible for the pursuit of more traditional targeted subscribers through personal contacts. In each case Midland USA, or a Roamer One authorized dealer, would provide the equipment to the end user. Roamer One will provide the radio service. INTEK's National Sales Manager is responsible for overseeing the operation of each of these efforts.

    The category of dealer, agent, or reseller is defined by the level of service given to the subscriber and the volume of mobile units activated by the firm. A dealer is a firm which sells, services and activates mobile units for the end user. The dealer must submit an application completed by the subscriber to obtain activation on the system. After activation, Roamer One will conduct all invoicing to the subscriber for usage and remit a commission to the dealer for their efforts. The agent is a firm who merely submits activation applications to Roamer One. An agent neither stocks nor services the mobile units. The reseller is typically a large two-way radio franchised dealer or distributor. The firm may also be an SMR operator in another frequency who needs additional channel capacity. The reseller is granted a block of "unique identification codes" by Roamer One and must pay a flat fee for each code per month. All aspects of selling mobile radios, the billing for air time and base charges, and the tracking of subscribers is the responsibility of the reseller. Roamer One renders one invoice to the reseller covering the group of activated codes.

    COMPETITIVE ADVANTAGES: As Roamer One begins to market its services, the management of Roamer One believes that it will have a competitive advantage over other SMR providers because of the following factors:

    (a) In the case of wide area coverage, certain radio propagation parameters at 220MHz are superior. The signal is less susceptible to loss in certain terrain and conditions.

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    (b)  The signaling protocol  being used in the  Radiocoms equipment has been proven in many other installations to be stable with a large numbers of subscribers while continuing to provide an excellent quality of service. The techniques being employed in digital compression are yet to be perfected, thereby providing INTEK with a near term market opportunity.

    (c) The protocol being used by Radiocoms equipment is substantially similar to that currently being utilized in Europe and has proven to be an effective means to "network" multiple sites and multiple channels. As Roamer One rolls out its plan to create a national network of systems, it believes it will have a distinct advantage over other SMR analog Logic Trunked Radio ("LTR") operators which are unable to network their systems in a cost efficient manner.

    (d) The Radiocoms systems allow for the assignment of an electronic site address for the station and a unique identity number for the mobile radio. These features allow for the control of, and the accounting for, each subscriber on the service. Traditional LTR operators are unable to effectively police their systems and account for the number of subscribers. As a consequence, LTR operators are unable to appropriately bill for their service because they have no method of accurately determining how many subscribers there are on each of the licensee's systems. Roamer One will be able to accurately charge for usage of its managed systems. Additionally, the assignment of unique identity numbers will provide for the subscribers to contact other subscribers individually and with privacy instead of communicating through a shared group of mobile codes.

    (e) Due to the relatively low infrastructure cost of 220MHz SMR Systems and the cost of acquisition of 220MHz licenses when compared to Enhanced Specialized Mobile Radio ("ESMR") 800MHz and 900MHz systems and licenses, Roamer believes that it can offer a lower priced (but comparable quality) service while recovering its invested capital in a shorter time period.

    COMPETITION: Roamer One believes that it will be able to provide services that are competitive with certain services provided by SMR operators in the
800MHz and 900MHz frequencies and other existing and future wireless communication providers of dispatch and data communications services, including the emerging PCS. Roamer One does not expect to compete directly with cellular carriers, paging companies, or providers of one-way PCS communications, although to some extent services provided by Roamer One and by these other carriers will be substitutes for each other.

    The SMR operators in the 800MHz spectrum are expending large sums of money to build-out digitally enhanced mobile networks in order to provide an integrated package of services, including mobile telephone service, dispatch, and data communications services. The technology in use is sometimes generally referred to as ESMR. A consolidation of 800MHz licenses and operators has been underway for some time by a publicly traded, well capitalized, company named Nextel. During 1995, Nextel has implemented service in selected major cities in the U.S., utilizing a Motorola technology aimed at providing a cellular like service. Roamer One has no current plans to provide mobile telephone service, although it intends to provide dispatch and data services in these markets.

    Roamer One expects that 800MHz digital system operations will charge a premium for their service over and above rates currently charged to dispatch users of analog systems because these wireless [digital] 800MHz systems require large sums of capital expenditures, transmission quality on their digital networks reportedly will be better than on traditional analog SMR channels, and their new integrated package of services to be offered by these wireless systems is claimed to be a more effective and comprehensive wireless communications systems. As a result, Roamer One expects that it will be successful in attracting a significant number of customers who are not interested in paying the higher premiums for an ESMR service. Current users of 800MHz SMR service will also be required to purchase new digital mobile radio equipment to continue use of the SMR system after a conversion has been made to ESMR. Roamer One believes that a window of opportunity exists to offer these displaced users a more economical alternative for fleet communications.

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    There are, however, several factors which Roamer One believes may negatively impact its ability to attract 800MHz customers to its 220MHz SMR service:

    (a) Many of the 800MHz system operators own channels in the 900MHz spectrum in the same market in which they are converting their 800MHz SMR to an ESMR. As a result, they are able to load those existing clients who do not desire ESMR onto the analog 900MHz system. This migration still requires the purchase of new mobile radio equipment, however the 900MHz equipment is priced below levels of the 220MHz equipment.

    (b) The conversion to ESMR involves in most cases the use of a technique known as Time Divisional Multiple Access ("TDMA"). TDMA provides for three times the number of channels and may allow for the operator to eventually lower its basic subscriber rates as a function of capacities and economies of scale.

    (c) The 800MHz SMR operators are able to offer subscribers a mature radio product that has progressed through the commercial development stages that the Roamer One radio has not. The volume of sales related to the 800MHz radios has resulted in a significantly lower price compared to that of the Roamer One radio. Also, the 800MHz operators and service providers are for the most part well established and better able to withstand the efforts of a newly competing product offering, such as that of Roamer One, by subsidizing the air time or mobile radio costs to levels that may make it difficult for Roamer One to compete.

    (d) Other SMR operators have already begun a consolidation with a goal of achieving a nationwide network. Because these operators have had clients and systems in operation for a considerably longer period than Roamer One, they have a competitive advantage in completing their respective networks and maintaining a significant percentage of their existing subscriber base.

    As of June 30, 1996, there were very few 220MHz systems in commercial operation. Like Roamer One, other management firms and licensees have been directing their efforts to constructing base stations for their non-nationwide licenses in advance of the approaching the FCC mandated construction deadline. Additionally, the nationwide licensees have only recently commenced constructing their base stations.

    The FCC has commenced a competitive bidding schedule for licenses in the recently allocated PCS market. To date, the FCC has issued national and regional narrowband PCS licenses and certain broadband PCS licenses. An auction for additional broadband PCS licenses began August 26, 1996. The FCC has indicated that in the future it intends to auction additional narrowband PCS licenses. PCS is described to be the next generation in personal wireless communications and will provide for digital voice, data, paging, messaging and dispatch operations all transmitted with low power, lightweight, portable hand-held units.

    In addition to PCS, there are a host of other services that could eventually compete with the 220MHz SMR operators and Roamer One due to the movement that the FCC is taking towards a "level playing field" or "regulatory parity." Services such as Interactive Video Data Service, or Wireless Cable may be allowed to offer dispatch services under the FCC proposed rulemaking. This regulatory parity, however, is a corresponding benefit to Roamer One as 220MHz operators will be allowed to offer fixed point transmissions, paging, messaging and other services previously garnered by licensees of differing spectrum.

OLYMPIC

    Olympic was engaged in the Plastics Business. The Company decided to divest itself of the Plastics Business. Olympic ceased all operations of its Plastics Business on or about March 31, 1995.

    Olympic has sold the productive assets and inventory of its compression molding, electrostatic discharge, aerospace product lines and custom molding operations. See "--Properties"

IMCX CORPORATION

    On June 7, 1985, the Company acquired all the issued and outstanding stock of IMCS Corporation ("IMCS"), a California manufacturer of electrostatic simulation and testing systems. On August 12, 1993 the

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Company incorporated IMCX Corporation ("IMCX") in California for the purposes of holding patents and other assets and liabilities previously owned by IMCS. On August 12, 1993 IMCS was sold to Advanced Technology Inc.

MIDLAND USA, INC.

    On May 2, 1996, INTEK formed Midland USA.

    On September 20, 1996, Midland USA began operating the U.S. LMR Distribution Business acquired from MIC. The U.S. LMR Distribution Business distributes in the U.S. LMR Products, with sales of $27,406,000 in 1995 and $5,869,000 and $18,211,000 in the six months ending June 30, 1995 and 1996. The business consists of the import, distribution and value added resale of two-way radio products for the U.S. professional LMR market. LMR products are marketed for the commercial and professional LMR Market in the U.S. by Midland USA through a national network of over 220 two-way radio dealers as well as on a direct basis to larger accounts in the business and government sectors. In the U.S., a radio dealer may offer several different product lines but will typically feature two or three major product lines in which they have confidence. MIC's dealer relationships have been strained over the past year as a result of product price increases and delays in product delivery.

    Historically, approximately 55% to 60% of LMR products sold by the U.S. LMR Distribution Business were sold to dealers. The radio dealers sell, install and service two-way radio products primarily for commercial, industrial and local government customers. Some radio dealers also are involved in the maintenance and sales and service for custom SMR systems. Long standing business relationships ranging in length from 5-10 years exist with many of the dealers who are responsible for sales and support to the large installed user base of Midland radios. Parts and accessories to LMR Products constitute a significant portion of the U.S. LMR Distribution Business sales, which represented approximately 30% of revenues during 1995.

    Midland USA did not acquire from MIC the international LMR businesses, which include the distribution and value added resale of two-way radio product for the professional LMR market outside the U.S., including the U.K., Europe, the Middle East and Africa.

PRODUCTS

    The U.S. LMR Distribution Business markets LMR products for radio frequencies allocated by the FCC for LMR use. This includes mobile radios, portable hand held radios, desk top base stations, and accessories. Most of the LMR products sold are manufactured by third parties under contract, primarily in Asia. These products were developed to the design, quality and cost specifications provided by MIC. For certain products, MIC has exclusive contracts with a number of suppliers which provide MIC with certain rights with respect to product design and product tooling. Such rights make it more difficult for these suppliers to develop products of similar appearance or design for other marketers of two-way communication products.

    The principal suppliers of LMR products for the U.S. LMR Distribution Business include Hitachi Denshi Limited and General Research Electronics. With the exception of China and Japan, MIC has exclusive worldwide distribution rights to the Hitachi Denshi line of two-way radio products. As part of the Midland Transaction, MIC agreed to give the benefits of these rights to INTEK, through Midland USA, for the U.S. LMR Distribution Business. See "THE SECURICOR TRANSACTION -- Terms of the Escrow Agreement."

COMPETITION

    The LMR market in the U.S. is dominated by Motorola. In addition to Motorola, other main competitors in the U.S. include Ericsson, Standard Communications, Kenwood and EFJ. These companies supply primarily their own products for radio systems integration.

EMPLOYEES

    As of October 1, 1996, there were 65 employees engaged in the conduct of the U.S. LMR Distribution Business: 2 in management, 24 in administration, 14 in technical and engineering support, and 25 in sales.

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PROPERTIES

    The Company,  through  Olympic,  owns  the Property  located  at  5800  West
Jefferson  Boulevard,  Los  Angeles,  California.  The  Property  consists  of a one-story masonry building with approximately 66,750 square feet of manufacturing and office space on approximately 89,210 square feet of land. A sale is currently pending. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION -- INTEK -- Liquidity and Capital Resources."

    Roamer One entered into a five-year lease for approximately 3,370 square feet of office space at 970 West 190th Street, Suite 720, Torrance, California. Four years remain on the lease.

    Midland USA has assumed a lease from MIC for approximately 44,050 square feet of warehouse and office space at 1690 North Topping Avenue, Kansas City, Missouri. Three months remain on the lease. The Company expects to extend the lease at least through July, 1997 on substantially the same terms and conditions as currently set forth in the lease.

REGULATION

    REGULATION BY THE FCC. 220MHz SMR operators, just as radio and television stations, are subject to the jurisdiction of the FCC under the Communications Act of 1934, as amended (the "Communications Act") which empowers the FCC, among other things, to issue, renew, revoke, and modify licenses (usage rights to frequencies), to approve the assignment or transfer of control of licenses, to regulate the apparatus used by stations, to designate areas served by particular stations or operators, to assign frequencies, to adopt such regulations as may be necessary to carry out the provisions of the Communications Act and to impose penalties for violations of such regulations. The FCC's policy considerations, as well as technical limitations and interference standards, determine the number of persons or entities that can be granted licenses.

    On August 10, 1993, Congress enacted the Budget Act, in which it, INTER ALIA, amended Section 332 of the Communications Act to replace the existing mobile common carrier and private land mobile definitions with two newly defined categories of mobile services: commercial mobile radio service (CMRS) and private mobile radio service (PMRS). CMRS is defined as "any mobile service (as defined in section 3(n) [of the Communications Act]) that is provided for profit and makes interconnected services available (i) to the public or (ii) such classes of eligible users as to be effectively available to a substantial portion of the public." PMRS is defined as "any mobile service (as defined in section 3(n)) that is not a commercial mobile service or the functional equivalent of a commercial mobile services, as specified by regulation by the FCC."

    The FCC began the process of implementing the Budget Act in the CMRS SECOND REPORT AND ORDER released on March 7, 1994. In the CMRS SECOND REPORT AND ORDER, the FCC determined that its private land mobile service rules with respect to Specialized Mobile Radio (SMR), Business Radio, 220-222MHz, and private paging allow, but do not require, licensees to offer for-profit, interconnected service to the public, thus meeting the CMRS definition. The FCC found that, to the extent 220-222MHz channels are used to offer for-profit and interconnected service, the channels fall within the definition of CMRS.

    On November 18, 1994, the FCC adopted the FOURTH REPORT AND ORDER in GN Docket No. 93-252, placing contracts for the management of FCC-licensed CMRS under its jurisdiction. Roamer One-managed 220MHz systems would qualify as CMRS if they were interconnected with the telephone system or were found to compete with other CMRS systems. Under the rules and policies adopted in this ORDER, any entity managing the operations of a CMRS system is considered to have any attributable ownership interest in the license if the manager has the authority to make decisions, determine, or significantly influence (i) the nature and type of services offered, (ii) the terms upon which such services are offered, or
(iii) the prices charged for such services. In contrast, contracts for the sole purpose of providing specialized technical products or services and management agreements involving day-to-day technical and operational functions are not subject to this attribution.

    The determination whether a management contract is subject to this attribution is factual, and the licensee bears the burden of proof to demonstrate non-attribution in contested cases. Roamer One's option management agreements would be subject to attribution if they were found to involve the operation of CMRS systems and if Roamer One was found to hold the decision making power over services being offered.

The effect of attribution of 220MHz licenses to Roamer One is uncertain at this time. In one scenario, this attribution would only apply to the general CMRS spectrum cap, and likely would not affect Roamer One. In the most adverse scenario, attribution could trigger the 220MHz "one-to-a-market" rule resulting in the cancellation of multiple licenses or management contracts within each market. Roamer One is not sure of the effect future CMRS rulings may have on its management contracts, or ultimately the systems or whether future CMRS rulings will specifically apply to the 220MHz systems at all. Other relationships between licensees serving overlapping coverage areas as defined by a 40-mile radius should they exist, may also result in the attribution of interests between the licensees and thus in violation of the "one-to-a-market" rule. The Company has no knowledge of any such attributable relationships, but has not undertaken an investigation of the relationships between its licensees under management.

    Traditionally, the FCC has regarded dispatch service as non-interconnected service, and thus a PMRS offering. However, the FCC is also considering permitting CMRS carriers to provide dispatch service. Thus, Roamer One's mode of operating managed systems could determine whether the licensees are deemed to be CMRS or PMRS providers. Alternatively, the FCC could deem Roamer One's dispatch and data services to be the functional equivalent of CMRS, and thus classify the licensees as CMRS providers without regard to the existence of intercommunication. At this time, no assurance can be given whether the licensees whose systems are managed by Roamer One will be deemed to be CMRS or PMRS providers. Roamer One cannot provide any assurance that such regulation or forbearance will not adversely affect its business plan.

    On July 28, 1995, the FCC adopted a SECOND MEMORANDUM OPINION AND ORDER AND THIRD NOTICE OF PROPOSED RULEMAKING in PR Docket No. 89-552, GN Docket No. 93-252, and PP Docket No. 93-253. Based upon its review of comments in the THIRD REPORT AND ORDER in GN Docket No. 93-252, the FCC proposed a revised regulatory scheme for the 220MHz service.

    Under this proposal, the 220MHz band would be reallocated to provide for contiguous channel assignments for Phase II licensing in the 220-222MHz band. Licensees obtaining such contiguous channel assignments under this proposal would be permitted to aggregate such channels and use non-narrow band equipment to provide service. Under this proposal, Phase II licenses will be issued in different channel blocks ranging from five to 20 channels by local areas, regional areas and 172 Economic Areas ("EA's") as defined by the Bureau of Economic Analysis in the Department of Commerce and nationwide.

    The FCC further proposed to license the nationwide, regional, and EA "any use" channel blocks in a simultaneous multiple round auction using procedures similar to the 900MHz and PCS auctions. This would represent Phase II of 220MHz licensing, in contrast to the Phase I licenses issued by lottery. Under these procedures, potential bidders would be required to file a "short-form" application and submit an up-front payment of $0.02 per pop per MHz for the aggregate market size (population) and licenses for which it wished to be a simultaneous bidder. Winning bidders would be required to supplement their down payments within five days after the conclusion of the auction to have 20% of their winning bids on deposit with the FCC, with the remainder of the bid price paid five days after their licenses are granted. Loss of up-front payments or down-payments, monetary forfeitures, and disqualification from future auctions would be potential penalties for bidders who default on their payment obligations or who withdraw otherwise winning bids. The Company can give no assurance that this FCC proposal will or will not be adopted as proposed or what the impact would be on the markets available to LM technology should the FCC permit non-narrow band equipment to be used in the 220MHz band. The Company can give no assurance that the FCC will adopt rules favorable to Roamer One, or the time schedule upon which the FCC will act. The Company can give no assurances that it will be successful in becoming eligible for or bidding in any 220MHz Phase II auction, that any winning bids will not adversely affect projections or future performance, that Roamer One's participation in the auction might divert funds from other uses, that Roamer One would not be competitively or financially disadvantaged by other bidders qualifying as a small businesses for auction purposes, or that any increased competition resulting from the Phase II licensing would not adversely affect Roamer One.

    The FCC requires that licensees maintain de jure and de facto control of their radio systems at all times. This requirement is applicable to the 220MHz licensees which Roamer One seeks to manage and acquire. A licensee's failure to maintain control can result in an FCC investigation or hearing, imposition of monetary forfeitures, or revocation of the license. Pursuant to certain guidelines, the FCC will review the specific facts of a particular situation on a case-by-case basis to determine if a licensee has given control to a manager, either under the terms of the agreement or as a result of the course of dealing between the licensee and the manager. No assurance can be given that the Company's Management Agreements or course of conduct in acquiring rights to or managing the 220MHz Systems will be found to comply with such FCC requirements.

    CONSTRUCTION. Although non-nationwide 220MHz licenses originally were granted with a "construction period" of eight months following the date of issuance, the construction period was extended three times, most recently by the FCC Second Report and Order in PR Docket No. 89-552 and GN Docket No. 93-252. The construction deadline was March 11, 1996 for all non-nationwide 220MHz licensees that elected to construct base stations at currently authorized locations, and for all licensees granted authority to modify licenses to relocate base stations, 75 days after the grant of permission to modify the site location. The extended deadline is applicable only to licensees who filed with the FCC (a) on or before March 11, 1996, a Letter of Intention to modify their location, and (b) on or before May 1, 1996, a valid application to modify their authorizations by relocating their stations to a different location. A total of 191 modification applications were filed by or on behalf of licensees under management by Roamer One and, as of September 30, 1996, 130 of them have been granted. Extended construction deadlines now vary from October 7 to December 10, 1996. Action by the FCC on the remainder of these applications is expected shortly. There can be no assurance that the FCC will act favorably on the applications or that the FCC's decision will not result in reductions in coverage, increased site rental, further site relocation costs, or other adverse effects. In the event that a modification application is denied, the license for the system may become subject to automatic cancellation.

    Under the FCC's rules, any failure to construct a 220MHz system on or before its construction deadline and to notify the FCC thereof results in automatic cancellation of the license for any unconstructed frequencies. Any system constructed at an alternate site prior to January 26, 1996 pursuant to Special Temporary Authority ("STA") granted by the FCC by that date is considered having met the construction deadline and will be granted a permanent modification to the license regardless of the compliance to the rules as contained in the FCC Second Report and Order provided that a valid modification application was timely filed for this system. These STA sites must be constructed, however, within the technical rules for 220MHz systems as outlined by the FCC.

    The Company will have at latest until December 10, 1996 to construct each system for which a modification has been obtained from the FCC. There can be no assurance that the Company will be successful in gaining a grant of site modification on behalf of all licenses for which an application is made. The Company will continue to assess site locations, market indicators and its financial resources in deciding whether to construct a system. There can also be no assurance that the Company will be able to complete the construction of all systems for which a modification is granted by the end of the extended construction period or that it will have the financial resources to do so. In the event a system for which a modification to the license was granted by the FCC is not built by the construction deadline, the license would be forfeited and the Company would lose all of its rights and benefits under its Management Agreement with respect to such license.

    Licensees whose sites are located near the Canadian border are subject to the same rules and have the same opportunity to modify site locations, except that the construction period of one year does not become effective until such time as a treaty is signed between Canada and the United States regarding the use of the 220MHz frequencies that cross borders. If the Company decides to construct such systems prior to a treaty between Canada and the United States, there can be no assurance that a treaty will ultimately be negotiated and adopted or that the Company will be able to retain its rights and benefits afforded by the Management Agreement relating to such licenses in the event a treaty is not negotiated.

    Although current technology imposes capacity limitations on each 220MHz channel, currently there is no regulatory limit on the maximum number of mobile units that SMR operators may serve on their systems and the FCC has not established loading requirements for 220MHz channels. No assurance can be made that the imposition of a regulatory limit or loading requirements will not have a material adverse effect on the Company.

    Licenses are generally granted for a five-year term, subject to compliance with FCC rules. Licenses may be renewed for additional five-year terms upon demonstrating compliance with FCC rules and provision of adequate service to the public. All 220MHz SMR licenses may be revoked for cause after notice and opportunity for a hearing.

    Roamer One's business is regulated by the FCC, its business affairs (and those of its actual and potential competitors) are therefore always subject to changes in FCC rules and policies. Such changes can increase the level of competition, the cost of regulatory compliance, the methods in which the Company manages its 220MHz Systems, the difficulty in obtaining or keeping licenses, or other facets of the Company's regulatory environment. Further, each FCC proceeding which might affect the Company is subject to reconsideration, appellate review, and FCC modification from time-to-time.

    FOREIGN OWNERSHIP. The Communications Act restricts foreign investment in and ownership of FCC licensees which are classified as common carriers, including CMRS providers, This restriction is not applicable to non-licensee managers of communications systems.

    Among other things, foreign citizens, corporations and partnerships may not own more than 20% of a common carrier or CMRS licensee directly or more than 25% of the parent of a common carrier licensee. In the case of parent corporations, the FCC can determine that this limitation can be exceeded in specific cases where consistent with the public interest. Although certain FCC precedent supports such a wavier in the case of foreign entities having interests in the parent companies of common carriers, no assurance can be given that the Company would be able to receive such a favorable determination if required. See "RISK FACTORS -- Foreign Stock Ownership."

    On November 28, 1995, the FCC adopted a REPORT AND ORDER in IB Docket No. 95-22. In this proceeding the FCC adopted an additional standard for assessing foreign ownership of CMRS licenses under Section 310(b) of the Communications Act that examines whether "effective competitive opportunities" exist for U.S. companies in the home market of the foreign applicant. Applying this standard in conjunction with other public interest considerations, the FCC may permit indirect foreign ownership of CMRS licenses greater than 25 percent.

    The FCC has not yet applied this additional standard to 220MHz SMR licensees. The Company can give no assurance that Roamer One will be permitted to become a 220MHz SMR licensee. The Company presently intends to initiate a discussion with the FCC to guide its further efforts, one of which could be to obtain a declaratory ruling from the FCC that its ownership structure qualifies for a waiver of the alien ownership restrictions. Those discussions could also suggest that Roamer One should restructure its management or ownership structure in some fashion as a prerequisite for obtaining a waiver. If no waiver is obtained, neither the Company nor its subsidiary will be able to hold any CMRS licenses, which could limit growth opportunities.

    TARIFFS. Common carriers, including CMRS providers, are subject to the tariffing requirements of Title II of the Communications Act for interstate communications services. Pursuant to its statutory authority under the 1993 Budget Act, the FCC exercised its authority to forebear from enforcing the tariffing requirements against CMRS licensees. The FCC did retain its statutory authority over CMRS rates and to permit users to recover unlawful charges. The Company cannot provide any assurance that such regulation or forbearance will not adversely affect its business plan.

    USER FEES. The 1993 Budget Act also adopted a schedule of user fees for virtually all FCC licensees. This schedule provides for an annual fee of $16 per license for 220MHz SMR licenses. The Budget Act also specifies a mechanism by which this user fee will increase over time, although there was no increase for the 1995 fiscal year. In contrast, the user fee for certain CMRS licensees is per two-way radio as opposed to per license, and for fiscal year 1995 the user fee was raised to $0.15 per two-way radio. Additionally, Congress also has been presented with proposals to increase its FCC user fees substantially for a variety of purposes. No assurance can be given that 220MHz user fees will be maintained at or near their present levels, or that any such increases will not be so high as to affect the profitability of 220MHz SMR systems.

LEGAL PROCEEDINGS

    Neither INTEK nor any of its subsidiaries is a party to any material litigation and is not aware of any pending or threatened litigation that would have a material adverse effect on INTEK, its subsidiaries or their respective businesses.

EXCHANGE LISTING, MARKET PRICES AND DIVIDENDS ON THE COMPANY'S COMMON STOCK

    The Company's Common Stock is quoted on The Nasdaq SmallCap Market tier of The Nasdaq Stock Market under the symbol IDCC. The following table sets forth the trade price as reported by the Nasdaq for each quarter during the last two fiscal years ended December 31, 1995 and 1994, the first three fiscal quarters of 1996 and for October 7, 1996.

                                     TRADE PRICE
                                 --------------------
                                  HIGH         LOW
                                 -------    ---------

1996
  First Quarter...............   $ 9 3/4    $ 5
  Second Quarter..............     9          6
  Third Quarter...............     6 7/8      4 3/8

1995
  First Quarter...............   $ 4 7/8    $ 2 1/8
  Second Quarter..............    10 3/4      3 7/8
  Third Quarter...............    12 1/4      5 1/2
  Fourth Quarter..............     8 5/8      5 7/8

1994
  First Quarter...............   $ 3 5/8    $   7/16
  Second Quarter..............     5 3/8      2 9/16
  Third Quarter...............     5 1/8      2 13/16
  Fourth Quarter..............     5 1/4      2 5/8

    The number of Stockholders of record was       on the Record Date. The trade
price for Company Common Stock on June 18, 1996, the date on which the Transactions were announced, was $8.00. The last reported trade price for Company Common Stock on October 7, 1996 was $4 11/16.

    The Company has never paid a cash dividend and anticipates that for the future that no cash dividends will be paid on its Common Stock. The Company intends to retain earnings.

                                   NEW INTEK

BUSINESS STRATEGY

    The Transaction brings together in New INTEK three complimentary businesses with strong established business relationships with one another: (a) Roamer One, an LMR airtime service provider; (b) Radiocoms, a developer and manufacturer of spectrally efficient land mobile radios; and (c) U.S. LMR Distribution Business, a marketer and distributor of land mobile radios and accessories.

    New INTEK intends to utilize its proprietary LM technology to establish an industry-wide narrowband standard for worldwide refarming of congested mobile radio spectrum. Through the marketing and distribution capabilities of the U.S. LMR Distribution Business and the 220MHz airtime system infrastructure of Roamer One, New INTEK will seek to promote recognition of the competitive advantages of the LM technology in the U.S. by users, manufacturers, operators and government regulators, as well as create a significant installed based of equipment. Management believes that the success of their initial combined operations, which will focus on completing the build out and subscriber loading of Roamer One systems with Radiocoms LM-based equipment and using the extensive Midland USA dealer network, will serve as a platform for marketing existing and new products and services to other 220MHz service providers and users, as well as those operating across other LMR frequency bands.

    Management believes that as a fully integrated airtime, equipment and services provider, the combination of the three businesses provides a critical mass of products, services and research, operating, manufacturing, marketing, and distribution infrastructure to compete more effectively in each business' respective current markets, as well as in the broader LMR market segments which are not currently being addressed. Management believes that its ability to provide, in a coordinated manner, a broad range of low cost, technologically advanced products and services (including airtime in the 220MHz market under the Roamer One brand name; LM-based base stations, mobile radios, and handheld radios under the Securicor LM, Roamer One, and private label brand names; and non-LM based radios and products under the Midland brand name) to a diverse customer base, including dealers, systems integrators, systems operators, license holders and subscribers, provides it with a competitive advantage in the LMR market. Similarly, the Company's participation across broad segments and channels of the market will allow it to identify and address, through advanced technical solutions, end user needs as they emerge, as well as position it prominently in the effort to capture a significant portion of equipment sales and services to new entrants to the LMR market (e.g., 220 MHz market following the FCC auctions for additional licenses).

    Through the combined operations of Roamer One, U.S. LMR Distribution Business, and Radiocoms, New INTEK's market will have expanded considerably from providing airtime to potential Roamer One subscribers for the 166 constructed 220MHz licenses it manages in the U.S. to the total market of LMR service users and providers in the U.S. and abroad. LMR growth is driven by new user opportunities and requirements (E.G., mobile work force, wireless data applications, etc.) and the encouragement by regulatory bodies for users and providers to migrate to more spectrally efficient products.

                   DIRECTORS AND EXECUTIVE OFFICERS OF INTEK

    Pursuant to the terms of the Stock Purchase Agreement, effective immediately following the Closing, Nicholas R. Wilson, Harry Dunstan, Peter A. Heinke and Christopher Branston will resign as officers and directors of the Company and, in accordance with the provisions of the Company's Bylaws, the remaining members of the Company's Board of Directors (Messrs. Simmonds, Neibert and Wasserman) will fill three of the five vacancies created by these resignations by appointing the following three persons (leaving two vacancies on the Board of Directors) to the Company's Board of Directors: Edmund Hough, Peter Hilton and Robert Kelly. Set forth below is certain information regarding each of these persons, including their ages and information furnished by them as to their principal occupations for the last five years and certain other directorships and offices held by them:

                                                                               PROPOSED
                                                                            POSITIONS WITH                    DIRECTOR
                     NAME                           AGE                       THE COMPANY                       SINCE
-----------------------------------------------  ---------  -----------------------------------------------  -----------
Edmund Hough                                        51      Interim Chief Executive Officer and Director            N/A
Peter Hilton                                        55      Director; Chairman of Radiocoms                         N/A
Robert Kelly                                        39      Director                                                N/A

    EDMUND HOUGH

    Dr. Hough is the Chief Executive Officer of the Communication Division of Securicor and has served in this position since June 1992. Prior thereto, Dr. Hough was the Managing Director of Johnson Matthey Europe Limited from 1989 to May 1992 and the Managing Director of Hoeschst Paint Group Limited from 1985 to 1989. Dr. Hough is a director of Securicor and Cellnet Group Limited (a U.K. mobile telephone operator in which Securicor has a 40% interest).

    PETER HILTON

    Mr. Hilton is the Chairman of Radiocoms, and has served previously as the Managing Director of Radiocoms (or similar positions with predecessor companies) since May 1990. Prior thereto, Mr. Hilton served in various senior technical and management positions with the Radio Communications, Avionics and Marine Systems subsidiaries of The Plessey Company plc. Mr. Hilton is a Chartered Engineer and a Fellow of the Institute of Electrical Engineers.

    ROBERT KELLY

    Mr. Kelly has been a principal in the Washington, D.C. law firm of Kelly & Povich, P.C. since its formation in October, 1994 and currently serves as telecommunications counsel to Securicor. Mr. Kelly was a partner in the Washington, D.C. firm of Piper & Marbury from January, 1989 to March, 1992, was a sole practitioner from March, 1992 to February, 1993 and was a principal in the firm of Kelly, Hunter, Mow & Povich, P.C. from February, 1993 to October, 1994. Securicor has agreed to indemnify Mr. Kelly for certain liabilities arising out of his duties as a director of INTEK.

EXECUTIVE COMPENSATION

    The following table sets forth as of December 31, 1995 all compensation paid by the Company to the Company's Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus exceeds $100,000 (the "Named Executive Officers"). Upon the consummation of the Securicor Transaction, Messrs. Wilson and Simmonds (two of the Named Executive Officers) as well as Messrs. Dunstan and Heinke will resign as officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                       SECURITIES
                                        CAPACITY IN WHICH                                   CASH       UNDERLYING
NAME                                    COMPENSATION RECEIVED                           COMPENSATION     OPTIONS
--------------------------------------  ----------------------------------------------  -------------  -----------

Nicholas Wilson                         Chairman of the Board
                                        1995                                             $   158,750
                                        1994                                             $    20,000       40,000
                                        1993                                             $         0
John Simmonds                           Chief Executive Officer,
                                        INTEK Diversified Corporation
                                        1995                                             $         0(1)
                                        1994                                             $         0       40,000
                                        1993                                             $         0
Vincent P. Paul                         Vice Chairman of the Board,
                                        INTEK Diversified Corporation
                                        1995                                             $   200,000
                                        1994                                             $   200,000       40,000
                                        1993                                             $   200,000
David Neibert                           President, Roamer One
                                        Director and Executive Vice President, INTEK
                                        Diversified
                                        Corporation
                                        1995                                             $   131,000
                                        1994                                             $    80,000       40,000
                                        1993                                             $         0

------------------------
(1) Mr. Simmonds received compensation as a director of INTEK. See "Executive Compensation -- Director Compensation."

                                        FISCAL YEAR-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                               UNDERLYING OPTIONS/SARS  IN-THE MONEY OPTIONS/SARS
                            NAME                                AT FISCAL YEAR-ENDED      AT FISCAL YEAR-ENDED
-------------------------------------------------------------  -----------------------  -------------------------
Nicholas Wilson(1)                                                       40,000                $   170,000
John Simmonds                                                            40,000                $   170,000
Vincent P. Paul(1)                                                       40,000                $   170,000
David Neibert(2)                                                         40,000                $   170,000

------------------------

(1) All of these options have been excercised since the end of fiscal year 1995.

(2) Mr. Neibert has exercised 20,000 of his options since the end of fiscal year 1995.

INCENTIVE STOCK OPTION PLANS

    1988 PLAN

    In 1988, the stockholders of the Company approved the 1988 Key Employee Incentive Stock Option Plan (the "1988 Plan"). The 1988 Plan is intended to qualify as an "incentive stock option plan" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

    The 1988 Plan provides that, subject to adjustment as described below, 500,000 shares of the Company's Common Stock will be reserved for issuance upon the exercise of options to be granted. The stock options are exercisable over a period determined by the Stock Option Committee, but no longer than ten years after the date they are granted. The options are to be exercisable at a price equal to the fair market value (average of the closing per share bid and asked price of the Company's Common Stock on the date an option is granted) or 110% of fair market value for persons who have in excess of a 10% voting interest in all classes of the Company's stock prior to the date of grant. The dollar amount of options issued under the 1988 Plan in any calendar year is limited to $100,000 per person in value plus any unused limit carry-over.

    The 1988 Plan provides that the number of shares subject to the 1988 Plan, the outstanding options and their exercise prices are to be appropriately adjusted for mergers, consolidations, recapitalizations, stock dividends, stock splits, or combinations of shares.

    The 1988 Plan is administered by a Stock Option Committee consisting of not less than three members appointed by the Board of Directors. The Stock Option Committee has the authority to designate participants and to determine the terms and provisions of each option agreement and interpret and amend the Plan. The Board of Directors, upon recommendation of the Stock Option Committee, may terminate, amend or modify the 1988 Plan, except that the following actions may not be taken without the approval of the Company's stockholders: (1) increase in the number of shares of the Company's Common Stock available under the Plan (except for the adjustments referred to above); or (2) alteration in the method of determining the exercise price of options granted under the Plan.

    The persons eligible to receive options under the 1988 Plan are all officers or other key employees of the Company and its subsidiaries (as defined in the Plan). There have been no material amendments to the 1988 Plan since its inception.

    1994 PLAN

    The Company adopted the 1994 Stock Option Plan (the "1994 Plan") which provides for the granting of options for up to an aggregate 600,000 shares of the Company's Common Stock to key employees, officers or consultants of the Company. On July 5, 1995, the 1994 Plan was approved by the stockholders of INTEK. The options granted under the 1994 Plan will be exercisable at a price equal to or exceeding the market value per share on the date an option is granted. The dollar amount of options issued under the Plan in any calendar year is limited to 60,000 shares of Common Stock per person. The 1994 Plan provides for the administration of such plan by a committee of not less than two members of the Board of Directors of the Company.

    The 1994 Plan provides that the number of shares subject to the 1994 Plan, the outstanding options and exercise prices therefor, shall be adjusted in the event of a stock dividend, stock split, recapitalization, reorganization, merger or other event that causes a change in the capital structure of the Company.

    No further awards may be granted under the 1994 Plan after the passage of ten years from the date first approved by the stockholders of the Company. Further, any amendment that increases the aggregate number of shares of Common Stock covered by the 1994 Plan or otherwise causes the Plan to cease to satisfy any applicable condition of Rule 16b-3 under the Securities Exchange Act of 1934 is subject to approval of the stockholders of the Company.

    1994 DIRECTORS PLAN

    In September, 1994, the Board of Directors of the Company adopted the 1994 Directors Stock Option Plan (the "1994 Directors Plan") which provides for the granting of options of up to 300,000 shares of the Company's Common Stock to members of the Board of Directors of the Company. On July 5, 1995, the 1994 Directors Plan was approved by the stockholders of the Company. The 1994 Directors Plan provides that options granted under such plan will be exercisable at a price equal to or exceeding the market value per share on the date the option is granted.

OPTIONS IN THE LAST FISCAL YEAR

    The Company did not grant any options to any of the Named Executive Officers in 1995.

    Options for 57,500 shares of Common Stock of INTEK were exercised under the 1988 Key Employee Plan during 1995 and 7,500 options were terminated, leaving no outstanding options under this plan as of December 31, 1995. Options for 40,000 shares of Common Stock of INTEK were exercised under the 1994

Stock Option Plan and options were issued to four non-executive officer employees for a total of 72,000 shares at an exercise price of $5.875 per share. As of December 31, 1995, options for 412,000 shares were outstanding under the 1994 Stock Option Plan. No options under the 1994 Directors Plan were exercised in 1995.

SEP-IRA PLAN

    Olympic adopted a Simplified Employees Pension Individual Retirement Account Plan ("SEP-IRA") in 1979. The plan permitted Olympic to contribute up to 15% of a salaried employee's annual remuneration to any qualified SEP-IRA account of the employees' choice. The annual contribution, if any, is solely at the discretion of the Board of Directors and is not based on profits, sales or any other operational measure. Olympic no longer has any employees. No contribution was made to the SEP-IRA for the year ended December 31, 1995 and no further contributions are anticipated in the future.

EMPLOYMENT AGREEMENTS AND CONSULTING AGREEMENTS

    Pursuant to an oral consulting agreement between Roamer One Holdings and the Company, the Company paid $10,000 per month to Roamer One Holdings and in consideration thereof Roamer One Holdings made available the services of Nicholas R. Wilson, the Chairman of the Board, to the Company. This arrangement was terminated on June 30, 1995. The Company entered into a Consulting Agreement with Nicholas R. Wilson on July 1, 1995 for a period of three years commencing on July 1, 1995 and terminating June 30, 1998 and providing total annual compensation is $120,000, paid in monthly installments of $10,000. Mr. Wilson is not entitled to participate in any retirement, bonus, insurance or other employee benefit plan maintained by the Company for the benefit of its employees. Upon the consummation of the Transactions, this agreement may be continued at the option of the Company.

    Roamer One entered into an employment agreement with David Neibert, President of Roamer One on July 1, 1995. The employment period is three years commencing on July 1, 1995 and terminating June 30, 1998. Salary begins at $150,000 and increases by 7% at each anniversary date during the employment period. Mr. Neibert will receive a one-time bonus in an amount equal to 10% of gross subscriber billings of the Company in the first month that gross subscriber billings exceed $250,000.

    Pursuant to a management agreement dated September 23, 1994, the Company paid an annual management fee of $200,000 to Peter Paul Corporation, Inc., an affiliate of Anglo York Industries, Inc. ("Anglo York"), a stockholder of the Company. Peter Paul Corporation, Inc., made the services of Mr. Vincent Paul, Vice Chairman of the Board of Directors, available to the Company without additional compensation. The management agreement terminated on January 31, 1996 upon the death of Mr. Paul.

DIRECTOR COMPENSATION

    All directors are paid an annual director's fee of $4,000 plus $500 for each board meeting, special committee meeting or audit committee meeting. The annual maximum fee per director is $10,000. Vincent Paul was a member of the Board of Directors and the Audit and Stock Options Committees in 1995. Mr. Paul died in January, 1996. During his tenure, Mr. Paul was not paid any director's fees. Pursuant to a management agreement with Peter Paul Corporation, Inc., Mr. Paul's services were made available to the Company. See "-- Certain Relationships and Related Transactions." The director's fees for 1995 were:

                                                   UNPAID FEES
                            FEES      FEES PAID   ACCRUED AS OF
DIRECTOR'S NAME            EARNED      IN 1995      12/31/95
------------------------  ---------  -----------  -------------

Nicholas Wilson           $  10,000   $   7,500     $   2,500
Vincent Paul              $       0   $       0     $       0
John Simmonds             $   9,500   $   7,000     $   2,500
Harry Dunstan             $   9,000   $   7,000     $   2,000
Peter Heinke              $   8,500   $   6,500     $   2,000
Steven Wasserman          $  10,000   $   7,000     $   3,000
David Neibert             $  10,000   $   8,500     $   1,500
Christopher Branston      $  10,000   $   8,000     $   2,000

ELIMINATION OF DIRECTORS' LIABILITY; INDEMNIFICATION; INSURANCE

    ELIMINATION OF DIRECTORS' LIABILITY. As authorized by the DGCL, the Company's Restated Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of the Company shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Delaware law does not permit the elimination of liability, and the directors will be liable to the Company (a) for any breach of a director's duty of loyalty to the Company or its Stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) in respect of certain unlawful dividend payments or stock redemptions or repurchases or (d) for any transaction from which the director derived an improper benefit. The effect of this provision is to eliminate the rights of the Company and its stockholders (through derivative suits) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) (except in the situations described in clauses (a) through (d) above). These provisions do not alter the liability of directors under federal securities laws.

    INDEMNIFICATION. In addition, as authorized by the DGCL, the Company's Bylaws provide that, to the fullest extent permitted by Delaware law, the Company shall indemnify its executive officers and directors against all expenses (including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any pending or threatened action, suit or proceeding to which any executive officer or director is a party or is threatened to be made a party by reason of the fact that he or she is an executive officer or director of the Company if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that if the action or suit is by or in the name of the Company to procure a judgment in its favor and such person shall have been adjudged to be liable to the Company, indemnification will be provided only to the extent that the court determines upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper. Furthermore, expenses incurred by an executive officer or director in defending any action, suit or proceeding may be paid in full in advance of the final disposition of such action, suit or proceeding upon receipt by the Company of an undertaking from such executive officer or director to repay such amount if it ultimately shall be determined that he or she is not entitled to such indemnification.

    INSURANCE.   The Company  maintains on behalf of  its officers and directors insurance relating to their acts as officers and directors of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    GENERALLY. Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding ten percent or more of the Common Stock are required to report their ownership of Common Stock of the Company and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report any failure to file on a timely basis by such persons.

    SECTION 16(A) REPORTING DELINQUENCIES. Based solely upon a review of copies of reports filed with the Securities and Exchange Commission during the fiscal year ended December 31, 1995, except for Vincent Paul who filed one late report involving two transactions, Anglo York which filed two late reports involving two transactions and SCL which filed one late report involving one transaction, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    The Company has no compensation committee. Compensation decisions for the executive officers (other than grants of options which are determined by the Stock Option Committee consisting of Messrs. Branston and Wasserman) are made by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the information regarding the beneficial ownership of the Company's Common Stock as of October 1, 1996, by (a) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (b) each Director of the Company, (c) each nominee who will be appointed upon the consummation of the Transactions and (d) all Directors and Officers as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them.

                                      AMOUNT AND          PERCENT OF COMMON                 PERCENT OF
                                       NATURE OF               STOCK BEFORE         COMMON STOCK AFTER
                                      BENEFICIAL               TRANSACTIONS               TRANSACTIONS
NAME AND ADDRESS                       OWNERSHIP        (15,228,074 SH.)(1)        (40,227,074 SH.)(1)
-----------------------------------  -----------      ---------------------      ---------------------
Roamer One Holdings, Inc.             2,533,333 (2)                   16.6%                       6.3%
  1431 West 117th Street
  Cleveland, OH 44107
Simmonds Capital Limited              2,560,850 (3)                   15.6%                      12.2%(4)
  5255 Yonge Street, #1050
  Willowdale, Ontario, Canada
Anglo York Industries, Inc.             912,049 (5)                    6.0%                       2.3%
  1050 McNicoll Avenue, Unit 13
  Scarborough, Ontario
  M1W 2L8 Canada
Octagon Investments Limited             761,400                        5.0%                       1.9%
  LaTourgabd House
  Lomer Pollet
  St. Peter Port,
  Guernsey, Channel Islands GYI 4E
  A
Securicor International Limited         937,042                        6.2%                      64.5%(6)
  Sutton Park House
  15 Carshalton Road
  Sutton, Surrey SM 1 4LD
  United Kingdom
Nicholas R. Wilson(7)                 2,533,333                       16.6%                       6.3%
  7808 Veraqua Dr.
  Playa Del Rey, CA 90293
Harry Dunstan(8)                         45,000                        0.3%(4)                    0.1%
  RR #2
  Caledon East, Ontario
  Canada
John Simmonds(9)                         57,500                        0.4%                       0.1%
  44 Old Yonge Street
  North York, Ontario, Canada
  M2P 1P7
Peter Heinke(10)                         50,000                        0.3%                       0.1%
  RR #1 Clarksburg
  Ontario, Canada NOH 1JO
Steven L. Wasserman(11)                  65,000                        0.4%                       0.2%
  2800 Belgrave Road
  Pepper Pike, Ohio 44124
David Neibert(12)                        20,445                        0.1%                       0.1%
  24028 Clarington Dr.
  West Hills, CA 91304

                                      AMOUNT AND          PERCENT OF COMMON                 PERCENT OF
                                       NATURE OF               STOCK BEFORE         COMMON STOCK AFTER
                                      BENEFICIAL               TRANSACTIONS               TRANSACTIONS
NAME AND ADDRESS                       OWNERSHIP        (15,228,074 SH.)(1)        (40,227,074 SH.)(1)
-----------------------------------  -----------      ---------------------      ---------------------
Christopher Branston(13)                 25,000                        0.2%                       0.1%
  14 Willow Avenue
  Barnes, London
  SW13OLT England
Edmund Hough                                  0                          0%                         0%
Peter Hilton                                  0                          0%                         0%
Robert Kelly                                  0                          0%                         0%
All officers and directors            2,796,278                       18.4%                       7.0%
 as a group (7 persons)

------------------------
(1) Includes 13,799,150 shares of Common Stock outstanding at October 1, 1996, and options for 250,000 shares under the 1994 Stock Option Plan and 65,000 shares under the 1994 Directors Plan. On April 26, 1996, the Company sold a series of 6.5% Notes with attached warrants to qualified off-shore purchasers through Global Emerging Markets/Northeast Securities, Inc. pursuant to Regulation S under the Securities Act. The warrants are exercisable at discounts (ranging from 0% to 25%) from the market price of common stock on the exercise date. On October 1, 1996 $4,400,000 aggregate principal amount of notes were outstanding, and the attached warrants were exercisable at $3.85 (a 15% discount), for an aggregate of 1,113,924 shares.

(2) On June 16, 1995, Roamer One Holdings entered into an option agreement (the "SCL Option") with SCL pursuant to which SCL paid Roamer One Holdings $1,800,000 for an option to purchase up to 1,800,000 shares of Common Stock at a purchase price of $1.50 per share. The option may be exercised, in whole or in part, for a period of five years. Roamer One Holdings also entered into a pledge agreement granting to SCL a security interest in the shares subject to the option and depositing certificates representing the shares with R-M Trust Company as agent for SCL. Under the pledge agreement, Roamer One Holdings has the right to exercise any and all voting and other consensual rights pertaining to Roamer One Holdings's pledged shares. Roamer One Holdings is a private company controlled by Mr. Wilson, Chairman of the Board of the Company. Messrs. Neibert and Wasserman, directors of the Company, are officers, directors and shareholders of Roamer One Holdings. Through October 1, 1996, SCL had exercised options to acquire 1,066,667 shares of Company Common Stock from Roamer One Holdings.

    On October 3, 1996, MIC entered into a letter of intent (the "MEL Letter of Intent") with Roamer One Holdings providing for the sale by Midland Europe Limited, a wholly owned subsidiary of MIC ("MEL"), of MEL's business to Roamer One Holdings and the grant by MIC to Roamer One Holdings of a limited license to distribute LMR Products under the Midland marks in the conduct of the acquired business; all at a purchase price to be agreed upon (the "MEL Purchase Price"). SCL and Roamer One Holdings have further agreed that, on or before the closing of Roamer One Holdings' acquisition of the business of MEL, SCL will exercise such portion of the options held by SCL to acquire Company Common Stock from Roamer One Holdings as shall have an aggregate exercise price equal to or greater than that portion of the MEL Purchase Price payable in cash at closing. INTEK declined the opportunity to purchase the business of MEL.

(3) Includes 150,000 shares of Company Common Stock received pursuant to the Midland Transaction and excludes 2,350,000 shares of Company Common Stock held in escrow, which will be released upon consummation of the Securicor Transaction. On March 24, 1995, SCL purchased 45,000 shares of Common Stock at $4.25 per share from certain of SCL's employees, including certain officers and directors of the Company, and SCL has agreed, under the Employee Option Agreement dated as of April 7, 1995, to permit each employee from whom shares were purchased to repurchase the same number of such shares at $4.25 per share until March 31, 1997 subject to SCL's right to cancel these options upon 90 days' written notice. On June 16, 1995, SCL entered into an option agreement with Roamer One Holdings pursuant to which SCL paid Roamer One Holdings $1,800,000 for an option to purchase up to 1,800,000 shares of Company Common Stock at a purchase price of $1.50 per share. The option may be exercised, in whole or in part, for a period of five years. Through July 2, 1996, SCL had exercised options to acquire 1,066,667 shares of Company Common Stock.

(4) Includes 2,350,000 shares of Company Common Stock.

(5) Anglo York is a wholly-owned subsidiary of Anglo York Industries, Limited, an Ontario corporation ("Anglo Limited"). The outstanding voting securities of Anglo Limited are beneficially owned in equal amounts by three children of Vincent P. Paul who have obtained majority and by one child who is a minor and whose interest is held in Trust. Nancy A. Paul, the wife of Vincent Paul, is the Trustee of such Trust and may be deemed to beneficially own the shares of Company Common Stock beneficially owned by their minor child. Mrs. Paul disclaims beneficial ownership of the shares of Company Common Stock beneficially owned by any of her adult children. Mr. Paul died on January 31, 1996. Anglo York has pledged 1,000,049 shares of the Company Common Stock to the Royal Bank of Canada and 220,000 shares in the aggregate to Swiss Bank Corporation (Canada) to secure certain indebtedness of Anglo York. Accordingly, the Royal Bank of Canada and the Swiss Bank Corporation (Canada) may be deemed to be the respective beneficial owners of such shares. All of the shares pledged to Swiss Bank Corporation (Canada) were sold as of February 29, 1996. Of the 1,000,049 shares of Company Common Stock pledged to Royal Bank of Canada, 80,000 shares were sold as of March 5, 1996.

(6) Includes 25,000,000 shares to be issued to Securicor Communications as the purchase price pursuant to the terms of the Stock Purchase Agreement.

(7) Mr. Wilson controls Roamer One Holdings which beneficially owns 2,533,333 shares of Company Common Stock.

(8) On March 24, 1995, Mr. Dunstan sold 5,000 shares of Company Common Stock to SCL at $4.25 per share and SCL granted to Mr. Dunstan an option to purchase the same number of shares at $4.25 per share until March 31, 1997, subject to SCL's right to cancel such option upon 90 days' written notice. Pursuant to the 1994 Plan, Mr. Dunstan has an option to acquire 40,000 shares of Company Common Stock at an exercise price of $3.75 per share.

(9) On March 24, 1995, Mr. Simmonds sold 16,150 shares of Company Common Stock to SCL at $4.25 per share and SCL granted Mr. Simmonds an option to purchase the same number of shares at $4.25 per share until March 31, 1997, subject to SCL's right to cancel such option upon 90 days' written notice. Pursuant to the 1994 Plan, Mr. Simmonds has an option to acquire 40,000 shares of Company Common Stock at an exercise price of $3.75 per share.

(10) On March 24, 1995, Mr. Heinke sold 10,000 shares of Company Common Stock to SCL at $4.25 per share and SCL granted Mr. Heinke an option to purchase the same number of shares at $4.25 per share until March 31, 1997, subject to SCL's right to cancel such option upon 90 days' written notice. Pursuant to the 1994 Plan, Mr. Heinke has an option to acquire 40,000 shares of Company Common Stock at an exercise price of $3.75 per share.

(11) Pursuant to the 1994 Directors Plan, Mr. Wasserman has an option to acquire 40,000 shares of Company Common Stock at an exercise price of $3.75 per share.

(12) Pursuant to the 1994 Plan, Mr. Neibert has an option to acquire 20,000 shares of Company Common Stock at an exercise price of $3.75 per share.

(13) Pursuant to the 1994 Director Plan, Mr. Branston has an option to acquire 25,000 shares of Company Common Stock at an exercise price of $3.75 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Pursuant to a management agreement dated September 23, 1994, the Company paid an annual management fee of $200,000 to Peter Paul Corporation, Inc., an affiliate of Anglo York, a stockholder of the Company. Peter Paul Corporation, Inc., made the services of Mr. Vincent Paul, Vice Chairman of the Board of Directors, available to the Company without additional compensation. The management agreement terminated on January 31, 1996 upon the death of Mr. Paul. For each of the years ended December 31, 1995 and 1994, the Company paid management fees of $200,000 to Peter Paul Corporation, Inc.

    In November 1994, the Company borrowed $2,500,000 bearing 12% interest from Quest Capital. The Quest Loan was secured by a first mortgage on the Property and a guaranty by SCL. Quest Capital was issued a total of 262,000 shares of Company Common Stock as a loan commitment fee and compensation for two extensions to the maturity date. During the second quarter of 1995, the Company reduced the principal balance to $1,600,000 and on December 29, 1995 the Company issued 336,842 shares of Company Common Stock to Quest Capital as payment in full of the principal then due.

    Roamer One, Inc. borrowed $150,000 from SCL evidenced by a short-term, non-interest bearing note in October, 1994 and repaid the obligation in November, 1994.

    Pursuant to an oral consulting agreement between Roamer One Holdings and the Company, the Company paid $10,000 per month to Roamer One Holdings and Roamer One Holdings made available the services of Mr. Wilson, Chairman of the Board of the Company, to the Company. This arrangement was terminated on June 30, 1995. The Company entered into a Consulting Agreement with Mr. Wilson on July 1, 1995 for a period of 3 years commencing on July 1, 1995 and terminating June 30, 1998 and providing total annual compensation of $120,000, paid in monthly installments of $10,000. Mr. Wilson is not entitled to participate in any retirement, bonus, insurance or other employee benefit plan maintained by the Company for the benefit of its employees. For the year ended December 31, 1995, the Company incurred $100,000 and paid $90,000 to Mr. Wilson pursuant to this agreement. In addition, the Company paid $30,000 to Mr. Wilson that had been accrued as of December 31, 1994. Upon the consummation of the Securicor Transaction, this agreement may be continued at the option of the Company.

    Pursuant to an oral management agreement between SCL and the Company, the Company pays SCL $10,000 per month and SCL makes available the services of Messrs. Simmonds, Dunstan and Heinke, each of whom are officers and directors of the Company, to the Company. For the year ended December 31, 1995, the Company incurred $100,000 and paid $90,000 to SCL pursuant to this agreement. In addition, the Company paid $30,000 to SCL that had been accrued as of December 31, 1994. The Company is reimbursing SCL for the services of Mr. Heinke related to the Transactions at the hourly rate of $75.00 per hour. Upon the consummation of the Securicor Transaction, this agreement may be terminated at the option of the Company.

    Pursuant to an oral consulting agreement between Simmonds Mercantile and Management Inc. ("SMM"), a company controlled by SCL, the Company pays SMM $8,000 per month for consulting services. For the year ended December 31, 1995, the Company incurred $112,000 and paid $104,000 to SMM pursuant to this agreement. Upon the consummation of the Securicor Transaction, this agreement may be terminated at the option of the Company.

    Pursuant to a Financing Agreement and related agreements between the Company, Roamer One, SCL and LMT, LMT has delivered approximately $4,000,000 worth of base station equipment and mobile radios in exchange for 937,042 shares of Company Common Stock to Securicor International Limited. Pursuant to the Financing Agreement, such shares were issued at a share price of $4.26875. The financing agreement calls for Roamer One to purchase a total of approximately $7.9 million in equipment. As of June 30, 1996, Roamer One had purchased $5.4 million worth of equipment. On May 7, 1996, the Company wired approximately $2 million to Radiocoms towards a yet to be determined quantity of LMT equipment.

    On September 27, 1996, the Company issued a purchase order relative to the deposit paid to Radicoms for LMT equipment, against which approximately $400,000 worth of equipment has been delivered. The balance is scheduled to be delivered prior to the end of December 1996.

    The Company and SCL have an arrangement whereby Roamer One purchases equipment and installation services from SCL. During the twelve months ended December 31, 1995, Roamer One, Inc. purchased $9,298,209 of radio equipment and installation services from SCL. Previous accounts payable for equipment totaled $1,212,300. Roamer One made payments to SCL totaling $7,941,802 leaving a balance of $2,568,707 as of December 31, 1995. On February 29, 1996, Roamer One made a payment to SCL in the amount of $2,300,000. As of June 30, 1996, the Company has a balance of $14,000 owing to SCL.

    On September 23, 1994, the Company and SCL, Roamer One Holdings, Anglo York Industries, Inc. and Harold Davis (collectively referred to as the "Holders") entered into a Registration Rights Agreement to provide the Holders with certain demand and "piggy-back" registration rights with respect to the Company's Common Stock owned by the Holders. This Agreement will be replaced by a Registration Rights Agreement to be entered into at Closing by and among the Company and certain of its stockholders, including SCL, MIC, Roamer One Holdings, Securicor Communications, Securicor International Limited, Anglo York, Choi & Choi and Octagon Investments Limited. See "THE SECURICOR TRANSACTION -- Terms of the Registration Rights Agreement."

    Kohrman Jackson & Krantz, a Cleveland, Ohio law firm, of which Mr. Wasserman is a partner, performs legal services for the Company and its subsidiaries. Mr. Wasserman is a member of the Company's Board of Directors and is the Secretary of the Company. Mr. Wasserman receives $1,000 a month as compensation for his services as the Secretary of the Company. The law firm received fees of $162,097 in 1995 and $8,856 in 1994 from INTEK. Mr. Wasserman was formerly a principal with the law firm of Honohan, Harwood, Chernett & Wasserman, which received fees of $23,722 in 1994 from INTEK.

    On February 29, 1996, the Company borrowed $2.5 million from Mees Pierson through the issuance of the Debenture. The loan was due on August 31, 1996 and bears interest at a rate based on the Bank of America Prime Rate. The loan is secured by the land and building owned by Olympic (the "Property") and by the equipment related to 15 Category I licenses. A closing fee was paid to Mees Pierson ICS Limited of 50,000 shares of Company Common Stock issued under Regulation S of the Securities Act. An agency fee of $25,000 cash was paid to Octagon Capital Canada Corporation. At June 30, 1996, Octagon Investments, Ltd had beneficial interest in 5.0% of the outstanding Company Common Stock. On August 13, 1996, Mees Pierson agreed in writing to extend the repayment date to the earlier of the completion of the sale of the Property and October 31, 1996. INTEK paid to Mees Pierson accrued interest through August 31, 1996, issued 25,000 shares of Company Common Stock to Mees Pierson and issued 5,000 shares of Company Common Stock to Octagon Capital Corporation in exchange for the extension.

    In anticipation of INTEK's acquisition of the U.S. LMR Distribution Business, and to facilitate the future business objectives of Midland USA subsequent to the Midland Transaction, INTEK agreed to advance up to $1,800,000 to key vendors of MIC for product purchases to be received after August 1, 1996. On May 10, 1996, INTEK arranged for a combination of letters of credit and wire transfers of U.S. Dollars and Japanese Yen representing, in the aggregate, approximately $1,560,000. On June 25, 1996, INTEK advanced an additional $236,529 to a key vendor for deposit against purchase orders submitted by MIC and due for shipment during October, 1996. In connection with these advances, MIC established Midland USA as a "Midland Affiliate" entitled to purchase, at net cost, product directly from Hitachi pursuant to the Hitachi Supply Agreement. INTEK also was indemnified by SCL against any and all losses that it might incur relative to its advances on behalf of MIC. Midland USA was granted control over the shipments from Hitachi that related to the purchase orders for which INTEK or Midland USA had posted payment. Simultaneously upon the closing of the Midland Transaction, INTEK was paid $1,350,000 and will receive the balance of the advances on October 20, 1996.

    The Company believes that the terms of the transactions and the agreements described above are on terms at least as favorable as those which it could otherwise have obtained from unrelated parties. On-going and future transactions with related parties will be (1) on terms at least as favorable as those which the Company would be able to obtain from unrelated parties; (2) for bona fide business purposes; and (3) approved by a majority of the disinterested and non-employee directors.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors met two times and held meetings by telephonic conference nine times during fiscal 1995. With the exception of Messrs. Branston, Wilson and Heinke, who each missed two meetings, and Mr. Dunstan, who missed one meeting, each director attended all of the meetings of the Board of Directors and meetings of the committees on which he served.

    The Audit Committee currently consists of Messrs. Wasserman and Branston. Until his death, Mr. Paul together with Mr. Wasserman served on and comprised this Committee. The purpose of the Audit Committee is to review the accounting and reporting principles, policies and practices followed by the Company and the adequacy of the Company's internal, financial and operating controls. The Audit Committee met once in 1995.

    The Stock Option Committee consists of Mr. Branston and Mr. Wasserman. The purpose of the Stock Option Committee is to administer the Company's stock option plans. The Stock Option Committee met once in 1995.

BOARD REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors of the Company is responsible for reviewing the Company's compensation policies and programs applicable to the Company's executive officers, except stock option grants which are administered by the Stock Option Committee. As disclosed in the Summary Compensation Table, the Company paid no compensation to its Chief Executive Officer for the year ended December 31, 1995. The Company has no compensation committee of the Board of Directors and the Board of Directors has not adopted compensation policies, since most management services are provided by executives of SCL and Roamer One Holdings, the principal stockholders of the Company. The Company has paid management fees to each of SCL and Roamer One Holdings at the rate of $10,000 per month since October 1, 1994.

    Stock options have been granted to all of the incumbent directors of the Company to recognize their contributions for services to the Company and to provide additional incentive to retain them.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the Nasdaq Stock Market Index, the Nasdaq Telecommunication Stocks Index (which includes wireless telecommunications companies that are quoted on the Nasdaq Stock Market) and the Nasdaq Non-Financial Stocks Index (which includes manufacturing companies that are quoted on the Nasdaq Stock Market). Cumulative total return for each of the periods shown in the Performance Graph are measured assuming an initial investment of $100 on December 29, 1989, and the reinvestment of any dividends.

            COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN AMONG
              INTEK DIVERSIFIED CORPORATION, NASDAQ STOCK MARKET,
                        NASDAQ TELECOMMUNICATIONS STOCKS
                        AND NASDAQ NON-FINANCIAL STOCKS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    INTEK DIVERSIFIED
FISCAL YEAR ENDED DECEMBER 31          CORPORATION           THE NASDAQ STOCK MARKET (US)   NASDAQ TELECOMMUNICATIONS STOCKS
1990                                               100.000                         100.000                            100.000
1991                                               160.000                         160.584                            137.922
1992                                               740.000                         186.866                            169.399
1993                                               140.000                         214.511                            261.200
1994                                               920.000                         209.686                            215.953
1995                                             2,440.000                         296.304                            259.936


FISCAL YEAR ENDED DECEMBER 31  NASDAQ NON-FINANCIAL STOCKS
1990                                                100.000
1991                                                160.983
1992                                                176.069
1993                                                203.323
1994                                                194.855
1995                                                267.923

INTEK DIVERSIFIED CORPORATION, NASDAQ STOCK MARKET, NASDAQ TELECOMMUNICATIONS STOCKS AND NASDAQ NON-FINANCIAL STOCKS

    On September 23, 1994, the Company acquired the business of Simrom pursuant to the Merger of Simrom into a subsidiary of the Company. Subsequent to the Merger, the Company redirected its business from the Plastics Business to the business of developing and managing 220 MHz SMR Systems in the U.S. utilizing the recently licensed 220 MHz. By May 15, 1995, the Company sold substantially all of the operating assets of Olympic as part of repositioning its business into the communications industry. Management has selected the Nasdaq Non-Financial Stock Index (which includes manufacturing companies) as a meaningful index against which to measure the Company's performance prior to September 1994, as the Company was a manufacturing company in the Plastics Business. The Company has also selected the Nasdaq Telecommunication Stocks Index as a meaningful index against which to measure the Company's performance since subsequent to the September 1994 merger, the Company redirected its business into the communications industry. As of December 31, 1995, a $100 investment made  in September,  1994 (the  month and  year in  which the  Merger occurred) would have increased to $110 if invested in the Nasdaq Telecommunications Stock Index, and $213 if invested in the Company.

                                  ACCOUNTANTS

    Arthur Andersen LLP is the independent accountant of the Company. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, and will be available to respond to appropriate questions.

    Baker Tilly, Chartered Accountants, are the independent accountants of Radiocoms. A representative of Baker Tilly is expected to be present at the Annual Meeting, and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1997 Annual Meeting of Stockholders must deliver a proposal, in accordance with the requirements of the Company's Bylaws, to the Company's principal executive office located at 970 West 190th Street, Suite 720, Torrance, California 90502, sent to the attention of David
Neibert, no later than        . No stockholder proposals were submitted for  the
1996 Annual Meeting.

                                 OTHER MATTERS

    The Board of Directors of the Company is not aware of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

    You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING ON WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENT SCHEDULES WHICH ARE A PART THEREOF. WRITTEN REQUEST SHOULD BE DIRECTED TO DAVID NEIBERT, INTEK DIVERSIFIED CORPORATION, 970 WEST 190TH STREET, SUITE 720, TORRANCE, CALIFORNIA 90502.

                                          By Order of the Board of Directors,

       , 1996                               STEVEN L. WASSERMAN, Secretary

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------
SECURICOR RADIOCOMS LIMITED AND AFFILIATES
  Independent Auditors' Report.............................................................................        F-2
  Combined Balance Sheets at September 30, 1994 and 1995 and June 30, 1996 (unaudited).....................        F-3
  Combined Statement of Operations for the Years Ended September 31, 1993, 1994 and 1995 and for the Nine
   Months Ended June 30, 1995 and 1996 (unaudited).........................................................        F-5
  Combined Statements of Cash Flows for the Years Ended September 30, 1993, 1994 and 1995 and for the Nine
   Months Ended June 30, 1995 and 1996 (unaudited).........................................................        F-6
  Notes to Combined Financial Statements...................................................................        F-7

MIDLAND INTERNATIONAL CORPORATION -- U.S. OPERATIONS
  Report of Independent Auditors...........................................................................       F-19
  Balance Sheets at December 31, 1995 and 1994.............................................................       F-20
  Statements of Operations and Net Worth for the Years Ended December 31, 1994 and 1995 and for the
   Two-Month Period Ended December 31, 1993................................................................       F-21
  Statements of Cash Flows for the Years Ended December 31, 1994 and 1995 and for the Two-Month Period
   Ended December 31, 1993.................................................................................       F-22
  Notes to Financial Statements for the Years Ended December 31, 1995 and 1994 and for the Two-Month Period
   Ended December 31, 1993.................................................................................       F-23
  Report of Independent Auditors...........................................................................       F-32
  Balance Sheet at October 31, 1993........................................................................       F-33
  Statement of Operations and Net Worth for the Ten-Month Period Ended October 31, 1993....................       F-34
  Statement of Cash Flows for the Ten-Month Period Ended October 31, 1993..................................       F-35
  Notes to Financial Statements for the Ten-Month Period Ended October 31, 1993............................       F-36
  Unaudited Financial Statements...........................................................................
  Balance Sheet at June 30, 1996...........................................................................       F-39
  Statements of Operations and Net Worth for the Six-Month Periods Ended June 30, 1995 and 1996
   (unaudited).............................................................................................       F-40
  Statements of Cash Flows for the Six-Month Periods Ended June 30, 1995 and 1996 (unaudited)..............       F-41
  Notes to Unaudited Financial Statements..................................................................       F-42

INTEK DIVERSIFIED CORPORATION
  Independent Auditors' Report.............................................................................       F-43
  Consolidated Balance Sheets at December 31, 1994, 1995 and at June 30, 1996..............................       F-44
  Consolidated Statements of Operations for the Years Ended December 31, 1994 and 1995 and for the
   Six-Months Ended June 30, 1996 and 1995.................................................................       F-46
  Consolidated Statements of Operations for the Period February 4, 1994 through June 30, 1996..............       F-47
  Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and 1996 and for the
   Six-Months Ended June 30, 1996..........................................................................       F-48
  Consolidated Statements of Cash Flows for the Period February 4, 1994 through June 30, 1996..............       F-49
  Notes to Consolidated Financial Statements...............................................................       F-50

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Directors and Shareholder of
Securicor Communications Limited

    We have audited the accompanying combined balance sheets of Securicor Radiocoms Limited and Affiliates as of September 30, 1994 and 1995, and the related combined statements of operations, and cash flows for the three years ended September 30, 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom which are substantially the same as those used in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Securicor Radiocoms Limited and Affiliates at September 30, 1994 and 1995 and the combined results of their operations and their cash flows for the three years in the period ended September 30, 1995 in conformity with generally accepted accounting principles used in the United States of America.

London, England
 June 19, 1996
 except for Note 16,
 as to which the date                          BAKER TILLY
 is September 23, 1996                         Chartered Accountants

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES

                            COMBINED BALANCE SHEETS
                                     ASSETS
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

                                                                   SEPTEMBER 30,           JUNE 30,
                                                                --------------------  -------------
                                                                     1994       1995           1996
                                                                ---------  ---------  -------------
                                                                                       (UNAUDITED)
CURRENT ASSETS
  Cash and cash equivalents                                     L     171  L     380      L     113
  Accounts receivable net of allowance for doubtful accounts
   of:                                                               3564       8171           8179
  L101 in September 1994
  L300 in September 1995
  L35 in June 1996
  Inventories                                                        3056       9541          11148
  Prepaid expenses and other current assets                           870       1345           2098
                                                                ---------  ---------  -------------
  Total current assets                                               7661      19437          21538
                                                                ---------  ---------  -------------

INVESTMENT in EF Johnson Inc., at cost                                 --         --           6290

PROPERTY & EQUIPMENT, at cost
 less accumulated depreciation                                       2572       3126           2994

EQUIPMENT FOR RENTAL on operating leases, at cost                    2126       2659           3085
  Less accumulated depreciation                                     (1230)     (1552)         (1820)
                                                                ---------  ---------  -------------
                                                                      896       1107           1265
                                                                ---------  ---------  -------------
GOODWILL, net of accumulated amortization                             378         --             --
                                                                ---------  ---------  -------------
Total assets                                                    L   11507  L   23670      L   32087
                                                                ---------  ---------  -------------
                                                                ---------  ---------  -------------

      The accompanying notes are an integral part of these balance sheets.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES

                            COMBINED BALANCE SHEETS
                      LIABILITIES AND SHAREHOLDER'S EQUITY
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

                                                                  SEPTEMBER 30,           JUNE 30,
                                                               --------------------  -------------
                                                                    1994       1995           1996
                                                               ---------  ---------  -------------
                                                                                      (UNAUDITED)
CURRENT LIABILITIES
  Bank overdraft                                               L     286  L     368         L  225
  Accounts payable                                                  2423       3588           2273
  Accrued expenses                                                   653       1334           2212
  Deferred income                                                     --       1268            648
  Taxes, other than income taxes                                      62        102            147
  Related party loan payable to Securicor Communications
   Limited (interest bearing)                                       2582      10521          17429
                                                               ---------  ---------  -------------
Total current liabilities                                           6006      17181          22934
                                                               ---------  ---------  -------------
  Related party loan payable to Securicor Communications
   Limited (non-interest bearing)                                  12760      14600          20890
  Deferred income taxes                                              165         50             50
                                                               ---------  ---------  -------------
                                                                   12925      14650          20940
                                                               ---------  ---------  -------------
SHAREHOLDER'S EQUITY (DEFICIT)
  Common stock                                                       120        120            120
  (L1 par value; 230,000 shares authorised; 120,002 shares
   issued and outstanding)
  Deficit                                                          (7544)     (8281)        (11907)
                                                               ---------  ---------  -------------
Total shareholder's equity (deficit)                               (7424)     (8161)        (11787)
                                                               ---------  ---------  -------------
Total liabilities and shareholder's equity (deficit)           L   11507  L   23670         L32087
                                                               ---------  ---------  -------------
                                                               ---------  ---------  -------------

      The accompanying notes are an integral part of these balance sheets.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
                       COMBINED STATEMENTS OF OPERATIONS
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

                                                                                     NINE MONTHS ENDED
                                                   YEARS ENDED SEPTEMBER 30,              JUNE 30,
                                               ----------------------------------  ----------------------
                                                     1993        1994        1995        1995        1996
                                               ----------  ----------  ----------  ----------  ----------
                                                                                        (UNAUDITED)

NET SALES:
  Third parties                                 L    3226   L    6017   L   12913   L    8237   L    6557
  Related parties                                    3274        4826        6210        4654        4785
                                               ----------  ----------  ----------  ----------  ----------
                                                     6500       10843       19123       12891       11342
Rental income                                         666        1126        1396        1016        1138
                                               ----------  ----------  ----------  ----------  ----------
                                                     7166       11969       20519       13907       12480
Cost of goods sold                                   4767        7429       12227        8871       10245
                                               ----------  ----------  ----------  ----------  ----------
Gross profit                                         2399        4540        8292        5036        2235
Selling, general and administrative expenses         3326        5557        7080        4554        4923
Research & Development expenses                      1010        1169        1782        1197        1536
Provision for doubtful accounts                        --          10         309          28          40
                                               ----------  ----------  ----------  ----------  ----------
Operating loss                                      (1937)      (2196)       (879)       (743)     (4,264)
Interest expense                                     (152)       (156)       (322)       (204)       (792)
                                               ----------  ----------  ----------  ----------  ----------
Loss from continuing operations                     (2089)      (2352)      (1201)       (947)      (5056)
Income tax provision/(benefit)                       (204)       (186)       (464)       (348)      (1430)
                                               ----------  ----------  ----------  ----------  ----------
Net loss                                        L   (1885)  L   (2166)  L    (737)  L    (599)  L   (3626)
                                               ----------  ----------  ----------  ----------  ----------
                                               ----------  ----------  ----------  ----------  ----------

 The accompanying notes are an integral part of these statements of operations.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
                       COMBINED STATEMENTS OF CASH FLOWS
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

                                                                                      NINE MONTHS ENDED
                                                    YEARS ENDED SEPTEMBER 30,              JUNE 30,
                                                ----------------------------------  ----------------------
                                                      1993        1994        1995        1995        1996
                                                ----------  ----------  ----------  ----------  ----------
                                                                                         (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                       L   (1885)  L   (2166)  L    (737)  L    (599)  L   (3626)
                                                ----------  ----------  ----------  ----------  ----------
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
 USED IN OPERATING ACTIVITIES:
  Depreciation and amortization                        707        1561        1074         535         525
  Deferred income taxes                                117          (5)       (115)        (87)         --
  Loss (gain) on sale of fixed assets                   --          (3)         --         (40)         (8)
  Provision for doubtful accounts                       --          10         309          28          40
CHANGES IN ASSETS AND LIABILITIES:
  Decrease (increase) in:
  Accounts receivable                                 (931)      (1544)      (4916)      (2203)        (48)
  Inventories                                         (770)      (1414)      (6485)      (4449)      (1607)
  Prepaid expenses and other current assets           (147)       (416)       (475)      (1360)       (753)
  Increase (decrease) in:
  Accounts payable                                    (443)        798        1165         (53)      (1315)
  Accrued expenses                                    (100)       (464)        681         391         878
  Deferred income                                       --          --        1268        1820        (620)
  Taxes, other than income taxes                        --         (78)         40          25          45
                                                ----------  ----------  ----------  ----------  ----------
TOTAL ADJUSTMENTS                                    (1567)      (1555)      (7454)      (5393)      (2863)
                                                ----------  ----------  ----------  ----------  ----------
Net cash (used in) operating activities              (3452)      (3721)      (8191)      (5992)      (6489)
                                                ----------  ----------  ----------  ----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                (956)      (1688)      (1496)       (791)       (561)
  Acquisition of PMR                                  (510)         --          --          --          --
  Proceeds from sale of fixed assets                    --         596          35          63          18
                                                ----------  ----------  ----------  ----------  ----------
Net cash used in investing activities                (1466)      (1092)      (1461)       (728)       (543)
                                                ----------  ----------  ----------  ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on capital lease
   obligations                                          --          (9)         --          --          --
  Net change in bank overdraft                          97        (224)         82         (63)       (143)
  Related party loan proceeds                         4628        5198        9779        6703        6908
                                                ----------  ----------  ----------  ----------  ----------
Net cash provided by financing activities             4725        4965        9861        6640        6765
                                                ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in cash and cash
 equivalents                                          (193)        152         209         (80)       (267)
Cash and cash equivalents at beginning of
 period                                                212          19         171         171         380
                                                ----------  ----------  ----------  ----------  ----------
Cash and cash equivalents at end of period       L      19   L     171   L     380   L      91   L     113
                                                ----------  ----------  ----------  ----------  ----------
                                                ----------  ----------  ----------  ----------  ----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION:
  Cash paid for interest                         L     240   L     139   L     145   L     204   L     792
  Cash received for income tax (group tax
   relief receipt)                               L    (214)  L    (268)  L    (201)  L      --   L     (90)

 The accompanying notes are an integral part of these statements of cash flows.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 1 -- ORGANIZATION AND NATURE OF BUSINESS

    Securicor Communications Limited, a wholly owned subsidiary of Securicor plc a publicly held company whose shares are traded on the London Stock Exchange
("Securicor Communications"), had three wholly owned subsidiaries. These companies subsequently referred to as the "Company" are: Securicor Radiocoms Limited, Linear Modulation Technology Limited, and Securicor Electronics Limited.

    The Company designs, develops and manufactures a range of land mobile radio products using linear modulation technology. The Company also provides technical and project management expertise for "turn-key" custom engineered land mobile radio communications systems and radio equipment for businesses, using products purchased from established manufacturers.

    On March 8, 1996, the Company, together with Securicor Communications reached an agreement in principle to combine the operations of the Company with certain operations of Midland International Corporation ("Midland"), a company located in the United States engaged in the sale and distribution in the U.S. of land mobile radio products bearing the Midland trademark and INTEK Diversified Corporation ("INTEK"), a publicly held company located in the United States which is engaged in the business of developing, constructing and managing a specialized radio network in the United States.

    Pursuant to the terms of a stock purchase agreement dated June 18, 1996 (the "Stock Purchase Agreement"), INTEK will acquire from Securicor Communications the common stock of Securicor Radiocoms Limited ("Radiocoms") in exchange for approximately 65% of the common stock of INTEK ("the Securicor Transaction"). The Company believes that the Securicor Transaction will be accounted for as a reverse acquisition with the Company as the Acquirer and INTEK and Midland as the Acquirees.

NOTE 2 -- FINANCIAL STATEMENT PRESENTATION

    The combined financial statements include the combined results of Radiocoms and its wholly owned subsidiaries; Private Mobile Radio Limited ("PMR") which was acquired on March 1, 1993; and SOCOM Group Limited ("SOCOM") acquired on June 30, 1993, combined with Securicor Electronics Limited ("SEL") and Linear Modulation Technology Limited ("LMT"). All material intercompany transactions have been eliminated in combination.

    Effective October 1, 1995, the assets and liabilities of SEL and LMT were transferred to Radiocoms at historical value.

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")

    These financial statements have been prepared in accordance with GAAP used in the United States. Such accounting principles differ in certain respects from United Kingdom GAAP, which is applied by the Company for local and statutory financial reporting purposes. In addition, certain reclassifications and changes in terminology have been made to the financial statements previously issued in order that these financial statements conform with reporting practices prevailing in the United States.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

    The Company considers highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at September 30, 1994 and 1995 and June 30, 1996.

INVENTORIES

    Inventories are stated at the lower of cost (first-in, first-out basis) or market value. Inventories include purchased parts, labour, and overhead.

INVESTMENT IN E. F. JOHNSON COMPANY.

    The investment in E. F. Johnson Company ("EFJ") is stated at cost.

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives as follows:

Buildings                                 11 to 50 years
Property and equipment                    3 to 10 years
Equipment for rental on operating leases  3 to 5 years

    Gains and losses on disposal are recognized in the year of the disposition. Expenditures for repairs and maintenance are charged to expense as incurred, and significant renewals and betterments are capitalized.

GOODWILL

    Goodwill represents the excess of cost over the fair value of net assets acquired. Goodwill of L1,517 was being amortized on a straight line basis over two years and is presented net of accumulated amortization of L1,139 and L1,517, and L1,517 at September 30, 1994 and 1995 and June 30, 1996, respectively.

REVENUE RECOGNITION

    Revenue related to system and mobile sales is recognized at the time of title transfer, which ordinarily occurs at the time of shipment. From time to time, customers request delayed shipment. If the Company's substantial performance obligations otherwise have been fulfilled, revenue on such delayed shipment transactions generally is recognized upon acceptance of goods by the customer at the Company's facility. Revenue related to service activities and sale of items from inventory is recognized when the service has been performed or when the items are shipped. Revenue from long term contracts is recognized as the units are completed.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RENTAL INCOME

    Rental Income is recognized on short term operating leases on a straight line basis over the life of the lease. The assets from which the income is derived are capitalized on the balance sheet and called "Equipment for rental on operating leases".

RESEARCH AND DEVELOPMENT

    Research and development costs are charged to expense as incurred.

FOREIGN CURRENCY

    Transactions in foreign currencies are recorded at the prevailing exchange rate at the time of the related transactions. Assets and liabilities denominated in foreign currencies are translated into British Sterling at the exchange rate at the balance sheet date. The related transaction gains and losses are recognized in the statement of operations as they occur and historically have not been material.

INCOME TAXES

    The Company accounts for income taxes using the liability method in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The liability method provides that deferred tax assets and liabilities are recorded based on the difference between the tax bases of assets and liabilities and their carrying amount for financial reporting purposes, as measured by the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

CONCENTRATIONS OF CREDIT RISK

    The equipment sales and contract manufacturing parts of the business have a broad range of established customers. In contrast, the sale of communications systems is a new market with a limited number of customers in an emerging overseas environment and consequently may involve greater credit risks. The Company has derived a substantial amount of its sales from related parties. No formal agreements exist to continue on the same terms or volume of business in the future. To the extent these sales do not continue, it may adversely affect the Company's financial position and results of operations.

UNAUDITED INTERIM FINANCIAL INFORMATION

    The unaudited balance sheet as of June 30, 1996 and the unaudited statements of operations and cash flows for the nine month periods ended June 30, 1995 and 1996 (interim financial information), have been prepared on the same basis as the audited financial statements included herein. In the opinion of the Company, the interim financial information includes all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the results of the interim periods.

    Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted from the interim financial information. The results of operations for the nine months ended June 30, 1996 may not be indicative of the operating results for the full year or any interim period.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 4 -- ACCOUNTS RECEIVABLE

    Accounts receivable consist of the following:

                                                                    SEPT 30,     SEPT 30,     JUNE 30,
                                                                        1994         1995         1996
                                                                  -----------  -----------  -----------
Billed                                                                 L3665        L7857        L6017
Unbilled contract amounts                                                 --          614         2197
                                                                  -----------  -----------  -----------
                                                                        3665         8471         8214
Allowance for doubtful accounts                                         (101)        (300)         (35)
                                                                  -----------  -----------  -----------
                                                                       L3564        L8171        L8179
                                                                  -----------  -----------  -----------
                                                                  -----------  -----------  -----------

NOTE 5 -- INVENTORIES

    Inventories consist of the following:

                                                                   SEPT 30,    SEPT 30,   JUNE 30,
                                                                       1994        1995       1996
                                                                 -----------  ---------  ---------
Raw materials                                                     L     697       L3998      L4430
Work in progress                                                       1507        3746       1085
Finished goods                                                          852        1797       5633
                                                                 -----------  ---------  ---------
                                                                      L3056       L9541     L11148
                                                                 -----------  ---------  ---------
                                                                 -----------  ---------  ---------

NOTE 6 -- PREPAID EXPENSES AND OTHER CURRENT ASSETS

                                                                    SEPT 30,     SEPT 30,     JUNE 30,
                                                                        1994         1995         1996
                                                                  -----------  -----------  -----------
Taxation                                                                L207    L     355    L    1578
Other debtors                                                              2          533           --
Prepaid expenses                                                         661          457          520
                                                                       -----   -----------  -----------
                                                                        L870    L    1345    L    2098
                                                                       -----   -----------  -----------
                                                                       -----   -----------  -----------

NOTE 7 -- PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                   SEPT 30,   SEPT 30,    JUNE 30,
                                                                       1994       1995        1996
                                                                  ---------  ---------  -----------
Land                                                              L     320  L     320   L     320
Buildings                                                              1470       1470        1470
Manufacturing equipment                                                1307       1714        1816
Office furniture and equipment                                         1004       1496        1519
                                                                  ---------  ---------  -----------
                                                                       4101       5000        5125

Less: accumulated depreciation and amortization                       (1529)     (1874)      (2131)
                                                                  ---------  ---------  -----------
                                                                  L    2572  L    3126   L    2994
                                                                  ---------  ---------  -----------
                                                                  ---------  ---------  -----------

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 8 -- BANK OVERDRAFT

    The bank overdraft bears interest at 1% over prevailing the UK bank base rates, (6.75%, 7%, and 6.75% at September 30, 1994, 1995 and at June 30, 1996,
respectively). Interest is payable monthly and the overdraft is unsecured.

NOTE 9 -- RELATED PARTY TRANSACTIONS

    (A)  At  September 30,  1994 and  1995 and  June 30,  1996, the  Company had
borrowings from Securicor Communications of L15,342, L25,121 and L38,319, respectively. The current portion bears interest at 1% over base rate, (6.75%, 7%, and 6.75% at September 30, 1994 and 1995 and at June 30, 1996,
respectively).

    Amounts payable beyond one year have no specified repayment date and are non-interest bearing. Further details regarding these loans are provided in Note 16(A).

    (B) Other related party transactions include:

                                                                SEPTEMBER 30,                 JUNE 30,
                                                       -------------------------------  --------------------
                                                            1993       1994       1995       1995       1996
                                                       ---------  ---------  ---------  ---------  ---------
Interest expense                                             126        126        310        204        792
Management fees                                              524        917       1198        566        612
Sales                                                       3274      4,826      6,210       4654       4785

    In 1994 the Company received a payment of L325 from Securicor Alarms Limited, an affiliate, representing its proportionate share of the related expenses of a joint development project. This has been offset against selling, general and administrative expenses for that year.

    In March 1995, Securicor Communications Inc. ("Comms Inc."), an affiliated company located in the US, acquired 925,850 voting preferred shares and a warrant to acquire 291,790 shares of common stock of EFJ, a US based communications company, for L6,290. Concurrent with this transaction, the Company entered into an agreement with EFJ to sell certain inventory products and granted manufacturing and technology licenses to EFJ for approximately L6,087. Of this amount, L2,516 was attributable to the technology license which requires future support by the Company through September 30, 1996. Accordingly, the Company is recognizing the income attributable to the technology license on a straight line basis through September 30, 1996. Revenues derived from EFJ have been reflected as related party sales (see Note 16).

NOTE 10 -- ACCRUED EXPENSES

    Included within accrued expenses, no one particular category represents more than 5% of total current liabilities.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

    The Company leases various office equipment and motor vehicles under non-cancellable operating leases which expire at various dates through to 2001. Rent expense was approximately L163, L278, L300, L216, and L360 for the years ended September 30, 1993, 1994 and 1995, and the nine months ended June 30, 1995 and 1996, respectively.

    Minimum annual payments for the operating leases for each of the next five fiscal years are as follows:

SEPTEMBER 30,
1996 (remaining 3 months)                                                                        83
1997                                                                                            212
1998                                                                                            103
1999                                                                                             57
2000                                                                                             57
Thereafter                                                                                       47
                                                                                                ---
                                                                                                559
                                                                                                ---
                                                                                                ---

NOTE 12 -- INCOME TAXES

    At September 30, 1995 the Company had no net operating loss carry forwards. Tax laws in the UK permit the exchange of taxable income and losses between companies within a group provided 75% or more of their ordinary stock is held. The Company's past losses have been compensated by group members with the taxable companies paying the loss making companies at the corporate tax rate applied to the losses subject to any waivers.

    At June 30, 1996 the Company has unused net operating losses of approximately L247 to offset against future taxable income which may be carried forward indefinitely. Deferred tax assets have a valuation allowance due to the history of losses and upon consummation of the Securicor Transaction discussed in Note 1 the Company will no longer be eligible for tax relief from group members.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 12 -- INCOME TAXES (CONTINUED)
    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows :

                                                                  SEPT 30,    SEPT 30,    JUNE 30,
                                                                      1994        1995        1996
                                                                -----------  ---------  -----------

Deferred tax assets:
 Depreciation                                                          L98          L2         L--
 General provisions                                                     --          21          55
 Development costs                                                     862        1069        1371
 Operating loss carry forwards                                          --          82          82
                                                                     -----   ---------  -----------
                                                                       960        1174        1508
 Valuation allowance                                                  (960)      (1153)      (1500)
                                                                     -----   ---------  -----------
                                                                        --          21           8
Deferred tax liabilities:
 Depreciation                                                         (165)        (71)        (58)
                                                                     -----   ---------  -----------
Net deferred tax liability                                           L(165)       L(50)       L(50)
                                                                     -----   ---------  -----------
                                                                     -----   ---------  -----------

    The Company's provision (benefit) for income taxes were as follows:

                                                                  SEPTEMBER 30,                 JUNE 30,
                                                         -------------------------------  --------------------
                                                              1993       1994       1995       1995       1996
                                                         ---------  ---------  ---------  ---------  ---------
Current                                                       (321)      (181)      (349)      (261)     (1430)
Deferred                                                       117         (5)      (115)       (87)        --
                                                               ---        ---        ---        ---  ---------
Total                                                         (204)      (186)      (464)      (348)     (1430)
                                                               ---        ---        ---        ---  ---------
                                                               ---        ---        ---        ---  ---------

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 12 -- INCOME TAXES (CONTINUED)
    The reconciliation of the provision (benefit) for income taxes at September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1995 and 1996 to the amount computed at the UK statutory rate of 33% for all periods is as follows:

                                                                  SEPTEMBER 30,                 JUNE 30,
                                                         -------------------------------  --------------------
                                                           1993       1994       1995       1995       1996
                                                         ---------  ---------  ---------  ---------  ---------
Provision (benefit) at the statutory rate                     (689)      (776)      (396)      (313)     (1668)
Permanent differences:
  Goodwill amortization                                        125        251        125         94         --
  Waiver of group tax relief benefit                           357        336         --         --         --
  Other                                                          3          3          3          3          4
Operating losses not currently available for use                --         --         --         --        234
Prior period group loss relief                                  --         --       (196)      (132)        --
                                                               ---        ---        ---        ---  ---------
                                                              (204)      (186)      (464)      (348)     (1430)
                                                               ---        ---        ---        ---  ---------
                                                               ---        ---        ---        ---  ---------

NOTE 13 -- RETIREMENT PLANS

    The Company contributes to the pension scheme of Securicor plc, which is a defined benefit pension plan that covers executives and selected other employees based on merit. The plan calls for benefits to be paid to eligible employees at retirement based primarily on years of service with the Company and compensation rates near retirement. Contributions to the plan reflect benefits attributed to employees' services to date, as well as services expected to be earned in the future.

    The pension costs are assessed on the advice of independent qualified actuaries using the projected unit credit method. The most recent actuarial valuation was April 5, 1995. The assets of the scheme are held in separate trustee administered funds.

    The Company's share of the costs of the group's defined benefit pension scheme amounted to:

                                                                      SEPTEMBER 30,                 JUNE 30,
                                                             -------------------------------  --------------------
                                                                  1993       1994       1995       1995       1996
                                                             ---------  ---------  ---------  ---------  ---------

Pension expense                                                     16         63        107         90         98
                                                                   ---        ---        ---        ---        ---
                                                                   ---        ---        ---        ---        ---

    Full particulars of the pension scheme are disclosed in the published accounts of Securicor plc.

NOTE 14 -- FOREIGN SALES AND MAJOR CUSTOMER

    Net sales to international customers primarily located in the United States were to approximately L Nil, L1,784, L9,392, L6,341 and L2,920 for the years ended September 30, 1993, 1994, 1995, and the nine months ended June 30, 1995 and 1996, respectively. Sales to these international customers were in respect of communication systems. Certain sales contracts are denominated in U.S. dollars. Accordingly, significant fluctuations in the U.S. dollar versus the British Sterling could have a significant effect on the Company's profits.

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 14 -- FOREIGN SALES AND MAJOR CUSTOMER (CONTINUED)
    The following table summarises significant third party customers with sales in excess of 10% of total net revenues for the years ended September 30, 1993, 1994 and 1995 and for the nine months ended June 30, 1995 and 1996, respectively.

                                                                      SEPTEMBER 30,                 JUNE 30,
                                                             -------------------------------  --------------------
                                                               1993          1994       1995       1995       1996
                                                             ---------  ---------  ---------  ---------  ---------

Customer A                                                          --         11%        17%        25%        11%
Customer B                                                          --         --         19%        20%        --
                                                                   ---        ---        ---        ---        ---
                                                                    --         11%        36%        45%        11%
                                                                   ---        ---        ---        ---        ---
                                                                   ---        ---        ---        ---        ---

    At  September 30, 1994 and 1995 and June 30, 1996, 24.8%, 19.7% and 18.6% of
accounts receivable were due from one customer, respectively.

NOTE 15 -- GROUP SUPPORT

    The immediate parent company, Securicor Communications, and Security Services plc, have confirmed their willingness to support INTEK following the consummation of the Securicor Transaction (at which time the Company will be a wholly owned subsidiary of INTEK) to the extent up to an aggregate of L10,000 on the terms set forth in the Stock Purchase Agreement (defined below).

NOTE 16 -- SUBSEQUENT EVENTS

    A) CAPITALIZATION:

    On June 17, 1996, the Company acquired the 925,850 voting preferred shares and Warrant to acquire 291,790 shares of EFJ common stock from Comms Inc. at cost of L6,290, the consideration being a promissory note payable on June 17, 1997 for L6,290 (the "principal amount") together with interest on the principal amount at a rate of 8% per annum.

    On June 18, 1996, Securicor Communications entered into the Stock Purchase Agreement ("Stock Purchase Agreement") to effect the sale of the common stock of Radiocoms to INTEK in exchange for 25 million shares of common stock ("Common Stock") of INTEK, representing the purchase consideration, which would provide Securicor Communications with approximately 65% of the INTEK Common Stock. As part of the arrangements, the intercompany loans of the Company are to be used as payment for the issue of both new Preference and new Equity shares in the Company to recapitalize its Balance Sheet.

    The final amounts will depend upon exchange rates and are subject to the future closing.

    B) SALES CONTRACT:

    During the nine months to June 30, 1996, the Company completed its obligations under a contract to supply 220Mhz specialised mobile radio equipment ("systems") to a communications company, based in the US, and invoiced the final contract value in December 1995 (approximately L5,000). As a result of non-

                   SECURICOR RADIOCOMS LIMITED AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
             FOR THE YEARS ENDED SEPTEMBER 30, 1993, 1994 AND 1995
                   (INFORMATION WITH RESPECT TO THE 9 MONTHS
                   ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)
                    (THOUSANDS OF BRITISH POUNDS, STERLING)

NOTE 16 -- SUBSEQUENT EVENTS (CONTINUED) payment by the customer, the Company did not deliver the equipment and the parties entered into an agreement, dated May 9, 1996, whereby title of the goods remained with Radiocoms and the revenue has, therefore, not been recognised in the nine months accounts.

    On September 23, 1996 the agreement, having been amended, was finally superceded such that Radiocoms retains a security interest in the equipment and various agreements pertaining to ten constructed systems (the "Constructed Systems") and also has the right to any or all of the unconstructed licenses under management by the customer. The provision of equipment by Radiocoms obligates the customer to assign all of its rights, under any of the selected licenses, to Radiocoms, subject to a right of the customer to repurchase such rights for a specified price under certain circumstances.

NOTE 17 -- CONTINGENT LIABILITY FOR GROUP V.A.T. REGISTRATION
    The Company is included in a Group Registration for UK sales tax purposes (Value Added Tax "V.A.T.") and is therefore jointly and severally liable for any unpaid sales tax debts of the parent undertaking and fellow undertakings in this connection.

                              FINANCIAL STATEMENTS
                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993
                      WITH REPORT OF INDEPENDENT AUDITORS

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

                                    CONTENTS

Report of Independent Auditors.......................................................       F-19

Audited Financial Statements

Balance Sheets.......................................................................       F-20
Statements of Operations and Net Worth...............................................       F-21
Statements of Cash Flows.............................................................       F-22
Notes to Financial Statements........................................................       F-23

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Midland International Corporation -- United States Operations

    We have audited the accompanying balance sheets of Midland International Corporation -- United States Operations (Midland), as of December 31, 1995 and 1994 and the related statements of operations and net worth, and cash flows for the years ended December 31, 1995 and 1994, and the two-month period ended December 31, 1993. These financial statements are the responsibility of Midland's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midland International Corporation -- United States Operations at December 31, 1995 and 1994 and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994, and the two-month period ended December 31, 1993, in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the financial statements, Midland's recurring operating losses raise substantial doubt about its ability to continue as a going concern. Management's plan as to these matters is also described in Note
1. The 1995 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          ERNST & YOUNG LLP

February 29, 1996

                      MIDLAND INTERNATIONAL CORPORATION -
                       UNITED STATES OPERATIONS (NOTE 1)
                                 BALANCE SHEETS

                                                               DECEMBER 31
                                                           --------------------
                                                                1995       1994
                                                           ---------  ---------
                                                              (IN THOUSANDS)

ASSETS
Current assets:
  Cash                                                     $     215  $   1,154
  Accounts receivable, less allowance for doubtful
   accounts of $47,000
   and $55,000 in 1995 and 1994, respectively                  2,978      6,546
  Receivable from subsidiaries                                 1,407      2,894
  Amounts receivable from affiliates                             100        867
  Inventories                                                  4,011     13,760
  Refundable income taxes                                        288         91
  Prepaid expenses and other current assets                      229        249
                                                           ---------  ---------
Total current assets                                           9,228     25,561
Deferred income taxes (Note 5)                                    --        558
Furniture and equipment, net of accumulated depreciation
 of $53,000
 and $13,000 in 1995 and 1994, respectively                      137         84
Other assets:
  Debt issuance costs, net of accumulated amortization of
   $180,000
   and $76,000 in 1995 and 1994, respectively                     --        104
  Investment in ADC (Note 10)                                  1,058         --
  Other                                                           86         78
                                                           ---------  ---------
TOTAL ASSETS                                               $  10,509  $  26,385
                                                           ---------  ---------
                                                           ---------  ---------

LIABILITIES AND NET WORTH:
Current liabilities:
  Notes payable to bank (Note 2)                           $      --  $   9,226
  Accounts payable                                               943      3,696
  Accrued salaries and benefits                                  801      1,237
  Other accrued expenses                                       1,100      1,645
  Deferred income taxes (Note 5)                                 814      1,435
  Amounts payable to Simmonds                                  1,327        458
                                                           ---------  ---------
Total current liabilities:                                     4,985     17,737
Deferred income taxes (Note 5)                                    63         --
Excess of fair value of acquired net assets over cost,
 net of accumulated amortization of $1,475,000 and
 $794,000 in 1995 and 1994, respectively                         567      1,248
Net worth                                                      4,894      7,400
                                                           ---------  ---------
TOTAL LIABILITIES AND NET WORTH                            $  10,509  $  26,385
                                                           ---------  ---------
                                                           ---------  ---------

                             See accompanying notes

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                     STATEMENTS OF OPERATIONS AND NET WORTH

                                                                                                                 TWO-MONTH
                                                                                              DECEMBER 31,    PERIOD ENDED
                                                                                            ----------------  DECEMBER 31,
                                                                                               1995     1994          1993
                                                                                            -------  -------  ------------
                                                                                                    (IN THOUSANDS)

Net sales                                                                                   $27,406  $49,388     $6,780
Cost of sales                                                                                23,176   39,177      5,294
                                                                                            -------  -------     ------
Gross profit                                                                                  4,230   10,211      1,486
Selling, general and administrative expenses                                                  8,476   11,120      1,677
                                                                                            -------  -------     ------
Operating loss                                                                               (4,246)    (909)      (191)
Other income (expense):
  Interest expense                                                                             (591)    (668)       (31)
  Restructuring expense (Note 8)                                                               (203)      --         --
  Gain on sale of consumer products division (Note 9)                                           927       --         --
  Amortization of excess of fair value of acquired net assets over cost                         681      681        113
  Other income, net (Note 10)                                                                   638    1,083        817
                                                                                            -------  -------     ------
Income (loss) before income taxes                                                            (2,794)     187        708
Income tax provision (benefit) (Note 5)                                                        (288)      89        240
                                                                                            -------  -------     ------
Net income (loss)                                                                            (2,506)      98        468
Net worth, beginning of period                                                                7,400    7,302      6,834
                                                                                            -------  -------     ------
Net worth, end of period                                                                    $ 4,894  $ 7,400     $7,302
                                                                                            -------  -------     ------
                                                                                            -------  -------     ------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                            STATEMENTS OF CASH FLOWS

                                                                                                                  TWO-MONTH
                                                                                              DECEMBER 31,     PERIOD ENDED
                                                                                           ------------------  DECEMBER 31,
                                                                                               1995      1994          1993
                                                                                           --------  --------  ------------
                                                                                                    (IN THOUSANDS)
OPERATING ACTIVITIES
Net income (loss)                                                                          $ (2,506) $     98    $   468
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization                                                                 146        83          9
  Gain on disposal of furniture and equipment                                                    --        (4)        --
  Gain on sale of consumer products division                                                   (927)       --         --
  Gain from ADC transaction                                                                    (150)       --         --
  Provision for doubtful accounts                                                                 8        --         11
  Deferred income taxes                                                                          --       (23)        26
  Amortization of excess of fair value of acquired net assets over cost                        (681)     (681)      (114)
Changes in operating assets and liabilities, net of the effects of the sale of division:
  Accounts receivable                                                                         3,464       619     (2,093)
  Intercompany receivable                                                                     1,487       427       (337)
  Amounts receivable from affiliates                                                            767      (804)       (63)
  Inventories                                                                                 6,539    (4,853)      (887)
  Refundable income taxes                                                                      (197)      (91)        --
  Prepaid expenses and other current assets                                                      14       (72)       218
  Accounts payable                                                                           (2,752)     (342)     1,487
  Accrued salaries and benefits                                                                (436)     (210)       144
  Other accrued expenses                                                                       (272)      (53)       208
  Income taxes payable                                                                           --      (222)       185
  Amounts payable to Simmonds                                                                   869       793     (2,024)
                                                                                           --------  --------  ------------
Net cash provided by (used in) operating activities                                           5,373    (5,335)    (2,762)
INVESTING ACTIVITIES
Purchases of furniture and equipment                                                           (126)      (91)        (7)
Proceeds from sale of furniture and equipment                                                    --         4         --
Proceeds from sale of consumer products division                                              3,088        --         --
Purchases of other assets                                                                        (8)     (101)        --
                                                                                           --------  --------  ------------
Net cash provided by (used in) investing activities                                           2,954      (188)        (7)
FINANCING ACTIVITIES
Proceeds from borrowings on line of credit                                                   19,591    56,716      8,064
Principal payments on line of credit borrowings                                             (28,857)  (50,188)    (5,327)
Debt issuance costs incurred                                                                     --        --       (160)
                                                                                           --------  --------  ------------
Net cash provided by (used in) financing activities                                          (9,266)    6,528      2,577
                                                                                           --------  --------  ------------
Net increase (decrease) in cash                                                                (939)    1,005       (192)
Cash at beginning of period                                                                   1,154       149        341
                                                                                           --------  --------  ------------
Cash at end of period                                                                      $    215  $  1,154    $   149
                                                                                           --------  --------  ------------
                                                                                           --------  --------  ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for income taxes                                               $     --  $    420    $    --
                                                                                           --------  --------  ------------
                                                                                           --------  --------  ------------
Cash paid during the period for interest                                                   $    655  $    577    $     7
                                                                                           --------  --------  ------------
                                                                                           --------  --------  ------------
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITY
Exchange of inventory for shares of American Digital Communications, Inc.                  $  1,058  $     --    $    --
                                                                                           --------  --------  ------------
                                                                                           --------  --------  ------------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

    Midland International Corporation (the Company) is a wholly-owned subsidiary of SCL, Inc., (the Parent), which is a wholly-owned subsidiary of Simmonds Capital Limited (Simmonds), a Canadian company. The Company is engaged primarily in the light assembly and distribution of two-way land mobile radios and related equipment and, until May 1995, certain other consumer product radios, both domestically and internationally (see Note 9).

    During February 1996, the Company, together with Simmonds, entered into a letter of intent to combine the United States operations of the Company with certain operations of Securicor Radiocoms Limited (Securicor), a United Kingdom company, and INTEK Diversified Corporation (INTEK), a publicly-held company in the United States.

    According  to  the  terms  of the  agreement,  the  Company  will contribute substantially all of its United States businesses, operations, assets and liabilities to INTEK in exchange for shares of common stock of INTEK. In connection with the Securicor part of the proposed combination, INTEK intends to circulate a proxy to its shareholders requesting approval of the proposed combination. As a result of the financial statement requirements for businesses acquired under the proxy rules promulgated by the Securities and Exchange Commission, the accompanying financial statements represent only the United States operations to be sold by the Company, hereafter referred to as Midland. The accompanying financial statements of Midland exclude the Company's wholly-owned subsidiaries, since such operations will not be included in the operations to be contributed to INTEK. Simmonds and the Company presently expect the combination to close during the third quarter of 1996. The receivable from subsidiaries amounting to $1,407,000 and $2,894,000 at December 31, 1995 and 1994, respectively, is eliminated in the consolidated financial statements of the Parent.

    Effective November 1, 1993, 100% of the outstanding capital stock of the Company was acquired by the Parent in exchange for $8,688,000 in cash and $121,000 in liabilities, including acquisition costs of approximately $275,000. The acquisition was accounted for as a purchase; accordingly, the assets and liabilities of Midland were recorded at their estimated fair values at the date of acquisition. The excess of the estimated fair value of the net assets acquired over the purchase price, which amounted to $2,042,000, is being amortized on the straight-line basis over three years.

BASIS OF PRESENTATION

    Midland's financial statements have been prepared on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Midland has incurred operating losses of $4,246,000, $909,000 and $191,000 in 1995, 1994 and 1993,
respectively. Midland's ability to continue as a going concern is dependent upon its ability to successfully close its pending combination with INTEK and Securicor as described above. If Midland is unable to successfully close the pending combination, it may be necessary to undertake other actions and seek other financial arrangements, as appropriate. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVENTORIES

    Inventories, which consist primarily of finished goods and component parts, are stated at the lower of cost or market. Cost has been determined using the last-in, first-out (LIFO) method. If the first-in, first-out (FIFO) method of costing inventory had been used during the years ended December 31, 1995 and 1994 and during the two-month period ended December 31, 1993, no material difference in the carrying value of inventories or cost of sales would have resulted.

USE OF ESTIMATES

    The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

    Midland accounts for income taxes using the liability method in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The liability method provides that deferred tax assets and liabilities are recorded based on the difference between the tax bases of assets and liabilities and their carrying amount for financial reporting purposes, as measured by the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

ACCOUNTS RECEIVABLE

    Midland grants credit to certain domestic customers who meet its preestablished credit requirements. Generally, Midland does not require security when trade credit is granted to such domestic customers but does require substantially all foreign customers to issue letters of credit which secure payment of the accounts receivable balances. Credit losses are provided for in Midland's financial statements and consistently have been within management's expectations.

FURNITURE AND EQUIPMENT

    Furniture and equipment are recorded at cost, and depreciation is computed using accelerated methods over their estimated useful lives of five to seven years.

DEBT ISSUANCE COSTS

    Costs incurred in connection with the issuance of debt were capitalized and amortized on the straight-line method over three years, the term of the related debt. As a result of the termination of the credit facility as discussed in Note 2, all capitalized debt issuance costs have been fully amortized as of December 31, 1995.

FOREIGN CURRENCY TRANSACTIONS

    Transactions in foreign currencies are recorded at the approximate rate of exchange at the transaction date. Assets and liabilities resulting from these transactions are translated at the rate of exchange in effect at each balance sheet date. All differences are recorded in results of operations and amounted to exchange gains of approximately $20,000 and $212,000 for the years ended December 31, 1995 and 1994, respectively. There was no exchange gain for the two-month period ended December 31, 1993. These gains are included in other income, net in the accompanying statements of operations.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ADVERTISING COSTS

    Midland expenses advertising costs as incurred. For the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, advertising costs amounting to approximately $329,000, $398,000 and $24,000, respectively, were charged to operations.

CONCENTRATION

    Midland acquired approximately 59%, 49% and 37% of its aggregate inventory purchases from a single manufacturer located in Japan during the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, respectively. Midland's regular supply of inventory could be adversely affected should this supplier terminate its relationship with Midland. Additionally, significant fluctuations in the value of the United States dollar versus the yen could have a material effect on Midland's profit margins. At December 31, 1995, Midland had a purchase commitment with this supplier to purchase approximately $560,000 of inventory.

2.  LINE OF CREDIT
    During 1995 and 1994, Midland had a revolving line of credit agreement with a bank which was secured by substantially all its assets and provided for borrowings based on a specified percentage of accounts receivable and inventories up to a maximum of $16,000,000.

    Pursuant to the provisions of the line of credit agreement, Midland was subject to certain restrictive covenants which, among other things, required the maintenance of certain financial ratios and minimum levels of working capital and net worth. Due primarily to losses incurred in 1995, Midland was in violation of its credit agreement during the year ended December 31, 1995. In September 1995, Midland was notified that the bank would exercise its right under the credit agreement and demand repayment of all borrowings thereunder and terminate the credit agreement. All borrowings under the credit agreement were fully repaid at November 30, 1995.

3.  RELATED PARTIES
    Midland entered into several related-party transactions with Simmonds and its affiliates and subsidiaries of the Company during the years ended December 31, 1995 and 1994 and during the two-month period ended December 31, 1993 as described below (in thousands):

                                                                          1995       1994       1993
                                                                     ---------  ---------  ---------
Net sales to Simmonds and affiliates                                 $   4,939  $   6,923  $     411
Purchases from Simmonds and affiliates                                   2,503        187         --
Net sales to subsidiaries of the Company                                   411      1,358        203
Management fees charged to Midland by Simmonds                             564        691         80

    Net sales to Simmonds and affiliates of Simmonds, aggregating $4,939,000, $6,923,000 and $411,000 for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, respectively, generated gross margins of approximately 3%, 7% and 15%, respectively.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

4.  COMMITMENTS AND CONTINGENCIES
    Midland leases certain office equipment and facilities under operating leases. These leases expire on varying dates through 1997. Future minimum lease rentals under noncancelable operating leases for the years ended December 31 are as follows (in thousands):

1996                                                    $      53
1997                                                            4
                                                              ---
                                                        $      57
                                                              ---
                                                              ---

    Rental expense under all operating leases amounted to $330,000, $116,000 and $52,000 for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, respectively. In addition to the leases described above, Midland has commitments under operating leases for various automobiles which generally have initial lease terms of two years. In most cases management expects, that in the normal course of business, existing automobile leases with annual rentals of approximately $97,200 will be renewed or replaced by new leases.

5.  INCOME TAXES
    At December 31, 1995, Midland had net operating loss carryforwards of approximately $2,800,000 which expire as follows: $850,000 in 2009 and $1,950,000 in 2010. These operating losses may be used to offset future taxable income in the United States. For financial reporting purposes, a valuation allowance of $1,061,000 and $323,000 has been recognized to offset the deferred tax assets relating to these net operating loss carryforwards at December 31, 1995 and 1994, respectively. As of December 31, 1993, there was no valuation allowance recorded.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

5.  INCOME TAXES (CONTINUED)
    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of Midland's deferred tax assets and liabilities as of December 31, 1995 and 1994 are as follows (in thousands):

                                                                                1995       1994
                                                                           ---------  ---------
Deferred tax assets:
Current:
  Accrued expenses                                                         $     278  $     334
  Other                                                                           18         21
                                                                           ---------  ---------
                                                                                 296        355
Noncurrent:
  Alternative minimum tax                                                         14        304
  Basis difference in acquired assets                                            134        188
  Net operating loss carryforwards                                             1,061        323
                                                                           ---------  ---------
                                                                               1,209        815
                                                                           ---------  ---------
    Total deferred tax assets                                                  1,505      1,170
Deferred tax liabilities:
Current:
  Basis difference in acquired assets                                         (1,050)    (1,714)
                                                                           ---------  ---------
                                                                              (1,050)    (1,714)
Valuation allowance                                                           (1,332)      (333)
                                                                           ---------  ---------
Net deferred tax liabilities                                               $    (877) $    (877)
                                                                           ---------  ---------
                                                                           ---------  ---------

    The income tax provision (benefit) for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993 differs from the amounts computed at the statutory federal income tax rate as follows (in thousands):

                                                                            1995       1994       1993
                                                                       ---------  ---------  ---------
Provision (benefit) at statutory rate                                  $    (950) $      64  $     241
State income tax provision (benefit)                                          --         (2)         2
Nontaxable amortization of the excess of fair value of acquired net
 assets over cost                                                           (232)      (232)       (38)
State tax effects of net operating losses, for which valuation
 allowances have been provided                                               (78)       (34)        --
Nondeductible items                                                           15         28          6
Change in valuation allowance                                                999        333         --
Other                                                                        (42)       (68)        29
                                                                       ---------  ---------  ---------
                                                                       $    (288) $      89  $     240
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

5.  INCOME TAXES (CONTINUED)
    Midland's provision (benefit) for income taxes for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993 were as follows (in thousands):

                                                                      CURRENT     DEFERRED       TOTAL
                                                                   -----------  -----------  ---------
1995
  Federal                                                           $    (288)   $      --   $    (288)
  State                                                                    --           --          --
                                                                        -----          ---   ---------
                                                                    $    (288)   $      --   $    (288)
                                                                        -----          ---   ---------
                                                                        -----          ---   ---------
1994
  Federal                                                           $     112    $     (20)  $      92
  State                                                                    --           (3)         (3)
                                                                        -----          ---   ---------
                                                                    $     112    $     (23)  $      89
                                                                        -----          ---   ---------
                                                                        -----          ---   ---------
1993
  Federal                                                           $     214    $      23   $     237
  State                                                                    --            3           3
                                                                        -----          ---   ---------
                                                                    $     214    $      26   $     240
                                                                        -----          ---   ---------
                                                                        -----          ---   ---------

6.  EMPLOYEE BENEFIT PLAN
    Midland has a defined contribution profit-sharing/thrift plan (the Plan) which covers all employees who have reached the age of 25 and who have completed one year of service. Plan participants may contribute up to 10% of their annual compensation, subject to maximum limitations established by the Internal Revenue Service. Midland's annual contribution to the Plan, as defined, is the lesser of an amount equal to 12.5% of Midland's pretax income before the contribution, if any, for the year or an amount equal to 15% of the total annual compensation of the Plan's participants. There was no contribution to the Plan for the year ended December 31, 1995 and for the two-month period ended December 31, 1993. For the year ended December 31, 1994, Midland's contribution to the Plan was $26,000.

7.  FOREIGN OPERATIONS AND MAJOR CUSTOMER
    Net sales to international customers amounted to approximately $5,245,000, $8,515,000 and $829,000 for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, respectively.

    Sales to one retail customer accounted for approximately 7%, 11% and 24% of sales for the years ended December 31, 1995 and 1994 and the two-month period ended December 31, 1993, respectively. Additionally, this customer accounted for approximately 23% of accounts receivable at December 31, 1994.

8.  RESTRUCTURING
    During March 1995, Midland initiated a plan of restructuring whereby certain operations, primarily warehousing and engineering, were relocated to Canada and merged into Simmonds' operations. In connection with this restructuring, a total of 17 employees were terminated. During the year ended December 31, 1995, termination benefits totaling approximately $203,000 were charged to operations in connection with the restructuring, all of which were paid during the year.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                  AND TWO-MONTH PERIOD ENDED DECEMBER 31, 1993

9.  SALE OF CONSUMER PRODUCTS DIVISION
    In June 1995, Midland reached an agreement to sell (i) all of its operating assets of the consumer wireless communications business, primarily including inventory, equipment and customer lists and (ii) a transferable license to use the "Midland" trademark and logo for the sale of the consumer wireless communication products. In exchange, Midland received net proceeds of approximately $3,088,000 for the license and the operating assets and recognized a gain of approximately $927,000. Sales from Midland's the consumer wireless communications business represented approximately 17%, 30% and 38% of net sales for the years ended December 31, 1995 and 1994 and for the two-month period ended December 31, 1993, respectively. Additionally, the consumer wireless communications business represented approximately 22% of total assets at December 31, 1994.

10. SALE OF LICENSES
    Effective December 29, 1995, Midland, together with Simmonds, entered into a transaction pursuant to which Midland agreed to sell a license for the exclusive distribution of its LTR radio product line and all of its related LTR inventory to American Digital Communications, Inc. (ADC), a publicly-held corporation in the United States, in exchange for 4,230,906 shares of the common stock of ADC. The ADC shares were valued at $1,058,000, resulting in a gain of approximately $150,000 which has been classified as other income in the accompanying financial statements.

    During February 1994, Simmonds entered into an agreement in connection with licensing the "Midland" trademark. Pursuant to the terms of the licensing agreement, Simmonds received $1,000,000 in exchange for its granting of exclusive rights to market certain of Midland's products in certain geographic regions of Eastern Europe. Midland has recorded no income as a result of this transaction.

    During December 1993, Midland entered into a similar agreement under which it received an aggregate of $1,250,000 in exchange for its granting of exclusive rights to market certain of the Midland's products in certain geographic areas of Europe and Africa. Such license fees, net of related commission expense payable to Simmonds of $250,000, have been recorded and classified as other income in the two-month period ended December 31, 1993.

                              FINANCIAL STATEMENTS
                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 1993
                      WITH REPORT OF INDEPENDENT AUDITORS

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                              FINANCIAL STATEMENTS
                FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 1993

                                    CONTENTS

Report of Independent Auditors.......................................................       F-32

Audited Financial Statements

Balance Sheet........................................................................       F-33
Statement of Operations and Net Worth................................................       F-34
Statement of Cash Flows..............................................................       F-35
Notes to Financial Statements........................................................       F-36

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Midland International Corporation -- United States Operations

    We have audited the accompanying balance sheet of Midland International Corporation -- United States Operations (Midland), as of October 31, 1993 and the related statements of operations and net worth, and cash flows for the ten-month period ended October 31, 1993. These financial statements are the responsibility of Midland's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midland International Corporation -- United States Operations at October 31, 1993 and the results of its operations and its cash flows for the ten-month period ended October 31, 1993, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

February 29, 1996

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                                 BALANCE SHEET

                                                                                                     OCTOBER 31,
                                                                                                        1993
                                                                                                   ---------------
                                                                                                   (IN THOUSANDS)
ASSETS
Current assets:
  Cash                                                                                                   $     341
  Accounts receivable, less allowance for doubtful accounts $72,000                                          5,337
  Receivable from subsidiaries                                                                               2,984
  Inventories                                                                                                8,020
  Prepaid expenses and other current assets                                                                    395
                                                                                                           -------
Total current assets                                                                                        17,077

Deferred income taxes                                                                                        1,507
Furniture and equipment, net of accumulated depreciation of $1,202,000 (Note 4)                              1,395
Other assets                                                                                                    23
                                                                                                           -------
Total assets                                                                                             $  20,002
                                                                                                           -------
                                                                                                           -------
LIABILITIES AND NET WORTH
Current liabilities:
  Accounts payable                                                                                       $   2,553
  Accrued salaries and benefits                                                                              1,303
  Other accrued expenses                                                                                     1,503
  Amounts payable to Parent                                                                                  1,563
                                                                                                           -------
Total current liabilities                                                                                    6,922
Net worth                                                                                                   13,080
                                                                                                           -------
Total liabilities and net worth                                                                          $  20,002
                                                                                                           -------
                                                                                                           -------

                             See accompanying notes

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                     STATEMENT OF OPERATIONS AND NET WORTH
                    TEN-MONTH PERIOD ENDED OCTOBER 31, 1993
                                 (IN THOUSANDS)

Net sales                                                                            $  33,266
Cost of sales                                                                           27,168
                                                                                     ---------
Gross profit                                                                             6,098

Selling, general and administrative expenses                                             9,609
                                                                                     ---------
Operating loss                                                                          (3,511)
Other income (expense):
  Interest expense                                                                          (1)
  Other income, net                                                                      1,236
                                                                                     ---------
Loss before income taxes                                                                (2,276)

Income tax benefit                                                                        (539)
                                                                                     ---------
Net loss                                                                                (1,737)
Net worth, beginning of period                                                          16,392
Amount due from Western Auto                                                            (1,575)
                                                                                     ---------
Net worth, end of period                                                             $  13,080
                                                                                     ---------
                                                                                     ---------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --

                       UNITED STATES OPERATIONS (NOTE 1)

                            STATEMENT OF CASH FLOWS
                    TEN-MONTH PERIOD ENDED OCTOBER 31, 1993
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net loss                                                                            $  (1,737)
Adjustments to reconcile net loss to net cash provided by operating activities:
  Depreciation and amortization                                                         1,029
  Gain on disposal of furniture and equipment                                              (2)
  Provision for doubtful accounts                                                          14
  Changes in operating assets and liabilities:
    Accounts receivable                                                                  (262)
    Inventories                                                                         3,853
    Prepaid expenses and other current assets                                            (135)
    Receivable from subsidiaries                                                       (2,278)
    Accounts payable                                                                      (48)
    Accrued salaries and benefits                                                        (218)
    Other accrued expenses                                                                358
                                                                                    ---------
Net cash provided by operating activities                                                 574

INVESTING ACTIVITIES
Purchases of furniture and equipment                                                      (31)
Proceeds from sale of furniture and equipment                                              27
Proceeds from collection of note receivable                                               366
Purchases of other assets                                                                (357)
                                                                                    ---------
Net cash provided by investing activities                                                   5

FINANCING ACTIVITIES
Proceeds from advances from Western Auto                                               33,230
Payments on advances from Western Auto                                                (33,471)
                                                                                    ---------
Net cash used in financing activities                                                    (241)
                                                                                    ---------
Net increase in cash                                                                      338
Cash at beginning of period                                                                 3
                                                                                    ---------
Cash at end of period                                                               $     341
                                                                                    ---------
                                                                                    ---------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest                                            $      13
                                                                                    ---------
                                                                                    ---------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    TEN-MONTH PERIOD ENDED OCTOBER 31, 1993

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

    Midland International Corporation (the Company), a wholly-owned subsidiary of Western Auto Supply Company (Western Auto), which is a wholly-owned subsidiary of Sears, Roebuck and Company (Sears), is engaged primarily in the light assembly and distribution of two-way land mobile radios and related equipment and, until May 1995, certain other consumer product radios, both domestically and internationally (SEE NOTE 7).

    Effective November 1, 1993, 100% of the outstanding capital stock of the Company was acquired by Simmonds Capital Limited (Simmonds) in exchange for $8,688,000 in cash and $121,000 in liabilities, including acquisition costs of approximately $275,000. The acquisition has been accounted for as a purchase. Accordingly, the assets and liabilities of Midland were recorded at their estimated fair values at the date of acquisition. The excess of the estimated fair value of the net assets acquired over the purchase price amounted to $2,042,000.

    During February 1996, the Company, together with Simmonds, entered into a letter of intent to combine the United States operations of the Company with certain operations of Securicor Radiocoms Limited, a United Kingdom company, and INTEK Diversified Corporation (INTEK), a publicly-held company in the United States.

    According to the terms of the agreement, the Company will contribute substantially all of its United States businesses, operations, assets and liabilities to INTEK in exchange for shares of common stock of INTEK. In connection with the Securicor part of the proposed combination, INTEK intends to circulate a proxy to its shareholders requesting approval of the proposed combination. As a result of the financial statement requirements for businesses acquired under the proxy rules promulgated by the Securities and Exchange Commission, the accompanying financial statements represent only the United States operations to be sold by the Company, hereafter referred to as Midland. The accompanying financial statements of Midland exclude the Company's wholly-owned subsidiaries, since such operations will not be included in the operations to be contributed to INTEK. Simmonds and the Company presently expect the combination to close during the third quarter of 1996.

INVENTORIES

    Inventories, which consist primarily of finished goods and component parts, are stated at the lower of cost, determined using the average cost method which approximates FIFO, or market.

INCOME TAXES

    Midland was part of a group of companies which filed consolidated income tax returns with Sears. The income tax benefit recorded by Midland for the ten-month period ended October 31, 1993 was based on the tax-sharing arrangement by and between Midland, Western Auto and Sears.

    The deferred tax asset and income tax benefit recorded for the ten-month period ended October 31, 1993 was allocated to Midland by Western Auto based on the tax-sharing arrangement by and between Midland, Western Auto and Sears.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    TEN-MONTH PERIOD ENDED OCTOBER 31, 1993

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ACCOUNTS RECEIVABLE

    Midland grants credit to certain domestic customers who meet Midland's preestablished credit requirements. Generally, Midland does not require security when trade credit is granted to such domestic customers, but does require substantially all foreign customers to issue letters of credit which secure payment of the accounts receivable balances. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

FURNITURE AND EQUIPMENT

    Furniture and equipment are recorded at cost, and depreciation has been calculated using the straight-line method over the assets' estimated useful lives of five to seven years.

FOREIGN CURRENCY TRANSACTIONS

    Transactions in foreign currencies are recorded at the approximate rate of exchange at the transaction date. Assets and liabilities resulting from these transactions are translated at the rate of exchange in effect at the balance sheet date. For the ten-month period ended October 31, 1993, Midland recorded exchange losses of approximately $441,000. These losses are included in other income, net in the accompanying statement of operations.

2.  RELATED PARTIES

    In connection with the acquisition described in NOTE 1, Midland agreed to forgive $1,575,000 due from Western Auto which was charged directly to net worth in the accompanying financial statements. In addition, Midland entered into several related-party transactions as described below (IN THOUSANDS):

Net sales to subsidiaries of the Company                               $     868
Net sales to Western Auto                                                     40
Commission income from Western Auto                                          170
Rent and other costs charged to Western Auto                                 174

3.  COMMITMENTS AND CONTINGENCIES

    Midland leases certain office equipment under operating leases. These leases expire on varying dates through 1997. Future minimum lease rentals under noncancelable operating leases for years ending December 31 are as follows (IN THOUSANDS):

1994                                                                 $  15,125
1995                                                                    16,500
1996                                                                    16,500
1997                                                                     1,375
                                                                     ---------
                                                                     $  49,500
                                                                     ---------
                                                                     ---------

    Rental expense under all operating leases amounted to $281,000 for the ten-month period ended October 31, 1993. In addition to the leases described above, Midland has commitments under operating leases for various automobiles which generally have initial lease terms of two years. In most cases management expects that in the normal course of business, existing automobile leases with annual rentals of approximately $82,300 will be renewed or replaced by new leases.

    Midland was contingently liable for outstanding letters of credit at October 31, 1993 totaling $8,268,800.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    TEN-MONTH PERIOD ENDED OCTOBER 31, 1993

4.  FURNITURE AND EQUIPMENT

    At October 31, 1993, furniture and equipment consisted of the following (in thousands):

Furniture and equipment                                               $   1,766
Production tooling                                                          831
                                                                      ---------
                                                                          2,597
Accumulated depreciation                                                  1,202
                                                                      ---------
                                                                      $   1,395
                                                                      ---------
                                                                      ---------

5.  EMPLOYEE BENEFIT PLAN

    Midland has a defined contribution profit-sharing/thrift plan (the Plan) which covers substantially all employees who have reached the age of 25 and who have completed one year of service. Plan participants may contribute up to 10% of their annual compensation, subject to maximum limitations established by the Internal Revenue Service. Midland's annual contribution to the Plan, as defined, is the lesser of an amount equal to 12.5% of Midland's pretax income before the contribution, if any, for the year or an amount equal to 15% of the total annual compensation of the Plan's participants. There were no contributions to the Plan for the ten-month period ended October 31, 1993.

6.  FOREIGN OPERATIONS

    Net sales to international customers amounted to approximately $4,222,000 for the ten-month period ended October 31, 1993.

7.  SALE OF CONSUMER PRODUCTS DIVISION

    In April 1995, Midland reached an agreement to sell (i) all of its operating assets of the consumer wireless communications business, primarily consisting of inventory, equipment and customer lists and (ii) a transferable license to use the "Midland" trademark and logo for the sale of consumer wireless communication products. In exchange, Midland received net proceeds of approximately $3,088,000 for the license and the operating assets. A gain was recorded on this sale transaction in 1995. The operations of the consumer wireless communications business represented approximately 25% of consolidated sales for the ten-month period ended October 31, 1993.

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                                 BALANCE SHEET
                                  (UNAUDITED)

                                                                                                       JUNE 30,
                                                                                                         1996
                                                                                                    ---------------
                                                                                                    (IN THOUSANDS)
ASSETS
Current assets:
  Cash                                                                                                    $      62
  Accounts receivable, less allowance for doubtful accounts $42,000                                           1,647
  Receivable from subsidiaries                                                                                1,493
  Amounts receivable from affiliates                                                                             86
  Inventories                                                                                                 4,268
  Refundable income taxes                                                                                       288
  Prepaid expenses and other current assets                                                                     785
                                                                                                             ------
  Total current assets                                                                                        8,629
Deferred income taxes (Note 2)                                                                                   --
Furniture and equipment, net of accumulated depreciation of $74,000                                             117
Other assets:
  Investment in ADC                                                                                           1,058
  Other                                                                                                          56
                                                                                                             ------
  Total assets                                                                                            $   9,860
                                                                                                             ------
                                                                                                             ------
LIABILITIES AND NET WORTH
Current liabilities:
  Accounts payable                                                                                        $   1,199
  Accrued salaries and benefits                                                                                 781
  Other accrued expenses                                                                                      1,155
  Deferred income taxes                                                                                         814
  Amounts payable to Simmonds                                                                                 1,736
                                                                                                             ------
  Total current liabilities                                                                                   5,685
Deferred income taxes                                                                                            63
Excess of fair value of acquired net assets over cost, net of accumulated
 amortization of $1,645,000                                                                                     227
Net worth                                                                                                     3,885
                                                                                                             ------
Total liabilities and net worth                                                                           $   9,860
                                                                                                             ------
                                                                                                             ------

                             See accompanying notes

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                     STATEMENTS OF OPERATIONS AND NET WORTH
                                  (UNAUDITED)

                                                                                                 SIX-MONTH PERIOD
                                                                                                  ENDED JUNE 30,
                                                                                               --------------------
                                                                                                 1996       1995
                                                                                               ---------  ---------
                                                                                                  (IN THOUSANDS)
Net sales                                                                                      $   5,869  $  18,211
Cost of sales                                                                                      4,513     15,424
                                                                                               ---------  ---------
Gross profit                                                                                       1,356      2,787

Selling, general and administrative expenses                                                       2,892      4,538
                                                                                               ---------  ---------
Operating loss                                                                                    (1,536)    (1,751)
Other income (expense):
  Interest expense                                                                                    --       (440)
  Restructuring expense                                                                               --       (203)
  Gain on sale of Consumer Product Division                                                           --        927
  Amortization of excess of fair value of acquired net assets over cost                              340        340
  Other income, net                                                                                  187        428
                                                                                               ---------  ---------
Loss before income taxes                                                                          (1,009)      (699)

Income tax provision (Note 2)                                                                         --         --
                                                                                               ---------  ---------
Net loss                                                                                          (1,009)      (699)
Net worth, beginning of period                                                                     4,894      7,400
                                                                                               ---------  ---------
Net worth, end of period                                                                       $   3,885  $   6,701
                                                                                               ---------  ---------
                                                                                               ---------  ---------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --
                       UNITED STATES OPERATIONS (NOTE 1)
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                                                 SIX-MONTH PERIOD
                                                                                                  ENDED JUNE 30,
                                                                                               --------------------
                                                                                                 1996       1995
                                                                                               ---------  ---------
                                                                                                  (IN THOUSANDS)
OPERATING ACTIVITIES
Net loss                                                                                       $  (1,009) $    (699)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
  Depreciation and amortization                                                                       54         62
  Loss on disposal of furniture and equipment                                                          2          1
  Provision for doubtful accounts                                                                     (6)        (7)
  Deferred income taxes                                                                               --        280
  Amortization of excess of fair value of acquired net assets over cost                             (340)      (340)
  Changes in operating assets and liabilities:
    Accounts receivable                                                                            1,337       (375)
    Receivable from subsidiaries                                                                     (86)     1,157
    Amounts receivable from affiliates                                                                14        354
    Inventories                                                                                     (257)     5,933
    Refundable income taxes                                                                           --         91
    Prepaid expenses and other current assets                                                       (556)       (40)
    Accounts payable                                                                                 256     (2,529)
    Accrued salaries and benefits                                                                    (20)      (174)
    Other accrued expenses                                                                            55       (526)
    Income taxes payable                                                                              --       (258)
    Amounts payable to Simmonds                                                                      409     (1,693)
                                                                                               ---------  ---------
Net cash provided by (used in) operating activities                                                 (147)     1,237

INVESTING ACTIVITIES
Purchases of furniture and equipment                                                                  (9)       (10)
Proceeds from sale of furniture and equipment                                                          3         --
Purchases of other assets                                                                             --        (24)
                                                                                               ---------  ---------
Net cash used in investing activities                                                                 (6)       (34)

FINANCING ACTIVITIES
Proceeds from borrowings on line of credit                                                            --      4,468
Principal payments on line of credit borrowings                                                       --     (6,871)
                                                                                               ---------  ---------
Net cash used in financing activities                                                                 --     (2,403)
                                                                                               ---------  ---------
Net decrease in cash                                                                                (153)    (1,200)
Cash at beginning of period                                                                          215      1,154
                                                                                               ---------  ---------
Cash (overdraft) at end of period                                                              $      62  $     (46)
                                                                                               ---------  ---------
                                                                                               ---------  ---------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest                                                       $      --  $     440
                                                                                               ---------  ---------
                                                                                               ---------  ---------

                            See accompanying notes.

                      MIDLAND INTERNATIONAL CORPORATION --
                            UNITED STATES OPERATIONS
                         NOTES TO FINANCIAL STATEMENTS
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995

                                    (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

    Midland International Corporation (the Company) is a wholly-owned subsidiary of SCL Inc., (the Parent), which is a wholly-owned subsidiary of Simmonds Capital Limited (Simmonds), a Canadian Company. The Company is engaged primarily in the light assembly and distribution of two-way land mobile radios and related equipment and, until June 1995, certain other consumer product radios, both domestically and internationally.

    During February 1996, the Company, together with Simmonds, entered into a letter of intent to combine the United States operations of the Company with certain operations of Securicor Radiocoms Limited (Securicor), a United Kingdom company, and Intek Diversified Corporation (Intek), a publicly-held company in the United States.

    According to the terms of the agreement, the Company will contribute substantially all of its United States businesses, operations, assets and liabilities to Intek in exchange for shares of common stock of Intek. In connection with the Securicor part of the combination, Intek is required to file a Form 8-K with the Securities and Exchange Commission. As a result of the financial statement requirements for businesses acquired under rules promulgated by the Securities and Exchange Commission, the accompanying financial statements represent only the United States operations to be sold by the Company, hereafter referred to as Midland. The accompanying financial statements of Midland exclude the Company's wholly-owned subsidiaries, since such operations will not be included in the operations to be contributed to Intek. The receivable from subsidiaries, amounting to $1,493,000 at June 30, 1996, is eliminated in the consolidated financial statements of the Parent.

BASIS OF PRESENTATION

    The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996. For further information, refer to the audited financial statements and footnotes of Midland for the year ended December 31, 1995.

2.  INCOME TAXES
    The accompanying financial statements reflect no income tax benefit for the six months ended June 30, 1996 and 1995, since the deferred tax assets relating to the Company's net operating loss carryforwards have been offset by increases in the valuation allowance.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of INTEK Diversified Corporation:

    We have audited the accompanying consolidated balance sheets of INTEK Diversified Corporation (a Delaware corporation in the development stage) and subsidiaries as of December 31, 1995 and 1994 (Post-Reverse Merger -- See Note
1), and the related consolidated statements of operations, shareholders' equity and cash flows for the year ended December 31, 1995, for the periods from February 4, 1994 through December 31, 1994 (Post-Reverse Merger, consisting of the statements of operations and cash flows of Roamer One, Inc., predecessor corporation in the continuing business of INTEK Diversified Corporation and subsidiaries for the period from inception (February 4, 1994) through September 23, 1994 (Pre-Reverse Merger), audited by us, and the statements of operations and cash flows of INTEK Diversified Corporation and subsidiaries for the period from September 24, 1994 through December 31, 1994 (Post-Reverse Merger), also audited by us), for the period from January 1, 1994 through September 23, 1994 (Pre-Reverse Merger) and for the year ended December 31, 1993 (Pre-Reverse Merger). We have also audited the statements of operations and cash flows of INTEK Diversified Corporation and subsidiaries for the period from inception (February 4, 1994) through December 31, 1995 (Post Reverse Merger, consisting of the statements of operations and cash flows of Roamer One, Inc. and INTEK Diversified Corporation and subsidiaries as described above). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INTEK Diversified Corporation and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the periods indicated above in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
March 22, 1996

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          CONSOLIDATED BALANCE SHEETS
                                     ASSETS
             DECEMBER 31, 1994 AND DECEMBER 31, 1995, JUNE 30, 1996
                             (AMOUNTS IN THOUSANDS)

                                                            DEC. 31    DEC. 31       JUNE 30
                                                               1994       1995          1996
                                                          ---------  ---------  ------------
                                                                                (UNAUDITED)

CURRENT ASSETS:
  Cash and cash equivalents                               $   1,557  $     678     $     782
  Accounts receivable, net of allowance
   for doubtful accounts of
    $35 in Dec. 1994
    $60 in Dec. 1995
    $61 in June 1996                                            922      1,199           454
  Restricted cash                                                --         --           966
  Notes receivable, current portion                              68         54           135
  Advances for mobile equipment inventory                        --         --         1,796
  Inventories of equipment                                    1,127      1,248         2,992
  Prepaid expenses and other current assets                     483         77           383
  Assets held for sale                                        4,334      1,555         1,555
                                                          ---------  ---------  ------------
      Total current assets                                    8,491      4,811         9,063
                                                          ---------  ---------  ------------

PROPERTY AND EQUIPMENT, AT COST                                 794      7,535         7,860
Less -- Accumulated Depreciation                                (22)       (37)          (63)
                                                          ---------  ---------  ------------
                                                                772      7,498         7,797
                                                          ---------  ---------  ------------
OTHER ASSETS:
  Note receivable                                                --        100            70
  Deferred financing costs                                       --         --           236
  Investment in joint venture                                    --        125           125
                                                          ---------  ---------  ------------
TOTAL ASSETS                                              $   9,263  $  12,534     $  17,291
                                                          ---------  ---------  ------------
                                                          ---------  ---------  ------------

The accompanying notes are an integral part of these consolidated balance sheets

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          CONSOLIDATED BALANCE SHEETS
                      LIABILITIES AND SHAREHOLDERS' EQUITY
             DECEMBER 31, 1994 AND DECEMBER 31, 1995, JUNE 30, 1996
                             (AMOUNTS IN THOUSANDS)

                                                                  DEC. 31    DEC. 31        JUNE 30
                                                                     1994       1995           1996
                                                                ---------  ---------  -------------
                                                                                       (UNAUDITED)

CURRENT LIABILITIES:
  Accounts payable                                              $     718  $     301      $     151
  Accrued liabilities                                                 270        870            621
  Related party payable                                             1,292      2,452             32
  Notes payable                                                     2,992         --          2,500
  Letter of credit liability                                           --         --            917
  Licensee deposits                                                     3        344            366
                                                                ---------  ---------  -------------
      Total current liabilities                                     5,275      3,967          4,587
                                                                ---------  ---------  -------------

NOTES PAYABLE                                                          --         --          5,000
                                                                ---------  ---------  -------------

DEFERRED INCOME TAXES                                                 723        633            633
                                                                ---------  ---------  -------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock, $.01 par value
   Authorized -- 20,000,000 shares
   Issued -- 9,382,831 in 1994 11,086,215 in 1995 and
   11,590,860 in 1996                                                  94        111            116
  Capital in excess of par value                                    4,880     12,369         14,453
  Treasury stock, at cost -- 465,582 shares in 1994, 1995 and
   1996                                                              (770)      (770)          (770)
  Retained deficit                                                   (939)    (3,776)        (6,728)
                                                                ---------  ---------  -------------
Total shareholders' equity                                          3,265      7,934          7,071
                                                                ---------  ---------  -------------
Total liabilities and shareholders' equity                      $   9,263  $  12,534      $  17,291
                                                                ---------  ---------  -------------
                                                                ---------  ---------  -------------

The accompanying notes are an integral part of these consolidated balance sheets

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1993, DECEMBER 31, 1994 AND DECEMBER 31, 1995,
    THE SIX MONTH PERIODS ENDED JUNE 30, 1995 (UNAUDITED) AND JUNE 30, 1996
                                  (UNAUDITED)
                      (THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                        6 MONTHS ENDED
                                                        YEARS ENDED DECEMBER 31,              JUNE 30,
                                                 -------------------------------  --------------------
                                                      1993       1994       1995       1995       1996
                                                 ---------  ---------  ---------  ---------  ---------
                                                                                      (UNAUDITED)

Net sales                                        $      --  $     329  $   3,547  $   1,520  $     544
Cost of goods sold                                      --        292      3,254      1,399        591
                                                 ---------  ---------  ---------  ---------  ---------
Gross Profit                                            --         37        293        121        (47)
Operating expenses:
  Site                                                  --         86        469        199        606
  Selling                                               --         --        183         14        207
  Engineering                                           --         --         --         --         33
  General administrative                               448        857      2,866      1,382      1,463
                                                 ---------  ---------  ---------  ---------  ---------
Operating (loss)                                      (448)      (906)    (3,225)    (1,474)    (2,356)
Other income (expense):
  Gain on sale of assets held for sale                  --         --      1,204      1,152       (158)
  Interest                                              --        (41)      (209)      (114)      (117)
  Financing costs                                       --         --       (635)      (533)      (333)
  Other                                                 52          8         28          6         12
                                                 ---------  ---------  ---------  ---------  ---------
Loss from continuing operations                       (396)      (939)    (2,837)      (963)    (2,952)
Income tax provision                                     8         --         --         --         --
                                                 ---------  ---------  ---------  ---------  ---------
Loss from continuing operations                       (404)      (939)    (2,837)      (963)    (2,952)
Discontinued operations:
  Loss from discontinued operations, net of
   income taxes                                       (342)        --         --         --         --
  Gain on disposal of discontinued operations,
   net of
   income taxes                                         10         --         --         --         --
                                                 ---------  ---------  ---------  ---------  ---------
Net loss                                         $    (736) $    (939) $  (2,837) $    (963) $  (2,952)
                                                 ---------  ---------  ---------  ---------  ---------
                                                 ---------  ---------  ---------  ---------  ---------
Per Share Data:
  Net loss per common share and common share
   equivalent
  Continuing operations                          $   (0.14) $   (0.22) $   (0.30) $   (0.10) $   (0.27)
  Net loss                                       $   (0.26) $   (0.22) $   (0.30) $   (0.10) $   (0.27)
  Weighted average common shares and common
   share equivalents outstanding                     2,816      4,341      9,559      8,993     10,983
                                                 ---------  ---------  ---------  ---------  ---------
                                                 ---------  ---------  ---------  ---------  ---------

  The accompanying notes are an integral part of these consolidated statements

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION (FEBRUARY 4, 1994) THROUGH JUNE 30, 1996
                      (THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                 INCEPTION
                                                                               (FEBRUARY 4,
                                                                                   1994)
                                                                                  THROUGH
                                                                               JUNE 30, 1996
                                                                              ---------------
                                                                                (UNAUDITED)

Net sales                                                                        $   4,420
Cost of goods sold                                                                   4,137
                                                                                   -------
Gross Profit                                                                           283

Operating expenses:
  Site                                                                               1,161
  Selling                                                                              390
  Engineering                                                                           33
  General administrative                                                             5,185
                                                                                   -------
Operating loss                                                                      (6,486)

Other income (expense):
  Gain on sale of assets held for sale                                               1,045
  Interest                                                                            (367)
  Financing costs                                                                     (968)
  Other                                                                                 48
                                                                                   -------
Net loss                                                                         $  (6,728)
                                                                                   -------
                                                                                   -------

Per share data:
  Net loss per common share and common share equivalent                          $   (0.84)
  Continuing Operations                                                          $   (0.84)
  Net Loss                                                                       $   (0.84)

Weighted average common shares and common share equivalents outstanding              7,999

  The accompanying notes are an integral part of these consolidated statements

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1993, DECEMBER 31, 1994 AND DECEMBER 31, 1995,
             THE SIX MONTH PERIODS ENDED JUNE 30, 1995 (UNAUDITED)
                         AND JUNE 30, 1996 (UNAUDITED)
                      (THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                         6 MONTHS ENDED
                                                                       YEARS ENDED DECEMBER 31,             JUNE 30,
                                                                   ---------------------------------  --------------------
                                                                        1993         1994       1995       1995       1996
                                                                   ---------  -----------  ---------  ---------  ---------
                                                                                                          (UNAUDITED)
Cash Flows From Operating Activities:
  Net profit (loss)..............................................  $    (736) $      (939) $  (2,837) $    (963) $  (2,952)
  Adjustments to reconcile net (loss) to net cash provided by
   (used in) operating activities:
    Amortization of financing costs..............................         --           --        635        533        333
    Management fees..............................................         --          425         --         --         --
    Depreciation and amortization................................         25           48         14         38         26
    Deferred income taxes........................................          6           --         --         --         --
    Loss (Gain) on sale of assets held for sale..................        332           --     (1,204)    (1,152)        --
  Changes in assets and liabilities:
    Decrease (increase) in:
      Accounts receivable........................................        232         (214)      (277)       535        745
      Restricted cash............................................         --           --         --         --       (966)
      Notes receivable...........................................       (157)          --         68         25     (1,847)
      Inventories................................................         --       (1,127)      (121)    (1,614)    (1,744)
      Refundable income taxes....................................        167           --         --         --         --
      Prepaid expenses and other current assets..................          1         (366)       406        388       (147)
    Increase (decrease) in:
      Accounts payable...........................................        337          352       (417)      (359)      (150)
      Licensee deposits..........................................         --            3        341        122         22
      Accrued liabilities........................................        105          132        600       (462)      (249)
      Deferred income taxes......................................         --           --        (90)        --         --
                                                                   ---------  -----------  ---------  ---------  ---------
Total Adjustments................................................      1,048         (747)       (45)    (1,946)    (3,977)
                                                                   ---------  -----------  ---------  ---------  ---------
Net cash provided by (used in) operating activities..............        312       (1,686)    (2,882)    (2,909)    (6,929)
Cash Flows From Investing Activities:
  Capital expenditures...........................................       (237)        (795)    (2,740)     1,105       (326)
  Equity acquired in reverse merger..............................         --        3,228         --         --         --
  Net change in assets acquired in reverse merger................         --       (3,739)        --         --         --
  Proceeds, net of note receivable, from sale of assets held for
   sale..........................................................         13           --      3,868      3,373         --
  Proceeds from collection of note receivable....................         23           --         --         --         --
  Investment in joint venture....................................         --           --       (125)      (125)        --
  Change in working capital of discontinued operations...........         --           --        (39)       189         --
                                                                   ---------  -----------  ---------  ---------  ---------
  Net cash provided by (used in) investing activities............       (290)      (1,306)       964      4,542       (326)
Cash Flows From Financing Activities:
  Issuance of common stock.......................................         --           75      1,271         --      1,639
  Loan proceeds..................................................         --        2,500         --         --      7,500
  Letter of credit liability.....................................         --           --         --         --        917
  Principal payments on borrowings...............................       (162)          --     (1,392)      (900)        --
  Deferred financing costs.......................................         --           --         --         --       (277)
Related party borrowings.........................................         --        1,293      1,160     (1,121)    (2,420)
                                                                   ---------  -----------  ---------  ---------  ---------
    Net cash provided (used) by financing activities.............       (162)       3,868      1,039     (2,021)     7,359
                                                                   ---------  -----------  ---------  ---------  ---------
Net increase (decrease) in cash and cash equivalents.............       (140)         876       (879)      (388)       104
Cash and cash equivalents at beginning of period.................        567          427      1,557      1,557        678
Cash and equivalents acquired in reverse merger..................         --          254         --         --         --
                                                                   ---------  -----------  ---------  ---------  ---------
Cash and cash equivalents at end of period.......................  $     427  $     1,557  $     678  $   1,169  $     782
                                                                   ---------  -----------  ---------  ---------  ---------
                                                                   ---------  -----------  ---------  ---------  ---------
Supplemental disclosure of Cash flow information:
Cash paid for interest...........................................  $      87  $        42  $     227  $     112  $      --
Cash paid for income taxes.......................................  $       5  $       254  $      --  $       3  $       7

    The accompanying notes are an integral part of these consolidated statements

                         INTEK DIVERSIFIED CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION (FEBRUARY 4, 1994) THROUGH JUNE 30, 1996
                      (THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                 INCEPTION
                                                                               (FEBRUARY 4,
                                                                                   1994)
                                                                                  THROUGH
                                                                               JUNE 30, 1996
                                                                              ---------------
                                                                                (UNAUDITED)
Cash Flows From Operating Activities:
  Net loss                                                                       $  (6,729)
                                                                                   -------
Adjustments to reconcile net (loss) to net cash provided by (used in)
 operating activities:
    Amortization of financing costs                                                    968
    Management fees                                                                    425
    Depreciation and amortization                                                       88
    Loss (Gain) on sale of assets held for sale                                     (1,203)
  Changes in assets and liabilities:
    Decrease (increase) in:
    Accounts receivable                                                                254
    Restricted cash                                                                   (965)
    Notes receivable                                                                (1,780)
    Inventories                                                                     (2,992)
    Prepaid expenses and other current assets                                         (107)
  Increase (decrease) in:
    Accounts payable                                                                  (215)
    Licensee deposits                                                                  366
    Accrued liabilities                                                                484
    Deferred income taxes                                                              (90)
                                                                                   -------
Total Adjustments                                                                   (4,767)
                                                                                   -------
Net cash provided by (used in) operating activities                                (11,496)
Cash Flows From Investing Activities:
  Capital expenditures                                                              (3,861)
  Equity acquired in reverse merger                                                  3,228
  Net change in assets acquired in reverse merger                                   (3,739)
  Proceeds, net of note receivable from sale of assets held for sale                 3,869
  Investment in joint venture                                                         (125)
Change in working capital of discontinued operations                                   (40)
                                                                                   -------
  Net cash used in investing activities                                               (668)
Cash Flows From Financing Activities:
  Issuance of common stock                                                           2,984
  Loan proceeds                                                                     10,000
  Letter of credit liability                                                           917
  Principal payments on borrowings                                                  (1,392)
  Deferred financing costs                                                            (278)
  Related party borrowings                                                              34
                                                                                   -------
  Net cash provided by financing activities                                         12,265
                                                                                   -------
Net increase in cash and cash equivalents                                              101
Cash and cash equivalents at beginning of period                                       427
Cash and equivalents acquired in reverse merger                                        254
                                                                                   -------
Cash and cash equivalents at end of period                                       $     782
                                                                                   -------
                                                                                   -------
Supplemental disclosures of cash flow information:
  Cash paid for interest                                                         $     227
  Cash paid for income taxes                                                     $      12

  The accompanying notes are an integral part of these consolidated statements

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1996

(1) BUSINESS AND SIGNIFICANT RISKS

A. DEVELOPMENT STAGE ENTERPRISE

    INTEK Diversified Corporation ("INTEK" or the "Company") was incorporated in 1969 and until September 23, 1994 had been primarily engaged in the business of molding, fabricating and selling plastic products through its wholly owned subsidiary, Olympic Plastics Corporation ("Olympic Plastics").

    On September 23, 1994, a newly formed, wholly-owned subsidiary of INTEK, Romnet, Inc., a Delaware corporation, acquired all of the issued and outstanding stock of Simrom, Inc. ("Simrom"), an Ohio corporation in exchange for 6,000,000 shares of INTEK common stock. Effective September 23, 1994, Simrom merged with Romnet, Inc. (the "Merger"). After the Merger, the surviving corporation changed its name to Roamer One, Inc. ("Roamer One") The Company refocused its resources to the development of the Roamer One business, the telecommunications industry, and discontinued and divested the operations of Olympic Plastics. Since the former shareholders of Simrom retained more than a 50 percent controlling interest in INTEK, the business combination was treated as a reverse merger for accounting purposes. After the Merger, Roamer One's principal assets were certain rights relating to licenses granted by the FCC for the 220 MHz to 222 MHz ("220 MHz") narrowband spectrum. Pursuant to the Merger, Roamer One's net deficit equity of $338,637 was transferred to INTEK. Pro forma combined operating results of the merged companies are not presented since INTEK's former business is treated as if it were a divested operation.

    The Company is engaged in a development stage enterprise of developing, constructing, and managing narrow band 220 MHz Specialized Mobile Radio ("SMR") systems in the United States ("U.S.") utilizing certain rights and benefits afforded it by licensees in the newly allocated 220 MHz narrow band spectrum.

    Roamer One contracted with certain holders of 220 MHz licensees who can generally be grouped under one of the following classifications: Category I, Category II, or Category III Agreements. Under the Category I Agreements, each of the licensees (which are, in some instances, directors of, and others affiliated with the Company) has entered into an "Exclusive Management Agreement and Right of First Refusal" (the "Management Agreement"). The Management Agreement permits Roamer One to retain 100% of the subscriber revenues until such time as $200,000 is earned from system operation, after which time the licensee receives 10% of the gross subscriber revenues. Each licensee under a Category I Agreement also has entered into an Option to Purchase Agreement (the "Option Agreement") providing Roamer One with the exclusive right to purchase the constructed 220 MHz SMR system, together with the 220 MHz license for a nominal sum. Under the Option Agreement, Roamer One is required to fund all capital costs and operating expenses. The option under the Option Agreement may be exercised by Roamer One at any time after construction by Roamer One of the 220 MHz SMR system is completed. As of June 30, 1996, Roamer One had 228 Category I Agreements, of which 73 were constructed.

    Under Category II Agreements, each of the licensees has entered into a Management Agreement which permits Roamer One to earn and retain, depending on the Licensee, 30%-65% of the gross subscriber revenues. Each of the licensees also has entered into an Option Agreement, however, in most cases, the option may be exercised only after 18 months to 48 months (depending on the licensee) after the construction of the 220 MHz SMR System by Roamer One has been completed. Roamer One is required to finance the building of the 220 MHz SMR system and contribute operating capital until such time as the system is profitable. The purchase price of the 220 MHz SMR system, together with the 220 MHz license, is generally computed using a multiple of earnings at the time of purchase. As of June 30, 1996, Roamer One had 33 Category II Agreements, of which 27 were constructed.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(1) BUSINESS AND SIGNIFICANT RISKS (CONTINUED)
    Under the Category III Agreements, each of the licensees has entered into a management agreement providing that Roamer One will manage the 220 MHz SMR system for a fee varying (depending on the licensee) varying from 20% to 40% of gross revenues. Under a Category III Agreement, Roamer One has no option to purchase such 220 MHz SMR system but does have a right of first refusal to purchase the system in the event an acceptable offer to buy such system is submitted to the licensee by a third party and the Company is able to match such offer. The licensees under Category III Agreements are obligated to provide the funds for the system construction and operating costs. As of June 30, 1996, Roamer One had 153 Category III Agreements, of which 38 were constructed. An additional 28 systems were constructed for and sold to third parties.

    While the Company has management agreements for 138 constructed 220 MHz SMR systems, the number of subscribers to the service is insignificant and the Company's proposed marketing strategy has just begun to be implemented. The focus of the Company has been directed to the construction of as many systems as possible by the Federal Communication Commission's (the "FCC") deadline date. On January 26, 1996, the FCC adopted a Second Report and Order in PR Docket No. 89-552 and GN Docket No. 93-252 that extended the construction deadline to March 11, 1996 for all non-nationwide 220 MHz licenses that elected to construct base stations at currently authorized locations. An additional extension is applicable only to licensees who filed with the FCC (a) on or before March 11, 1996, a Letter of Intention to modify their location, and (b) on or before May 1, 1996, a valid application to modify their authorizations by relocating their stations to a different location. For sites constructed to date, 6 modification applications are currently pending before the FCC. Action by the FCC on these applications is expected shortly. There can be no assurance the FCC will act favorably on the applications or that the FCC's decision will not result in reductions in coverage, increased site rental, further site relocation costs, or other adverse effects. In the event that a modification application is denied, the license for the system may become subject to automatic cancellation.

    The Company will have 75 days from the date modifications are granted) to construct each system for which a modification is obtained from the FCC. There are no assurances that the Company will be successful in gaining a grant of site modification on behalf of all licenses for which an application is made. The Company will continue to assess site locations, market indicators and its financial resources in deciding whether to construct a system. No assurances can be made that the Company will be able to complete the construction of all systems for which a modification is granted by the end of the extended construction period or that it will have the financial resources to do so.

    Systems that have been completed are being used for testing of the Company's billing system software, signal coverage, and system performance. Limited subscriber loading began in selected markets during the first quarter of 1996 to test the system. As a result of the testing, certain problems were identified such as white noise and interference from other radio transmissions. A solution to these problems appears to have been developed and Roamer One is currently retrofitting its repeater sites so that they can operate in a commercially viable fashion. No assurances can be made that Roamer One will ultimately complete all of the sites which are currently subject to its Management Agreements or that it will obtain subscribers for completed sites. No significant revenues are expected to be generated from the operation of these systems prior to the fourth quarter of 1996.

    The Company has management agreements for 413 licenses. Of the 166 systems it has constructed as of June 30, 1996, the Company has management agreements for 138 systems. The remaining 28 systems were constructed for, and sold to third parties. The Company has not entered into management agreements for

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(1) BUSINESS AND SIGNIFICANT RISKS (CONTINUED) these systems at this time. No assurance can be made that the Company will enter into such management agreements. The Company also has management agreements for 34 systems that were constructed by third parties. Of the 138 systems constructed by the Company for which it has management agreements, 6 licenses are subject to approval by the FCC for modification to the site locations. In the absence of such approval, the Company would lose all rights and privileges afforded under the contracts.

B. LICENSEE UNDER FCC AUTHORITY

    The construction, licensing, operation, sale, management, ownership, and acquisition of 220 MHz licenses are regulated by the FCC. The Company's actions with respect to 220 MHz systems which it owns or manages may be delayed by the time required to obtain FCC approval or consent for certain actions, or such approval or consent may be denied or withheld. FCC requirements also may impose certain costs or requirements upon the Company which it would not bear in the absence of regulation.

    Because Roamer One's business is regulated by the FCC, its business affairs (and those of its actual and potential competitors) are always subject to changes in FCC rules and policies. Such changes, can increase the level of competition, the cost of regulatory compliance, the methods in which the Company manages the 220 MHz systems, the difficulty in obtaining or keeping licenses, standards for products and services or other facets of the Company's regulatory environment. Further, each FCC proceeding which might affect the Company is subject to reconsideration, appellate review, and FCC modification from time-to-time.

    The FCC requires that licensees maintain de jure and de facto control of their radio systems at all times. This requirement is applicable to the 220 MHz licenses which the Company seeks to manage or acquire. A Licensee's failure to maintain control can result in an FCC investigation or hearing, imposition of monetary forfeitures, or revocation of a license. Pursuant to certain guidelines, the FCC will review the specific facts of a particular situation on a case-by-case to determine if a licensee has given control to a manager, either under the terms of the agreement or as a result of the course of dealing between the licensee and the manager. No assurances can be given that the Company's management agreements or course of conduct in acquiring rights to or managing the 220 MHz systems will be found to comply with such FCC requirements.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of INTEK (from September 23, 1994 through June 30, 1996) and its wholly-owned subsidiaries Roamer One (from February 4, 1994 (inception) through June 30, 1996), IMCX
Corporation ("IMCX"), and IDC International Corporation ("IDC") with Olympic Plastics Company, Inc. ("Olympic") assets reported as Assets Held for Sale. The results of operations of Olympic have been excluded from continuing results of operations after September 23, 1994. The operating assets of IMCS were sold by the Company on August 12, 1993 and thus revenues have been restated to exclude IMCS from continuing operations. All significant intercompany accounts and transactions have been eliminated in consolidation.

    Although the operations of Roamer One were combined with those of the Company for a period of seven days prior to September 30, 1994 pursuant to the Merger, the Consolidated Statements of Operations do not include the operations of Roamer One during this period as such operations did not involve significant revenues or expenses.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
B. CASH FLOW STATEMENT

    The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    The following summarizes the supplemental disclosure of non-cash investing and financing activities:

    On September 23, 1994, the Company exchanged 6,000,000 shares of its common stock for 100 percent of the common stock of Simrom, Inc., in the Merger which was accounted for as a reverse merger (See Note 1). Accordingly, the assets and liabilities of INTEK at September 23, 1994 are assumed to have been acquired by Roamer One.

    On November 22, 1994, the Company issued 100,000 shares of its common stock in exchange for certain management services valued at $425,000 (equating to $4.25 per share), which was the approximate fair market value at the date of issuance.

    In November, 1994, the Company obtained a $2,500,000 loan from Quest Capital Corporation ("Quest"), formerly known as Noramco Mining Corporation, to fund the initial costs of implementing Roamer One's construction program. During the second quarter of 1995, the Company reduced the principal balance to $1,600,000 and on December 29, 1995 the Company issued 336,842 shares (at a value of $4.75 per share) of INTEK common stock to Quest as payment in full of the principal then due.

    During 1995, the Company exchanged 162,000 shares of its common stock for certain loan extension fees valued at $635,000 (equating to $3.92 per share) and 937,042 shares of its common stock for equipment purchased from Securicor valued at $4,000,000 (equating to $4.27 per share). The values attributed to the common stock were the approximate fair market values on the dates of issuance.

    On February 29, 1996, the Company raised $2,500,000 through the issuance of a Senior Secured Debenture to Mees Pierson ICS Limited, a UK limited liability company. INTEK also issued 50,000 shares of its common stock under Regulation S of the Securities Act of 1933, as amended (the "Securities Act"), to Mees Pierson as a closing fee for its investment banking services. An agency fee of $25,000 cash was paid to Octagon Capital Canada Corporation. On August 13, 1996, Nees Pierson agreed in writing to extend the repayment date to the ealier of the compeletion of the sale of the Property and October 31, 1996. INTEK paid to Nees Pierson accrued interest through August 31, 1996, issued 25,000 shares of Company Common Stock to Nees Pierson and issued 5,000 shares of Company Common Stock to Octagon Capital Corporation in exchange for the extension.

C. INVENTORIES

    Inventories are stated at the lower of cost or market and consist of repeater site receive/transmit systems for sale to Category III licensees and mobile radios for sale to subscribers.

D. PROPERTY AND EQUIPMENT, AT COST

    Depreciation is provided on the straight-line method over the estimated useful lives of the assets which are ten years for site equipment and 5 years for furniture, fixtures, office equipment, and computers. The Company's policy is to begin depreciating repeater site equipment at such time as it begins to generate subscriber revenues. Normal maintenance and repairs are charged to expense as incurred. Expenditures which increase the useful lives of assets are capitalized.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
E. REVENUE RECOGNITION

    Revenue is recognized for sales of equipment when delivered. Subscriber revenue derived from Category I and Category II agreements is recognized at the time subscribers are billed as a percentage of subscriber billings per the terms of the management agreements. Management fees related to Category III agreements are recognized at the time subscribers are billed based upon a percentage of subscriber billings per the terms of the management agreements.

F. INCOME TAXES

    The Company and its subsidiaries file consolidated Federal and combined state income tax returns. The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires, among other things, the use of the liability method in computing deferred income taxes.

    The Company provides for deferred income taxes relating to timing differences in the recognition of income and expense items (primarily relating to depreciation, amortization and certain leases) for financial and tax reporting purposes. Such amounts are measured using current tax laws and regulations in accordance with the provisions of SFAS 109.

    In accordance with SFAS No. 109, the Company has recorded valuation allowances against the realization of its deferred tax assets. The valuation allowance is based on management's estimates and analysis, which includes tax laws which may limit the Company's ability to utilize its tax loss carryforwards.

G. NET LOSS PER SHARE

    The  net loss  per share for  all periods  shown is based  upon the weighted
average  number  of  shares  outstanding  for  the  periods.  No  common   stock
equivalents are included in the calculation since they would have an anti-dilutive effect.

H. RECLASSIFICATIONS

    Certain amounts in the December 31, 1994 and 1993 Financial Statements have been reclassified to conform with the current period presentation.

I. USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. CONCENTRATIONS OF RISK

    Accounts receivable are unsecured and the Company is at risk to the extent such amounts become uncollectible. As of June 30, 1996, one customer comprised 70% of the Company's accounts receivable.

    The Company's equipment sales are to customers located primarily in the United States. During the six months ended June 30, 1996, the Company had sales to one customer which represented approximately 99% of sales. During the six months ended June 30, 1995, the same customer represented 89% of sales.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The Company purchases a significant portion of its equipment from Securicor Radiocoms Limited, a corporation formed under the laws of England and Wales, and a wholly owned subsidiary of Securicor Communications. The Company believes that if this foreign supplier were no longer available, it could have a severe impact on its financial position or results of operations.

K. NEW PRONOUNCEMENTS

    ADOPTION OF SFAS 121 -- IMPAIRMENT OF LONG-LIVED ASSETS

    In March 1995, the Financial Accounting Standards Board issued Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (the Statement). The Statement establishes accounting standards for long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. The Company will adopt the Statement in 1996. The Company has not yet evaluated the impact of this Statement.

    ADOPTION OF SFAS 123 -- STOCK-BASED COMPENSATION

    In November 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation." The statement recommends changes in accounting for employee stock-based compensation plans, and requires certain disclosures with respect to these plans. The Statement's disclosures were adopted by the Company effective January 1, 1996.

(3) INVENTORIES

    Inventories at December 31, 1994 and 1995 and at June 30, 1996 consist of the following (in thousands):

                                                                        1994       1995       1996
                                                                   ---------  ---------  ---------
Site installations                                                 $   1,127  $     549  $   2,442
Mobile radios                                                             --        699        550
                                                                   ---------  ---------  ---------
                                                                   $   1,127  $   1,248  $   2,992
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

(4) PROPERTY AND EQUIPMENT

    Property and equipment at December 31, 1994 and 1995 and at June 30, 1996 consist of the following (in thousands):

                                                                          1994       1995       1996
                                                                     ---------  ---------  ---------
Site equipment                                                       $     768  $   7,283  $   7,560
Furniture and fixtures                                                      26         73         73
Computers                                                                   --        179        227
                                                                     ---------  ---------  ---------
Total property and equipment, at cost                                      794      7,535      7,860
Less accumulated depreciation                                              (22)       (37)       (63)
                                                                     ---------  ---------  ---------
Net property and equipment                                           $     772  $   7,498  $   7,797
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(5) INCOME TAXES

    There was no provision for income taxes for the twelve months ended December 31, 1994 and 1995 except for the minimum state tax. Taxes included in general and administrative expenses amounted to $3,200 in 1994 and 1995. The Company is expecting an "ordinary" loss for the current fiscal year and this, combined with net operating loss carryforwards from the previous years, are expected to offset any current tax liability.

    The reconciliation of the provision (benefit) for income taxes at December 31 to the amount computed at the Federal statutory rate is as follows (in thousands):

                                                                                    1994       1995
                                                                               ---------  ---------
Benefit at the statutory rate                                                  $    (319) $    (965)
  State taxes, net of federal tax benefit                                              3          3
  Operating losses not currently available for use                                   319        965
  Other                                                                               --         --
                                                                               ---------  ---------
                                                                               $       3  $       3
                                                                               ---------  ---------
                                                                               ---------  ---------

    The approximate tax effect of temporary differences which gave rise to significant deferred tax assets and liabilities are as follows (in thousands):

                                                                                   1994       1995
                                                                              ---------  ---------
Deferred tax assets (state and Federal):
  Accrued liabilities                                                         $      36  $      25
  Inventory reserve                                                                  14         --
  Allowance for doubtful accounts receivable                                         15         13
  Building valuation allowance                                                       --        173
  Amortization of Roamer One startup costs                                           --        118
  Operating loss carryforwards                                                      856        956
                                                                              ---------  ---------
                                                                                    921      1,285
  Valuation allowance                                                              (921)    (1,285)
                                                                              ---------  ---------
                                                                              $      --  $      --
                                                                              ---------  ---------
                                                                              ---------  ---------
Deferred tax liabilities (state and Federal):
  Depreciation                                                                $    (607) $    (607)
  Other                                                                            (116)       (26)
                                                                              ---------  ---------
                                                                              $    (723) $    (633)
                                                                              ---------  ---------
                                                                              ---------  ---------

    In 1990, the State of California passed legislation which disallowed the utilization of net operating loss carryforwards and carrybacks until 1993. At December 31, 1995, the Company had net operating loss carryforwards available for Federal and California income tax purposes of approximately $2,225,000, and $2,147,000, respectively. The net operating loss carryforwards expire in the year 2008 and thereafter for Federal and 1997 and thereafter for State income tax purposes.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1996

(6) PENSION PLAN

    One of the Company's subsidiaries has a Simplified Employees Pension Individual Retirement Account Plan (the Plan). Annual contributions to the Plan are at the discretion of the Board of Directors and cannot exceed 15 percent of all employee's compensation. No contributions were made for 1994, 1995 or 1996.

(7) DIRECTOR COMPENSATION

    Members of the Board of Directors are compensated for services at the rate of $4,000 per year plus $500 per meeting to a maximum of $10,000 per director. For the twelve months ended December 31, 1995, the Company paid Directors fees of an aggregate of $51,500. For the six months ended March 31, 1996, the Company paid Directors fees of an aggregate of $15,500 that were accrued as of December 31, 1995. The Company has also paid an aggregate of $39,000 for 1996 annual fees plus meetings and has accrued an aggregate of $12,000 for unpaid directors fees. For the six months ended June 30, 1995, the Company accrued an aggregate of $48,000 for unpaid directors fees.

(8) STOCK OPTION PLAN

    In July 1985, the shareholders approved the "1985 INTEK Diversified Corporation Key Employee Incentive Stock Option Plan" which provides for the granting of options on up to 500,000 shares of the Company's common stock to key employees. In 1988, the shareholders of the Company approved the 1988 "Key Employee Incentive Stock Option Plan" which provides for the granting of options on up to 500,000 shares of the Company's common stock to key employees. The stock options are exercisable over a period determined by the Stock Option Committee, but no longer than ten years after the date they are granted.

    The options are to be exercisable at a price equal to the "Fair Market Value" (average of the closing per share bid and asked price of the Company's Common Stock on the date an option is granted) or 110 percent of Fair Market Value for persons who have in excess of a 10 percent voting interest in all classes of the Company's stock prior to the date of grant. The dollar amount of options issued under the Plan in any calendar year is limited to $100,000 per person in value plus any unused limit carry-over.

    In September 1994, the shareholders approved the "1994 Stock Option Plan" which provides for the granting of options up to 600,000 shares of common stock per person.

    On June 23, 1995 the Company filed with the Securities and Exchange Commission a registration statement on Form S-8 for the offering and sale by the Company of up to 500,000 shares of the Company's common stock, par value $0.01 pursuant to stock options granted or to be granted under the 1988 INTEK Diversified Corporation Key Employee Incentive Stock Option Plan.

    At the Annual Meeting of Shareholders held on July 5, 1995, the shareholders voted to approve the 1994 Stock Option Plan which provides for the granting of options of up to 600,000 shares of the Company's Common Stock. The 1994 Plan provides for the granting of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "nonqualified stock options", which are not intended to qualify under any provision of the Code. Each grant shall specify the number of shares of Common Stock to which it pertains; provided, however, that no optionee may be granted stock options for more than 60,000 shares in any fiscal year of the Company.

    The shareholders also voted to approve the 1994 Directors' Stock Option Plan (the "Directors' Plan") which provides for the granting of options of up to 300,000 shares of the Company's Common Stock. Under the terms of the Directors' Plan, each member of the Stock Option Committee received an option to purchase 40,000 shares of Common Stock on September 24, 1994. All other members of the Board received

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(8) STOCK OPTION PLAN (CONTINUED)
an option to purchase 40,000 shares of Common Stock under the 1994 Stock Option Plan. In addition, each director who was not a director on September 23, 1994 will receive, on the date of his or her initial election as a director, an option to purchase 20,000 shares of Common Stock. Options are exercisable on the first anniversary of the date of grant, provided the optionee remains a director on such anniversary. No person may receive an option pursuant to the Directors' Plan more than once.

    On August 2, 1995 the Company filed with the Securities and Exchange Commission a registration statement on Form S-8 for the offering and sale by the Company of up to 900,000 shares of the Company's common stock, par value $0.01 pursuant to stock options granted or to be granted under the INTEK Diversified Corporation 1994 Stock Option Plan and the INTEK Diversified Corporation Directors' 1994 Stock Option Plan.

    A summary of the Company's Stock Option Plans as of March 31, 1996 is as follows:

                                                                                  OPTION PRICE
                                                                          SHARES    PER SHARE
                                                                      ----------  -------------
1988 PLAN
Shares granted:
  January 1, 1987                                                        155,000    $   1.750
Shares terminated                                                        (97,500)       1.750
Shares exercised in 1995                                                 (57,500)
                                                                      ----------
Shares under option                                                            0
                                                                      ----------

1994 STOCK OPTION PLAN
Shares granted:
  September 23, 1994                                                      50,000    $   2.750
  September 23, 1994                                                     330,000        3.750
  December 20, 1995                                                       72,000        5.875
Shares exercised in 1995                                                 (40,000)
Shares exercised in 1996                                                (162,000)
                                                                      ----------
Shares under option                                                      250,000
                                                                      ----------

1994 DIRECTORS' STOCK OPTION PLAN
Shares granted:
  September 23, 1994                                                     120,000    $    3.75
                                                                      ----------
Shares exercised in 1996                                                 (55,000)
Shares under option                                                       65,000
                                                                      ----------
Total shares under option                                                315,000
                                                                      ----------
                                                                      ----------
                                                                      ----------
                                                                      ----------

    As of March 31, 1996, options available for future grant were as follows:

1988 Plan                                                  442,500
1994 Stock Option Plan                                     148,000
1994 Directors Plan                                        180,000
                                                         ---------
                                                           770,500
                                                         ---------
                                                         ---------

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(9)DIRECTORS AND OFFICERS OF INTEK -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Pursuant to a management agreement dated September 23, 1994, the Company paid an annual management fee of $200,000 to Peter Paul Corporation, Inc., an affiliate of Anglo York Industries, Inc., a stockholder of the Company. Peter Paul Corporation, Inc. made the services of Mr. Vincent Paul, Vice Chairman of the Board of Directors, available to the Company without additional compensation. The management agreement terminated on January 31, 1996 upon the death of Mr. Paul. For the years ended December 31, 1994 and 1995, the Company paid management fees of $200,000 and $200,004 respectively to Peter Paul Corporation, Inc. For the six months ended June 30, 1996 and 1995, the Company paid management fees of $16,667 and $50,000 respectively.

    In November 1994, the Company borrowed $2,500,000 bearing 12% interest, from Quest Capital. The Quest loan was secured by a first mortgage on the land and building owned by Olympic and a guaranty by Simmonds Capital Ltd ("SCL"), formerly known as Simmonds Communications Ltd. Quest was issued a total of 262,000 shares of Company common stock, as a loan commitment fee and compensation for two extensions to the maturity date. During the second quarter of 1995, the Company reduced the principal balance to $1,600,000 and on December 29, 1995 the Company issued 336,842 shares of Company common stock to Quest as payment in full of the principal then due.

    Roamer One, Inc. borrowed $150,000 from SCL evidenced by a short-term, non-interest bearing note in October, 1994 and repaid the obligation in November, 1994.

    Pursuant to an oral consulting agreement between Roamer One Holdings and the Company, the Company paid $10,000 per month to Roamer One Holdings and Roamer One Holdings made available the services of Mr. Wilson, Chairman of the Board of the Company, to the Company. This arrangement was terminated on June 30, 1995. The Company entered into a Consulting Agreement with Mr. Wilson on July 1, 1995. The consulting period is 3 years commencing on July 1, 1995 and terminating June 30, 1998. Total annual compensation is $120,000, paid in monthly installments of $10,000. Mr. Wilson is not entitled to participate in any retirement, bonus, insurance or other employee benefit plan maintained by the Company for the benefit of its employees. For both the six months ended June 30, 1996 and 1995, the Company incurred and paid $60,000 to Mr. Wilson pursuant to this agreement. In addition, the Company paid $30,000 to Mr. Wilson that had been accrued as of December 31, 1994.

    Pursuant to an oral management agreement between SCL and the Company, the Company pays SCL $10,000 per month and SCL makes available the services of Messrs. Simmonds, Dunstan and Heinke, each of whom are officers and directors of the Company, to the Company. For both the six months ended June 30, 1996 and 1995, the Company incurred and paid $60,000 to SCL pursuant to this agreement. The Company is also reimbursing SCL for the services of Mr. Heinke and Mr. Chris Green, an SCL employee, related to the Proposed Transaction at the hourly rate of $75.00. These services were not contemplated in the original management agreement. In addition, the Company paid $30,000 to SCL that had been accrued as of December 31, 1994.

    Pursuant to an oral consulting agreement between Simmonds Mercantile and Management Inc. (("SMM"), a company controlled by SCL, the Company pays SMM $8,000 per month for consulting services. For the six months ended June 30, 1996, the Company incurred and paid $48,000 to SMM.

    On April 18, 1995, Roamer One entered into a Memorandum of Understanding with Midland International Corporation ("MIC"), a Delaware corporation and a wholly owned subsidiary of SCL, Inc., a

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(9)DIRECTORS AND OFFICERS OF INTEK -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS (CONTINUED)
Delaware corporation, and a wholly owned subsidiary of Simmonds Capital Limited, an Ontario corporation. The Memorandum of Understanding granted MIC exclusive sales and distribution rights for all Roamer One private branded 220 MHz radio product in the U.S. MIC will be paid a commission on sales of such radios. Roamer One also entered into an agreement with Securicor LMT ("LMT"), whereby LMT will supply Securicor radios bearing the Roamer One Logo.

    Pursuant to a Financing Agreement and related agreements between the Company, Roamer One, SCL and LMT, an affiliate of Securicor International Limited, a stockholder of the Company, LMT had delivered in 1995 approximately $4,000,000 worth of base station equipment and mobile radios in exchange for 937,042 shares of the Company's common stock to Securicor International Limited. Pursuant to the Financing Agreement, such shares were issued at a share price of $4.26875. The financing agreement calls for Roamer One to purchase a total of approximately $7.9 Million in equipment. As of June 30, 1996, Roamer One had purchased $7.0 million.

    The Company and SCL have an arrangement whereby Roamer One, purchases equipment and installation services from SCL. During the twelve months ended December 31, 1995, Roamer One, Inc. purchased $9,298,000 of radio equipment and installation services from SCL. During the six months ended June 30, 1996, Roamer One, Inc. purchased $554,000 of radio equipment and installation services from SCL. As of June 30, 1996 Roamer One had a balance due to SCL of $63,000.

    On September 23, 1994, the Company and SCL, ROH, Anglo York Industries, Inc. and Harold Davis (collectively referred to as the "Holders") entered into a Registration Rights Agreement to provide the Holders with certain demand and "piggy-back" registration rights with respect to the Company's Common Stock owned by the Holders. ROH is a stockholder of the Company holding approximately 34.8% of the Company's Common Stock. Anglo York Industries, Inc. is a stockholder of the Company holding approximately 10.5% of the Company's Common Stock. Mr. Davis was an executive vice president and treasurer of the Company until September 23, 1994.

    Kohrman Jackson & Krantz, a Cleveland, Ohio, law firm of which Steven L. Wasserman is a partner, performs legal services for the Company and its subsidiaries. Mr. Wasserman is a member of the Company's Board of Directors and is its secretary. Mr. Wasserman receives $1,000 per month as compensation for his services as the secretary of the Company. The law firm received fees of $8,856 in 1994 and $162,097 in 1995 from INTEK. The law firm received fees of $136,000 during the first six months of 1995 and $43,000 during the first six months of 1996 from INTEK. Mr. Wasserman was formerly a principal with the law firm of Honohan, Harwood, Chernett & Wasserman, which received fees of $23,722 in 1994 from INTEK.

    On February 29, 1996, the Company borrowed $2,500,000 through the issuance of a debenture held by Mees Pierson ICS. The loan is due in on August 31, 1996 and bears interest at a rate based on the Bank of America Prime Rate. The loan is secured by the land and building owned by Olympic (the "Property") and by the equipment related to 15 Category I licenses. A closing fee was paid to Mees Pierson of 50,000 shares of the Company common stock issued under Regulation S of the Securities Act of 1933 as amended. An agency fee of $25,000 cash was paid to Octagon Capital Canada Corporation. At June 30, 1996, Octagon Investments, Ltd had beneficial interest in 6.2% of the Company's outstanding common stock and stock options. The Company has a signed offer from Mees Pierson to extend the maturity date of the Debenture to October 31, 1996 upon payment of 25,000 shares of Company Common Stock to Mees Pierson and 5,000 shares to Octagon Capital Corporation which shall be issued under Regulation S, or other exemptions, of the Securities Act of 1933, as amended (the "Securities Act"). Under the terms of the offer, 10,000 shares would

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(9)DIRECTORS AND OFFICERS OF INTEK -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS (CONTINUED)
be rebated to the Company if the Debenture is paid by September 14, 1996. The Company has not yet accepted this offer. If the Company were to default on the Debenture, Mees Pierson could exercise its rights under its security agreements and take possession of the Property and 15 Category I licenses.

    The Company believes that the terms of the transactions and the agreements described above are on terms at least as favorable as those which it could otherwise have obtained from unrelated parties. On-going and future transactions with related parties will be (1) on terms at least as favorable as those which the Company would be able to obtain from unrelated parties; (2) for bona fide business purposes; and (3) approved by a majority of the disinterested and non-employee directors.

(10) INVESTMENT IN JOINT VENTURE

    In May 1995, INTEK contributed $125,000 for a one-third ownership interest in Brook SIG Corp., which was subsequently acquired in a stock transaction by Ventel, Inc., a publicly traded company in Canada. Ventel is in the business of providing financing to various 220 MHz SMR management companies in the United States. SCL was also a one-third owner of Brook SIG Corp. and is an investor in Ventel. INTEK and SCL entered into separate management services agreements with Ventel to provide certain management services and technical expertise for the development and implementation of Ventel's ongoing business strategy. Nicholas Wilson and John Simmonds, directors of the Company, are directors of Ventel and John Simmonds is President of Ventel. To date, INTEK has received 2,666,667 shares of the common stock of Ventel which represents 9.3% of the outstanding shares at June 30, 1996. Of these shares, 80% or 2,133,334 are held in escrow and will be automatically released from escrow at the rate of one-third on September 20, 1996, one-third on September 20, 1997 and the balance on September 20, 1998. The receipt of shares of common stock of Ventel has not been accounted for in these financial statements due to the market volatility and the lack of historical operating results which make it impractical to accurately value the stock at this time.

(11) NOTE PAYABLE

    In November 1994, the Company borrowed $2,500,000 evidenced by a short-term promissory note, bearing 12% interest, from Quest Capital Corporation ("Quest"). The loan was secured by a first mortgage on the property owned by Olympic and a guaranty by Simmonds Capital Ltd ("SCL"), formerly known as Simmonds Communications Ltd. Quest was issued a total of 162,000 shares of INTEK common stock as a loan commitment fee and compensation for two extensions to the maturity date. During the second quarter of 1995, the Company reduced the principal balance to $1,600,000 and on December 29, 1995 the Company issued 336,842 shares of INTEK common stock to Quest as payment in full of the principal.

(12) COMMITMENTS

    As of June 30, 1996, Roamer One had negotiated 175 site leases to permit installation, operation, and maintenance of transmission/reception equipment facilities in connection with the 220 MHz SMR systems. These leases generally have a five-year term, with three consecutive five-year extension periods upon the mutual agreement of the parties. As of June 30, 1996, Roamer One has entered into 74 site leases relating to Category I Licensees; 29 site leases relating to Category II Licensees; and arranged for it's Category III

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(12)COMMITMENTS (CONTINUED)
licensees to enter into 72 site leases. As of June 30, 1996, Roamer One had paid $782,000, before reimbursements, in site lease fees pertaining to 1996. As of June 30, 1996, total future minimum lease payments for the Category I and Category II site leases, which are contractual obligations of Roamer One, are as follows:

1996                                                              $ 448,869
1997                                                                842,238
1998                                                                754,473
1999                                                                711,916
2000                                                                352,078
Thereafter                                                               --
                                                                  ---------
                                                                  $3,109,574
                                                                  ---------
                                                                  ---------

    In November 1994, INTEK entered into a management services agreement with Quest for corporate finance and corporate restructuring services. In consideration for these services, INTEK paid $1,000 and issued 100,000 shares of its common stock.

(13) MAJOR CUSTOMERS

    Roamer One has commenced construction and management of 220 MHz Specialized Mobile Radio systems pursuant to Management Agreements. Of these agreements, 257 obligate the licensee to provide the funds for system construction and operating costs. During the years 1994 and 1995, and the first six months of 1995 and 1996, billing for site equipment, construction and installation accounted for 100% of consolidated net sales. As of June 30, 1996, a total of 66 systems had been completely constructed for one customer, VDC. During the first six months of 1996, a total of 6 systems had been delivered and invoiced to VDC at a gross profit of $31,630.

(14) DISCONTINUED OPERATIONS

    On August 12, 1993, the Company sold to Advanced Technology, Inc., ("ATI"), all of the issued and outstanding capital stock of its wholly owned subsidiary, IMCS. At the time of the sale, IMCS owned office furnishings and equipment and a Technical Information Agreement with American Telephone and Telegraph Company dated January 1, 1991, pursuant to which IMCS received certain rights to manufacture and sell electronic equipment. Prior to the sale, the Company had transferred to a newly formed wholly owned subsidiary, IMCX, all other assets and all liabilities of IMCS. In consideration for the sale of the capital stock of IMCS, the Company received cash in the amount of $75,000 and a long-term non-interest bearing note in the amount of $180,000. The note was completely repaid by December 31, 1994. The gain on the sale from this transaction was $11,552. Net sales for IMCS were $530,000 and $758,000 for the eight months ended August 1993 and 1992 respectively and the net losses were $52,000 and $170,000.

    Subsequent to the Merger, the Company redirected its business from fabricating and selling plastic products, primarily by injection and compression molding of various plastic resins, to customers in the electronics, aerospace and commercial aircraft markets, to the business of developing and managing a SMR Network in the United States utilizing the recently licensed 220 MHz narrowband spectrum. Consequently, during the first half of 1995, the Company entered into agreements to sell its machinery, equipment and inventory to four separate buyers.

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(14)DISCONTINUED OPERATIONS (CONTINUED)
    As of December 31, 1995, the Company completed four sales totaling $3,895,076 for equipment and inventory. The Company has received cash to date of $3,767,745 and a note in the remaining principal amount of $127,331 bearing interest at the rate of ten percent (10%) per annum with monthly principal and interest payments and a maturity date of July, 1998. The first three payments under this note were interest only.

    Of the proceeds from these sales, $263,000 was applied against a note payable secured by Olympic's assets, $900,000 was repaid to Quest under the Loan and the remainder was used for working capital. Included in liabilities at December 31, 1994 was a note payable balance of $492,000. This note was repaid in full during 1995.

    A summary of the assets held for sale is as follows (in thousands):

                                                                        1994       1995       1996
                                                                   ---------  ---------  ---------
Inventories                                                        $     705  $      --  $      --
Property, Plant and Equipment, Net                                     3,492      1,555      1,555
Patent Rights                                                            137         --         --
                                                                   ---------  ---------  ---------
Net Assets                                                         $   4,334  $   1,555  $   1,555
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

(15) SALE OF SECURITIES

    On December 4, 1995, the Company sold 170,000 shares and a warrant of the Company's common stock outside the United States under Regulation S of the Securities Act of 1933, as amended. The sale generated $1,020,000. The warrant was exercised on February 29, 1996 for 36,645 shares at a price of $0.01 per share.

    On January 12, 1996, the Company sold 201,000 shares of the Company's common stock outside the United States under Regulation S of the Securities Act. The sale generated $849,342.

    On February 29, 1996, the Company borrowed $2.5 million through the issuance of a debenture held by Mees Pierson. The loan is due on August 31, 1996 and bears interest at a rate based on the Bank of America Prime Rate. The loan is secured by the Property and by the equipment related to 15 Category I licenses. A closing fee was paid to Mees Pierson of 50,000 shares of the Company common stock issued under Regulation S of the Securities Act of 1933 as amended. An agency fee of $25,000 cash was paid to Octagon Capital Canada Corporation. At June 30, 1996, Octagon Investments, Ltd had beneficial interest in 6.2% of the Company's outstanding common stock and stock options. The Company has a signed offer from Mees Pierson to extend the maturity date of the Debenture to October 31, 1996 upon payment of 25,000 shares of Company Common Stock to Mees Pierson and 5,000 shares to Octagon Capital Corporation which shall be issued under Regulation S, or other restrictions, of the Securities Act of 1933, as amended (the "Securities Act"). Under the terms of the offer, 10,000 shares would be rebated to the Company if the Debenture is paid by September 14, 1996. The Company has not yet accepted this offer. If the Company were to default on the Debenture, Mees Pierson could exercise its rights under its security agreements and take possession of the Property and 15 Category I licenses.

    On April 26, 1996, the Company sold a series of 6.5% Notes (with attached warrants) (the "Notes") to qualified off-shore purchasers through Global Emerging Markets/Northeast Securities, Inc. pursuant to Regulation S under the Securities Act. Net proceeds to the Company, after fees and brokerage commissions, were $4,750,000. The Notes mature on April 25, 1999 and bear interest at the rate of 6.5% per annum. All accrued interest is due and payable at the time the Notes mature or upon exercise of the warrants. The

                 INTEK DIVERSIFIED CORPORATION AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

(15)SALE OF SECURITIES (CONTINUED)
warrants (pursuant to which the principal amounts of the Notes will be converted into shares of common stock of the Company) become exercisable by the Holder on July 26, 1996. The Company has the right, which may be exercised in whole or in part on or after April 26, 1997 to force the Holder to exercise the warrants. The warrants are exercisable at discounts (ranging from 0%-25%) from the market price of INTEK's common stock on the exercise date. On July 26, 1996, an off-shore holder of notes purchased through Global Emerging Markets exercised a warrant to convert $100,000 of notes into Company common stock at a discount of 17% below market price.

(16) SUBSEQUENT EVENT (UNAUDITED)
    On September 19, 1996, an amended Stock Purchase Agreement was signed between the Company and Securicor Communications Limited (the "Securicor Transaction"), pursuant to which the Company will acquire all of the issued and outstanding common stock of Securicor Radicoms Limited from Securicor Communications Limited in exchange for the issuance of 25,000,000 shares of Company Common Stock. The acquisition is subject to shareholder approval.

    On September 20, 1996, INTEK, acquired the U.S. LMR Distribution Business of Midland International Corporation ("MIC"). Simultaneously therewith, INTEK and Midland USA, a wholly-owned subsidiary of INTEK ("Midland USA"), entered into an Assignment and Assumption Agreement whereby Midland USA acquired right, title and interest to the acquired business and assumed the obligations relating thereto. The purchase price for the acquired business included up to 2.5 million shares of Company Common Stock plus cash consideration in the amount of $3,417,296 and the assumption of certain liabilities. At the closing, MIC was entitled to receive, and promptly thereafter did receive, 150,000 shares of Company Common Stock. On September 20, 1996, 2.35 million shares of Company Common Stock were issued to the American Stock Transfer & Trust Company pursuant to the Escrow Agreement (the "Escrow Shares"). In the event the Securicor Transaction is consummated, MIC will be entitled to receive up to the total amount of Escrow Shares, subject to pricing adjustments of a maximum of (a) a reduction of up to 155,000 shares of Company Common Stock in the event that the U.S. LMR Distribution Business experiences losses between the period of August 1, 1996 and the date the Securicor Transaction is consummated and (b) up to 500,000 shares which will remain in escrow after title and voting rights have been conveyed to MIC to indemnify the Company in the event that the Hitachi Supply Agreement is terminated prior to, or the benefits thereof are not otherwise provided to the Company through May 12, 1997.

    Pursuant to terms of Amended Sale of Assets and Trademark Agreement dated September 19, 1996 and effective as of June 18, 1996, between INTEK and MIC (the "Amended Sale and License Agreement"), in the event the Securicor Transaction is not consummated, MIC has the option to acquire the U.S. LMR Distribution Business by acquiring the stock of Midland USA in exchange for payment of all obligations under the Interim Loan Agreement with Securicor and 150,000 shares of Company Common Stock. In the event such option is not exercised, Midland USA, under the terms of the Loan Agreement dated September 19, 1996, between Securicor Communications and Midland USA (the "Interim Loan Agreement"), may retain ownership of the U.S. LMR Distribution Business by the repayment on the Repayment Date, as defined in the Interim Loan Agreement, of all obligations outstanding under the Interim Loan. In the event such repayment does not occur, Securicor may foreclose upon all of the assets of Midland USA and the stock of Midland USA held by INTEK.

                                                                      APPENDIX I

                            [FAHNESTOCK LETTERHEAD]

                                                              September 12, 1996

Intek Diversified Corporation
970 West 190th Street
Suite 720
Torrance, CA 90502

Gentlemen:

    You have requested our opinion as to the fairness, from a financial point of view, as of the date hereof, to the holders of the outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of Intek Diversified Corporation (the "Company") of the consideration to be paid in the aggregate to Securicor Communications Limited ("Securicor Communications") and Midland International Corporation ("MIC") in connection with the proposed acquisitions (the "Acquisitions") by the Company of all the common shares of Securicor Radiocoms Limited ("Radiocoms") and certain assets relating to the U.S. land mobile radio business of MIC (the "U.S. LMR Distribution Business") pursuant to that certain Stock Purchase Agreement dated as of June 18, 1996, as amended, by and between the Company and Securicor Communications (the "Stock Purchase Agreement") and that certain Sale of Assets and Trademark License Agreement dated as of June 18, 1996, as amended, by and among the Company, MIC and Simmonds Capital Limited ("SCL") (the "Sale and License Agreement" and together with the Stock Purchase Agreement, the "Agreements"). Pursuant to the Stock Purchase Agreement, the Company shall issue to Securicor Communications 25,000,000 restricted shares of Common Stock for all of the common shares of Radiocoms. Pursuant to the Sale and License Agreement, the Company shall issue to MIC 2,500,000 restricted shares of Common Stock for certain assets relating to the U.S. LMR Distribution Business.

    Fahnestock & Co. Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

    In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following: (i) the Agreements, including the exhibits and schedules thereto; (ii) certain publicly available information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the five (5) year period ended December 31, 1995 and the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 1996; (iii) certain internal information, primarily financial in nature, including financial projections, concerning the business and operations of the Company furnished to us by the Company for purposes of our analysis; (iv) certain publicly available information relating to the trading of the Company's Common Stock; (v) certain internal business and financial information concerning Radiocoms and the U.S. LMR Distribution Business, including financial projections; (vi) Radiocoms audited financial statements for the fiscal years ended September 30, 1993, 1994 and 1995 and for the six month period ended March 31, 1996; (vii) to the extent we deemed appropriate, certain publicly available information with respect to certain other companies that we believe to have some similarities to the Company, Radiocoms or the U.S. LMR Distribution Business and the trading markets for certain of such other companies' securities; and (viii) to the extent we deemed appropriate, certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers and employees of the Company, Securicor Communications, Radiocoms, SCL and MIC to discuss the business and prospects of the Company, Radiocoms and the U.S. LMR Distribution Business, as well as other matters we believe relevant to our inquiry.

    In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and have assumed and relied upon the representations and warranties of the Company, Securicor Communications, Radiocoms, SCL and MIC contained in the Agreements, and we have not independently attempted to verify any of such information. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of the Company, Securicor Communications, Radiocoms, SCL and MIC with respect to the future performance of New Intek (i.e. the Company after consummation of the Acquisitions), the Company, Radiocoms and the U.S. LMR Distribution Business. We express no view as to such projections or the assumptions on which they are based, including the ability of New Intek to raise capital in addition to the $15 million loan to be provided by Securicor Communications. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties or facilities of either the Company, Radiocoms or the U.S. LMR Distribution Business nor have we been furnished with any such evaluation or appraisal. Fahnestock is not qualified to and did not evaluate the technical capabilities of Radiocoms and the U.S. LMR Distribution Business' products or their respective capabilities to manufacture or assemble such products. Fahnestock has relied on the Company's evaluation of such matters. Fahnestock has relied as to all legal matters concerning the Acquisitions on counsel to the Company. We have also assumed that the conditions to the Acquisitions as set forth in the Agreements will be satisfied and that the Acquisitions will be consummated on a timely basis in the manner contemplated by the Agreements. Fahnestock expresses no opinion as to the price or trading range at which the shares of the Company will trade in the future.

    It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date of issuance thereof. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the aggregate number of shares of Common Stock to be issued by the Company pursuant to the Agreements and does not address the Company's underlying business decision to effect the Acquisitions or any other terms of the Acquisitions.

    We have acted as financial advisor to the Company in connection with the Acquisitions and will receive from the Company a fee for our services upon the rendering of this opinion. In addition, the Company has agreed to indemnify us under certain circumstances.

    In the ordinary course of our business, we may actively trade securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    It is understood that this opinion was prepared solely for the confidential use of the Board of Directors and senior management of the Company and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent, except for inclusion in a proxy statement relating to the Acquisitions.

    Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the aggregate number of shares to be issued by the Company for the Acquisitions pursuant to the Agreements is fair to the holders of the Common Stock from a financial point of view.

                                          Very truly yours,

                                          Fahnestock & Co. Inc.

                                          By:
                                          --------------------------------------
                                             Henry P. Williams
                                             SENIOR VICE PRESIDENT

                                                                     APPENDIX II

                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                         INTEK DIVERSIFIED CORPORATION
                                      AND
                        SECURICOR COMMUNICATIONS LIMITED
                           DATED AS OF JUNE 18, 1996

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

ARTICLE I -- SALE AND PURCHASE OF SHARES......................................    2
               1.1 Sale and Purchase of Shares.................................   2

ARTICLE II -- PURCHASE PRICE AND PAYMENT......................................    3
               2.1 Amount and Payment of Purchase Price........................   3

ARTICLE III -- CLOSING AND TERMINATION........................................    3
               3.1 Closing Date................................................   3
               3.2 Termination of Agreement....................................   3
               3.3 Procedure Upon Termination..................................   5
               3.4 Effect of Termination.......................................   5
               3.5 Expense Reimbursement.......................................   5

ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF SELLER........................    6
               4.1 Organization and Good Standing..............................   6
               4.2 Authorization of Agreement..................................   7
               4.3 Capitalization..............................................   8
               4.4 Subsidiaries................................................   9
               4.5 Corporate Records...........................................  10
               4.6 Conflicts; Consents of Third Parties........................  10
                  Ownership and Transfer of Shares; Ownership of EFJ Shares
               4.7 and EFJ Warrant.............................................  12
               4.8 Financial Statements........................................  12
               4.9 No Undisclosed Liabilities..................................  13
               4.10 Absence of Certain Developments.............................  13
               4.11 Taxes.......................................................  17
               4.12 Real Property...............................................  20
               4.13 Tangible Personal Property..................................  23
               4.14 Intangible Property.........................................  24
               4.15 Material Contracts..........................................  26
               4.16 Employee Benefits...........................................  27
               4.17 Labor.......................................................  32
               4.18 Litigation..................................................  33
               4.19 Compliance with Laws........................................  35
               4.20 Environmental Matters.......................................  35
               4.21 Insurance...................................................  37
               4.22 Related Party Transactions..................................  38
               4.23 Financial Advisors..........................................  38
               4.24 Claims to Property..........................................  38
               4.25 Licenses; Permits; Authorizations...........................  39
               4.26 Investment in Purchaser Shares..............................  39
               4.27 Investments in Purchaser....................................  41
               4.28 Accounts Receivable.........................................  41
               4.29 Accounts Payable............................................  41
               4.30 Inventory...................................................  41
               4.31 Products....................................................  41
               4.32 No Misrepresentation........................................  42

ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF PURCHASER......................   42
               5.1 Organization and Good Standing..............................  42
               5.2 Authorization of Agreements.................................  43
               5.3 Capitalization..............................................  43

                                                                                PAGE
                                                                                ----
               5.4 Subsidiaries................................................  44
               5.5 Corporate Records...........................................  45
               5.6 Conflicts; Consents of Third Parties........................  46
               5.7 Issuance of Purchaser Shares................................  46
               5.8 Financial Statements........................................  47
               5.9 No Undisclosed Liabilities..................................  48
               5.10 Periodic SEC Filings........................................  48
               5.11 Absence of Certain Developments.............................  49
               5.12 Taxes.......................................................  52
               5.13 Real Property...............................................  55
               5.14 Tangible Personal Property..................................  57
               5.15 Intangible Property.........................................  58
               5.16 Material Contracts..........................................  60
               5.17 Employee Benefits...........................................  62
               5.18 Labor.......................................................  66
               5.19 Litigation..................................................  67
               5.20 Compliance with Laws........................................  68
               5.21 Environmental Matters.......................................  68
               5.22 Insurance...................................................  70
               5.23 Related Party Transactions..................................  70
               5.24 Financial Advisors..........................................  71
               5.25 Claims to Property..........................................  71
               5.26 Licenses; Permits; Authorizations...........................  71
               5.27 FCC Matters.................................................  72
               5.28 Investment in Shares........................................  77
               5.29 General Partnerships........................................  77
               5.30 No Misrepresentation........................................  78

ARTICLE VI -- COVENANTS.......................................................   78
               6.1 Access to Information.......................................  78
               6.2 Conduct of Purchaser's and Radiocoms's Respective Businesses  79
                  Pending the Closing.........................................
               6.3 Consents and Approvals......................................  84
               6.4 Filings with Governmental Bodies............................  85
               6.5 Other Actions...............................................  86
               6.6 Preservation of Records.....................................  86
               6.7 Publicity...................................................  87
               6.8 Agreements with Respect to Other Transactions...............  87
               6.9 Tax and Accounting Matters..................................  87
               6.10 No Solicitation.............................................  89
               6.11 Recapitalization; Refinancing of Intercompany Debt..........  90
               6.12 Updates to Disclosure Letters...............................  90
               6.13 Non-Compete.................................................  90
               6.14 FCC Matters.................................................  91
               6.15 Indemnification; Directors and Officers Insurance...........  91
               6.16 Pension Schemes.............................................  92
                  Transfer of the Business to Radiocoms and Its
               6.17 Subsidiaries................................................  92

ARTICLE VII -- CONDITIONS TO CLOSING..........................................   93
                  Conditions Precedent to Obligations of Purchaser and
               7.1 Seller......................................................  93
               7.2 Conditions Precedent to Obligations of Purchaser............  94
               7.3 Conditions Precedent to Obligations of Seller...............  95

                                                                                PAGE
                                                                                ----
ARTICLE VIII -- DOCUMENTS TO BE DELIVERED.....................................   98
               8.1 Documents to be Delivered by Seller.........................  98
               8.2 Documents to be Delivered by Purchaser......................  98

ARTICLE IX -- INDEMNIFICATION.................................................   99
               9.1 Indemnification.............................................  99
                  Limitations on Indemnification for Breaches of
               9.2 Representations and Warranties.............................. 101
               9.3 Indemnification Procedures.................................. 101

ARTICLE X -- MISCELLANEOUS....................................................  105
              10.1 Certain Definitions......................................... 105
              10.2 Survival of Representations and Warranties.................. 111
              10.3 Expenses.................................................... 112
              10.4 Further Assurances.......................................... 112
              10.5 Entire Agreement; Amendments and Waivers.................... 112
              10.6 Governing Law............................................... 112
              10.7 Table of Contents and Headings.............................. 113
              10.8 Notices..................................................... 113
              10.9 Severability................................................ 114
              10.10 Binding Effect; Assignment.................................. 114

EXHIBITS
           A      Term Sheet for Redeemable Preference Stock
           B      Term Sheet for Delayed Drawdown Senior Subordinated Note
           C      Term Sheet for Support Services Agreement
           D      Form of Registration Rights Agreement
           E      Term Sheet for Warrants

                            STOCK PURCHASE AGREEMENT

    STOCK PURCHASE AGREEMENT, dated as of June 18, 1996 (the "Agreement"), between INTEK Diversified Corporation, a Delaware corporation ("Purchaser"), and Securicor Communications Limited, a corporation formed under the laws of England and Wales ("Seller"), a wholly owned indirect subsidiary of Securicor plc and the sole shareholder of Securicor Radiocoms Limited, a corporation formed under the laws of England and Wales ("Radiocoms").

                             W I T N E S S E T H :

    WHEREAS, Seller is currently engaged, through Radiocoms and its Subsidiaries (and previously was engaged through certain Affiliates), in the Business (as defined below); and

    WHEREAS, (i) as of the date hereof, Seller owns 100,000 ordinary shares, L1.00 par value per share (the "Existing Shares") and (ii) as of the Closing, Seller will own an aggregate of 100,000 deferred shares, L1.00 par value per share (the "Deferred Shares"), and an aggregate of 150,000 ordinary shares, $0.10 par value per share (the "Ordinary Shares" and, collectively with the Deferred Shares, the "Shares"), and an aggregate of 20,000 redeemable preference shares, $1,000 par value per share (the "Preferred Shares"), of Radiocoms, which Shares and Preferred Shares will constitute, at the time of the Closing, all of the issued share capital of Radiocoms; and

    WHEREAS, Radiocoms owns (i) an aggregate of 925,850 shares of Series I Class B Preferred Stock, $.01 par value per share (the "EFJ Shares") of E.F. Johnson Company, a Minnesota corporation ("EFJ"), and (ii) a warrant providing for the purchase of up to 291,790 shares of the common stock, $.01 par value per share, of EFJ (the "EFJ Warrant"); and

    WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Shares, for the purchase price and upon the terms and conditions hereinafter set forth; and

    WHEREAS, the consummation of the transactions contemplated hereby is a condition precedent to, and is conditioned upon, the consummation of certain other transactions pursuant to that certain Sale of Assets and Trademark License Agreement, dated as of the date hereof (the "Midland Agreement"), by and among Purchaser, Midland International Corporation, a Delaware corporation ("Midland US") and a wholly-owned indirect subsidiary of Simmonds Capital Limited, an Ontario corporation ("Simmonds"), and Simmonds (collectively with each other agreement, document, instrument or certificate contemplated by the Midland Agreement, the "Other Transaction Documents") (the transactions contemplated by the Midland Agreement being referred to herein collectively as the "Other Transactions" and, together with the transactions contemplated by this Agreement, as the "Transactions"); and

    WHEREAS, simultaneously with the execution of this Agreement, Purchaser has obtained the unconditional written agreement (the "Voting Agreement") of Simmonds and Roamer One Holdings, Inc., as stockholders of Purchaser, (i) to vote all of their respective shares of the common stock of Purchaser in favor of the approval of the issuance of the Purchaser Shares (as hereinafter defined) pursuant hereto and (ii) not to sell, transfer or dispose of any such shares prior to the consummation of the Transactions or the termination of this Agreement except in accordance with the terms of the Voting Agreement; and

    WHEREAS, the consummation of the Transactions will be mutually beneficial to Purchaser and Seller; and

    WHEREAS, certain terms used in this Agreement are defined in Section 10.1.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE I
                          SALE AND PURCHASE OF SHARES

    1.1 SALE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions contained herein, on the Closing Date, Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Seller, the Shares.

                                   ARTICLE II
                           PURCHASE PRICE AND PAYMENT

    2.1 AMOUNT AND PAYMENT OF PURCHASE PRICE. In consideration of the sale of the Shares to Purchaser, the Purchaser shall deliver to Seller, on the Closing Date, 25,000,000 shares of the common stock, $.01 par value (the "Purchaser Common Stock"), of Purchaser (the "Purchaser Shares").

                                  ARTICLE III
                            CLOSING AND TERMINATION

    3.1 CLOSING DATE. Subject to the satisfaction of the conditions set forth in Sections 7.1, 7.2 and 7.3 hereof (or the waiver thereof by the party or parties entitled to waive that condition), the closing of the sale and purchase of the Shares provided for in Section 1.1 hereof (the "Closing") shall take place at 10:00 a.m., New York City time, at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, New York (or at such other place as the parties may designate in writing), five (5) Business Days after the conditions listed in Article VII have been satisfied or waived or on such other date as Seller and Purchaser may designate in writing. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date."

    3.2   TERMINATION OF AGREEMENT.   This Agreement may  be terminated prior to
the Closing as follows:

    (a) At the election of Seller or Purchaser after December 31, 1996, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;

    (b) by mutual written consent of Seller and Purchaser;

    (c) by Seller or Purchaser, if there shall be in effect a final nonappealable Order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby or the Other Transactions; it being agreed that the parties hereto (or Purchaser, in the case of any Order that relates solely to the Other Transactions) shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence);

    (d) by Seller, if (i) there shall have been a breach of any representation or warranty on the part of Purchaser set forth in this Agreement, or if any representation or warranty of Purchaser shall have become untrue, in either case such that the condition set forth in Section 7.3(a) would be incapable of being satisfied by December 31, 1996 (or as otherwise extended) or (ii) there shall have been a breach by Purchaser of any of its covenants or agreements having a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, or materially adversely affecting (or materially delaying) the consummation of the transactions contemplated hereby or the Other Transactions, and Purchaser has not cured such breach within ten Business Days after notice by Seller thereof, provided that Seller has not breached any of its obligations hereunder;

    (e) by Purchaser, if (i) there shall have been a breach of any representation or warranty on the part of Seller set forth in this Agreement or if any representation or warranty of Seller shall have become untrue, in either case such that the condition set forth in Section 7.2(a) would be incapable of being satisfied by December 31, 1996 (or as otherwise extended); or (ii) there shall have been a breach by Seller of its covenants or agreements hereunder having a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole, or materially adversely affecting (or materially delaying) the consummation of the transactions contemplated hereby or the Other Transactions, and Seller has not cured such breach within ten Business Days after notice by Purchaser thereof, provided that Purchaser has not breached any of its obligations hereunder;

    (f) by Seller, if the Board of Directors of Purchaser shall have withdrawn, modified or changed its approval or recommendation of this Agreement and the transactions contemplated hereby, or shall have failed to give such recommendation or to call, give notice of, convene or hold the Purchaser Stockholders' Meeting in accordance with the terms of this Agreement, or shall have adopted any resolution to effect any of the foregoing;

    (g) by Purchaser, if the Board of Directors of Purchaser or a Special Committee thereof, in its good faith judgment, after consultation with independent legal counsel, shall have withdrawn, modified or changed its approval or recommendation of this Agreement and the transactions contemplated hereby (having determined that it is necessary to do so in order to comply with its fiduciary duties to stockholders under applicable law);

    (h) by Purchaser or Seller, if Purchaser shall have duly called and convened the Purchaser Stockholders' Meeting and shall have failed to obtain the requisite vote of its stockholders; or

    (i) by Seller, if, at any time after sixty days from the date hereof, the closing conditions set forth in Section 7.3(j) or Section 7.3(k) shall not be satisfied.

    3.3 PROCEDURE UPON TERMINATION. In the event of termination by Purchaser or Seller pursuant to Section 3.2 hereof, written notice thereof shall forthwith be given to the other party, and this Agreement shall terminate, and the purchase of the Shares hereunder shall be abandoned, without further action by Purchaser or Seller. If this Agreement is terminated, as provided herein, each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same, or, promptly following the request of the furnishing party, destroy all such documents, work papers or other materials.

    3.4 EFFECT OF TERMINATION. In the event that this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination, and such termination shall be without liability to Purchaser, Radiocoms or Seller; PROVIDED, HOWEVER, that the provisions of this Section 3.4 and Sections 3.5, 10.3 and 10.6 hereof shall survive any such termination and shall be enforceable hereunder; and PROVIDED, FURTHER, that nothing in this
Section 3.4 shall relieve Purchaser or Seller of any liability for a breach of this Agreement.

    3.5 EXPENSE REIMBURSEMENT. If this Agreement is terminated by Seller pursuant to Section 3.2(f) or by Purchaser pursuant to Section 3.2(g), Purchaser shall reimburse Seller and its Affiliates (not later than ten business days after the submission of statements therefor) for all documented out-of-pocket fees and expenses actually and reasonably incurred by any of them or on their behalf in connection with the consummation of all transactions contemplated by this Agreement (including, without limitation, fees payable to investment bankers, counsel to any of the foregoing, and accountants); PROVIDED, HOWEVER, that such expense reimbursement shall be payable only if (i)(a) after the date hereof and prior to such termination, Purchaser (or its agents) had negotiations with a view towards a Third Party Acquisition or furnished information to a Third Party with a view towards a Third Party Acquisition and (b) Purchaser consummates a Third Party Acquisition within twelve months following any such termination, (ii)(a) after the date hereof and prior to such termination a Third Party (other than an Third Party referred to in clause (a)(i)) submitted a proposal for a Third Party Acquisition to Purchaser (or its agents), or expressed an interest in a Third Party Acquisition to Purchaser (or its agents) and (b) Purchaser consummates a Third Party Acquisition with such Third Party or an Affiliate thereof within twelve months following any such termination or
(iii) Purchaser accepted a proposal for a Third Party Acquisition on or prior to the date of termination pursuant to Section 3.2(f) or Section 3.2(g).

    "Third Party Acquisition" means the occurrence of any of the following events: (i) the acquisition of Purchaser by merger or otherwise by any Person (which includes a "person" as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) or entity other than Seller or any Affiliate thereof (a "Third Party"); (ii) the acquisition by a Third Party of more than 50% of the total assets of Purchaser and its subsidiaries, taken as a whole; or (iii) the acquisition by a Third Party of 50% or more of the outstanding shares of Purchaser Common Stock.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Purchaser that:

    4.1 ORGANIZATION AND GOOD STANDING. Each of Radiocoms and Seller is a corporation duly organized, validly existing and in good standing under the Laws of England and Wales. EFJ is a corporation validly existing and in good standing under the Laws of Minnesota. Each of Radiocoms, Seller, and, to the knowledge of Seller, EFJ, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Radiocoms is duly qualified or authorized to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole. Radiocoms is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of the Business in any jurisdiction or location in any material respect. Copies of the Memorandum of Association and Articles of Association (together with all amendments thereto) of Radiocoms and the articles of incorporation of EFJ have heretofore been provided or made available to Purchaser and such copies are true, correct and complete copies of such instruments.

    4.2 AUTHORIZATION OF AGREEMENT. Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Seller in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "Seller Documents"), and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Seller Documents has been duly and validly authorized by the Board of Directors of Seller, and no other corporate proceedings on the part of Seller will be necessary to authorize this Agreement and the transactions contemplated hereby or the Other Transactions. Assuming the due authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes, and each of the Seller Documents when executed and delivered will constitute, legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) (the "Bankruptcy Exception").

    4.3  CAPITALIZATION.

    (a) As of the date hereof, the authorized capital stock of (i) Radiocoms consists of 100,000 Existing Shares (ii) EFJ consists of 10,000,000 common shares, $.01 par value per share, 80,000 shares of preferred stock, $100.00 par value per share, and 2,000,000 shares of Class B Preferred Stock, $.01 per value per share. As of the date hereof, there are (i) 100,000 Existing Shares issued and outstanding and no shares of any class are held by Radiocoms as treasury stock and (ii) to the knowledge of Seller, 10,000,000 shares of common stock of EFJ, 80,000 shares of preferred stock of EFJ and 2,000,000 shares of Class B Preferred Stock of EFJ issued and outstanding. As of the Closing Date, there will be 100,000 Deferred Shares, 150,000 Ordinary Shares and 20,000 shares of Radiocoms Preferred Stock issued and outstanding, and no shares of any class will be held by Radiocoms as treasury stock. All of the Existing Shares were duly authorized for issuance and are validly issued, fully paid and non-assessable. Upon issuance thereof prior to the Closing, all of the Shares and the Preferred Shares will have been duly authorized for issuance and validly issued, fully paid and non-assessable. To the knowledge of Seller, the EFJ
Shares and the EFJ Warrant were duly authorized for issuance and are validly issued, fully paid and non-assessable.

    (b) Except for the EFJ Warrant or as set forth in Section 4.3(b) of the disclosure letter delivered by Seller to Purchaser on the date hereof (the "Radiocoms Disclosure Letter"), there is no existing option, warrant, call, right, commitment or other agreement of any character to which Seller or Radiocoms or, to the knowledge of Seller, EFJ is a party requiring, and there are no securities of Radiocoms or, to the knowledge of Seller, EFJ, as the case may be, outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of Radiocoms or EFJ, as the case may be, or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of Radiocoms or EFJ, as the case may be. Except as set forth in
Section 4.3(b) of the Radiocoms Disclosure Letter, neither Seller nor Radiocoms, nor, to the knowledge of Seller, EFJ is a party to any voting trust or other voting agreement with respect to any of the shares of Common Stock or the EFJ Shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of Radiocoms or EFJ, as the case may be, except for the EFJ Warrant.

    4.4  SUBSIDIARIES.

    (a) Set forth in Section 4.4(a) of the Radiocoms Disclosure Letter is the name of each of the Subsidiaries of Radiocoms and any Affiliate of Radiocoms that is conducting (including through ownership of properties or through its employees) (or has conducted during the periods covered by the Radiocoms Financial Statements) the Business (a "Relevant Affiliate") and, with respect to each such Subsidiary or Relevant Affiliate, the jurisdiction in which it is incorporated, the number of shares of its authorized capital stock, the number and class of shares thereof duly issued and outstanding, the names of all stockholders and the numbers of shares of stock owned by each stockholder. Each such stockholder is the record and beneficial owner of the shares set forth opposite its name in Section 4.4(a) of the Radiocoms Disclosure Letter. The outstanding shares of capital stock of each Subsidiary of Radiocoms have been duly authorized, validly issued and fully paid and are non-assessable.

    (b) All shares of Subsidiaries that are set forth in Section 4.4(a) of the Radiocoms Disclosure Letter are owned by such stockholders free and clear of all Liens. No shares of capital stock are held by any Subsidiary of Radiocoms as treasury stock.

    (c) None of the Subsidiaries of Radiocoms has outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character obligating any of them to issue, sell or transfer any shares of its capital stock or other equity interests or any securities convertible into or evidencing the right to subscribe for or purchase any shares of such stock or other equity interests with any Person, and there are no agreements or understandings with respect to the voting, sale or transfer of shares of the capital stock of any Subsidiary of Radiocoms to which Radiocoms or any Subsidiary thereof is a party.

    (d) Each Subsidiary of Radiocoms is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each Subsidiary of Radiocoms has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary of Radiocoms is duly qualified and in good standing as a foreign corporation under the Laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole. No Subsidiary of Radiocoms is subject to any agreement, commitment or understanding which restricts or may restrict the conduct of the Business in any jurisdiction or location in any material respect. Copies of the Memorandum of Association and Articles of Association or equivalent organizational documents (together with all amendments thereto) of each
Subsidiary of Radiocoms have heretofore been provided or made available to Purchaser and such copies are true, correct and complete copies of such instruments.

    (e) Except as set forth in Section 4.4(e) of the Radiocoms Disclosure Letter, neither Radiocoms nor any of its Subsidiaries owns, beneficially or of record, any shares of capital stock or any other security of any corporation or other legal entity, or has any option or obligation to acquire any such stock or other security, or has any investments in securities or owns, directly or indirectly, any interest in any partnership, joint venture or other business enterprise.

    4.5  CORPORATE  RECORDS.   The minute  books of  Radiocoms and  each of  its
Subsidiaries previously made available to Purchaser contain complete and accurate records, in all material respects, of all meetings, and accurately reflect, in all material respects, all other corporate actions of the stockholders and board of directors (including committees thereof) of Radiocoms and each of its Subsidiaries. The stock certificate books and stock transfer ledgers of Radiocoms and its Subsidiaries previously made available to the Purchaser are true, correct and complete. All stock transfer taxes levied or payable with respect to all transfers of shares of Radiocoms and its Subsidiaries prior to the date hereof (if any) have been paid and appropriate transfer tax stamps affixed.

    4.6  CONFLICTS; CONSENTS OF THIRD PARTIES.

    (a) None of the execution and delivery by Seller of this Agreement and the Seller Documents, the consummation of the transactions contemplated hereby or thereby (including, without limitation, the transaction referred to in the second sentence of Section 4.7), or compliance by Seller with any of the provisions hereof or thereof do or will (i) conflict with, or result in the breach of, any provision of the Memorandum of Association or Articles of Association or comparable organizational documents of Seller, Radiocoms or any of Radiocoms's Subsidiaries or Relevant Affiliates; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Seller, Radiocoms or any of its Subsidiaries or Relevant Affiliates is a party or by which Seller, Radiocoms or any of its Subsidiaries or Relevant Affiliates or any of their respective properties or assets is bound, including, without limitation, the EFJ Shareholders' Agreement (as hereinafter defined) and any other such agreement that relates in any way to the EFJ Shares or the EFJ Warrant; (iii) violate any statute, rule, regulation, order or decree of any Governmental Body by which Seller, Radiocoms or any of its Subsidiaries or Relevant Affiliates is bound; or (iv) result in the creation of any Lien upon the properties or assets of Seller, Radiocoms or any of its Subsidiaries or Relevant Affiliates except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole, or materially delay the consummation of the transactions contemplated hereby.

    (b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Seller, Radiocoms or any Subsidiary or Relevant Affiliate of Radiocoms in connection with the execution and delivery of this Agreement or the Seller Documents, or the compliance by Seller or any of its Relevant Affiliates with any of the provisions hereof or thereof, except (i) for compliance with the applicable requirements of the HSR Act, (ii) for amendments to Seller's Schedule 13D filing with respect to Purchaser to reflect the execution of this Agreement and the consummation of the Transactions, and (iii) where the failure to obtain such consent, waiver, approval, Order, Permit or authorizations, or to make such declaration or filing, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole, or materially delay the consummation of the transactions contemplated hereby.

    4.7 OWNERSHIP AND TRANSFER OF SHARES; OWNERSHIP OF EFJ SHARES AND EFJ WARRANT. Seller is the sole record and beneficial owner of the Existing Shares (and, as of the Closing, Seller will be the sole record and beneficial owner of the Shares), and, except as set forth in Section 4.7 of the Radiocoms Disclosure Letter, Radiocoms is the sole record and beneficial owner of the EFJ Shares and the EFJ Warrant, in each case free and clear of any and all Liens, except (in the case of the EFJ Warrant and the EFJ Warrant) for that certain Shareholders Agreement, dated as of March 14, 1995, among certain shareholders of E.F. Johnson Company (the "EFJ Shareholders' Agreement"), to which the EFJ Shares, and any shares issuable pursuant to the EFJ Warrant, are subject. The EFJ Shares and the EFJ Warrant constitute all of the securities of EFJ owned or held by Radiocoms or any of its Affiliates, and were transferred to Radiocoms by Securicor Communications Inc. in exchange for a one-year note of Radiocoms (the "EFJ Note") in an aggregate principal amount of $10,000,000 on June 17, 1996. Seller has the corporate power and authority to sell, transfer, assign and deliver the Shares, and such delivery will convey to Purchaser good and marketable title to the Shares, free and clear of any and all Liens.

    4.8 FINANCIAL STATEMENTS. Seller has delivered to Purchaser copies of (a) the audited consolidated balance sheet of Radiocoms and its Subsidiaries as at September 30, 1995, and the related audited consolidated statements of income and of cash flows of Radiocoms and its Subsidiaries (determined as of September 30, 1995) for the year then ended and (b) the unaudited consolidated balance sheet of Radiocoms and its

Subsidiaries as at March 31, 1996, and the related statements of income and cash flows of Radiocoms and its Subsidiaries (determined as of March 31, 1996) for the six-month period then ended (the "Interim Statements") (such audited and unaudited statements, including the related notes and schedules thereto, are referred to herein as the "Radiocoms Financial Statements"). Each of the Radiocoms Financial Statements (i) is complete and correct in all material respects, (ii) has been prepared in accordance with GAAP (subject to normal year-end adjustments in the case of the Interim Statements), in accordance with the books and records of Radiocoms and its Subsidiaries and in conformity with the practices consistently applied by Radiocoms without modification of the accounting principles used in the preparation thereof, except that such financial statements have been conformed to GAAP and except as set forth in
Section 4.8 of the Radiocoms Disclosure Letter, (iii) except for the issuance of the Shares and the Preferred Shares, the transfer of the EFJ Shares and EFJ Warrant to Radiocoms, and the cancellation of intercompany indebtedness, reflects all transactions relating to the Business including, without limitation, operations of Radiocoms and the Subsidiaries and any transaction with Securicor plc or its Subsidiaries, and (iv) presents fairly the financial position, results of operations and cash flows of Radiocoms and its Subsidiaries as at the dates and for the periods indicated. The Pro Forma Balance Sheet (as defined in Section 6.9(c)) will present fairly the financial position of Radiocoms and its Subsidiaries on a pro forma basis as at the date indicated, as adjusted as described in Section 6.9(c), in accordance with GAAP (subject to normal year-end adjustments).

    For the purposes hereof, the audited balance sheet of Radiocoms as at September 30, 1995 and the unaudited balance sheet of Radiocoms as at March 31, 1996, respectively, are referred to as the "Radiocoms Balance Sheet" and the "March Radiocoms Balance Sheet," respectively, and September 30, 1995 and March 31, 1996, respectively, are referred to as the "Radiocoms Balance Sheet Date" and the "March Radiocoms Balance Sheet Date," respectively.

    4.9 NO UNDISCLOSED LIABILITIES. Radiocoms and its Subsidiaries have no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) (a) that would be required by GAAP to be reflected in, reserved against or otherwise described in the consolidated balance sheet of Radiocoms and its Subsidiaries (including the notes thereto) or (b) which could reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole, except (i) as set forth on the March Radiocoms Balance Sheet or in the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the March Radiocoms Balance Sheet Date and
(iii) as set forth in Section 4.9 of the Radiocoms Disclosure Letter.

    4.10 ABSENCE OF CERTAIN DEVELOPMENTS. Except as expressly contemplated by this Agreement or as set forth in Section 4.10 of the Radiocoms Disclosure Letter, since the Radiocoms Balance Sheet Date:

    (a) there has not been any Material Adverse Change nor has there occurred any event which is reasonably likely to result in a Material Adverse Change with respect to the Business or Radiocoms and its Subsidiaries, taken as a whole;

    (b) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Business having a replacement cost of more than L10,000 for any single loss or L10,000 for all such losses;

    (c) there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of Radiocoms or any of its Subsidiaries or any repurchase, redemption or other acquisition by Seller, Radiocoms or any Subsidiary of Radiocoms of any outstanding shares of capital stock or other securities of, or other ownership interest in, Radiocoms or any of its Subsidiaries, except for (i) dividends to Radiocoms by any of its wholly owned Subsidiaries and (ii) Seller's acquisition of the Shares and the Preferred Shares as contemplated by this Agreement;

    (d) neither Radiocoms nor any or its Subsidiaries has issued any equity securities or any securities convertible into or exchangeable for equity securities of Radiocoms or any of its Subsidiaries, other than the Shares and the Preferred Shares;

    (e) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has awarded or paid any bonuses to employees of the Business or Radiocoms with respect to the fiscal year ended September 30, 1995 and the period ended March 31, 1996, except to the extent accrued on the Radiocoms Balance Sheet or the March Radiocoms Balance Sheet, or entered into any employment, deferred compensation, severance or similar agreement (or amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of its directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of Radiocoms and its Subsidiaries, taken as a whole);

    (f) there has not been any change by Radiocoms or any of its Subsidiaries or Relevant Affiliates in accounting or Tax reporting principles, methods or policies relating to the Business;

    (g) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has entered into any transaction or Contract or conducted its business related to the Business other than in the ordinary course consistent with past practice, and no Relevant Affiliate of Radiocoms has entered into any transaction or Contract or conducted any business related to the Business other than in the ordinary course consistent with past practice, except for the acquisition by Radiocoms of the EFJ Shares, the EFJ Warrant and the issued and outstanding capital stock of Linear Modulation Technology Limited ("LMT") and Securicor Electronics Limited ("SEL");

    (h) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has failed to promptly pay and discharge current liabilities of the Business, except where disputed in good faith by appropriate proceedings;

    (i) neither Radiocoms nor any of its Subsidiaries has made any loans (other than as evidenced by the EFJ Note), advances or capital contributions to, or investments in, any Person or paid any fees or expenses to Seller or any Affiliate of Seller;

    (j) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has mortgaged, pledged or subjected to any Lien any assets related to the Business, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of Radiocoms or its Subsidiaries or Relevant Affiliates related to the Business, except for (i) assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice, (ii) the transfer of the ownership of the issued and outstanding capital stock of LMT and SEL from Seller to Radiocoms on May 14, 1996 and (iii) the acquisition by Radiocoms of the EFJ Shares and the EFJ Warrant from Securicor Communications Inc. on June 17, 1996;

    (k) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has discharged or satisfied any Lien related to the Business, or paid any obligation or liability (fixed or contingent) related to the Business, except (i) in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to Radiocoms and its Subsidiaries, taken as a whole, and (ii) for the refinancing of all of the outstanding indebtedness owed by Radiocoms to Seller and its Affiliates in connection with the issuance of the Preferred Shares;

    (l) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has canceled or compromised any debt or claim related to the Business or amended, canceled, terminated, relinquished, waived or released any Contract or right related to the Business except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Business or Radiocoms and its Subsidiaries, taken as a whole;

    (m) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has instituted or settled any material Legal Proceeding related to the Business;

    (n) neither the Business nor Radiocoms or any of its Subsidiaries has suffered any extraordinary loss or extraordinary losses (as defined in Opinion No. 30 of the Accounting Principles Board of the American Institute of Certified Public Accountants and any amendments or interpretations thereof) (individually, an "Extraordinary Loss" and, collectively, "Extraordinary Losses");

    (o) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has transferred or granted any material rights under any concessions, leases, licenses, agreements, patents, inventions, trademarks, trade names, service marks, brandmarks, brand names, copyrights or the like, or with respect to any know-how, in any case related to the Business;

    (p) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has received any notice or citation for any violation of, nor, to the knowledge of Seller, has any complaint been filed with the Department of Trade and Industry ("DTI") alleging a violation of any rule, regulation or policy of the DTI related to the Business, or allowed any equipment authorization related to the Business issued by the FCC to Radiocoms or any of its Subsidiaries or Relevant Affiliates to lapse or be impaired in any manner, or operated any of its businesses related to the Business in any manner not in compliance with its FCC equipment authorizations and all applicable DTI or FCC rules, regulations and policies; and

    (q) none of Seller or its Relevant Affiliates (on behalf of Radiocoms or any Subsidiary thereof), Radiocoms or any Subsidiary of Radiocoms has agreed to do anything set forth in this Section 4.10.

    4.11  TAXES.

    (a) (A) All material Tax Returns required to be filed by or on behalf of Radiocoms and each of its Subsidiaries and Relevant Affiliates, or the Affiliated Group(s) of which any of them is or was a member, have been duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns were true, complete and correct in all material respects; (B) all Taxes payable by or on behalf of Radiocoms, its Subsidiaries and Relevant Affiliates, either directly, as part of an Affiliated Group Tax Return, or otherwise, have been fully and timely paid, except to the extent adequately reserved for in accordance with GAAP on the March Radiocoms Balance Sheet, and adequate reserves or accruals for Taxes related to the Business have been provided in accordance with GAAP on the March Radiocoms Balance Sheet with respect to any period through the date thereof for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing; and (C) no agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes related to the Business (including, but not limited to, any applicable statute of limitation) has been executed or filed with any taxing authority by or on behalf of Radiocoms or any of its Subsidiaries or Relevant Affiliates, or any Affiliated Group(s) of which any of them is or was a member.

    (b) Radiocoms and each of its Subsidiaries and Relevant Affiliates has complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes related to the Business and has duly and timely withheld from employee salaries, wages and other compensation related to the Business and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

    (c) Purchaser has received (A) complete copies of all material income, franchise or corporation Tax Returns of Radiocoms and each of its Subsidiaries and Relevant Affiliates (or, in the case of Tax Returns filed for an Affiliated Group, the portion of such Tax Returns relating to Radiocoms or any of its Subsidiaries or Relevant Affiliates) relating to the taxable periods since October 1, 1993 and (B) details of all material issues of which Seller has knowledge raised by any taxing authority within the last six years relating to any material Taxes due from Radiocoms and each of its Subsidiaries and Relevant Affiliates with respect to the income, assets or operations of the Business.

    (d) No claim has been made by a taxing authority in a jurisdiction where Radiocoms or any of its Subsidiaries or Relevant Affiliates does not file an income, franchise or corporation Tax Return such that Radiocoms or such Subsidiary or Relevant Affiliate is or may be subject to taxation related to the Business by that jurisdiction.

    (e) All deficiencies asserted or assessments made as a result of any examinations by any taxing authority of the Tax Returns of or covering or including Radiocoms and/or its Subsidiaries or Relevant Affiliates have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor have Seller, Radiocoms or any of its Subsidiaries or Relevant Affiliates received any written notice from any taxing authority that it intends to conduct such an audit or investigation with respect to the Business. No request for a ruling, clearance or a determination letter related to the Business is pending with any taxing authority. No issue has been raised in writing by any taxing authority in any current or prior examination which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency against Radiocoms or any Subsidiary or Relevant Affiliate for any subsequent taxable period that could be material.

    (f) Neither Radiocoms (except with one or more of its Subsidiaries or Relevant Affiliates) nor any Subsidiary or Relevant Affiliate (except with Radiocoms or another Subsidiary or Relevant Affiliate) is a party to any Tax Sharing Agreement or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing.

    (g) There are no liens as a result of any unpaid Taxes upon any of the assets of Radiocoms or any of its Subsidiaries or Relevant Affiliates.

    (h) Radiocoms, its Subsidiaries and its Relevant Affiliates have not made any payment to or provided any benefit for any of its officers, employees, former officers or former employees and have not made or agreed to make a payment of an income nature which would not be allowable as a deduction in computing its profits for corporation tax purposes except in the ordinary course of business.

    (i) As of the Closing, Radiocoms and its Subsidiaries will have received payment equal to the tax benefit obtained by the claimant company for all amounts surrendered as group relief in accordance with Section 402 of the Income and Corporation Taxes Act 1988.

    (j) Neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has acquired any of its assets by virtue of a transfer from a group company under
Section 171 of the Taxation of Chargeable Gains Act 1992, except for those specified in Section 4.11(j) of the Radiocoms Disclosure Letter.

    (k) No claim has been made under Section 152 of the Taxation of Chargeable Gains Act 1992, which affects the amount of the consideration which would be allowable under Section 8 of the Taxation of Chargeable Gains Act 1992 on a disposal of an asset by Radiocoms or its Subsidiaries or Relevant Affiliates.

    (l) Except for the issuances of the Shares and the Preferred Shares contemplated by this Agreement, Radiocoms, its Subsidiaries and its Relevant Affiliates have at no time after April 6, 1965 repaid, redeemed or purchased or agreed to repay, redeem or purchase, or granted an option under which it may become liable to purchase, any shares of any class of its issued share capital nor have they after that date capitalized or agreed to capitalize in the form of shares or debentures any profits or reserves of any class or description or otherwise issued or agreed to issue any share capital other than for the receipt of a new consideration (within the meaning of Part VI of the Income and Corporation Taxes Act 1988) or passed or agreed to pass any resolution to do so.

    (m) No securities (within the meaning of Part VI of the Income and Corporation Taxes Act 1988) issued by Radiocoms or any of its Subsidiaries and its Relevant Affiliates remaining in issue at the date of the Closing were issued in such circumstances that any interest or any other distribution out of assets in respect thereof falls to be treated as a distribution under Section 209(2)(d), (da) or (e).

    (n) Neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has received any capital distribution to which the provisions of Section 189 of the Taxation of Chargeable Gains Act 1992 could apply.

    (o) Except as disclosed in Section 4.11(o) of the Radiocoms Disclosure Letter, no asset of Radiocoms or its Subsidiaries or Relevant Affiliates shall be deemed under Sections 178 or 179 of the Taxation of Chargeable Gains Act 1992 to have been disposed of and reacquired by virtue of or in consequence of the entering into or performance of this Agreement or any other event since the Radiocoms Balance Sheet Date.

    (p) Neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has been a party to or otherwise involved in any arrangement of which the main purpose was the avoidance of liability to taxation or any transaction to which any of the following provisions could apply:

        (i) Sections 29-34 of the Taxation of Chargeable Gains Act 1992;

        (ii) Sections 116-118 of the Income and Corporation Taxes Act 1988;

       (iii) Section 399 of the Income and Corporation Taxes Act 1988; or

        (iv) Sections 729-746 or Sections 774-778 of Part XVII of the Income and Corporation Taxes Act 1988.

    4.12  REAL PROPERTY.

    (a) Section 4.12(a) of the Radiocoms Disclosure Letter describes (i) all real property and all interests therein owned of record or beneficially by Radiocoms or any of its Subsidiaries or, by any Relevant Affiliate of Radiocoms and occupied by or used in the Business (the "Radiocoms Real Properties"), (ii) all leases of real property directly or principally related to the Business or to which Radiocoms or any of its Subsidiaries is a party or by which Radiocoms or any of its Subsidiaries is bound and (iii) the purposes for which such properties are used. True, correct and complete copies of all documents referred to in Section 4.12(a) of the Radiocoms Disclosure Letter have been delivered or made available to Purchaser.

    (b) (i) Radiocoms or one of its Subsidiaries or Relevant Affiliates (which Relevant Affiliate is identified in Section 4.12(a) of the Radiocoms Disclosure Letter) has (A) good and marketable title to the Radiocoms Real Properties, free and clear of all Liens except for imperfections of title, if any, that do not materially detract from the value of the property subject thereto, or materially interfere with the manner in which such property is currently being used or is proposed to be used in the Business by Radiocoms or any of its Subsidiaries or materially impair the operations of the Business or Radiocoms or any of its Subsidiaries and which do not secure obligations for borrowed money used in the Business or the deferred portion of the purchase price of acquired property used in the Business (collectively, the "Radiocoms Permitted Encumbrances"), and (B) all material easements and rights, including, but not limited to, easements for power lines, water lines, sewers, roadways and other means of ingress and egress, necessary to conduct the business conducted on the Radiocoms Real Properties; and none of the Liens set forth in Section 4.12(b) of the Radiocoms Disclosure Letter has had or could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole;

        (ii) Neither the whole nor any portion of any of the Radiocoms Real Properties is subject to any pending condemnation or similar proceeding by any Governmental Body, and Seller does not know that any such condemnation or taking is threatened or contemplated;

       (iii) Neither Radiocoms nor any of its Subsidiaries is, or as of the Closing Date will be, in violation of any applicable Law or Order relating to the Radiocoms Real Properties, except where the failure to be in compliance with such Law or Order could not reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole, and no notice from any Governmental Body has been served upon Radiocoms or any of its Subsidiaries or Affiliates claiming any material violation thereof or calling attention to the need for any material work, repairs, construction, alterations, installations on or in connection with said owned or leased real properties used in connection with the Business or by Radiocoms and its Subsidiaries;

        (iv) Radiocoms or one of its Subsidiaries or Relevant Affiliates has obtained all permits, licenses or certificates of occupancy pertaining to the ownership or operation of any of the owned or leased real properties of the Business or Radiocoms or any of its Subsidiaries (including, without limitation, the Radiocoms Real Properties) that are required to be obtained from any Governmental Body by a Relevant Affiliate (in connection with the Business) or by Radiocoms or any of its Subsidiaries, except where the failure to obtain such permits, licenses or certificates of occupancy could not reasonably be expected to have a Material Adverse Effect on the Business or on Radiocoms and its Subsidiaries, taken as a whole;

        (v) Each of the leases of real property referred to in Section 4.12(a) above is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception, and there is not under any such lease any existing breach, default, event of default or event which, with notice and/or lapse of time, would constitute a breach, default or event of default (A) by Radiocoms or any of its Subsidiaries or Relevant Affiliates or (B) to the knowledge of Seller, by any other party to any such lease, except where such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole;

        (vi) No previous or current party to any such lease has given notice of or made a claim with respect to any breach or default, the consequences of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole;

       (vii) None of the rights of Radiocoms or any of its Subsidiaries or Relevant Affiliates under any of such leases will be subject to termination or modification as the result of the consummation of the transactions contemplated by this Agreement; and

      (viii)  No consent or approval of any third party is required under any of
    such  real  property  leases  to   the  consummation  of  the   transactions
    contemplated hereby.

    4.13  TANGIBLE PERSONAL PROPERTY.

    (a) Section 4.13(a) of the Radiocoms Disclosure Letter sets forth all leases of personal property related to the Business, other than leases for motor vehicles, involving annual payments in excess of L10,000 to which Radiocoms or any of its Subsidiaries or Relevant Affiliates is a party or by which Radiocoms or any of its Subsidiaries or Relevant Affiliates is bound. True, correct and complete copies of all documents referred to in Section 4.13(a) of the Radiocoms Disclosure Letter have been delivered or made available to Purchaser.

    (b) (i) Each of the leases of personal property referred to in Section 4.13(a) is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception, and there is not, under any such lease, any existing breach, default, or event of default or event which, with notice and/or lapse of time, would constitute a breach, default or event of default (A) by Radiocoms or any of its Subsidiaries or Relevant Affiliates or, (B) to the knowledge of Seller, by any other party to any such lease, except where such breach, default, event of default could not reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole;

        (ii) No previous or current party to any such lease has given notice of or made a claim with respect to any breach or default thereunder, the consequences of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole;

       (iii) None of the rights of any of Radiocoms or any of its Subsidiaries or Relevant Affiliates under any of such leases will be subject to termination or modification as the result of the consummation of the transactions contemplated by this Agreement;

        (iv) No consent  or approval of  any third party  is required under  any
    lease   referred  to  in  Section  4.13(a)   for  the  consummation  of  the
    transactions contemplated hereby;

        (v) Radiocoms or one of its Subsidiaries or Relevant Affiliates (which is identified) has good title to all material items of tangible personal property reflected on the March Radiocoms Balance Sheet (except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practices), free and clear of Liens; and

        (vi) All of the items of tangible personal property not owned by Radiocoms or one of its Subsidiaries or Relevant Affiliates, but used in the Business and which, individually or in the aggregate, are material to the conduct of such business, are in such condition that upon the return of such properties to their owners in the current condition of such properties, normal wear and tear excepted, at the end of the relevant lease terms or as otherwise contemplated by the applicable agreements with owners thereof, the obligations of Radiocoms or its Subsidiaries or Relevant Affiliates (as applicable) to such owners will be discharged in all material respects.

    4.14 INTANGIBLE PROPERTY. Section 4.14 of the Radiocoms Disclosure Letter sets forth a list of each letters patent, material trademark, material trade name, registered copyright, material service mark, and any other similar, registered property or trade right owned by Radiocoms or any of its
Subsidiaries, or owned by a Relevant Affiliate of Radiocoms and used in the Business (collectively, together with all know-how, processes, formulae, trade secrets, inventions, designs, industrial models, computer programs and other technical data or drawings, the "Radiocoms Intellectual Property"), and sets forth all applications and licenses for any of the foregoing, and all licenses or similar agreements or arrangements relating to the operation of the Business or of Radiocoms or any of its Subsidiaries or to which Radiocoms or any of its Subsidiaries is a party or subject (property of the foregoing type being hereinafter collectively referred to as the "Radiocoms IP Licenses"), including all licenses or similar agreements or arrangements by which Radiocoms or its Subsidiaries or Relevant Affiliates are authorized to use intellectual property of a third party related to the Business or have granted to a third party rights to use intellectual property related to the Business. Except as indicated in
Section 4.14 of the Radiocoms Disclosure Letter:

    (a) Radiocoms or one of its Subsidiaries owns all title and interest in, and, to the knowledge of Seller, right and authority to use, in connection with the conduct of the Business as such Business is presently conducted, all of the Radiocoms Intellectual Property and Radiocoms IP Licenses listed in Section 4.14 of the Radiocoms Disclosure Letter, free and clear of all Liens. The Radiocoms Intellectual Property and Radiocoms IP Licenses (other than licenses granted to third parties), to the knowledge of Seller, constitute all of the intellectual property that Radiocoms needs to conduct the Business as currently conducted. The operation of the Business by Radiocoms and its Subsidiaries or Relevant Affiliates does not, to the knowledge of Seller, infringe upon, misappropriate or violate (in each case, in any material respect) any valid patent, trade name, trademark, service mark, trade secret, brand mark and brand name and other property or trade right of any other person, firm or corporation. None of Radiocoms or any of its Subsidiaries or Affiliates has received any notice or has knowledge pertaining to any actual or threatened, infringement, misappropriation or violation of the items of intellectual property listed in the preceding sentence;

    (b) There are no asserted or, to the knowledge of Seller, threatened, governmental, judicial or adversarial proceedings, hearings, arbitrations, disputes or claims with respect to any of the Radiocoms Intellectual Property or Radiocoms IP Licenses listed in Section 4.14 of the Radiocoms Disclosure Letter;

    (c) To the knowledge of Seller, no third party is infringing or engaging in an unauthorized use of the Radiocoms Intellectual Property or Radiocoms IP Licenses; and

    (d) To the knowledge of Seller, neither Seller nor any of its Affiliates has made any disclosure to a third party that would materially impair the value of any confidential Radiocoms Intellectual Property or confidential Radiocoms IP Licenses, and Seller and its Affiliates have treated such confidential information in a manner reasonably designed to preserve its confidentiality.

    4.15  MATERIAL CONTRACTS.

    (a) Section 4.15(a) of the Radiocoms Disclosure Letter sets forth (i) each oral or written agreement, arrangement or commitment of any nature relating to the Business or to which Radiocoms or any of its Subsidiaries is a party or by which it is bound involving (A) a commitment of more than L50,000 or (B) the purchase or sale of any assets relating to the Business or of Radiocoms or its Subsidiaries having a book value or more than L50,000 and (ii) all (A) loan or credit agreements, indentures, guaranties, promissory notes, pledge agreements, mortgages, security agreements or other instruments in respect of borrowed funds, (B) distributorship, agency, representation, dealer or similar agreements, (C) covenants not to compete or other agreements or understandings which would restrict the distribution or sale of any of the products of the Business or of Radiocoms or any of its Subsidiaries in any geographical area or to any person or class of persons, or which in any way affects the price or other terms at which the Business or Radiocoms or any of its Subsidiaries or any agent or representative of the Business or Radiocoms or any of its Subsidiaries may sell products or services, (D) contracts or commitments for capital expenditures, and (E) partnership or joint venture agreements. Agreements, arrangements and commitments of the types described in subsections (i) and (ii) above are hereinafter collectively referred to as the "Radiocoms Material Agreements."

    (b) Each Radiocoms Material Agreement is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception. (i) Neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates nor, to the knowledge of Seller, any other party thereto, is in breach of or in default under any Radiocoms Material Agreement, (ii) to the knowledge of Seller, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a default under, or result in a breach of, any Radiocoms Material Agreement, (iii) no previous or current party to any Radiocoms Material Agreement has given notice of or made a claim or, to the knowledge of the Seller, threatened to make a claim, with respect to any breach or default thereunder, the consequences of which, in the case of clauses (i), (ii) and
(iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole, (iv) none of the rights of Radiocoms or any of its Subsidiaries or Affiliates under any of the Radiocoms Material Agreements will be subject to termination or modification as a result of the consummation of the transactions contemplated by this Agreement, (v) no consent or approval of any third party is required under any Radiocoms Material Agreement to the consummation of the transactions contemplated hereby and (vi) no power of attorney that remains in effect has been granted by Radiocoms or its Subsidiaries.

    (c) Section 4.15(c) of the Radiocoms Disclosure Letter sets forth a true and accurate list of all oral or written agreements, arrangements or commitments of any nature between Radiocoms or any of its Subsidiaries or Affiliates, on the one hand, and EFJ, on the other hand.

    4.16  EMPLOYEE BENEFITS.

    (a) For purposes of this Agreement, the following terms shall have the following meanings: (i) "Approved" means approved by the Board of Inland Revenue as an exempt approved scheme (within the meaning of Section 592 Income and Corporation Taxes Act of 1988) and "Approval" has the corresponding meaning;
(ii) "Retirement/Death/Disability Benefit" means any pension, lump sum, gratuity or other like benefit given or to be given on retirement or on death, or in anticipation of retirement, or, in connection with past service after retirement or death, or to be given on or in anticipation of, or in connection with any change in the nature of the service of the employee in question or given or to be given on or in connection with the illness, injury or disability of, or suffering of any accident by, an employee of Radiocoms or any of its Subsidiaries or Relevant Affiliates; (iii) "Scheme" means those of the Schemes participated in by Radiocoms, or any of its Subsidiaries or Relevant Affiliates, such Schemes being referred to on Section 4.16(b) of the Radiocoms Disclosure Letter; (iv) "Scheme Documents" means the documents constituting and governing a Scheme (including all notices, announcements and explanatory literature of current effect) and all documents relating to the participation by Radiocoms or any of its Subsidiaries or Relevant Affiliates in and obligations of those entities under such Scheme; (v) "Trustees" means the trustees of a Scheme and includes their predecessors as trustees; (vi) "Valuation" means the most recent actuarial valuation of a Scheme as set forth on Section 4.16(b) of the Radiocoms Disclosure Letter with respect to each Scheme where such a

Valuation is required by the Inland Revenue; and (vii) "Valuation Date" and "Valuation Report" mean, respectively, the date as at which the Valuation was carried out and the report of the actuary preparing the Valuation.

    (b) Section 4.16(b) of the Radiocoms Disclosure Letter sets forth a list of all Schemes. All information made available to Purchaser in connection with each Scheme is complete and accurate in all material respects. Except pursuant to the Schemes, neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has paid, provided or contributed toward, and neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates is under any obligation or commitment (whether or not legally enforceable) to pay, provide or contribute towards, any Retirement/Death/Disability Benefit for and or in respect of any present or past employee (or any spouse, child or dependent of any them) of Radiocoms or any of its Subsidiaries or Relevant Affiliates.

    (c) Seller has made available to Purchaser prior to the date hereof: (i) true, complete and correct copies of all Scheme Documents; (ii) the names and addresses of the current trustees and administrators of each Scheme; (iii) a complete copy of the latest Trustees' Report to members of the audited accounts of each Scheme (including the auditor's report); (iv) a complete copy of the most recent Valuation Report and, if not stated therein, the name and address of the current actuary to each Scheme; (v) a list of each Scheme's active members, pensioners and deferred pensioners who are employees or past employees of Radiocoms with particulars relevant to establish their entitlement to benefits thereunder; (vi) a statement of the rate at which during the current and preceding Scheme year each participating employer contributes to the Scheme and makes payments in respect of the expenses of administration, management and trusteeship of the Scheme and of any proposal to change such rate; (vii) the identity of the principal employer of each Scheme and particulars of the terms of participation of each of Radiocoms and any of its Subsidiaries in each Scheme; (viii) all material particulars of the assets currently held by each Scheme by reference to the categories listed in Schedule 3 to the Occupational Pension Schemes (Disclosure of Information) Regulations 1986 (including full particulars of any employer-related investment as defined in Section 112 of the Pension Schemes Act 1993) of any investment in which more than 5% of the total value of the net assets of the Scheme is invested and of any requirements relating to the Schemes' investments imposed by the Inland Revenue (other than requirements relating to Approved Retirement Benefit Schemes generally) and all material particulars of any common investment fund in which the Scheme participates; (ix) all material particulars of any surplus payment within the meaning of the Pension Scheme Surpluses (Administration) Regulations 1987 which has been made or is proposed to be made from such Scheme; (x) a complete copy (or, in the case of an oral contract, full written particulars) of any contract with any person providing services of any nature in connection with the Scheme, including, without limitation, investment management or advisory services, custody services, administration and data processing services; (xi) all material particulars of any discretionary practice of the Scheme in relation to employees or past employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates in the preceding three years (other than pension increases and individual enhancements or additions); (xii) a complete copy of each contract of insurance and of any associated agreement with the insurance company relating to the Scheme and full particulars of the premiums payable under them; (xiii) a complete copy of the contracting-out certificate relating to the participation of Radiocoms and any of its Subsidiaries or Relevant Affiliates and of the Inland Revenue's Letter of Approval in force in relation to such Scheme; and
(xiv) the basic information about the Scheme required to be given under Schedule 1 of the Occupational Pension Schemes (Disclosure of Information) Regulations 1986.

    (d) Each Scheme is Approved as of its commencement and, to Seller's knowledge, there is no ground on which Approval may be withdrawn or cease to apply.

    (e) The active members of the Scheme employed by Radiocoms or any of its Subsidiaries or Relevant Affiliates are contracted out of the State Earnings-Related Pension Scheme by reference to the Scheme. To Seller's knowledge, there is no ground on which such contracted-out status may be withdrawn or cease to apply. All state scheme premiums, within the meaning of the Pension Schemes Act 1993, due in respect of any member or former member of the Scheme who is an employee or past employee of Radiocoms or any of its Subsidiaries or Relevant Affiliates have been paid in accordance with applicable statutory requirements.

    (f) Every employee of Radiocoms or any of its Subsidiaries who is entitled to membership of the Scheme (whether under the Scheme Documents or any applicable law) has been invited to join the Scheme as of the date on which he became entitled. Radiocoms and its Subsidiaries or Relevant Affiliates have been properly admitted to participation in each Scheme in which employees of Radiocoms and its Subsidiaries or Relevant Affiliates participate.

    (g) Since the effective date of the Valuation, no power has been exercised under the Scheme to admit to membership any employee of Radiocoms or any of its Subsidiaries or Relevant Affiliates who is not automatically eligible for membership under the Scheme Documents or to grant or augment any benefit under the Scheme in respect of employees of Radiocoms or its Subsidiaries or Relevant Affiliates which would not otherwise have been provided in the ordinary course under the Scheme Documents.

    (h) To Seller's knowledge, the books of account, Trustees' minutes and other records of the Scheme have been properly and accurately maintained in all material respects and, to Seller's knowledge, all such books, minutes and records and originals of the Scheme Documents are in the possession of the Trustees.

    (i) All contributions and expenses payable by Radiocoms or any of its Subsidiaries or Relevant Affiliates (including actuarial, trusteeship, consultancy, legal, audit and administrative expenses) in respect of the Scheme have been paid and, to Seller's knowledge, no services have been rendered or requested in respect of the Scheme of which an account has not been rendered and which when rendered would tend to increase materially the rate of contribution of Radiocoms or any of its Subsidiaries or Relevant Affiliates to each of the Schemes in respect of the recoupment of such expenses or costs.

    (j) Each contract and agreement referred to in sub-paragraph (c)(xii) is enforceable and, to Seller's knowledge, there is no ground on which the insurers might avoid liability under it. All premiums payable under all such contracts have been paid. Without limiting the foregoing, all lump sum and pension benefits payable in the event of the death of an employee of Radiocoms or any of its Subsidiaries or Relevant Affiliates while in service are fully insured, and all benefits in respect of employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates which are in payment and which are paid up (payment not having commenced) and all contingent benefits are fully secured, with a reputable insurance company authorized to carry on ordinary long-term insurance business under the Insurance Companies Act 1982.

    (k) To Seller's knowledge, the Scheme has at all times been operated in all material respects in accordance with, and the Trustees and all of the employers participating in the Scheme have observed and performed all their obligations under, the Scheme Documents, the requirements of the Inland Revenue for Approval, the requirements of the Occupational Pensions Board applicable to the Scheme and all applicable laws.

    (l) To Seller's knowledge, the Valuation is accurate in all material respects on the basis of the information supplied to the actuary who carried out the Valuation. Such information supplied to the actuary was complete and accurate in all material respects as of the date when it was so supplied, including the information relating to the assets held by the Scheme and to any augmentation of benefits, and to any benefits which would not otherwise have been provided under the Scheme Documents, to or in respect of employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates. Since the Valuation
Date: (i) pensionable earnings of employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates have not increased at a rate greater than the rate of increase assumed for the purpose of the Valuation Report; and (ii) no action has been taken by Seller or by Radiocoms or any of its Subsidiaries or Relevant Affiliates (including, without limitation, by way of a change relating to the assets held by the Scheme or in investment policy or practice or in the number, age or sex distribution of members) which might cause the result of an actuarial valuation carried out at Closing, adopting the same actuarial methods and assumptions as were adopted for the purpose of the Valuation, to be materially different from the result of the Valuation.

    (m) At Closing the Scheme will hold assets which have a value at least as great as the value of the assets as stated in the Valuation increased since the Valuation Date at a rate not lower than the rate of investment return assumed for the purpose of the Valuation. On the basis of the methods and assumptions used for the Valuation, the rate of contributions payable by Radiocoms or any of its Subsidiaries or Relevant Affiliates recommended in the Valuation Report will be adequate to fund the benefits in payment and prospectively or contingently payable under the Scheme in respect of employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates.

    (n) Each transfer payment received by the Scheme after 17th May, 1990 in respect of employees or pensioners or deferred pensioners who are past employees of Radiocoms or any of its Subsidiaries or Relevant Affiliates and who are members of the Scheme has been calculated in such a way that it does not treat men and women unequally insofar as the payment relates to employment after that date but disregards the application of any actuarial assumption which may by law differ as between men and women for this purpose.

    (o) No Scheme is registered under Chapter III of Part V of the Income and Corporation Taxes Act 1988 and no application for such a registration has been made.

    (p) Section 4.16(p) of the Radiocoms Disclosure Letter sets out full details of all current dispensations and notices granted by the Inland Revenue relating to Radiocoms, its Subsidiaries and Relevant Affiliates under Section 166 of the Income and Corporation Taxes Act 1988.

    (q) No Scheme is subject to the provisions of Section 187 and Schedule 9 of the Income and Corporation Taxes Act 1988.

    (r) No employee share ownership trust established in respect of the employees of Radiocoms or its Subsidiaries or Relevant Affiliates is subject to any charge to tax under Section 68 or Section 71 of the Finance Act 1989 and there are no circumstances likely to lead to such a charge and Radiocoms, its Subsidiaries and its Relevant Affiliates are not subject to any liability whether actual or potential under Section 68(3) of the Finance Act 1989 to pay tax otherwise due from the trustees of any such trust.

    (s) Each Scheme has been operated in accordance and in compliance with the recommendations set forth in Section 5 of the most recent Valuation Report that is set forth in the Radiocoms Disclosure Letter.

    4.17  LABOR.

    (a) No employees of the Business or Radiocoms or any of its Subsidiaries are represented by any labor organization, and no labor organization or group of employees of the Business or Radiocoms or any of its Subsidiaries has made a demand for recognition, has filed a petition seeking a representation proceeding or given Radiocoms or any of its Subsidiaries or Relevant Affiliates written notice of any intention to be represented by a collective bargaining representative. No collective bargaining agreement is currently being negotiated with respect to any employees of the Business or Radiocoms or any of its Subsidiaries.

    (b) (i) The Business and Radiocoms and each of its Subsidiaries is in material compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and with each collective bargaining agreement applicable to it, and is not engaged in any unfair labor practice; (ii) to the knowledge of Seller, there is no unfair labor practice charge, complaint or similar claim relating to the Business against Radiocoms or any of its Subsidiaries or Relevant Affiliates pending or threatened before any Governmental Body charged with the regulation or oversight of labor relations or similar matters; (iii) there is no labor strike, work slowdown or stoppage or other significant labor dispute or disturbance pending or, to the knowledge of Seller, threatened against or affecting the Business or Radiocoms or any of its Subsidiaries; (iv) to the knowledge of Seller, there is no representation claim or petition pending before any Governmental Body charged with the regulation or oversight of labor relations or similar matters, and no question concerning representation exists with respect to the respective employees of the Business or Radiocoms or any of its Subsidiaries; (v) no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending, and no claim therefor exists, which in any case could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole; and (vi) neither the Business nor Radiocoms or any of its Subsidiaries has experienced any work stoppage or other significant labor difficulty during the past three years.

    (c) There are no agreements or supplemental agreements currently in effect between Radiocoms or any of its Subsidiaries or Affiliates and any collective bargaining representative representing a group of employees employed by the Business or Radiocoms or any of its Subsidiaries.

    (d) Section 4.17(d) of the Radiocoms Disclosure Letter sets forth the names of all present salaried employees of the Business or of Radiocoms and its Subsidiaries and their current annual salaries and other compensation.

    4.18  LITIGATION.

    (a) Except as disclosed in Section 4.18(a) of the Radiocoms Disclosure Letter, (i) there are no Legal Proceedings (including, but not limited to, any proceedings which seek the revocation, non-renewal or the adverse modification of any DTI license) asserted or, to the knowledge of Seller, threatened, or any governmental investigation pending or, to the knowledge of Seller, threatened, against or affecting the Business or Radiocoms or any of its Subsidiaries at law or in equity, before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency, court or other instrumentality, or by any private person, firm, corporation or other entity (such representation being limited, in the case of any such matter in which the sole remedy sought or threatened to be sought, as the case may be, is the payment of money, to matters in which the sum sought or threatened to be sought is unspecified or in excess of L10,000), (ii) to the knowledge of Seller, there is no basis for any such Legal Proceeding which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole and (iii) there are no existing or, to the knowledge of Seller, threatened orders, judgments or decrees of any court or governmental agency affecting the Business or Radiocoms or any of its Subsidiaries or any of their respective properties or assets.

    (b) Seller is not aware of any facts which would disqualify Radiocoms or any of its Subsidiaries under the Telecommunications Act of 1984 or the rules, regulations and practices of the DTI from transferring ownership of the Business and Radiocoms to Purchaser. Neither Radiocoms or any of its Subsidiaries nor the Seller or any of its Affiliates shall take any action which would cause such disqualification or fail to take any action if the failure to take such action would cause such disqualification.

    (c) There are no Legal Proceedings asserted or, to the knowledge of Seller, threatened against, or any governmental investigation pending or, to the knowledge of Seller, threatened against, the Business, Radiocoms or any of its Subsidiaries or Seller or any of its Affiliates which would give any third party the right to enjoin or rescind the transactions contemplated by this Agreement or otherwise prevent any of the parties hereto from complying with the terms and provisions of this Agreement.

    (d) There are no applications, complaints or proceedings pending or, to the knowledge of Seller, threatened before the DTI, relating (i) to the Business or
(ii) to Radiocoms and its Subsidiaries or Relevant Affiliates which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole.

    4.19  COMPLIANCE WITH LAWS.

    (a) To the knowledge of Seller, Radiocoms and each of its Subsidiaries and Relevant Affiliates is in compliance with all Laws applicable to the Business or the conduct of the Business or its operations or the use of its properties (including any leased properties) and assets, except for Environmental Laws (which are addressed in Section 4.20) and such instances of non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole. Neither Seller nor Radiocoms or any of its Subsidiaries has received any written notice alleging any non-compliance with applicable Laws.

    (b) Except as set forth in Section 4.19(b) of the Radiocoms Disclosure Letter, Radiocoms or one of its Subsidiaries has timely obtained all required FCC consents or authorizations or consents or authorizations of other Governmental Entities that perform functions or regulate matters similar to those performed or regulated by the FCC (the "Equipment Authorizations") necessary to manufacture and commercially distribute its linear modulation technology in the United States and the United Kingdom and each other country in which such technology has been or is being sold by Radiocoms, its Subsidiaries or any of the

Relevant Affiliates. The Equipment Authorizations are valid and in full force and effect. The equipment for which Radiocoms or any of its Subsidiaries has received the Equipment Authorizations conforms to the terms and conditions of such Authorizations and, to the knowledge of Seller, otherwise complies with all applicable rules, regulations and policies (including, without limitation, those of the FCC), except for such instances of non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole.

    4.20  ENVIRONMENTAL MATTERS.

    (a) For purposes of this Section 4.20, "Real Property" means all real property presently owned or operated by Radiocoms or any of its Subsidiaries or by Relevant Affiliates and used in the Business and all real property (including property held as trustee or in any other fiduciary capacity) over which Radiocoms or any of its Subsidiaries currently exercises ownership, dominion, management or control. "Divested Real Property" means any real property formerly owned or operated by Radiocoms or its Subsidiaries or Relevant Affiliates which, if it were still so owned or operated, would constitute Real Property.

    (b) Except as would not individually or in the aggregate have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole, or the Business,

        (i) the operations of the Business, Radiocoms and each of its Subsidiaries (and, with respect to the Business, each of its Relevant Affiliates) are and have been in compliance with all applicable Environmental Laws,

        (ii) to the knowledge of Seller, the Real Property does not (and any Divested Property at the time of its disposition did not) contain any Hazardous Substance in violation of any applicable Environmental Law,

       (iii) neither Radiocoms nor any of its Subsidiaries or Relevant Affiliates has any knowledge that, or has received any written notices, demand letters or written requests for information from any Governmental Body or any third party indicating that, it may be in violation of, or liable under, any Environmental Law,

        (iv) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or proceedings pending or, to the knowledge of Seller, threatened against Radiocoms or any of its Subsidiaries or Affiliates with respect to the Business or the Real Property (or any Divested Real Property) relating to any violation or alleged violation, of any Environmental Law,

        (v) no reports have been filed, or are required to be filed, by Radiocoms or any of its Subsidiaries or Affiliates concerning the release of any Hazardous Substance or the threatened or actual violation of any Environmental Law on or at the Real Property (or any Divested Real Property),

        (vi) to the knowledge of Seller, there are no underground storage tanks on, in or under any of the Real Property, and there were no underground storage tanks on, in or under any Divested Real Property at the time of its disposition; and no underground storage tanks have been closed or removed from any Real Property or Divested Real Property while such Real Property or Divested Real Property was owned or operated by Radiocoms or any of its Subsidiaries, and

       (vii) neither Radiocoms nor any of its Subsidiaries (or, with respect to the Business, any of its Relevant Affiliates) has incurred, and none of the Real Property is presently subject to, any liabilities fixed (or, to the knowledge of Seller, contingent) relating to any suit, settlement, court order, administrative order, judgment or claim asserted or arising under any Environmental Law.

    (c) There are no permits or licenses required under any Environmental Law in respect of the Real Property, except for such permits or licenses the absence of which could not reasonably be expected to have a Material Adverse Effect on Radiocoms and its Subsidiaries, taken as a whole, or the Business.

    (d) Neither Radiocoms nor any of its Subsidiaries or Affiliates has received written notice or otherwise has knowledge that any part of the Real Property or any Divested Real Property has been or is listed as a site containing Hazardous Substances pursuant to any Environmental Law.

    4.21 INSURANCE. Seller has made available to Purchaser true, complete and correct copies of all policies of insurance of any kind or nature covering the Business or Radiocoms or any of its Subsidiaries or any of their respective employees, properties or assets, including, without limitation, policies of life, disability, fire, theft, workers compensation, employee fidelity, product liability, and other casualty and liability insurance. All such policies are in full force and effect and have not been reduced or cancelled; no change in any such insurance policy has been notified to Radiocoms or any of its Subsidiaries or Affiliates; and, to the Seller's knowledge, neither Radiocoms nor any of its Subsidiaries or any Relevant Affiliate is in default of any provision thereof, except for such defaults as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Business or Radiocoms and its Subsidiaries, taken as a whole.

    4.22 RELATED PARTY TRANSACTIONS. Except as set forth in Section 4.22 of the Radiocoms Disclosure Letter, neither Seller nor any of its Affiliates has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to Radiocoms or any of its Subsidiaries, and neither Radiocoms nor any of its Subsidiaries has borrowed any moneys from or has any indebtedness or other similar obligations to Seller or any of its Affiliates or any holder of more than 15% of Securicor plc's issued and outstanding shares of capital stock. Except as set forth in Section 4.22 of the Radiocoms Disclosure Letter, none of the Seller, Radiocoms or any of its Subsidiaries, any Affiliate of Radiocoms or Seller or, to the knowledge of Seller, any holder of more than 15% of Securicor plc's issued and outstanding shares of capital stock, nor, to the knowledge of Seller, any officer or employee of Radiocoms or its Affiliates (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is (A) a competitor, supplier, customer, landlord, tenant, creditor or debtor of Radiocoms or any of its Subsidiaries, (B) engaged in a business related to the business of Radiocoms or any of its Subsidiaries, or (C) a participant in any transaction to which Radiocoms or any of its Subsidiaries is a party, except where any officer or employee of Radiocoms or its Affiliates owns less than 5% of the issued and outstanding capital stock of such Person and such Person's equity securities are traded or quoted on a recognized stock exchange or quotation system, or (ii) is a party to any Contract with Radiocoms or any of its Subsidiaries.

    4.23 FINANCIAL ADVISORS. Except as set forth in Section 4.23 of the Radiocoms Disclosure Letter, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof. Seller and its Affiliates have entered into no agreement or arrangement which would require Purchaser or any of its Subsidiaries to pay any such fee or commission.

    4.24 CLAIMS TO PROPERTY. Except as otherwise disclosed in this Agreement, Seller and its Affiliates (other than Radiocoms and its Subsidiaries) will, as of the Closing Date, have no claim to any property, asset or right owned by Radiocoms or any of its Subsidiaries or used in the Business by Radiocoms or any of its Subsidiaries or Relevant Affiliates.

    4.25  LICENSES; PERMITS; AUTHORIZATIONS.

    (a) Except as set forth in Section 4.25 of the Radiocoms Disclosure Letter, Radiocoms and its Subsidiaries have all material approvals, authorizations, consents, licenses (including DTI licenses), orders and permits (except for sales and use tax permits, franchise tax registrations and zoning ordinances, variances and permits) of all Governmental Bodies required by the nature of the operations of the Business or Radiocoms or any of its Subsidiaries to permit the operations thereof in the manner in which they are currently conducted (collectively, the "Radiocoms Licenses"). Radiocoms or one of its Subsidiaries is the authorized legal holder of the Radiocoms Licenses issued to and used by it, none of which is subject to any restriction or condition which would limit in any material respect the full operation of the Business or Radiocoms or any of its Subsidiaries as now or proposed to be operated.

    (b) Except as set forth in Section 4.25 of the Radiocoms Disclosure Letter, there are no competing applications or proceedings pending or complaints filed or, to the knowledge of Seller, threatened, as of the date hereof, before the DTI relating to the Business or its operations of Radiocoms other than applications, proceedings or complaints which generally affect the land mobile radio industry. The Radiocoms Licenses are in good standing, are in full force and effect and are unimpaired in any material respect by any act or omission of the officers, directors or employees of Radiocoms or Seller or their respective Affiliates, and the operation of the Business and Radiocoms and its Subsidiaries are in accordance therewith in all material respects and no registration, clearance or prenotification is required in respect of them in connection with the Transactions. Seller has no reason to believe that any of such Radiocoms Licenses will not be renewed in the ordinary course on their existing or no less favorable terms.

    4.26  INVESTMENT IN PURCHASER SHARES.

    (a) Seller will hold the Purchaser Shares issued to it pursuant to this Agreement for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Seller does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Purchaser Shares issued to it pursuant to this Agreement.

    (b) Seller acknowledges that Purchaser has disclosed that the Purchaser Shares to be issued to Seller pursuant to this Agreement have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

    (c) Seller is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchaser Shares.

    (d) Seller has had an opportunity to ask questions and receive answers concerning the terms and conditions of the acquisition of the Purchaser Shares and has had full access to such other information concerning the Purchaser as Seller has requested.

    (e) Seller is able to bear the economic risk of its investment in the Purchaser Shares for an indefinite period of time, recognizing that the Purchaser Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

    (f) Seller acknowledges that until such time as the Purchaser Shares have been registered, or are otherwise eligible, for resale in accordance with the Securities Act, each certificate representing the Purchaser Shares shall be endorsed with the following legend:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION)."

    4.27 INVESTMENTS IN PURCHASER. Except as set forth in Section 4.27 of the Radiocoms Disclosure Letter or in Schedule 13D filings under the Exchange Act by Securicor plc, or as contemplated by this Agreement, neither Securicor plc nor any of its Affiliates has, or has had within the preceding twelve months, any direct or indirect beneficial interest (including, without limitation, any right to acquire any interest) in the capital stock of Purchaser.

    4.28 ACCOUNTS RECEIVABLE. Each of the accounts receivable recorded on the books of Radiocoms and any of its Subsidiaries or Relevant Affiliates related to the Business is a bona fide account receivable which has arisen in the ordinary course of business. Except as set forth in Section 4.28 of the Radiocoms Disclosure Letter, the reserves for such accounts receivable were calculated in a manner consistent with past practices of Radiocoms and its Subsidiaries and Relevant Affiliates. To the knowledge of Seller, such accounts receivable, in the aggregate, (a) are collectible, net of reserves with respect thereto, within the greater of 120 days and the date when they are due in accordance with their terms or (b) are adequately secured.

    4.29 ACCOUNTS PAYABLE. Each of the accounts payable recorded on the books of Radiocoms and each of its Subsidiaries or Relevant Affiliates that is related to the Business is valid and represents obligations in respect of good or services related to the Business which have been received by Radiocoms or one of its Subsidiaries or Relevant Affiliates, respectively and were priced no higher than market value.

    4.30 INVENTORY. All inventory of the Business recorded in the books of Radiocoms and its Subsidiaries or Relevant Affiliates is carried at the lower of cost or market value, and, to the knowledge of Seller, except as set forth in
Section 4.30 of the Radiocoms Disclosure Letter, consists of a quality and quantity usable and saleable in the ordinary course of the Business. To the knowledge of Seller, no material part of such inventories has been priced in excess of its ultimate net expected realizable value and the present quantities of inventories of the Business are reasonable and warranted in the present circumstances of the Business. All of the inventory of the Business is located on Radiocoms or its Subsidiaries' properties.

    4.31 PRODUCTS. Section 4.31 of the Radiocoms Disclosure Letter sets forth all generic products and lines of products sold or distributed by the Business or by Radiocoms and/or its Subsidiaries, and Seller has made available to Purchaser all material information with respect to the brand names, technical specifications, origin, approval numbers and prices of such products and all information usually supplied to dealers or customers. Radiocoms and/or its Subsidiaries have all necessary rights and authority to sell and distribute such products as presently sold or distributed.

    4.32 NO MISREPRESENTATION. No representation or warranty of Seller contained in this Agreement or in the Radiocoms Disclosure Letter or in any certificate or other instrument furnished by Seller to the Purchaser pursuant to the terms hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to Seller that:

    5.1 ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Purchaser is duly qualified or authorized to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole. Purchaser is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location in any material respect. Copies of the Certificate of Incorporation and By-Laws (together with all amendments thereto) of Purchaser have heretofore been provided or have been made available to the Seller and such copies are true, correct and complete copies of such instruments.

    5.2  AUTHORIZATION OF AGREEMENTS.

    (a) Purchaser has all requisite power, authority and legal capacity to execute and deliver this Agreement, each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Purchaser in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "Purchaser Documents") and each of the Other Transaction Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Midland Agreement, each of the Purchaser Documents and each of the Other Transaction Documents has been duly and validly ratified and/or authorized by the Board of Directors of Purchaser, and (assuming the accuracy of Seller's representation in
Section 4.27) no other corporate
proceedings on the part of Purchaser will be necessary to authorize this Agreement, the issuance of the Purchaser Shares, or the other transactions contemplated hereby or the Other Transactions, except for the stockholder approval referred to in Section 5.2(b). Assuming the due authorization, execution and delivery by the other parties hereto and thereto, this Agreement and the Midland Agreement will constitute, and each of the Purchaser Documents and the Other Transaction Documents to which Purchaser is a party, when executed and delivered will constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to the Bankruptcy Exception.

    (b) Assuming the accuracy of Seller's representation in Section 4.27, the affirmative vote of the holders of a majority of the outstanding shares of Purchaser Common Stock is the only vote of the holders of any class or series of Purchaser's capital stock (under applicable Law or otherwise) necessary to approve this Agreement, the issuance of the Purchaser Shares, the other transactions contemplated hereby or the Other Transactions.

    5.3  CAPITALIZATION.

    (a) The authorized capital stock of Purchaser consists of 20,000,000 shares of Purchaser Common Stock. As of the date hereof, there are 11,125,278 shares of the Purchaser Common Stock issued and outstanding and 465,582 shares of the Purchaser Common Stock are held by Purchaser as treasury stock. All of the issued and outstanding shares of Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

    (b) Except as set forth in Section 5.3 of the disclosure letter delivered by Purchaser to Seller on the date hereof (the "Purchaser Disclosure Letter") and except for matters arising after the date hereof as permitted in accordance with
Section 6.2, there is no existing option, warrant, call, right, commitment or other agreement of any character to which the Purchaser is a party requiring, and there are no securities of Purchaser outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of Purchaser or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of Purchaser. Purchaser is not a party to any voting trust or other voting agreement with respect to any of the shares of the Purchaser Common Stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of Purchaser, except for matters arising after the date hereof as permitted by Section 6.2.

    5.4  SUBSIDIARIES.

    (a) Set forth in Section 5.4 of the Purchaser Disclosure Letter is the name of each of the Subsidiaries of Purchaser and, with respect to each Subsidiary, the jurisdiction in which it is incorporated, the number of shares of its authorized capital stock, the number and class of shares thereof duly issued and outstanding, the names of all stockholders and the numbers of shares of stock owned by each stockholder. Each such stockholder is the record and beneficial owner of the shares set forth opposite its name in Section 5.4 of the Purchaser Disclosure Letter. The outstanding shares of capital stock of each Subsidiary of Purchaser have been duly authorized, validly issued and fully paid and are non-assessable.

    (b) Except as set forth in Section 5.4 of the Purchaser Disclosure Letter, all such shares are owned by such stockholders free and clear of all Liens. No shares of capital stock are held by any Subsidiary of Purchaser as treasury stock.

    (c) None of the Subsidiaries of Purchaser has outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character obligating any of them to issue, sell or transfer any shares of its capital stock or other equity interests or any securities convertible into or evidencing the right to subscribe for or purchase any shares of such stock or other equity interests with any Person, and there are no agreements or understandings with respect to the voting, sale or transfer of shares of the capital stock of any Subsidiary of Purchaser to which Purchaser or Subsidiary thereof is a party.

    (d) Each Subsidiary of Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each Subsidiary of Purchaser has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary of Purchaser is duly qualified and in good standing as a foreign corporation under the Laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole. No Subsidiary of Purchaser is subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location in any material respect. Copies of the Certificate or Articles of Incorporation and By-Laws (together with all amendments thereto) of each Subsidiary of Purchaser have heretofore been provided to Seller and such copies are true, correct and complete copies of such instruments.

    (e) Except as set forth in Section 5.4 of the Purchaser Disclosure Letter or as permitted by Section 6.2, neither Purchaser nor any of its Subsidiaries owns, beneficially or of record, any shares of capital stock or any other security of any corporation or other legal entity, or has any option or obligation to acquire any such stock or other security, or has any investments in securities or owns, directly or indirectly, any interest in any partnership, joint venture or other business enterprise.

    5.5 CORPORATE RECORDS. The minute books of Purchaser and each of its Subsidiaries previously made available to Seller contain complete and accurate records, in all material respects, of all meetings and accurately reflect, in all material respects, all other corporate action of the stockholders and board of directors (including committees thereof) of Purchaser and each of its Subsidiaries.

    5.6  CONFLICTS; CONSENTS OF THIRD PARTIES.

    (a) Except as set forth in Section 5.6 of the Purchaser Disclosure Letter, none of the execution and delivery by Purchaser of this Agreement and the Purchaser Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws or comparable organizational documents of Purchaser or any of its Subsidiaries; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Purchaser or any of its Subsidiaries is a party or by which Purchaser or any of its Subsidiaries or any of its properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any Governmental Body by which Purchaser or any of its Subsidiaries is bound; or (iv) result in the creation of any Lien upon the properties or assets of Purchaser and its Subsidiaries except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, or materially delay the consummation of the transactions contemplated hereby.

    (b) Except as set forth in Section 5.6(b) of the Purchaser Disclosure Letter, no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the Purchaser Documents, or the compliance by the Purchaser with any of the provisions hereof or thereof, except for compliance with the applicable requirements of the HSR Act and except where the failure to obtain such consent, waiver, approval, Order, Permit or authorization, or to make such declaration or filing, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, or materially delay the consummation of the transactions contemplated hereby.

    5.7  ISSUANCE OF PURCHASER SHARES.

    (a) Except as provided in Section 5.2(b), the issuance of the Purchaser Shares to Seller in accordance with the terms of this Agreement has been duly authorized by all necessary action on the part of Purchaser. The Purchaser Shares, upon issuance to Seller in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and will be registered on the stock certificate books and stock transfer ledgers of Purchaser solely in the name of Seller. The Purchaser Shares, upon issuance to Seller in accordance with the terms of this Agreement, will be approved for quotation on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") Small Cap Market (the "Small Cap Market"). Seller will receive good and marketable title to the Purchaser Shares as of the Closing Date, free and clear of any and all Liens.

    (b) Based upon Seller's representation and warranty in Section 4.26 hereof, the issuance of the Purchaser Shares to Seller in accordance with the terms of this Agreement will be exempt from (i) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and (ii) the registration and/or qualification provisions of all applicable state securities or "blue sky" Laws.

    5.8 FINANCIAL STATEMENTS. Purchaser has delivered to Seller copies of (a) the audited consolidated balance sheets of Purchaser and its Subsidiaries as at December 31, 1995, 1994 and 1993 and the related audited consolidated statements of operations and of cash flows of Purchaser and its Subsidiaries for the years then ended and (b) the unaudited consolidated balance sheet of Purchaser and its Subsidiaries as at March 31, 1996 and the related consolidated statements of operations and cash flows of Purchaser and its Subsidiaries for the three-month period then ended (such audited and unaudited statements, including the related notes and schedules thereto, are referred to herein as the "Purchaser Financial Statements"). Each of the Purchaser Financial Statements (i) is complete and correct in all material respects, (ii) has been prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes in the case of the unaudited statements), in accordance with the books and records of Purchaser and its Subsidiaries and in conformity with the practices consistently applied by Purchaser without modification of the accounting principles used in the preparation thereof, (iii) reflects all transactions relating to the business or operations of Purchaser and its Subsidiaries, including, without limitation, any transactions with Simmonds or its Affiliates, and (iv) presents fairly the financial position, results of operations and cash flows of Purchaser and its Subsidiaries as at the dates and for the periods indicated.

    For the purposes hereof, the audited balance sheet of Purchaser and its Subsidiaries as at December 31, 1995 is referred to as the "Purchaser Balance Sheet" and December 31, 1995 is referred to as the "Purchaser Balance Sheet Date."

    5.9 NO UNDISCLOSED LIABILITIES. Purchaser and its Subsidiaries have no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) (a) that would be required by GAAP to be reflected in, reserved against or otherwise described in the consolidated balance sheet of Purchaser and its Subsidiaries (including the notes thereto) or (b) which could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, except (i) as set forth on the Purchaser Balance Sheet or in the notes thereto and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the Purchaser Balance Sheet Date.

    5.10 PERIODIC SEC FILINGS. Purchaser has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since January 1, 1993, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, each as in effect on the dates such forms, reports and documents were filed. Purchaser has heretofore delivered or made available to Seller true and complete copies of all reports (including Current Reports on Form 8-K) and proxy statements filed by Purchaser with, and all registration statements of Purchaser declared effective by, the SEC since January 1, 1993 (such public filings with the SEC, as the same have been amended, are hereinafter referred to as the "SEC Documents"). None of such forms, reports or documents, including, without limitation, any financial statements or schedules included or incorporated by reference therein or any SEC Documents, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Purchaser included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and fairly present, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of Purchaser and its Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). Since December 31, 1995, there has not been any change, or any application or request for any change, by Purchaser or any of its Subsidiaries in accounting principles, methods or policies for financial accounting or tax purposes (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments).

    5.11 ABSENCE OF CERTAIN DEVELOPMENTS. Except as expressly contemplated by this Agreement or as set forth in Section 5.11 of the Purchaser Disclosure Letter, since the Purchaser Balance Sheet Date:

    (a) there has not been any Material Adverse Change nor has there occurred any event which is reasonably likely to result in a Material Adverse Change with respect to Purchaser and its Subsidiaries, taken as a whole;

    (b) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of Purchaser or any of its Subsidiaries having a replacement cost of more than $20,000 for any single loss or $20,000 for all such losses;

    (c) there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of Purchaser or any repurchase, redemption or other acquisition by Purchaser or any of its Subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interest in, Purchaser or any of its Subsidiaries, except for dividends to Purchaser by any of its wholly owned Subsidiaries;

    (d) neither Purchaser nor any of its Subsidiaries has issued any equity securities or any securities convertible into or exchangeable for equity securities of Purchaser or any of its Subsidiaries;

    (e) neither Purchaser nor any of its Subsidiaries has awarded or paid any bonuses to employees of Purchaser or any of its Subsidiaries with respect to the fiscal year ended December 31, 1995, except to the extent accrued on the Purchaser Balance Sheet, or entered into any employment, deferred compensation, severance or similar agreement (or amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of its directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of Purchaser and its Subsidiaries, taken as a whole);

    (f) there has not been any change by Purchaser or any of its Subsidiaries in accounting or Tax reporting principles, methods or policies except as may be required by a change in national accounting standards;

    (g) neither Purchaser nor any of its Subsidiaries has entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice;

    (h) neither Purchaser nor any of its Subsidiaries has failed to promptly pay and discharge current liabilities except where disputed in good faith by appropriate proceedings;

    (i) neither Purchaser nor any of its Subsidiaries has made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to the Purchaser or any Affiliate or holder of 15% or more of the issued and outstanding capital stock of Purchaser;

    (j) neither Purchaser nor any of its Subsidiaries has mortgaged, pledged or subjected to any Lien any assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of Purchaser or its Subsidiaries, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

    (k) neither Purchaser nor any of its Subsidiaries has discharged or satisfied any Lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to Purchaser and its Subsidiaries, taken as a whole;

    (l) neither Purchaser nor any of its Subsidiaries has canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any Contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to Purchaser and its Subsidiaries, taken as a whole;

    (m) neither Purchaser nor any of its Subsidiaries has instituted or settled any material Legal Proceeding;

    (n) neither Purchaser nor any of its Subsidiaries has suffered any Extraordinary Loss or Extraordinary Losses;

    (o) neither Purchaser nor any of its Subsidiaries has transferred or granted any material rights under any concessions, leases, licenses, agreements, patents, inventions, trademarks, trade names, servicemarks, brandmarks, brand names, copyrights or the like, or with respect to any know-how;

    (p) neither Purchaser nor any of its Subsidiaries has (A) received any notice or citation for any violation of, nor, to the best knowledge of Purchaser, has any complaint been filed with the FCC alleging a violation of, any rule, regulation or policy of the FCC by the Purchaser or any of its Subsidiaries or the FCC licensee with respect to any System (as defined in
Section 5.27), or (B) allowed any license issued by the FCC to Purchaser or any of its Subsidiaries or any FCC licensee with respect to any System (individually, a "Purchaser FCC License" and, collectively, the "Purchaser FCC Licenses") to lapse or be impaired in any manner, or operated any of its businesses in any manner not in compliance with its FCC authorization and all applicable FCC rules, regulations and policies; and

    (q) neither Purchaser nor any of its Subsidiaries has agreed to do anything set forth in this Section 5.11.

    5.12  TAXES.

    (a)  Except as set forth in Section 5.12 of the Purchaser Disclosure Letter,
(A) all material Tax Returns required to be filed by or on behalf of Purchaser and each of its Subsidiaries, or the Affiliated Group(s) of which any of them is or was a member have been duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns were true, complete and correct in all material respects; (B) all Taxes payable by or on behalf of Purchaser and its Subsidiaries, either directly as part of an Affiliated Group Tax Return or otherwise, have been fully and timely paid, except to the extent adequately reserved therefor in accordance with GAAP on the Purchaser Balance Sheet, and adequate reserves or accruals for Taxes have been provided in the Purchaser Balance Sheet with respect to any period through the date thereof for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing; and (C) no agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitation) has been executed or filed with any taxing authority by or on behalf of Purchaser or any of its Subsidiaries, or any Affiliated Group(s) of which any of them is or was a member.

    (b) Purchaser and each of its Subsidiaries has complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

    (c) Seller has received complete copies of (A) all material income or franchise Tax Returns of Purchaser and each of its Subsidiaries relating to the taxable periods since January 1, 1994 and (B) any audit report issued within the last three years relating to any material Taxes due from or with respect to Purchaser and each of its Subsidiaries with respect to its income, assets or operations.

    (d) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, no claim has been made by a taxing authority in a jurisdiction where Purchaser or any of its Subsidiaries does not file an income or franchise Tax Return such that Purchaser or such Subsidiary is or may be subject to taxation by that jurisdiction.

    (e) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, all deficiencies asserted or assessments made as a result of any examinations by any taxing authority of the Tax Returns of or covering or including Purchaser and/or its Subsidiaries have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor has Purchaser received any written notice from any taxing authority that it intends to conduct such an audit or investigation. No requests for a ruling or a determination letter are pending with any taxing authority. No issue has been raised in writing by any taxing authority in any current or prior examination which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency against Purchaser or any Subsidiary for any subsequent taxable period that could be material.

    (f) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, neither Purchaser, any Subsidiary nor any other Person on behalf of Purchaser or any Subsidiary has (A) filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by Purchaser or any Subsidiary, (B) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Purchaser or any Subsidiary or has any knowledge that the Internal Revenue Service has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of Purchaser or any Subsidiary, or (C) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law with respect to Purchaser or any of its Subsidiaries.

    (g) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, no property owned by Purchaser or any Subsidiary is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) constitutes "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code or (iii) is "tax-exempt bond financed property" within the meaning of
Section 168(g) of the Code.

    (h) Neither Purchaser (except with one or more Subsidiaries) nor any Subsidiary (except with Purchaser) is a party to any tax sharing or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing.

    (i) There is no contract, agreement, plan or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Purchaser, the Affiliates or their respective affiliates by reason of Section 280G of the Code, or would constitute compensation in excess of the limitation set forth in Section 162(m) of the Code.

    (j) There are no liens as a result of any unpaid Taxes upon any of the assets of Purchaser or any Subsidiary thereof.

    (k) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, Purchaser has no elections in effect for federal income tax purposes under Sections 108, 168, 338, 441, 463, 472, 1017, 1033 or 4977 of the Code.

    (l) Except as set forth in Section 5.12 of the Purchaser Disclosure Letter, none of the members of Purchaser's Affiliated Group has any net operating loss carryovers.

    5.13  REAL PROPERTY.

    (a) Section 5.13(a) of the Purchaser Disclosure Letter describes (i) all real property and all interests therein owned of record or beneficially by
Purchaser   (other   than   site  leases   for   use  with   FCC   Licenses)  or
any of its Subsidiaries (the "Purchaser Real Properties"), (ii) all leases of real property to which Purchaser or any of its Subsidiaries is a party or by which Purchaser or any of its Subsidiaries is bound (other than site leases for use with FCC Licenses) and (iii) the purposes for which such properties are used. True, correct and complete copies of all documents referred to in Section 5.13(a) of the Purchaser Disclosure Letter have been delivered or made available to Seller.

    (b)  Except  as set  forth in  Section 5.13(b)  of the  Purchaser Disclosure
Letter:

        (i) Purchaser or one of its Subsidiaries has (A) good and valid title to the Purchaser Real Properties, free and clear of all Liens except for imperfections of title, if any, that do not materially detract from the value of the property subject thereto, or materially interfere with the manner in which such property is currently being used or is proposed to be used by Purchaser or any of its Subsidiaries or materially impair the operations of Purchaser or any of its Subsidiaries and which do not secure obligations for borrowed money or the deferred portion of the purchase price of acquired property (collectively, "Purchaser Permitted Encumbrances"), and
    (B) all material easements and rights, including but not limited to easements for power lines, water lines, sewers, roadways and other means of ingress and egress, necessary to conduct the business conducted on the Purchaser Real Properties; and none of the Liens set forth in Section 5.13(b) of the Purchaser Disclosure Letter has had or could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole;

        (ii) Neither the whole nor any portion of any of the Purchaser Real Properties is subject to any pending condemnation or similar proceeding by any governmental authority, and Purchaser does not know that any such condemnation or taking is threatened or contemplated;

       (iii) Neither Purchaser nor any of its Subsidiaries is, or as of the Closing Date will be, in violation of any applicable Law or Order relating to the Purchaser Real Properties, except (A) for Environmental Laws (which are addressed in Section 5.21), (B) for compliance with the rules and regulations of the FCC (which are addressed in Section 5.27) and (C) where the failure to be in compliance with such Law or Order could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, and no notice from any Governmental Body has been served upon Purchaser or any of its Subsidiaries or Affiliates claiming any material violation thereof or calling attention to the need for any material work, repairs, construction, alterations, installations on or in connection with said owned or leased real properties used by Purchaser or its Subsidiaries;

        (iv) Purchaser or one of its Subsidiaries has obtained all permits, licenses or certificates of occupancy pertaining to the ownership or operation of any of the owned or leased real properties of Purchaser or any of its Subsidiaries (including, without limitation, the Purchaser Real Properties) that are required to be obtained from any Governmental Body by Purchaser or any of its Subsidiaries, except where the failure to obtain such permits, licenses or certificates of occupancy could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries taken as a whole;

        (v) Each of the leases of real property referred to in Section 5.13(a) above is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception, and there is not under any such lease any existing breach, default, event of default or event which, with notice and/or lapse of time, would constitute a breach, default or event of default (A) by Purchaser or any of its Subsidiaries or (B) to the knowledge of Purchaser, by any other party to any such lease, except where such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole;

        (vi) No previous or current party to any such lease has given notice of or made a claim with respect to any breach or default, the consequences of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole;

       (vii) None of the rights of Purchaser or any of its Subsidiaries under any of such leases will be subject to termination or modification as the result of the consummation of the transactions contemplated by this Agreement; and

      (viii) No consent or approval of any third party is required under any lease referred to in Section 5.13(a) to the consummation of the transactions contemplated hereby.

    5.14  TANGIBLE PERSONAL PROPERTY.

    (a) Section 5.14(a) of the Purchaser Disclosure Letter sets forth all leases of personal property, other than leases for motor vehicles, involving annual payments in excess of $20,000 to which Purchaser or any of its Subsidiaries is a party or by which Purchaser or any of its Subsidiaries is bound. True, correct and complete copies of all documents referred to in Section 5.14(a) of the Purchaser Disclosure Letter have been delivered or made available to Seller.

    (b)  Except  as set  forth in  Section 5.14(b)  of the  Purchaser Disclosure
Letter:

        (i) Each of the leases of personal property referred to in Section 5.14(a) is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception, and there is not, under any such lease, any existing breach, default, or event of default or event which, with notice and/or lapse of time, would constitute a breach, default or event of default
    (A) by Purchaser or any of its Subsidiaries or, (B) to the knowledge of Purchaser, by any other party to any such lease, except where such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole;

        (ii) No previous or current party to any such lease has given notice of or made a claim with respect to any breach or default thereunder, the consequences of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole;

       (iii) None of the rights of any of Purchaser or any of its Subsidiaries under any of such leases will be subject to termination or modification as the result of the consummation of the transactions contemplated by this Agreement;

        (iv) No consent or approval of any third party is required under any lease referred to in Section 5.14(a) to the consummation of the transactions contemplated hereby;

        (v) Purchaser or one of its Subsidiaries has good title to all material items of tangible personal property reflected on the Purchaser Balance Sheet (except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practices), free and clear of Liens; and

        (vi) All of the items of tangible personal property not owned by Purchaser or one of its Subsidiaries but used in the business of Purchaser and which, individually or in the aggregate, are material to the conduct of such business, are in such condition that upon the return of such properties to their owners in the current condition of such properties, normal wear and tear excepted, at the end of the relevant lease terms or as otherwise contemplated by the applicable agreements with owners thereof, the obligations of Purchaser or its Subsidiaries (as applicable) to such owners will be discharged in all material respects.

    5.15 INTANGIBLE PROPERTY. Section 5.15 of the Purchaser Disclosure Letter sets forth a list of each letters patent, material trademark, material trade name, registered copyright, material service mark, and any other similar, registered property or trade right owned by Purchaser or any of its Subsidiaries, or used by Purchaser or any of its Subsidiaries in its business (collectively, together with all know-how, processes, formulae, trade secrets, inventions, designs, industrial models, computer programs and other technical data or drawings, the "Purchaser Intellectual Property"), and sets forth all applications and licenses for any of the foregoing, and all licenses or similar agreements or arrangements relating to the operation of the business of Purchaser or any of its Subsidiaries or to which Purchaser and its Subsidiaries is a party or subject (property of the foregoing type being hereinafter collectively referred to as the "Purchaser IP Licenses"), including all licenses or similar agreements or arrangements by which Purchaser or its Subsidiaries are authorized to use intellectual property of a third party or have granted a third party rights to use intellectual property related to the business of Purchaser or any of its Subsidiaries. Except as indicated in Section 5.15 of the Purchaser Disclosure
Letter:

    (a) Purchaser or one of its Subsidiaries owns all title and interest in, and, to the knowledge of Purchaser, right and authority to use, in connection with the conduct of the business of Purchaser and its Subsidiaries as such business is presently conducted, all of the Purchaser Intellectual Property and Purchaser IP Licenses listed in Section 5.15 of the Purchaser Disclosure Letter free and clear of all Liens. The Purchaser Intellectual Property and Purchaser IP Licenses, to the knowledge of Purchaser, constitute all of the intellectual property that Purchaser needs to conduct its (and its Subsidiaries) business as currently conducted. The operation of the business of Purchaser and its Subsidiaries does not, to the knowledge of Purchaser, infringe upon, misappropriate or violate any patent, trade name, trademark, service mark, trade secret, brand mark and brand name and other property or trade right of any other person, firm or corporation, and none of Purchaser or any of its Subsidiaries has received any notice or has knowledge pertaining to any actual or threatened, infringement, misappropriation or violation of the items of intellectual property listed in the preceding sentence;

    (b) There are no asserted or, to the knowledge of Purchaser, threatened governmental, judicial or adversarial proceedings, hearings, arbitrations, disputes or claims with respect to any of the Purchaser Intellectual Property or Purchaser IP Licenses listed in Section 5.15 of the Purchaser Disclosure Letter;

    (c) To the knowledge of Purchaser, no third party is infringing or engaging in an unauthorized use of the Purchaser Intellectual Property or Purchaser IP Licenses; and

    (d) To the knowledge of Purchaser, neither Purchaser nor any of its Subsidiaries or Affiliates has made any disclosure to a third party that would materially impair the value of any confidential Purchaser Intellectual Property or confidential Purchaser IP Licenses, and Purchaser and its Affiliates have treated such confidential information in a manner reasonably designed to preserve its confidentiality.

    5.16  MATERIAL CONTRACTS.

    (a) Section 5.16 of the Purchaser Disclosure Letter sets forth (i) each oral or written agreement, arrangement or commitment of any nature to which Purchaser or any of its Subsidiaries is a party or by which it is bound involving (A) a commitment of more than $75,000, or (B) the purchase or sale of any assets of Purchaser or its Subsidiaries having a book value of more than $75,000 and (ii) all (A) loan or credit agreements, indentures, guaranties, promissory notes, pledge agreements, mortgages, security agreements or other instruments in respect of borrowed funds, (B) distributorship, agency, representation, dealer or similar agreements, (C) covenants not to compete or any other agreements or understandings which would restrict the operation of Purchaser's or any of its Subsidiaries' businesses in any geographical area or to any person or class of persons, or which in any way affects the price or other terms at which such businesses or Purchaser or any of its Subsidiaries or any agent or representative of such businesses or Purchaser or any of its Subsidiaries may sell products or services, (D) contracts or commitments for capital expenditures and (E) partnership or joint venture agreements. Agreements, arrangements and commitments of the types described in subsections (i) and (ii) above, other than System management and option agreements, are hereinafter collectively referred to as the "Purchaser Material Agreements."

    (b) Each Purchaser Material Agreement is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception. Except as set forth in
Section 5.16 of the Purchaser Disclosure Letter, (i) neither Purchaser nor any of its Subsidiaries nor, to the knowledge of Purchaser, any other party thereto, is in breach of or in default under any Purchaser Material Agreement, (ii) to the knowledge of Purchaser, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a default under, or result in a breach of, any Purchaser Material Agreement, (iii) no previous or current party to any Purchaser Material Agreement has given notice of or made a claim, or, to the knowledge of Purchaser, threatened to make a claim, with respect to any breach or default thereunder, the consequences of which, in the case of clauses (i), (ii) and (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole, (iv) none of the rights of Purchaser or any of its Subsidiaries under any of the Purchaser Material Agreements will be subject to termination or modification as a result of the consummation of the transactions contemplated by this Agreement, and (v) no consent or approval of any third party is required under any Purchaser Material Agreement to the consummation of the transactions contemplated hereby.

    (c) Simultaneously with the execution of this Agreement, Purchaser has delivered to Seller a true, complete and correct copy of the Midland Agreement (including all exhibits and schedules thereto) as in effect on the date hereof. The Midland Agreement is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception. Each of the representations and warranties of Purchaser contained in the Midland Agreement, and to Purchaser's knowledge, each of the representations and warranties of Midland US contained therein, is true and correct in all material respects and will be true and correct in all material respects as of the Closing Date. (i) Neither Purchaser nor, to the knowledge of Purchaser, Midland US, is in material breach of or in material default under the Midland Agreement, (ii) to the knowledge of Purchaser, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a material default under, or result in a material breach of, the Midland Agreement, (iii) no party to the Midland Agreement has given notice of or made a claim with respect to any material breach or material default thereunder, (iv) except as set forth in the Midland Agreement, none of the rights of Purchaser under the Midland Agreement will be subject to termination or modification as a result of the consummation of the transactions contemplated by this Agreement, and (v) except as set forth therein, no consent or approval of any third party is required under the Midland Agreement to the consummation of the transactions contemplated thereby or hereby.

    5.17  EMPLOYEE BENEFITS.

    (a) Section 5.17(a) of the Purchaser Disclosure Letter sets forth a complete and correct list of (i) all "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other pension plans, employee benefit plans, programs or arrangements, payroll practices (including, without limitation, severance pay, vacation pay, company awards, consulting or other compensation arrangements, salary continuation for disability, sick leave, retirement, deferred compensation, bonus or other incentive compensation, stock purchase, hospitalization, medical insurance, life insurance and scholarship programs) maintained by Purchaser or its Subsidiaries or to which Purchaser or any of its Subsidiaries contributes or is obligated to contribute thereunder with respect to employees of Purchaser or any of its Subsidiaries (the "Purchaser Employee Benefit Plans") and (ii) all "employee pension plans," as defined in Section 3(2) of ERISA, maintained by Purchaser or its Subsidiaries or any trade or business (whether or not incorporated) which are under control, or which are treated as a single employer with Purchaser and any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate") or to which Purchaser, any of its Subsidiaries or any ERISA Affiliate contributed or is obligated to contribute thereunder (the "Purchaser Pension Plans"). Section 5.17(a) of the Purchaser Disclosure Letter clearly identifies, in separate categories, the Purchaser Employee Benefit Plans or the Purchaser Pension Plans that are (i) subject to Section 4063 and 4064 of ERISA ("Multiple Employer Plans"), (ii) multiemployer plans (as defined in
Section 4001(a)(3) of ERISA) ("Multiemployer Plans") or (iii) "group health plans," within the meaning of Section 5000(b)(1) of the Code providing continuing benefits after the termination of employment (other than as required by Section 4980B of the Code or Part 6 of Subtitle B of Title I of ERISA and at the former employee's or his beneficiary's sole expense).

    (b) None of Purchaser, any Subsidiary or any ERISA Affiliate has withdrawn in a complete or partial withdrawal from any Multiemployer Plan prior to the Closing Date, nor has any of them incurred any liability due to the termination or reorganization of a Multiemployer Plan; and Seller shall not have (i) any obligation to make any contribution to any Multiemployer Plan or (ii) any withdrawal liability from any such Multiemployer Plan under Section 4201 of ERISA which it would not have had it not received the Purchaser Shares from Purchaser at the Closing in accordance with the terms of this Agreement.

    (c) Each of the Purchaser Employee Benefit Plans and Purchaser Pension Plans intended to qualify under Section 401 of the Code ("Qualified Plans") so qualify and the trusts maintained thereto are exempt from federal income taxation under
Section 501 of the Code, and, except as disclosed in Section 5.17(b) of the Purchaser Disclosure Letter, nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code.

    (d) All contributions, including all employer contributions and employee salary reduction contributions and premiums required by Law or by the terms of any Purchaser Employee Benefit Plan or Purchaser Pension Plan as of the Closing Date, have been timely made (without regard to any waivers granted with respect thereto) to any funds or trusts established thereunder or in connection therewith, and no accumulated funding deficiencies exist in any of the Purchaser Employee Benefit Plans or Purchaser Pension Plans subject to Section 412 of the Code.

    (e) The benefit liabilities, as defined in Section 4001(a)(16) of ERISA, of each of the Purchaser Employee Benefit Plans and Purchaser Pension Plans subject to Title IV of ERISA using the actuarial assumptions that would be used by the Pension Benefit Guaranty Corporation (the "PBGC") in the event it terminated each such plan do not exceed the fair market value of the assets of each such plan. The liabilities of each Purchaser Employee Benefit Plan or Purchaser Pension Plan that has been terminated or otherwise wound up, have been fully discharged in full compliance with applicable Law.

    (f) There has been no "reportable event" as that term is defined in Section 4043 of ERISA and the regulations thereunder with respect to any of the Purchaser Employee Benefit Plans or Purchaser Pension Plans subject to Title IV of ERISA which would require the giving of notice or any event requiring notice to be provided under Section 4041(c)(3)(C) or 4063(a) of ERISA.

    (g) There has been no violation of ERISA with respect to the filing of applicable returns, reports, documents and notices regarding any of the Purchaser Employee Benefit Plans or Purchaser Pension Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of such notices or documents to the participants or beneficiaries of the Purchaser Employee Benefit Plans or Purchaser Pension Plans.

    (h) True, correct and complete copies of the following documents, with respect to each of the Purchaser Employee Benefit Plans and Purchaser Pension Plans (as applicable), have been delivered to the Seller: (i) any plans and related trust documents, and all amendments thereto, (ii) the most recent Form 5500s for the past three years and schedules thereto, (iii) the most recent financial statements and actuarial valuations for the past three years, (iv) the most recent Internal Revenue Service determination letter, (v) the most recent summary plan descriptions (including letters or other documents updating such descriptions), (vi) written descriptions of all non-written agreements relating to the Purchaser Employee Benefit Plans and Purchaser Pension Plans and (vii) all written communications to employees relating to the Purchaser Employee Benefit Plans or Purchaser Pension Plans.

    (i) There are no pending Legal Proceedings which have been asserted or instituted against any of the Purchaser Employee Benefit Plans or Purchaser Pension Plans, the assets of any such plans of Purchaser, or the plan administrator or any fiduciary of the Purchaser Employee Benefit Plans or Purchaser Pension Plans with respect to the operation of such plans (other than routine, uncontested benefit claims), and there are no facts or circumstances which could form the basis for any such Legal Proceeding.

    (j) Each of the Purchaser Employee Benefit Plans and Purchaser Pension Plans has been maintained, in all material respects, in accordance with its terms and all provisions of applicable Law. All amendments and actions required to bring each of the Purchaser Employee Benefit Plans and Purchaser Pension Plans into conformity in all material respects with all of the applicable provisions of ERISA and other applicable Laws have been made or taken except to the extent that such amendments or actions are not required by Law to be made or taken until a date after the Closing Date and are disclosed in Section 5.17(j) of the Purchaser Disclosure Letter.

    (k) Purchaser, any of its Subsidiaries and any ERISA Affiliate which maintains a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, Part 6 of Subtitle B of Title I of ERISA and the applicable regulations thereunder.

    (l) None of the Purchaser, any of its Subsidiaries, any ERISA Affiliate or any organization to which any is a successor or parent corporation, has divested any business or entity maintaining or sponsoring a defined benefit pension plan having an "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) or transferred any such plan to any person other than the Purchaser or any ERISA Affiliate during the six-year period ending on the Closing Date.

    (m) Neither Purchaser, any of its Subsidiaries nor any "party in interest" or "disqualified person" with respect to the Purchaser Employee Benefit Plans or Purchaser Pension Plans has engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plan and Pension Plan.

    (n) None of Purchaser, its Subsidiaries, or any ERISA Affiliate has terminated any Purchaser Employee Benefit Plan or Purchaser Pension Plan subject to Title IV of ERISA, or incurred any outstanding liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA. All premiums due to the PBGC with respect to the Purchaser Employee Benefit Plans and Purchaser Pension Plans have been paid.

    (o) Except as disclosed on Schedule 5.17(o) of the Purchaser Disclosure Letter, none of Purchaser or any of its Subsidiaries maintains retiree life or retiree health insurance plans which are "welfare benefit plans" within the meaning of Section 3(1) of ERISA.

    (p) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any current, former or retired employee of Purchaser or any of its Subsidiaries; (ii) increase any benefits otherwise payable under any Purchaser Employee Benefit Plan or Purchaser Pension Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

    (q) No stock or other security issued by Purchaser or any of its Subsidiaries forms or has formed a material part of the assets of any Purchaser Employee Benefit Plan or Purchaser Pension Plan.

    5.18  LABOR.

    (a) Except as set forth in Section 5.18 of the Purchaser Disclosure Letter, no employees of Purchaser or any of its Subsidiaries are represented by any labor organization, and no labor organization or group of employees of Purchaser or any of its Subsidiaries has made a demand for recognition, has filed a petition seeking a representation proceeding or given Purchaser or any of its Subsidiaries written notice of any intention to be represented by a collective bargaining representative. No collective bargaining agreement is currently being negotiated with respect to any employees of Purchaser or any of its Subsidiaries.

    (b) Except to the extent set forth in Section 5.18 of the Purchaser Disclosure Letter, (i) to the knowledge of each of Purchaser and its Subsidiaries, Purchaser and each of its Subsidiaries is in material compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and with each collective bargaining agreement applicable to it, and is not engaged in any unfair labor practice; (ii) to the knowledge of Purchaser, there is no unfair labor practice charge, complaint or similar claim against Purchaser or any of its Subsidiaries pending or threatened before the National Labor Relations Board or any similar foreign Governmental Body; (iii) there is no labor strike, work slowdown or stoppage or other significant labor dispute or disturbance pending or, to the knowledge of Purchaser, threatened against or affecting Purchaser and its Subsidiaries; (iv) to the knowledge of Purchaser, there is no representation claim or petition pending before the National Labor Relations Board or any similar foreign Governmental Body, and no question concerning representation exists with respect to the respective employees of Purchaser or any of its Subsidiaries; (v) no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending, and no claim therefor exists, which in any case could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole; and (vi) neither Purchaser nor any of its Subsidiaries has experienced any work stoppage or other significant labor difficulty during the past three years.

    (c) Section 5.18 of the Purchaser Disclosure Letter sets forth each agreement and supplemental agreement currently in effect between Purchaser or any of its Subsidiaries and each collective bargaining representative representing a group of employees employed by Purchaser or any of its Subsidiaries, and Seller has been furnished with a true and complete copy of each such agreement and supplemental agreement.

    (d) Section 5.18 of the Purchaser Disclosure Letter sets forth the names of all present salaried employees of Purchaser or its Subsidiaries and their current annual salaries or other compensation.

    5.19  LITIGATION.

    (a) Except as disclosed in Section 5.19 of the Purchaser Disclosure  Letter,
(i) there are no Legal Proceedings (including, but not limited to, any proceedings which seek the revocation, non-renewal or the adverse modification of any license) asserted or, to the knowledge of Purchaser, threatened, or any governmental investigation asserted or threatened, against or affecting Purchaser or any of its Subsidiaries, at law or in equity, before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency, court or other instrumentality, or by any private person, firm, corporation or other entity (such representation being limited, in the case of any such matter in which the sole remedy sought or threatened to be sought, as the case may be, is the payment of money, to matters in which the sum sought or threatened to be sought is unspecified or in excess of $15,000), (ii) to the knowledge of Purchaser, there is no basis for any such Legal Proceeding which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole and
(iii) there are no existing or, to the knowledge of Purchaser, threatened orders, judgments or decrees of any court or governmental agency affecting Purchaser or any of its Subsidiaries or any of their respective properties or assets.

    (b) Except as set forth in Section 5.19 of the Purchaser Disclosure Letter, as of the date hereof, there are no Legal Proceedings pending or, to the knowledge of Purchaser, threatened against, or any governmental investigation asserted or, to the knowledge of Purchaser, threatened against, Purchaser or any of its Subsidiaries which would give any third party the right to enjoin or rescind the transactions contemplated by this Agreement or otherwise prevent any of the parties hereto from complying with the terms and provisions of this Agreement.

    5.20 COMPLIANCE WITH LAWS. To the knowledge of Purchaser, Purchaser and each of its Subsidiaries is in compliance with all Laws applicable to it or to the conduct of its business or operations or the use of its properties (including any leased properties) and assets, except for (a) Environmental Laws (which are addressed in Section 5.21), (b) as may be disclosed in Section 5.27 (including, to the extent set forth therein, in the Recent SEC Documents) or in
Section 5.27 of the Purchaser Disclosure Letter, and (c) such instances of non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole. Neither Purchaser nor any of its Subsidiaries has received any written notice alleging any non-compliance with applicable Laws, except as set forth in Section 5.20 of the Purchaser Disclosure Letter.

    5.21  ENVIRONMENTAL MATTERS.

    (a) For purposes of this Section 5.21, "Real Property" means all real property presently owned or operated by Purchaser or any of its Subsidiaries on which facilities are located and all real property (including property held as trustee or in any other fiduciary capacity) over which Purchaser or any of its Subsidiaries currently exercises ownership, dominion, management or control. To the extent that Real Property includes site leases (the "Site Leases"), any representation or warranty set forth in this Section 5.21 shall, with respect to such Site Leases, be deemed to be given to the knowledge of Purchaser, without any independent investigation. "Divested Real Property" means any real property formerly owned or operated by Purchaser or its Subsidiaries which, if it were still so owned or operated, would constitute Real Property.

    (b) Except as set forth in Section 5.21 of the Purchaser Disclosure Letter or as would not individually or in the aggregate have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole,

        (i) The operations of Purchaser and each of its Subsidiaries are and have been in compliance with all applicable Environmental Laws,

        (ii) to the knowledge of Purchaser, the Real Property does not (and any Divested Real Property at the time of its disposition did not) contain any Hazardous Substance in violation of any applicable Environmental Law,

       (iii) neither Purchaser nor any of its Subsidiaries has any knowledge that, or has received any written notices, demand letters or written requests for information from any Governmental Body or any third party indicating that, it may be in violation of, or liable under, any Environmental Law,

        (iv) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its Subsidiaries with respect to the business or operations of Purchaser or any of its Subsidiaries or the Real Property (or any Divested Real Property) relating to any violation or alleged violation, of any Environmental Law,

        (v) no reports have been filed, or are required to be filed, by Purchaser or any of its Subsidiaries concerning the release of any Hazardous Substance or the threatened or actual violation of any Environmental Law on or at the Real Property (or any Divested Real Property),

        (vi) to the knowledge of Purchaser, there are no underground storage tanks on, in or under any of the Real Property, and there were no underground storage tanks on, in or under any Divested Real Property at the time of its disposition; and no underground storage tanks have been closed or removed from any Real Property or Divested Real Property while such Real Property or Divested Real Property was owned or operated by Purchaser or any of its Subsidiaries, and

       (vii) neither Purchaser nor any of its Subsidiaries has incurred, and none of the Real Property is presently subject to, any liabilities fixed (or, to the knowledge of Purchaser, contingent) relating to any suit, settlement, court order, administrative order, judgment or claim asserted or arising under any Environmental Law.

    (c) There are no permits or licenses required under any Environmental Law in respect of the Real Property, except for such permits or licenses the absence of which could not reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole.

    (d) Neither Purchaser nor any of its Subsidiaries has received written notice or otherwise has knowledge that any part of the Real Property or any Divested Real Property has been or is listed as a site containing Hazardous Substances pursuant to any Environmental Law.

    5.22 INSURANCE. Purchaser has made available to Seller true, complete and correct copies of all policies of insurance of any kind or nature covering Purchaser or any of its Subsidiaries or any of their respective employees, properties or assets, including, without limitation, policies of life, disability, fire, theft, workers compensation, employee fidelity, product liability and other casualty and liability insurance. All such policies are in full force and effect and have not been reduced or cancelled; no change in any such insurance policy has been notified to Purchaser; and, to the Purchaser's knowledge, neither Purchaser nor any of its Subsidiaries is in default of any provision thereof, except for such defaults as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole.

    5.23 RELATED PARTY TRANSACTIONS. Except as set forth in Section 5.23 of the Purchaser Disclosure Letter, no Affiliate of Purchaser (other than its Subsidiaries) has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to Purchaser or any of its Subsidiaries, and neither Purchaser nor any of its Subsidiaries has borrowed any moneys from or has any indebtedness or other similar obligations to any Affiliates of Purchaser (other than its Subsidiaries) or any holder of more than 15% of Purchaser's issued and outstanding shares of capital stock. Except as set forth in Section
5.23 of the Purchaser Disclosure Letter, no Affiliate (other than Subsidiaries) or, to the knowledge of Purchaser, holder of more than 15% of the issued and
outstanding   common   stock   of   Purchaser   nor,   to   the   knowledge   of

Purchaser, any officer or employee of Purchaser or its Affiliates (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is (A) a competitor, supplier, customer, landlord, tenant, creditor or debtor of Purchaser or any of its Subsidiaries, (B) engaged in a business related to the business of Purchaser or any of its Subsidiaries, or (C) a participant in any transaction to which Purchaser or any of its Subsidiaries is a party or except where any officer or employee of Purchaser or its Affiliates owns less than 5% of the issued and outstanding capital stock of such Person and such Person's equity securities are traded or quoted on a recognized stock exchange or quotations system, (ii) is a party to any Contract with Purchaser or any of its Subsidiaries.

    5.24 FINANCIAL ADVISORS. Except as set forth in Section 5.24 of the Purchaser Disclosure Letter, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Purchaser in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof. Purchaser and its Affiliates have entered into no agreement or arrangement which would require Seller or any of its Affiliates to pay any such fee or commission.

    5.25 CLAIMS TO PROPERTY. Except as otherwise disclosed in this Agreement or the Purchaser Disclosure Letter, no Affiliates of Purchaser (other than its Subsidiaries) have any claim to any property, asset or right owned by Purchaser or any of its Subsidiaries or used by Purchaser or any of its Subsidiaries in the conduct of its business.

    5.26 LICENSES; PERMITS; AUTHORIZATIONS. Purchaser and its Subsidiaries have all material approvals, authorizations, consents, licenses (excluding FCC licenses), orders and permits (except for sales and use tax permits, franchise tax registrations and zoning ordinances, variances and permits) of all Governmental Bodies, required by the nature of the operations of Purchaser or any of its Subsidiaries to permit the operation thereof in the manner in which they are currently conducted (collectively, the "Purchaser Licenses"). Purchaser or one of its Subsidiaries is the authorized legal holder of the Purchaser Licenses issued to and used by it, none of which is subject to any restriction or condition which would limit in any material respect the full operation of Purchaser or any of its Subsidiaries as now or proposed to be operated.

    5.27  FCC MATTERS.

    (a) Section 5.27(a) of the Purchaser Disclosure Letter sets forth a true and complete list of the following information for each 220 MHz land mobile radio system under management by Purchaser or any of its Subsidiaries or which Purchaser or any of its Subsidiaries holds an option to acquire (individually, a "System," and, collectively, the "Systems"):

        (i) the name of the FCC licensee of the System (and an appropriate notation if any such licensee is an Affiliate or an "associate" (as defined under the Securities Exchange Act of 1934, as amended) of Purchaser), the call sign, the licensed transmitter location (by site coordinates and city) and the transmitter location (by site coordinates and city) on which a system has been constructed that is different from the licensed location, the frequency or frequencies authorized, the date of construction of the frequencies, the number of frequencies constructed and the license renewal date;

        (ii) a list and current copies (or written summaries, including all material terms, in the case of oral agreements) of all contracts (excluding customer contracts), leases and site licenses related to Purchaser's SMR business and the Systems, including, without limitation, all agreements between purchaser and licensee, all site licenses, equipment leases or installment sale contracts, partnership, joint-venture or joint-use agreements, management agreements, dealer agreements, short-space agreements or the like;

       (iii) to Purchaser's knowledge, a list of all agreements between the licensee and any third party relating to the license, including, without limitation, rights of first refusal, options and other such rights or obligations which may affect the rights of Purchaser to manage the license or to exercise any of Purchaser's option or right of first refusal to acquire the license; and

        (iv) a list of all installed equipment with respect to such System for which title is held by Purchaser.

    (b) Except as set forth in Section 5.27(a) of the Purchaser Disclosure Letter, all of the contracts, leases and site licenses relating to the Systems have been entered into by Purchaser on arm's length terms with non-Affiliates. Neither Purchaser nor any of its Subsidiaries nor, to the knowledge of Purchaser, any of the other contracting parties is in default in any material respect, or has acted or failed to act in a manner which, with notice or the passage of time or both, will result in a material default, under any of the contracts, leases, and site licenses, and no penalties have been incurred nor are any material amendments pending with respect to any of such contracts, leases and site licenses.

    (c) Except as set forth in Section 5.27(c) of the Purchaser Disclosure Letter or in the Purchaser's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 or Quarterly Report on Form 10-Q for the period ended March 31, 1996 (collectively, as filed prior to the date hereof, without taking into account any amendments filed after the date hereof, the "Recent SEC Documents"), all of the properties, equipment and systems of the Purchaser or any of its Subsidiaries, and all of the properties, equipment and systems of the Systems and all properties, equipment and systems of Purchaser or any of its Subsidiaries and the Systems to be added in connection with any contemplated system expansion or construction prior to Closing are and will be in compliance with all standards or rules imposed by any Governmental Body, including, without limitation, the FCC and (if applicable) any public utilities commission or other state or local governments or instrumentalities (but excluding Environmental Laws, which are not addressed hereby) or as imposed under any agreements with customers, and are and will be in good repair and working order.

    (d) Except as set forth in Section 5.27(d) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, all franchise, license or other fees and charges which have become due with respect to the FCC licenses for the Systems have been duly and timely paid, and Purchaser or one of its Subsidiaries has made appropriate provision for any such fees and charges which have accrued and remain unpaid. Except as set forth in
Section 5.27(d) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, all licenses, necessary permits, consents and authorizations required to construct and operate the Systems from the FCC and, if applicable, any public utilities commission, have been duly obtained in compliance with all FCC Rules, regulations and policies and are in good standing. Except as set forth in Section 5.27(d) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, the FCC licenses for the Systems are valid and in full force and effect without conditions except for such conditions as are stated on the FCC license or as are generally applicable to holders of 220 MHz non-nationwide FCC licenses in the Private Land Mobile Radio Service. Except as set forth in Section 5.27(d) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, no event has occurred or is continuing which could (i) result in the revocation or termination or adverse modification of any FCC license that is managed by, or under option to, Purchaser or any of its Subsidiaries, or (ii) adversely affect any of the rights of the FCC licensee or Purchaser or any of its Subsidiaries thereunder. Except as set forth in Section 5.27(d) of the Purchaser Disclosure Letter or the Recent SEC Documents, Purchaser has no reason to believe or any knowledge that the FCC licenses will not be renewed in the ordinary course or that a transfer or assignment to Purchaser of the FCC licenses will not be granted in the ordinary course.

    (e) Except as set forth in Section 5.27(e) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, Purchaser's (or its Subsidiary's) management of the Systems complies with the FCC's rules, regulations and policies. Except as set forth in Section 5.27(e) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, there is no investigation, inquiry or other proceeding pending, or, to Purchaser's knowledge, threatened before the FCC or other Governmental Body which relates to the Communications Act or the FCC's rules, regulations or policies and concerns Purchaser or its Subsidiaries, the FCC licensees or the Systems.

    (f) Except as set forth in Section 5.27(f) of the Purchaser Disclosure Letter, no additional FCC, state or local public utilities commission or other authority of like jurisdiction permits, licenses, consents and authorizations will be required to be obtained by Purchaser or any of its Subsidiaries as a result of the Closing of the transactions contemplated hereunder.

    (g) Section 5.27(a) of the Purchaser Disclosure Letter contains a complete list of all Systems that have been constructed (the "Constructed Systems"), and
Section 5.27(g) of the Purchaser Disclosure Letter contains a complete list of all Systems whose license has been the subject of an FCC Form 600 modification application request (the "Modified Systems"). All of the Constructed Systems were constructed and placed in operation in accordance with their license or any Special Temporary Authorities ("STAs") granted by the FCC prior to January 26, 1996. Except as set forth in Section 5.27(g) of the Purchaser Disclosure Letter or in the SEC Documents, to the knowledge of Purchaser, all required construction notifications to the FCC for the Constructed Systems have been properly and timely made. From and after the date hereof, Purchaser shall notify Seller of (i) the completion of construction of any additional Systems (the "Additional Systems"), (ii) the decommissioning of any System that had been constructed and (iii) the termination, cancellation or expiration without renewal of any agreements referred to in Section 5.27(a)(ii) with respect to any System, in each case within five business days of such completion, decommissioning, termination, cancellation or expiration, as applicable, and shall provide all information with respect to any Additional Systems as required by Section 5.27 of this Agreement. The Additional Systems shall be subject to and included within Purchaser's warranties and representations of this Section 5.27.

    (h) Except as set forth in Section 5.27(h) of the Purchaser Disclosure Letter or the Recent SEC Documents, to the knowledge of Purchaser, none of the FCC licenses under management by, or option to, Purchaser or any of its Subsidiaries are subject to third-party agreements that would materially restrict Purchaser's or such Subsidiary's management of said licenses or the exercise of Purchaser's or such Subsidiary's option to acquire the Systems.

    (i) Except as set forth in Section 5.27(i) of the Purchaser Disclosure Letter or the Recent SEC Documents, Purchaser is not aware of any facts which would disqualify Purchaser or any of its Subsidiaries under the Communications Act, or the rules, regulations and practices of the FCC, from transferring control of Purchaser and its Subsidiaries to Seller, as contemplated by this Agreement and neither Purchaser nor any of its Subsidiaries shall take any action which would cause such disqualification or fail to take any action if the failure to take such action would cause such disqualification.

    (j) There are no applications, complaints or proceedings pending or, to the knowledge of Purchaser, threatened before the FCC, relating to the business and operations of Purchaser or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole.

    (k) Except  as set  forth in  Section 5.27(k)  of the  Purchaser  Disclosure
Letter or the Recent SEC Documents, there are no competing applications or proceedings pending or complaints filed of which Purchaser and its Subsidiaries have received notice or, to the best knowledge of Purchaser, threatened, as of the date hereof, before the FCC relating to the business or operations of Purchaser and its Subsidiaries other than applications, proceedings or complaints which generally affect the land mobile radio industry or 220MHz licenses.

    (l) Neither Purchaser nor any of its Subsidiaries is, as of the date hereof, the record or beneficial licensee and owner of any FCC licenses, and Purchaser or its Subsidiaries are entitled to act and is acting, as of the date hereof, as manager, pursuant to valid and subsisting management agreements of each of the FCC licenses identified as Systems in Section 5.27(l) of the Purchaser Disclosure Letter (and, to the knowledge of Purchaser, the persons identified on Section 5.27(l) of the Purchaser Disclosure Letter as the holders of such Systems are the sole record and beneficial licensees and owners of such Systems). Purchaser and its Subsidiaries are, as of the date hereof, in compliance in all material respects with all regulations concerning construction and spacing of the Systems or the facilities associated therewith. None of the Systems is currently subject to or operating under any short-space or any other agreement encumbering any of them or any FCC waiver of otherwise applicable rules or regulations, except as disclosed in Section 5.27(l) of the Purchaser Disclosure Letter.

    (m) Section 5.27(m) of the Purchaser Disclosure Letter sets forth a true and complete list, by customer, of the units in service in Purchaser's 220-222 MHz business (the "Units in Service"). The Units in Service are, to the knowledge of Purchaser, in the possession of the indicated customers, which customers are billed for their use of such Units in Service at the actual customer rates shown in Schedule 5.27(m) of the Purchaser

Disclosure Letter and which customers are required to pay such billed amounts in full (subject to Purchaser's normal prompt payment, volume and similar discounts, all of which have been disclosed in writing to Seller) on or before the relevant due date reflected in the relevant billing.

    5.28  INVESTMENT IN SHARES.

    (a) Purchaser will hold the Shares transferred to it pursuant to this Agreement for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Subject to the terms of Section 6.10, Purchaser does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares transferred to it pursuant to this Agreement.

    (b) Purchaser acknowledges that Seller has disclosed that the Shares to be transferred to Purchaser pursuant to this Agreement have not been registered under the Securities Act, as amended, and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

    (c) Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

    (d) Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the acquisition of the Shares and has had full access to such other information concerning the Seller as Purchaser has requested.

    (e) Purchaser is able to bear the economic risk of its investment in the Shares for an indefinite period of time, recognizing that the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

    5.29  GENERAL PARTNERSHIPS.

    (a) Purchaser has received inquiries from securities regulators in Kansas, North Carolina, North Dakota and South Dakota regarding the syndication of general partnership interests in certain partnerships (the "Partnerships") for the purpose of the acquisition of stations licensed by the FCC to operate in the 220-222 MHz band (the "220 MHz Band"). Purchaser has not received inquiries from any other Governmental Bodies with respect to the Partnerships or any similar partnerships.

    (b) None of Purchaser or its Subsidiaries (including, without limitation, Roamer One, Inc. ("Roamer One")), their respective affiliates or predecessors-in-interest or any of their respective officers and directors or, to the knowledge of Purchaser, Simmonds or any of its affiliates, predecessors-in-interest, officers or directors:

        (i) has had any direct participation or role in developing, preparing or marketing materials for the syndication of the Partnerships or any similar partnerships;

        (ii) has had any involvement in the organization, planning, formation, or promotion of the Partnerships or any similar partnerships, or had or has any direct or indirect ownership Interests in any such partnerships;

       (iii) authorized the use of the "Roamer One" name, trademark or network map in any promotional material associated with the syndication of any partnership interests (including, without limitation, interests in the Partnerships); or

        (iv) has received directly or indirectly any of the proceeds of any syndications of such partnership interests (including, without limitation, interests in the Partnerships) (other than the receipt by Roamer One of payments in return for Roamer One services as may have been made pursuant to an Exclusive Management Agreement and Right of First Refusal entered into between Roamer One and such partnerships or the Supply Agreement between Roamer One and Voice Data Communications, Inc. ("VDC") entered into on May 3, 1994).

    5.30   NO MISREPRESENTATION.   No  representation or  warranty of  Purchaser
contained in this Agreement or in the Purchaser Disclosure Letter or in any certificate or other instrument furnished by Purchaser to Seller pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VI

                                   COVENANTS

    6.1 ACCESS TO INFORMATION. Each of Seller and Purchaser agrees that, prior to the Closing Date, the other party hereto shall be entitled, through its officers, employees and representatives (including, without limitation, its legal and financial advisors and accountants), to make such investigation of the properties, businesses and operations of the Business and Radiocoms or Purchaser and their respective Subsidiaries, as applicable, and such examination of the books, records and financial condition of the Business and Radiocoms or Purchaser (and their respective Subsidiaries), as applicable, as such other party reasonably requests and to make extracts and copies of such books and records. Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances, and each of Seller and Purchaser shall cooperate, and shall cause their respective Subsidiaries to cooperate, fully therein. No investigation by Seller or Purchaser prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the other party thereto contained in this Agreement or any other agreements or certificates in connection with the transactions contemplated by this Agreement or the Midland Agreement. In order that each of Purchaser and Seller may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may reasonably request of the affairs of the Business and Radiocoms or Purchaser (and their respective Subsidiaries), as applicable, Seller and Purchaser shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of Radiocoms or Purchaser, as applicable, to cooperate fully with such representatives in connection with such review and examination.

    6.2 CONDUCT OF PURCHASER'S AND RADIOCOMS'S RESPECTIVE BUSINESSES PENDING THE CLOSING.

    (a) Prior to the Closing Date, except as otherwise expressly contemplated by this Agreement or with the prior unanimous written consent of a committee (the "Committee") composed of Ed Hough, John Simmonds and Nicholas Wilson, which consent will not be unreasonably withheld, Seller shall cause Radiocoms and its Subsidiaries (and, to the extent they are engaged in the Business, any Relevant Affiliates) to, and Purchaser shall, and shall cause its Subsidiaries to:

        (i) conduct its business only in the ordinary course consistent with past practice;

        (ii) use its best efforts to (A) preserve its present business operations, organization (including, without limitation, management and the sales force) and goodwill, (B) preserve its present relationship with Persons having business dealings with it, and (C) take such actions as may be reasonably necessary to maintain in good standing all FCC licenses with respect to any Systems or DTI licenses, permits or authorizations, as applicable;

       (iii) maintain (A) all its assets and properties in their current condition, ordinary wear and tear excepted, and (B) insurance upon all of its properties and assets in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

        (iv) (A) maintain its books, accounts and records in the ordinary course of business consistent with past practices, (B) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts (other than in the ordinary course of business), and (C) comply with all contractual and other obligations applicable to its operations; and

        (v) comply in all material respects with applicable Laws.

    (b) Prior to the Closing Date, except as otherwise expressly contemplated by this Agreement or with the prior unanimous written consent of the Committee (which consent shall not be unreasonably withheld), Seller shall cause Radiocoms and its Subsidiaries and, to the extent that it is engaged in the Business, any Relevant Affiliate not to, and Purchaser shall not, and shall cause its Subsidiaries not to:

        (i) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock or repurchase, redeem or otherwise acquire any outstanding shares of the capital stock or other securities of, or other ownership interests in, itself or any of its Subsidiaries, except for the cancellation of the Existing Shares and the issuance of the Deferred Shares in lieu thereof; PROVIDED, HOWEVER, that any wholly owned Subsidiaries of Radiocoms or Purchaser shall be permitted to declare and pay dividends to Radiocoms or Purchaser, as applicable, to the extent that funds are legally available therefor;

        (ii) transfer, issue, sell or dispose of any shares of its capital stock or other securities of itself or its Subsidiaries or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of itself or any of its Subsidiaries; PROVIDED, HOWEVER, that (A) Purchaser may issue and sell up to 1,000,000 shares of Purchaser Common Stock and may, subject in each instance to the prior unanimous written consent of the Committee, which approval will not be unreasonably withheld, issue up to an aggregate of 1,500,000 shares of Purchaser Common Stock to acquire interests in additional FCC licenses to be used in the operation or development of its business, (B) any such Person may issue debt securities as permitted by clause (vi), and (C) Seller may cause shares of any Relevant Affiliate owning any part of the Business to be transferred to Radiocoms and its Subsidiaries, may cause Radiocoms to issue the Shares and up to a maximum of 20,000 Preferred Shares (having a liquidation preference not in excess of $20,000,000) to Seller;

       (iii) effect any recapitalization, reclassification, stock split or like change in its capitalization except, in the case of Seller, as may be required to authorize the issuance of the Shares and the Preferred Shares;

        (iv) amend its certificate of incorporation, by-laws, memorandum or articles of association or similar organizational documents, except that Seller may cause Radiocoms to amend its Memorandum of Association and Articles of Association solely for the purposes of authorizing the Shares and the Preferred Shares as contemplated by this Agreement, or changing the name of Radiocoms so as to delete the word "Securicor" therefrom, and Purchaser may amend its certificate of incorporation to increase the number of authorized shares as necessary to permit Purchaser to consummate the transactions contemplated hereby;

        (v) (A) materially increase the annual level of compensation of any employee, (B) increase the annual level of compensation payable or to become payable by it or any of its Subsidiaries to any of their respective executive officers, (C) grant any bonus, benefit or other direct or indirect compensation to any employee, director or consultant, other than in the ordinary course consistent with past practice and in such amounts as are fully reserved against in the Radiocoms Financial Statements or the Purchaser Financial Statements, as applicable, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of its or its Subsidiaries' directors, officers, employees, agents or representatives or otherwise modify or amend or terminate any such plan or arrangement or (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which it or any of its Subsidiaries is a party or involving a director, officer or employee of it or any of its Subsidiaries in his or her capacity as a director, officer or employee;

        (vi) except (A) for trade payables and (B) for pledges of assets and indebtedness for borrowed money which do not exceed, individually or in the aggregate, $500,000 (it being understood that (1) such amount shall not include indebtedness existing or assets pledged prior to the date of this Agreement and (2) the transaction value of any asset pledges shall be deemed to be equal to the fair market value of the assets pledged in such transaction), borrow monies for any reason or draw down on any line of credit or debt obligation, or become the guarantor, surety, endorser or otherwise liable for any debt, obligation or liability (contingent or otherwise) of any other Person; PROVIDED, HOWEVER, that, subject to the unanimous prior written consent of the Committee, which consent will not be unreasonably withheld, Purchaser may issue an unsecured debenture, which shall be a general obligation of Purchaser, in an aggregate principal amount of up to $2,500,000 on such terms as may be reasonably determined by Purchaser;

       (vii) except as may be permitted pursuant to clause (vi) above, subject to any Lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of its properties or assets (whether tangible or intangible);

      (viii) acquire any material properties or assets (other than, in the case of Purchaser, FCC licenses as contemplated by clause (ii) above) or sell, assign, transfer, convey, lease or otherwise dispose of any of its FCC authorizations, FCC licenses, DTI licenses or material properties or assets, or its rights to any of the foregoing or to any FCC licenses issued to or held by other Persons (except for fair consideration in the ordinary course of business consistent with past practice), or in the case of Purchaser, take any action, other than in the exercise of its reasonable business judgment, that causes, or take any action that could reasonably be expected to cause, the FCC licensees with respect to any System to cancel, assign, transfer or otherwise dispose of their FCC license in a manner that would be adverse to Purchaser;

        (ix) cancel or compromise any debt or claim or waive or release any material right except in the ordinary course of business consistent with past practice, except, in the case of Radiocoms for cancellations of intercompany indebtedness contemplated hereby;

        (x) other than, in the case of Purchaser, capital expenditures necessary for the build-out of the Systems pursuant to Purchaser's contractual obligations, enter into any commitment for capital expenditures in excess of $20,000 for any individual commitment and $100,000 for all commitments in the aggregate;

        (xi) enter into, modify or terminate any labor or collective bargaining agreement or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization;

       (xii) introduce any material change with respect to its operations, including, without limitation, any material change in its "roll-out" plans or the types, nature, composition or quality of its products or services, or, other than in the ordinary course of business, make any material change in product specifications or prices or terms of distributions of such products;

      (xiii) enter into any transaction or make or enter into any Contract which by reason of its size or otherwise is not in the ordinary course of business consistent with past practice;

       (xiv) enter into or agree to enter into any merger or consolidation with, any corporation or other entity, or engage in any new business or invest in, make a loan, advance or capital contribution to, or otherwise acquire the securities of any other Person except that Seller may engage in such transactions solely to the extent required to transfer any part of the Business to Radiocoms and its Subsidiaries;

       (xv) transfer any funds or assets to any of its Affiliates, which funds and assets are, in the aggregate, worth in excess of $500,000, except for the purchase of goods and services from any such Affiliate in the ordinary course of business at the fair market value for such goods and services and transactions solely to the extent required to transfer any part of the Business to Radiocoms and its Subsidiaries; or

       (xvi) agree to do anything prohibited by this Section 6.2 or anything which would make any of the representations and warranties of the Purchaser or the Seller in this Agreement or the Purchaser Documents or the Seller Documents untrue or incorrect in any material respect as of any time through and including the Closing Date.

    6.3  CONSENTS AND APPROVALS.

    (a) Seller and Purchaser shall use their respective best efforts, and shall cooperate with each other, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that neither Seller nor Purchaser shall be obligated to pay any consideration therefor to any third party from whom consent or approval is requested.

    (b) Promptly following the date of this Agreement, Purchaser shall prepare and file with the Securities and Exchange Commission a proxy statement and related solicitation materials relating to a special meeting of the holders of the Purchaser Common Stock (the "Purchaser Stockholders' Meeting") to approve the issuance of Purchaser Shares pursuant hereto (such proxy statement, as amended or supplemented from time to time, being hereinafter referred to as the "Proxy Statement"), and shall use its best efforts to cause the Proxy Statement to be mailed to its stockholders at such time and in such manner as permits the Purchaser Stockholders' Meeting to be held as promptly as practicable. Seller shall furnish all information as may be reasonably requested by Purchaser and, in any case, as required with respect to Purchaser by

Regulation 14A under the Securities Exchange Act of 1934, as amended, for inclusion in the Proxy Statement. The information provided by Purchaser and Seller, respectively, for use in the Proxy Statement shall, on the date when the Proxy Statement is first mailed to Purchaser's stockholders, and on the date of the Purchaser Stockholders' Meeting, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein not misleading, and Purchaser and Seller each agree to promptly correct any information provided by it for use in the Proxy Statement which shall have become false or misleading. Seller and Purchaser shall instruct, and shall use all reasonable efforts to cause, their respective accountants to deliver to each other a letter dated the time the Proxy Statement is mailed to Purchaser's stockholders, addressed to such party, containing such matters as are required in accordance with F.A.S. No. 72 and deliver a letter dated as of the Closing Date bringing down the matters contained in such letter.

    (c) Purchaser shall duly call, give notice of, convene and hold the Purchaser Stockholders' Meeting, for the purpose of approving, among other matters, the issuance of the Purchaser Shares pursuant hereto. Purchaser, through its Board of Directors, shall recommend to its stockholders approval of the foregoing; PROVIDED, HOWEVER, that if Purchaser's Board of Directors determines, in its good faith judgment after consultation with independent legal counsel, that it is necessary to do so in order to comply with its fiduciary duties to stockholders under applicable law, Purchaser's Board of Directors may withdraw or modify such recommendation. The Proxy Statement shall comply as to form in all material respects with all applicable requirements of the Securities Exchange Act of 1934, as amended, and no amendment or supplement to the Proxy Statement shall be made by Purchaser without the prior written approval of Seller unless Purchaser determines such amendment or supplement is required by law.

    6.4 FILINGS WITH GOVERNMENTAL BODIES. As promptly as practicable after the execution of this Agreement, each party shall, in cooperation with the other, file or cause to be filed any reports, notifications or other information that may be required under the HSR Act and shall furnish or cause to be furnished to the other all such information in its possession as may be reasonably necessary for the completion of the reports, notifications or submissions to be filed by the other. Each party hereto agrees to use its reasonable best efforts to comply and cause its Affiliates to comply in a full and timely manner with any request from a Governmental Body for additional information. The filing fee with respect to the reports, notifications or other information that may be required under the HSR Act with respect to the Transactions shall be borne solely by Purchaser.

    6.5  OTHER ACTIONS.

    (a) Each of Seller and Purchaser shall use its best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

    (b) Purchaser shall use its reasonable best efforts to (i) take all actions necessary or appropriate to consummate the Other Transactions and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to its obligations to consummate the Other Transactions.

    (c) Purchaser shall use its best efforts to assure that, prior to the Closing, the Purchaser Shares have been approved for quotation on the Small Cap Market, subject to official notice of issuance.

    6.6 PRESERVATION OF RECORDS. Subject to Section 6.9(a) hereof (relating to the preservation of Tax records), Seller and Purchaser agree that each of them shall preserve and keep the records held by it relating to the Business for a period of three years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, legal proceedings against or governmental investigations of Seller or Purchaser or any of their Affiliates or in order to enable Seller or Purchaser to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby. In the event Seller or Purchaser wishes to destroy such records after that time, such party shall first give ninety (90) days' prior written notice to the other and such other party shall have the right at its option and expense, upon prior written notice given to such party within that ninety (90) day period, to take possession of the records within one hundred and eighty (180) days after the date of such notice.

    6.7 PUBLICITY. Neither Seller nor Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of Purchaser or Seller, disclosure is otherwise required by applicable Law or by the applicable rules of any stock exchange on which Purchaser or Seller (or any Affiliates thereof) lists securities; PROVIDED that, to the extent required by applicable Law, the party intending to make such release shall use commercially reasonable efforts consistent with such applicable Law to consult with the other party with respect to the text thereof.

    6.8 AGREEMENTS WITH RESPECT TO OTHER TRANSACTIONS. From and after the execution and delivery of this Agreement, Purchaser shall not amend, modify, supplement, waive any rights or remedies under or grant any consents under either the Midland Agreement or the Asset Purchase Agreement (including, in each case, any schedules or exhibits thereto), or agree to do any of the foregoing, without the prior written consent of Seller.

    6.9  TAX AND ACCOUNTING MATTERS.

    (a) Purchaser and Seller agree to furnish or cause to be furnished to each other, and each at their own expense, as promptly as practicable, such information (including access to books and records) and assistance, including making employees available on a mutually convenient basis to provide additional information and explanations of any material provided, relating to the Business and/or Radiocoms, its Subsidiaries and/or its Relevant Affiliates as is reasonably necessary for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any adjustment or proposed adjustment with respect to Taxes. Purchaser or Radiocoms shall retain in its possession, and shall provide Seller reasonable access to (including the right to make copies of), such supporting books and records and any other materials that Seller may specify with respect to Tax matters of Radiocoms, its Subsidiaries and/or its Relevant Affiliates for any taxable period ending on or prior to the Closing Date until the relevant statute of limitations has expired. After such time, Purchaser may dispose of such material; PROVIDED that prior to such disposition Purchaser shall give Seller ninety (90) days' prior written notice thereof, and Seller may, at any time during such ninety (90) day period, at its own expense, take possession of such materials.

    (b) Seller shall be liable for and shall pay (and shall indemnify and hold harmless Purchaser against) all sales, use, stamp, documentary, filing, recording, transfer or similar fees or taxes or governmental charges as levied by any taxing authority or governmental agency in connection with the transfer of the Shares contemplated by this Agreement or any recapitalization of Radiocoms or any transfer to Radiocoms of assets or shares that takes place in contemplation of this Agreement. Purchaser likewise shall be liable for and shall pay (and shall indemnify and hold harmless Seller against) any such fees, taxes or governmental charges as levied by any taxing authority or governmental agency in connection with the issuance of the Purchaser Shares contemplated by this Agreement.

    (c) Within 14 days following the date hereof, Seller will deliver to Purchaser (i) the Interim Statements, together with an unqualified audit report thereon by Radiocoms' independent public accountants and (ii) an unaudited pro forma consolidated balance sheet of Radiocoms and its Subsidiaries as at

March 31, 1996 after giving effect to the transactions contemplated by this Agreement, including without limitation the issuance of the Shares and the Preferred Shares, the transfer of the EFJ Shares and the EFJ Warrant and the refinancing of intercompany indebtedness (the "Pro Forma Balance Sheet").

    (d) Seller shall (i) take all actions and make any necessary elections so that, to the maximum extent permissible under applicable Law, Seller shall obtain the tax benefits in the United Kingdom and other jurisdictions attributable to Radiocoms and its Subsidiaries for the tax year ending September 30, 1996 and any tax year thereafter to the extent permitted by Law and (ii), promptly after the relevant Tax Returns are filed with the applicable taxing authorities, transfer funds to Radiocoms equal to the cash value of such tax benefits to Seller.

    6.10   NO SOLICITATION.    Purchaser, its  affiliates and  their  respective
officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to (except as otherwise expressly permitted by this Agreement) any acquisition of all or any material portion of the assets of, or (except as otherwise expressly permitted by this Agreement) any equity interest in, Purchaser or its Subsidiaries or any business combination with Purchaser or its Subsidiaries. Purchaser may, directly or indirectly, furnish information and access, in each case only in response to unsolicited requests therefor, to any corporation, partnership, person or other entity or group pursuant to confidentiality agreements, and may participate in discussions and negotiate with such entity or group concerning any merger, sale of assets, sale of shares of capital stock or similar transaction involving Purchaser or any Subsidiary or division of Purchaser, if such entity or group has submitted a written proposal to Purchaser relating to any such transaction and Purchaser's Board of Directors by a majority vote determines in its good faith judgment, after consultation with independent legal counsel, that it is necessary to do so to comply with its fiduciary duties to shareholders under applicable law. Purchaser's Board of Directors shall provide a copy of any such written proposal and a summary of any oral proposal to Seller immediately after receipt thereof and thereafter keep Seller promptly advised of any material development with respect thereto. Except as set forth above, neither Purchaser nor any of its Affiliates shall, nor shall Purchaser authorize or permit any of its or their respective officers, directors, employees, representatives or agents to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Seller or any affiliate or associate of Seller) concerning any merger, sale of assets, sale of shares of capital stock or similar transaction involving Purchaser or any Subsidiary or division of Purchaser; PROVIDED, HOWEVER, that nothing herein shall prevent Purchaser's Board of Directors from taking, and disclosing to Purchaser's shareholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to any tender offer; PROVIDED, FURTHER, that nothing herein shall prevent Purchaser's Board of Directors from making such disclosure to Purchaser's shareholders as, in the good faith judgment of Purchaser's Board of Directors, after consultation with independent legal counsel, is necessary to comply with its fiduciary duties to shareholders under applicable law.

    6.11 RECAPITALIZATION; REFINANCING OF INTERCOMPANY DEBT. Prior to the Closing Date, Seller shall take all actions necessary so that (a) the Existing Shares shall be cancelled and the Shares shall be issued, substantially on the terms heretofore disclosed to Purchaser and (b) any debt owed by Radiocoms and any of its Subsidiaries to Seller and its Affiliates at the Closing Date (including, without limitation, the EFJ Note) is refinanced such that, after giving effect to such refinancing and the issuance of the Preferred Shares in connection therewith, the aggregate liquidation preference of the Preferred Shares, together with all debt outstanding of Radiocoms and its Subsidiaries, in each case at the Closing Date, will not exceed $22 million. Any Preferred Shares issued to Seller or its Affiliates shall have the terms and conditions provided in Exhibit A; PROVIDED, that in no event shall the aggregate liquidation preference of the Preferred Shares so issued to Seller in connection with such refinancing exceed the amount of such indebtedness of Radiocoms and its Subsidiaries to Seller and its Affiliates prior to such refinancing. For greater certainty, as of the Closing, all debt so owed by Radiocoms and its Subsidiaries to Seller and its Affiliates shall be satisfied and cancelled as of the Closing.

    6.12 UPDATES TO DISCLOSURE LETTERS. Each of Seller and Purchaser shall update the Seller Disclosure Letter and Purchaser Disclosure Letter from time to time and all representations and warranties that speak as of the date hereof shall be updated as of the Closing Date; PROVIDED that no such update shall be deemed to waive any breaches of the representation and warranties disclosed as a result of such updates.

    6.13 NON-COMPETE. Seller agrees, as a means to assure Purchaser obtains the full value of the Shares and not in exchange for separately bargained-for consideration, that for a period of three (3) years following the Closing, neither Securicor plc nor its direct or indirect Subsidiaries (other than Purchaser and its Subsidiaries) will, anywhere in the world, (i) sell, manufacture, distribute or otherwise transfer "land mobile radio" products or
(ii) engage in the provision of services related to the construction or integration of land mobile radio product systems; PROVIDED, HOWEVER, that this covenant shall not apply (a) to the extent that any law, regulation or order of any Governmental Body would be violated thereby, (b) to the business or operations of Dopra Systems Integration, Ltd. ("Dopra") or Securicor Datatrak, Ltd. ("Datatrak") or Securicor Cellular Services, Ltd. ("Cellular") or Securicor TrakBak, Ltd. ("TrakBak") as conducted or proposed to be conducted as of the date hereof or as the reasonable expansion and growth of such businesses and operations may require in order to retain their competitiveness in the marketplace. It is understood and agreed that, if Seller shall sell, transfer or otherwise dispose of Dopra or Datatrak or Cellular or TrakBak (whether by merger, sale of stock, sale of all or substantially all of the business and assets or otherwise) in a transaction with a non-Affiliate, the provisions of this Section 6.13 shall cease to apply to the business so sold, transferred or otherwise disposed of. Notwithstanding the foregoing, to the extent any of the terms of this Section 6.13 is held to be unenforceable, it is the intention of the parties that such provision shall be replaced by any court holding such terms to be unenforceable with another, enforceable provision that shall as closely as possible approximate the original, unenforceable term.

    6.14  FCC MATTERS.

    (a) From and after the date of this Agreement, until the earlier of the Closing Date or the termination of this Agreement, Purchaser undertakes and agrees that it will diligently pursue appeals of the denial by the FCC of any request by Purchaser or its Affiliates for the modification of any FCC licenses and will keep Seller informed with respect to any material developments with respect to such appeals. Purchaser will copy Seller on any documents delivered by it to the FCC in connection with any of such appeals and will supply Seller with copies of any documents received from the FCC with respect to any of such appeals.

    (b) Purchaser and Seller shall cooperate in the preparation, filing and prosecution of a request to the FCC seeking a waiver of Section 310(b)(4) of the Communications Act of 1934, as amended, to permit Purchaser upon Closing to acquire such FCC licenses as may be agreed by the parties and to participate in such 220 MHz Band spectrum auctions as may be conducted by the FCC.

    6.15  INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE.

    (a) For a period of three years after the Closing Date, Seller shall, to the extent that it remains the majority stockholder of Purchaser during such period, cause Purchaser to maintain an extension of coverage of Purchaser's policy of directors' and officers' liability insurance maintained by Purchaser for the benefit of those persons who are covered by such policy at the time of the Closing with respect to matters occurring prior to the Closing Date, provided that in no event shall Purchaser be required to expend more than $100,000 per annum to maintain such insurance.

    (b) Seller further agrees that for a period of six years after the Closing Date, Seller shall, to the extent that Seller remains the majority stockholder of Purchaser, (i) cause the by-laws of Purchaser to continue to contain the provisions with respect to indemnification which are set forth in such by-laws as of the date hereof, and (ii) not permit such provisions to be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who at the Closing Date were directors, officers, employees or agents of Purchaser, unless such modification is required by applicable law.

    6.16 PENSION SCHEMES. Seller agrees that following the Closing Date, any employee of Radiocoms as of the Closing Date who is a participant in any pension scheme of Seller shall be eligible to participate in the same pension scheme of Seller that such employee participated in as of the Closing Date subject to the same terms and conditions of participation (including, without limitation, the terms of such pension schemes as they may be amended and applicable laws relating to pensions in England and Wales) that such employee was subject to on the day that immediately preceded the Closing Date; PROVIDED, HOWEVER, that the foregoing shall not preclude Seller from amending or terminating any of its pension schemes in accordance with the terms of such pension scheme and the laws of England and Wales.

    6.17 TRANSFER OF THE BUSINESS TO RADIOCOMS AND ITS SUBSIDIARIES. Prior to Closing, Seller shall (i) cause its Relevant Affiliates, if any, to transfer any and all of their respective right, title and interest in any parts of, or benefits of or rights in, the Business currently not held or owned by Radiocoms or its Subsidiaries to Radiocoms or one of its Subsidiaries in such manner so as to ensure that Radiocoms and its Subsidiaries after the Closing will enjoy and have all rights, benefits, operations and assets of the Business without any material diminution of the value or utility of any such rights, benefits, operations and assets and/or (ii) transfer or cause to be transferred to Radiocoms all of the issued and outstanding capital stock of its Relevant Affiliates, if any.

                                  ARTICLE VII

                             CONDITIONS TO CLOSING

    7.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER AND SELLER. The obligation of each of Purchaser and Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by Purchaser and Seller in whole or in part to the extent permitted by applicable Law):

    (a)  Purchaser shall have  obtained all consents and  waivers referred to in
Section  7.1(a)  of  the  Purchaser  Disclosure  Letter  with  respect  to   the
transactions contemplated by this Agreement and the Purchaser Documents;

    (b)  Seller  shall have  obtained all  consents and  waivers referred  to in
Section  7.1(b)  of  the  Radiocoms  Disclosure  Letter  with  respect  to   the
transactions contemplated by this Agreement and the Seller Documents;

    (c) No Legal Proceedings shall have been instituted or threatened or claim or demand made against Seller, Radiocoms or Purchaser seeking to restrain or prohibit or to obtain damages with respect to the consummation of any of the Transactions and there shall not be in effect any Order by Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions;

    (d) The waiting period under the HSR Act shall have expired or early termination shall have been granted;

    (e) All approvals required to be obtained by Seller, Purchaser or Midland US from any Governmental Body with respect to any of the Transactions shall have been obtained;

    (f) The Purchaser Stockholders' Meeting shall have been duly convened and held, and Purchaser shall have obtained the requisite vote so as to authorize this Agreement, the Midland Agreement and the consummation of each of the Transactions;

    (g)  The Other Transactions  shall have been  consummated as contemplated in
the  Midland  Agreement,  or  shall  be  consummated  simultaneously  with   the
transactions contemplated by this Agreement; and

    (h) Purchaser shall have received the opinion of Fahnestock & Co. Inc. ("Fahnestock") on the date on which Purchaser's Board of Directors voted to approve this Agreement and the Midland Agreement, and the written opinion of Fahnestock, dated on or prior to the date of the mailing of the Proxy Statement, that the consideration to be paid by Seller to Purchaser under this Agreement in respect of the Purchaser Shares (as well as the consideration to be paid by Seller to Simmonds under the Midland Agreement) is fair to Purchaser and its stockholders from a financial point of view, and such opinion shall not have been withdrawn or modified in any material respect.

    7.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. The obligation of Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Law):

    (a) Except for facts, events or changes arising or occurring between the date hereof and the Closing Date which are expressly permitted by this Agreement, all representations and warranties of Seller contained herein shall be true and correct as of the date hereof; and except for facts, events or changes arising or occurring between the date hereof and the Closing Date which are expressly permitted by this Agreement, all representations and warranties of Seller contained herein qualified as to materiality shall be true and correct, and the representations and warranties of Seller contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

    (b) Seller shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

    (c) Purchaser shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to Purchaser) executed by Seller, certifying as to the fulfillment of the conditions specified in Sections 7.2(a) and 7.2(b) hereof;

    (d) Certificates representing the Shares shall have been, or shall at the Closing be, validly delivered and transferred to the Purchaser, free and clear of any and all Liens, together with appropriate stock powers executed by Seller;

    (e) There shall not have been or occurred any Material Adverse Change with respect to Radiocoms and its Subsidiaries, taken as a whole;

    (f) Seller shall have delivered to Purchaser a loan agreement incorporating the terms set forth on Exhibit B hereto (the "Loan Agreement") to make available to Purchaser $15 million of financing;

    (g) Seller shall have delivered to Purchaser an agreement incorporating the terms set forth on Exhibit C hereto (the "Support Services Agreement") to provide certain services to Radiocoms and its Subsidiaries after the Closing;

    (h) The EFJ Note shall have been cancelled; and

    (i) Seller shall have executed and delivered to Purchaser the Registration Rights Agreement (as hereinafter defined).

    7.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Seller in whole or in part to the extent permitted by applicable Law):

    (a) Except for facts, events or changes arising or occurring between the date hereof and the Closing Date which are expressly permitted by this Agreement, all representations and warranties of Purchaser contained herein shall be true and correct as of the date hereof; and except for facts, events or changes arising or occurring between the date hereof and the Closing Date which are expressly permitted by this Agreement, all representations and warranties of Purchaser contained herein qualified as to materiality shall be true and correct, and the representations and warranties of Purchaser contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

    (b) Purchaser shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

    (c) Seller shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to Seller) executed by Purchaser, certifying as to the fulfillment of the conditions specified in Sections 7.3(a) and 7.3(b) hereof;

    (d) Certificates representing 25,000,000 shares of Purchaser Common Stock (the Purchaser Shares) shall have been, or shall at the Closing be, validly delivered to and duly registered in the name of the Seller, free and clear of any and all Liens;

    (e) The Purchaser Shares shall have been approved for quotation on the Small Cap Market, subject to official notice of issuance;

    (f) Purchaser shall have executed and delivered to Seller that certain Registration Rights Agreement (the "Registration Rights Agreement"), in the form of Exhibit D, and that certain Registration Rights Agreement, dated as of September 23, 1994, among the Company, Simmonds, Roamer One Holdings, Inc., Anglo York Industries, Inc. and Howard Davis shall have been terminated;

    (g) Purchaser shall have furnished evidence of the due election and qualification to its Board of Directors of the persons designated prior to Closing by Seller and the removal or resignation of any other members of Purchaser's Board of Directors designated prior to Closing by Seller;

    (h) There shall not have been or occurred any Material Adverse Change with respect to Purchaser or Midland US;

    (i) Purchaser shall have entered into a warrant agreement in favor of Seller substantially on the terms set forth in Exhibit E hereto (the "Warrant Agreement");

    (j) Purchaser shall have at Closing a minimum of 162 Constructed Systems (as that term is defined in Section 5.27(f)) under management pursuant to valid and subsisting management agreements, including a minimum of 73 Constructed Systems under Category I management and 26 Constructed Systems under Category II management by Purchaser pursuant, respectively, to valid and subsisting Category I and Category II Exclusive Management Agreements and Rights of First Refusal and valid and subsisting Option to Purchase Agreements as reflected in Section 5.27(a)(iv) of the Purchaser Disclosure Letter, which Constructed Systems shall have been timely and validly constructed at primary transmitter sites licensed by the FCC pursuant to an order that is not subject to reconsideration or appeal and for which the time for the request for any such reconsideration or appeal has expired;

    (k) There shall be no material Legal Proceedings pending, threatened or reasonably likely to be asserted against Purchaser or its Subsidiaries in any federal or state court, agency or other Governmental Body with respect to Purchaser's performance, including its construction or failure to construct of any System in accordance with the FCC's rules and regulations or the terms of any FCC license, under any of its management agreements or other agreements concerning any 220-222 MHz band radio system;

    (l) Purchaser shall have delivered a valid, binding and fully executed Termination and Release of that certain Letter of Understanding entered into on January 28, 1994 by and between Roamer One, Inc., Angell Communications, Nancy
M. Wilson, Square 1 Communications Partnership, Nicholas R. Wilson and NICMAR;

    (m) Purchaser shall have delivered a valid, binding and fully executed Amendment to the Management Agreement and Options agreement entered into by and between Roamer One, Inc., and NICMAR dated January 31, 1994 adding as a system subject to the management by Roamer One, Inc. and under option to Roamer One, Inc. the following stations: WPCW452, Reno, Nevada and WPFP940, Denison, Texas; and

    (n) Seller shall have received from the United Kingdom Inland Revenue advance clearance under Section 138 of the Taxation of Chargeable Gains Act of 1992 to the effect that the consummation of the transactions contemplated by this Agreement do not give rise to a capital gain on the transfer of the Shares or the receipt of the Purchaser Shares.

                                  ARTICLE VIII

                           DOCUMENTS TO BE DELIVERED

    8.1  DOCUMENTS  TO BE DELIVERED  BY SELLER.   At the  Closing, Seller  shall
deliver, or cause to be delivered, to Purchaser the following:

    (a) stock certificates representing the Shares, duly endorsed in blank or accompanied by a stock transfer power and with all requisite stock transfer tax stamps attached;

    (b) the certificates referred to in Section 7.2(c) hereof;

    (c) the opinion of Messrs. Herbert Smith, U.K. counsel to Seller, in form and substance reasonably satisfactory to Purchaser;

    (d) copies of all consents, waivers and approvals referred to in Section 7.1(a) and (e) hereof, to the extent such consents, waivers and approvals are required to be obtained by Seller;

    (e) an executed copy of the Loan Agreement;

    (f) an executed copy of the Registration Rights Agreement;

    (g) an executed copy of the Support Services Agreement; and

    (h) such other documents as the Purchaser shall reasonably request.

    8.2  DOCUMENTS  TO BE  DELIVERED BY PURCHASER.   At  the Closing,  Purchaser
shall deliver to the Seller the following:

    (a) stock certificates representing the Purchaser Shares, registered in the name of Seller;

    (b) the certificates referred to in Section 7.3(c) hereof;

    (c) the opinion of, Kohrman, Jackson & Krantz PLL, counsel to Purchaser, in form and substance reasonably satisfactory to Seller;

    (d) copies of all consents, waivers or approvals referred to in Section 7.2(a) and (e) to the extent such consents, waivers or approvals are required to be obtained by Purchaser;

    (e) an executed copy of the Registration Rights Agreement;

    (f) an executed copy of the Warrant Agreement; and

    (g) such other documents as Seller shall reasonably request.

                                   ARTICLE IX

                                INDEMNIFICATION

    9.1  INDEMNIFICATION.

    (a) Seller hereby agrees to indemnify and hold Purchaser, Radiocoms, and their respective directors, officers, employees, Affiliates, agents, successors and assigns (collectively, the "Purchaser Indemnified Parties") harmless from and against:

        (i) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of Seller hereof to be true and correct in all respects as of the date made;

        (ii) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the Excluded Liabilities;

       (iii) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from any breach by Seller of any covenant of Seller;

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
        (iv) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the transfer of the EFJ Shares and the EFJ Warrant to Radiocoms (including, without limitation, any Tax liability occurring, on redemption of the EFJ Shares or their use to redeem the Preferred Shares, by reason of the tax basis of the EFJ Shares and the EFJ Warrant being considered to be less than the face amount of the EFJ Note); and

        (v) any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and reasonable expenses, including reasonable attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to any and all losses, liabilities, obligations, damages, costs and expenses with respect to which indemnification is provided hereunder (collectively, "Losses").

    (b) Purchaser hereby agrees to indemnify and hold Seller and its respective directors, officers, employees, Affiliates, agents, successors and assigns (collectively, the "Seller Indemnified Parties") harmless from and against:

        (i) any and all Losses based upon, attributable to or resulting from the failure of any representation or warranty of the Purchaser to be true and correct in all respects as of the date made;

        (ii) any and all Losses based upon, attributable to or resulting from any breach by Purchaser of any covenant of Purchaser;

       (iii) any and all Losses based upon, attributable to or resulting from the failure of the property located at 5800 West Jefferson Boulevard, Los Angeles, California 90016 (the "Site") to comply with any Environmental Law (including, without limitation, any environmental clean-up costs, whether such environmental clean-up costs are incurred by INTEK voluntarily or in response to actions by Governmental Bodies or other Persons); PROVIDED, HOWEVER, (A) that, if the Site is sold by Purchaser to a third party in a bona fide transaction within one year following the date hereof, the amount of such Losses shall be deemed to be reduced by the amount, if any, by which the net proceeds to Purchaser upon the sale of the Site exceed the net book value of the Site as reflected on the Purchaser Financial Statements, and
    (B) that, in all other cases, the amount of such Losses shall be deemed to be reduced by $250,000;

        (iv) any and all Losses attributable to the Olympic Plastics Simplified Employees Pension Plan referred to in Section 5.17(a) of the Purchaser Disclosure Letter; and

        (v) any and all Expenses incident to the foregoing.

    9.2 LIMITATIONS ON INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES.

    (a) An indemnifying party shall not have any liability for a breach of a representation or warranty under Section 9.1(a)(i) or (b)(i) hereof unless the aggregate amount of Losses and Expenses to the indemnified parties finally determined to arise thereunder based upon, attributable to or resulting from the failure of any representation or warranty to be true and correct, exceeds $300,000 (the "Basket") and, in such event, the indemnifying party shall be required to pay the entire amount of such Losses and Expenses without regard to the Basket.

    (b)  Notwithstanding anything contained  in this Agreement  to the contrary,
(i) the aggregate liability of Seller and its Affiliates under Section 9.1(a)(i), except for any liability arising as a result of the failure of Seller's representations and warranties set forth in Section 4.14 to be true and correct, shall not exceed $6,000,000 (the "Seller Cap") and (ii) the aggregate liability of Purchaser and its Affiliates under Section 9.1(b)(i), except for any liability arising as a result of the failure of Purchaser's representations and warranties set forth in Section 5.27 to be true and correct, shall not exceed $4,000,000 (the "Purchaser Cap").

    9.3  INDEMNIFICATION PROCEDURES.

    (a) In the event that any Legal Proceedings shall be instituted or that any claim or demand ("Claim") shall be asserted by any Person in respect of which payment may be sought under Section 9.1 hereof (regardless of the Basket referred to above), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, it shall within five (5) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal (as provided herein) with any Claim which relates to any Losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party against such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim; PROVIDED, HOWEVER, that the indemnified party may not settle such Claim without the consent of the indemnifying party, which consent will not be unreasonably withheld or delayed. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the Expenses of defending such Claim upon submission of periodic bills; PROVIDED, HOWEVER, that, if the indemnifying party reasonably contests its obligation to indemnify the indemnified party against such Losses under this Agreement, the indemnifying party may defer the reimbursement of the periodic bills with respect to such Losses until such time as it is obligated to make payment to the indemnified party under Section 9.3(b). If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; PROVIDED, HOWEVER, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and PROVIDED, FURTHER, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

    (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party in accordance with Section 9.3(d).

    (c) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

    (d) Except as set forth in Section 9.3(e), all payments of Claims to an indemnified party may be made by wire transfer of immediately available funds within 10 business days after the date of the notice of sums due and owing provided for in Section 9.3(b). In addition, except as set forth in Section 9.3(e), Seller or Purchaser may elect, at its option, to pay any Claims to an indemnified party in shares of Purchaser Common Stock, and the number of shares of Purchaser Common Stock to be transferred in satisfaction of such liabilities, and the terms of any such transfer, shall be determined as set forth in Sections 9.3(f). In the event that Purchaser is the indemnifying party and Seller is the indemnified party with respect to any Claim, the amount of such Claim shall be increased as appropriate to reflect the percentage of Purchaser's issued and outstanding capital stock that is owned beneficially or of record by Seller as of the date of the notice delivered pursuant to Section 9.3(b) with respect to such Claim. As an example, if Purchaser must indemnify Seller for a Claim otherwise amounting to $100,000 and Seller owns 60% of Purchaser's issued and outstanding capital stock at such time, the amount of Seller's Claim shall be deemed to be increased to $250,000 (the amount which, when 60% of its value is subtracted, equals the original amount of the Claim).

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
    (e) Notwithstanding any other provision of this Agreement to the contrary, any liability of Seller under Section 9.1(a)(i), up to the Seller Cap, and any liability of Purchaser under Section 9.1(b)(i), up to the Purchaser Cap, shall be payable solely in shares of Purchaser Common Stock. The number of shares of Purchaser Common Stock to be transferred with respect to any such liability being paid in shares of Purchaser Common Stock shall be determined as set forth in Section 9.3(f).

    (f) In the event that Seller or Purchaser, in accordance with Section 9.3(d), elects or is required to pay any liabilities owing by it in shares of Purchaser Common Stock, the number of shares to be transferred with respect to any such liability shall be determined by dividing the amount of such liability (as such amount may be adjusted pursuant to Section 9.3(d)) by the Applicable Average Share Value. The "Applicable Average Share Value" shall be equal to the average of the Daily Closing Prices for each of the ten Business Days immediately preceding the date of the notice provided for in Section 9.3(b); and the "Daily Closing Price" for each such day shall be average of the last bid and ask price of Purchaser Common Stock quoted on such day on the Small Cap Market (or such exchange or quotation system as shall report the trading prices of Purchaser Common Stock at the relevant time).

    (g) Purchaser covenants and agrees that, in the event it issues any shares of Purchaser Common Stock to Seller in payment of any Claim of Seller ("Additional Shares") hereunder, it will take such actions as may be necessary to assure that, upon issuance, such Additional Shares (i) will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and will be registered on the stock certificate books and stock transfer ledgers of Purchaser solely in the name of Seller and (ii) will be approved for quotation on the Small Cap Market, subject to official notice of issuance. Seller will receive good and marketable title to any Additional Shares within 10 business days after the date of the notice provided for in Section 9.3(b), free and clear of any and all Liens.

    (h) Seller covenants and agrees that, in the event it transfers any shares of Purchaser Common Stock to Purchaser in payment of any Claims hereunder ("Adjustment Shares"), it will take such actions as may be reasonably necessary to assure that, upon such transfer, Seller shall have delivered to Purchaser good and marketable title to such Adjustment Shares, free and clear of any and all Liens. Any such transfers of Adjustment Shares will be made within 10 business days after the date of the notice provided for in Section 9.3(b).

                                   ARTICLE X
                                 MISCELLANEOUS

    10.1  CERTAIN DEFINITIONS.   For purposes of  this Agreement, the  following
terms shall have the meanings specified in this Section 10.1:

        "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. Roamer One Holdings Inc., Nicholas Wilson and their respective affiliates and associates shall be deemed to be Affiliates of Purchaser for the purposes of this Agreement.

        "AFFILIATED GROUP" means, with respect to any entity, a group of entities required or permitted to file consolidated, combined or unitary Tax Returns, including, without limitation, Chapter IV of Part X of the Income and Corporation Taxes Act 1988.

        "BASKET" shall have the meaning set forth in Section 9.2.

        "BUSINESS" means any and all (a) operations, assets, rights or liabilities of Radiocoms and its Subsidiaries whatsoever and (b) operations, assets and rights or liabilities of other of Seller's Affiliates, other than Dopra, Datatrak, Cellular and TrakBak, related directly and principally to the business of manufacturing and selling land mobile radio equipment.

        "BUSINESS DAY" means any day of the year on which national banking institutions in New York and London are open to the public for conducting business and are not required or authorized to close.

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
        "CLOSING" shall have the meaning set forth in Section 3.1.

        "CLOSING DATE" shall have the meaning set forth in Section 3.1 hereof.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" has the meaning set forth in Section 6.2.

        "COMMUNICATIONS ACT" has the meaning set forth in Section 5.27(h).

        "CONTRACT" means any contract, agreement, indenture, note, bond, loan, instrument, lease, commitment or other arrangement or agreement.

        "DTI" means the Department of Trade and Industry.

        "EFJ SHARES" shall have the meaning set forth in the recitals to this Agreement.

        "ENVIRONMENTAL LAW" means any applicable federal, state or local statute, law ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decrees, injunction, directive, requirement or agreement with any Governmental Body, now existing, relating to: (a) the protection, preservation or restoration of the environment (including, without limitation, air water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, in each case as amended. The term Environmental Law includes, without limitation, (a) the following statutes, each as amended: (i) the Federal Clean Air Act; (ii) the Federal Clean Water Act; (iii) the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"); (iv) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"); (v) the Federal Toxic Substances Control Act; (vi) the Federal Occupational Safety and Health Act of 1970; (vii) the Federal Safe Drinking Water Act; (viii) the Federal Insecticide, Fungicide and Rodenticide Act; (ix) the California Hazardous Waste Control Law; (x) the California Hazardous Substance Account Act; (xi) the Porter-Cologne Water Quality Control Act; and (xii) the California Air Pollution Control Law; and (b) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Substance.

        "EXCLUDED LIABILITIES" means any and all liabilities of Radiocoms and its Subsidiaries or Affiliates not directly related to the Business, including, without limitation:

        (a) any and all Tax liabilities of Radiocoms and its Subsidiaries attributable to any asset, right, liability or operation of Securicor plc or its Affiliates (other than Radiocoms and its Subsidiaries) that are not included in the Business (including, without limitation, liabilities arising from any Tax Sharing Agreement (except to the extent attributable to income, assets or liabilities of the Business) and any liability for value-added Taxes arising from activities that are not part of the Business);

        (b) any and all liabilities and obligations related to employees of Radiocoms or any of its Subsidiaries other than those employees listed on
    Section 4.17(d) of the Radiocoms Disclosure Letter;

        (c) all liabilities of Radiocoms and its Subsidiaries to Seller and its Affiliates except in respect of the Preferred Shares;

        (d) any and all Tax liabilities of Radiocoms and its Subsidiaries arising as a result of the provisions of sections 94 or 582 of the Income and Corporation Taxes Act 1988 or sections 178 or 179 of the Taxation of Chargeable Gains Act 1992 by virtue of or in consequence of the entering into or performance of this Agreement, including, without limitation, Tax liabilities arising from the transfer of shares of capital stock or other assets to Radiocoms to ensure that Radiocoms owns all assets related to the Business as of the Closing Date; and

        (e) any Tax liability of Radiocoms and its Subsidiaries arising as a result of the denial of a deduction for interest accrued on any intercompany indebtedness which is refinanced in accordance with Section 6.11 of this Agreement.

        "EXPENSES" shall have the meaning set forth in Section 9.1(a).

        "FCC" means the Federal Communications Commission.

        "GAAP" means, with respect to financial or accounting information concerning any Person, generally accepted accounting principles as of the date hereof in the United States.

        "GOVERNMENTAL BODY" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

        "HAZARDOUS SUBSTANCE" means any substance, whether liquid, solid or gas, listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, under any applicable Environmental Law, whether by type or by quantity. Hazardous Substance includes, without limitation, (aa) any "hazardous substance" as defined in CERCLA, (bb) any "hazardous waste" as defined in RCRA, and (cc) any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste or petroleum or any derivative or by-product thereof, radon, radioactive material, friable asbestos, asbestos containing material releasing friable asbestos, urea formaldehyde foam insulation, lead and polychlorinated biphenyls ("PCBs").

        "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        "KNOWLEDGE" means, with respect to any Person, the actual or constructive knowledge of such Person and, in the case of a corporation, the actual or constructive knowledge of its executive officers and directors, after reasonable investigation (except as set forth in Section 5.21); PROVIDED, HOWEVER, that with respect to any representation or warranty of Seller concerning EFJ which is qualified as to knowledge, "knowledge" means the actual knowledge of Seller's executive officers and directors without any independent investigation.

        "LAW" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement.

        "LEGAL PROCEEDING" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

        "MIDLAND AGREEMENT" shall have the meaning set forth in the recitals to this Agreement.

        "LIEN" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

        "LOAN AGREEMENT" has the meaning set forth in Section 7.2(f).

        "LOSSES" shall have the meaning set forth in Section 9.1(a).

        "MATERIAL ADVERSE CHANGE" means, with respect to any Person or the Business, any material adverse change in the business, properties, results of operations, condition (financial or otherwise) of such Person, it being presumed that any such change which results in the decrease of the net asset value of a Person or the Business by 10% or more constitutes a Material Adverse Change.

        "MATERIAL ADVERSE EFFECT" means any effect which has resulted in, or could be reasonably likely to result in, a Material Adverse Change.

        "MIDLAND US" shall have the meaning set forth in the recitals to this Agreement.

        "ORDER" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

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
        "OTHER TRANSACTIONS" shall have the meaning set forth in the recitals to this Agreement.

        "PERMITS" means any approvals, authorizations, consents, licenses, permits or certificates.

        "PERMITTED EXCEPTIONS" means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser or Seller, as applicable; (ii) statutory liens for current taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings, provided an appropriate reserve is established therefor; (iii) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the ordinary course of business that are not material to the business, operations and financial condition of the property so encumbered or owner thereof; (iv) zoning, entitlement and other land use and environmental regulations by any Governmental Body, provided that such regulations have not been violated; and (v) such other imperfections in title, charges, easements, restrictions and encumbrances which do not detract more than 10% from the value of or materially interfere with the present use of any property subject thereto or affected thereby.

        "PERSON"  means  any individual,  corporation, partnership,  firm, joint
    venture,   association,   joint-stock    company,   trust,    unincorporated
    organization, Governmental Body or other entity.

        "PURCHASER" shall have the meaning set forth in the recitals to this Agreement.

        "PURCHASER DISCLOSURE LETTER" shall  have the meaning  set forth in  the
    Section 5.4(a).

        "PURCHASER SHARES" shall have the meaning set forth in Section 2.1.

        "PURCHASER STOCKHOLDERS' MEETING" shall have the meaning ascribed thereto in Section 6.3(b).

        "RADIOCOMS" shall have the meaning set forth in the recitals to this Agreement.

        "RADIOCOMS  DISCLOSURE  LETTER"  shall  have the  meaning  set  forth in
    Section 4.4(a).

        "RELEASE"  means  any  release,   spill,  emission,  leaking,   pumping,
    injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

        "RELEVANT AFFILIATE" shall have the meaning set forth in Section 4.4(a).

        "REMEDIAL ACTION" means all actions to (x) clean up, remove, treat or in any other way address any Hazardous Material; (y) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (z) perform pre-remedial studies and investigations or post-remedial monitoring and care.

        "SELLER" shall have the meaning set forth in the recitals to this Agreement.

        "SHARES" shall have the meaning set forth in the recitals to this Agreement.

        "SIMMONDS" shall have the meaning set forth in the recitals to this Agreement.

        "SUBSIDIARY" means any other Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such Person.

        "TAXES" means (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, national insurance, unemployment, excise, severance, stamp, occupation, property, corporation and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever; (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i); and (iii) any transferee liability in respect of any items described in clauses (i) and/or (ii).

        "TAX RETURN" means all returns, declarations, reports, estimates, information returns and statements required to be filed in respect of any Taxes.

        "TAX SHARING AGREEMENT" means an agreement (whether or not in writing) pursuant to which Tax losses of one entity are made available to another entity of the "group" or Affiliates for purposes of Taxes.

        "TRANSACTIONS" shall have the meaning set forth in the recitals to this Agreement.

    10.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The parties hereto hereby agree that the representations and warranties of Seller and of Purchaser shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto, for a period of eighteen months following the Closing. Any claims or actions with respect to any representation or warranty that survives the execution and delivery of this Agreement and the Closing hereunder shall terminate unless, within eighteen months after the Closing Date, written notice of such claims is given to the indemnifying party or such actions are commenced.

    10.3 EXPENSES. Except as otherwise provided in this Agreement, Seller and Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

    10.4 FURTHER ASSURANCES. Seller and Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

    10.5 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the exhibits hereto), the Radiocoms Disclosure Letter and the Purchaser Disclosure Letter represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No information disclosed in any Section of the Radiocoms Disclosure Letter or Purchaser Disclosure Letter shall be deemed to have been disclosed for purposes of any other Section without being specifically cross-referenced in such Section. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by Law.

    10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (without application of its principles of conflicts of laws).

    10.7   TABLE OF  CONTENTS AND HEADINGS.   The table  of contents and section
headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

    10.8 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and may also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

               If to Seller, to:

               Securicor Communications Ltd.
               Sutton Park House
               15 Carshalton Road
               Sutton, Surrey, SM1 4LD England
               Attn: Dr. Ed Hough
               Telecopier: (011 44) 181-661-0205

               With a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York 10153
               Attn: Howard Chatzinoff, Esq.
               Telecopier: (212) 310-8007

               If to Purchaser, to:

               INTEK Diversified Corporation
               970 West 190th Street, Suite 720
               Torrance, California 90502
               Attn: David Neibert
               Telecopier: (310) 366-7712

               With a copy to:

               Kohrman Jackson & Krantz PLL
               One Cleveland Center, 20th Floor
               1375 East Ninth Street
               Cleveland, Ohio 44114
               Attn: Steven L. Wasserman, Esq.
               Telecopier: (216) 621-6536

    10.9    SEVERABILITY.   If any  provision  of this  Agreement is  invalid or
unenforceable, the balance of this Agreement shall remain in effect.

    10.10 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either Seller or Purchaser (by operation of Law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                          INTEK DIVERSIFIED CORPORATION

                                          By:

                                             -----------------------------------
                                              Name:
                                              Title:

                                          SECURICOR COMMUNICATIONS LIMITED

                                          By:

                                             -----------------------------------
                                              Name:
                                              Title:

    Each of the undersigned hereby agrees that he will not unreasonably withhold his consent to any action as to which the consent of the Committee (as defined in the foregoing Agreement) is required under Sections 6.2(a) or 6.2(b) of the foregoing Agreement.

                                          --------------------------------------
                                          Ed Hough

                                          --------------------------------------
                                          John Simmonds

                                          --------------------------------------
                                          Nicholas Wilson

    Security Services plc, a corporation formed under the laws of England and Wales and the owner of 100% of the issued and outstanding capital stock of Securicor Communications Limited ("SCL") hereby guarantees the obligations of SCL under Section 9.1(a) of the foregoing Stock Purchase Agreement and agrees to cause SCL to provide the financing contemplated under Section 7.2(f) thereof.

                                          SECURITY SERVICES PLC

                                          By:

                                             -----------------------------------
                                              Name:
                                              Title:

                                AMENDMENT NO. 1
                          TO STOCK PURCHASE AGREEMENT

    THIS AMENDMENT NO. 1 ("Amendment No. 1"), dated as of September 19, 1996, to that certain Stock Purchase Agreement, dated as of June 18, 1996 (the "Agreement"), between INTEK Diversified Corporation, a Delaware corporation ("Purchaser"), and Securicor Communications Limited, a corporation formed under the laws of England and Wales ("Seller"), a wholly-owned indirect subsidiary of Securicor plc and the sole shareholder of Securicor Radiocoms Limited, a corporation formed under the laws of England and Wales ("Radiocoms").

                              W I T N E S S E T H:

    WHEREAS, Purchaser and Seller have entered into the Agreement providing for Seller to sell to Purchaser, and Purchaser to purchase from Seller, all of the ordinary shares, 1.00 par value per share, deferred shares, 1.00 par value per share and ordinary shares, $0.10 par value per share, of Radiocoms, for the purchase price and upon the terms and conditions set forth in the Agreement;

    WHEREAS, the consummation of the transactions contemplated by the Agreement is a condition precedent to, and is conditioned upon, the consummation of certain other transactions (the "Other Transactions") pursuant to that certain Sale of Assets and Trademark License Agreement, dated as of June 18, 1996 and as amended and restated as of the date hereof (as so amended and restated, the "Amended and Restated Midland Agreement"), by and among Purchaser, Midland International Corporation, a Delaware corporation and a wholly-owned indirect subsidiary of Simmonds Capital Limited, an Ontario corporation ("Simmonds"), and Simmonds;

    WHEREAS, Seller and Purchaser have determined that it is mutually beneficial to amend the Agreement to provide for the consummation of the Other Transactions prior to the consummation of the transactions contemplated by the Agreement (the "Transactions") and to make certain other changes as set forth therein, said amendment to be in accordance with the terms and subject to the conditions set forth in this Amendment No. 1; and

    WHEREAS, capitalized terms used in this Amendment No. 1 without definition herein shall be deemed to have the meanings ascribed to such terms in the Agreement.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE I

    1.1. Wherever in the Agreement (a) the term "Agreement" appears it shall be deemed to refer to the Agreement as amended by this Amendment No. 1, (b) the term "Midland Agreement" appears it shall be deemed to refer to the Midland Agreement as amended and restated in the Amended and Restated Midland Agreement and (c) the term "Transactions" appears it shall be deemed to refer to the transactions contemplated under the Agreement and not the transactions contemplated under the Midland Agreement, which are referred to herein as "Other Transactions", except in the case of each of the foregoing where the context otherwise requires.

    1.2.   Section 4.6(b) of the Agreement  is hereby amended by deleting clause
(ii) thereof in its entirety and such clause (ii) is replaced with the following:

    "(ii) for amendments to Seller's Schedule 13D filing with respect to Purchaser to reflect the execution of this Agreement (or any amendments hereto) and the consummation of the Transactions or the Other Transactions, and"

    1.3. Section 5.2(b) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(b) ]Assuming the accuracy of Seller's representation in Section 4.27, the affirmative vote of the holders of a majority of the outstanding shares of Purchaser Common Stock is the only vote of the holders of any class or series of Purchaser's capital stock (under applicable Law or otherwise) necessary to approve this Agreement, the issuance of the Purchaser Shares or the Transactions, and no vote of the holders of any class or series of Purchaser's capital stock (under applicable Law or otherwise) is necessary to approve the Midland Agreement or the Other Transactions."

    1.4. Section 5.11(d) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(d) Neither Purchaser nor any of its Subsidiaries has issued any equity securities or any securities convertible into or exchangeable for equity securities of Purchaser or any of its Subsidiaries, except for the issuance of 2,500,000 shares of Purchaser Common Stock in connection with the consummation of the Other Transactions and the issuance of the option contemplated by the Midland Agreement in respect of the capital stock of Midland USA, Inc. ("Midland USA");"

    1.5. Section 5.11(g) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(g) Neither Purchaser nor any of its Subsidiaries has entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice, except for the consummation of the Other Transactions and in connection with the Loan Agreement, dated the date hereof, by and between Midland USA and Seller (the "Loan Agreement") and the documents thereunder to which Midland USA or Purchaser is a party (the Loan Agreement and such loan documents are collectively referred to herein as the "Loan Documents");"

    1.6. Section 5.11(i) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(i) Neither Purchaser nor any of its Subsidiaries has made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to the Purchaser or any Affiliate or holder of 15% or more of the issued and outstanding capital stock of Purchaser, except in connection with the consummation of the Other Transactions;"

    1.7. Section 5.11(j) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(j) neither Purchaser nor any of its Subsidiaries has mortgaged, pledged or subjected to any Lien any assets, or acquired any assets or sold, assigned, transferred, conveyed, leased otherwise disposed of any assets of Purchaser or its Subsidiaries, except in the ordinary course of business consistent with past practice and except in connection with the consummation of the Other Transactions or the execution, delivery and performance of the Loan Documents."

    1.8. Section 5.16(c) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(c) Simultaneously with the execution of this Agreement, Purchaser has delivered to Seller a true, complete and correct copy of the Midland Agreement (including all exhibits and schedules thereto) as in effect on the date hereof and will deliver to Seller a true, complete and correct copy of any amendments to, or restatements of, the Midland Agreement (or any exhibits or schedules thereto). The Midland Agreement, as the same may be amended or restated from time to time, is valid and enforceable in accordance with its terms, subject to the Bankruptcy Exception. Each of the representations and warranties of Purchaser contained in the Midland Agreement, and to Purchaser's knowledge, each of the representations and warranties of Midland US contained therein, is true and correct in all material respects and will be true and correct in all material respects as of the date of the consummation of the Other Transactions.
(i) Neither Purchaser nor, to the knowledge of Purchaser, Midland US, is in material breach of or in material default under the Midland Agreement, (ii) to the knowledge of Purchaser, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a material default under, or result in a material breach of, the Midland Agreement, (iii) no party to the Midland Agreement has given notice of or made a claim with respect to any material breach or material default thereunder, (iv) except as set forth in the Midland Agreement, none of the rights of Purchaser under the Midland Agreement will be subject to termination or modification as a result of the consummation of the transactions contemplated by this Agreement, and (v) except as set forth therein, no consent or approval of any third party is required under the Midland Agreement to the consummation of the transactions contemplated thereby or hereby."

    1.9. The prefatory clause of paragraph (b) of Section 6.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

    "(b) Prior to the Closing Date, except as otherwise expressly contemplated by this Agreement, or in connection with, or as a result of the consummation of the Other Transactions or the execution, delivery and performance of the Loan Documents, or with the prior unanimous written consent of the Committee (which consent shall not be unreasonably withheld), Seller shall cause Radiocoms and its Subsidiaries and to the extent that it is engaged in the Business, any Relevant Affiliate, not to and Purchaser shall not, and shall cause its Subsidiaries not to:"

    1.10. Section 6.4 of the Agreement is hereby amended by adding the words "and the Other Transactions" in the last sentence thereof, immediately following the word "Transactions".

    1.11. Section 7.1(c) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(c) No Legal Proceedings shall have been instituted or threatened or claim or demand made against Seller, Radiocoms or Purchaser seeking to restrain or prohibit or to obtain damages with respect to the consummation of any of the Transactions or the Other Transactions and there shall not be in effect any Order by Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions or the Other Transactions;"

    1.12. Section 7.1(e) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(e) All approvals required to be obtained by Seller, Purchaser or Midland US from any Governmental Body with respect to any of the Transactions or the Other Transactions shall have been obtained;"

    1.13. Section 7.1(f) of the Agreement is hereby deleted in its entirety and is replaced with the following:

    "(f) The Purchaser Stockholders' Meeting shall have been duly convened and held, and Purchaser shall have obtained the requisite vote so as to authorize this Agreement, the Midland Agreement (if necessary) and the consummation of each of the Transactions and (if necessary) the Other Transactions;"

                                   ARTICLE II

    2.1. It is understood and agreed that the consummation of the Other Transactions prior to the consummation of the Transactions and the execution, delivery and performance by Midland USA of the Loan Agreement and the execution, delivery and performance by Midland USA and Purchaser of the Loan Documents thereunder to which each is a party will necessitate the updating of the Purchaser Disclosure Letter that was delivered by Purchaser to Seller in connection with the execution of the Agreement, as contemplated by Section 6.12 of the Agreement, and in some cases (as where the Agreement does not contemplate any exceptions being set forth in the Purchaser Disclosure Letter) will necessitate a further amendment to the Agreement to provide for the disclosure of information in the relevant section of the Purchaser Disclosure Letter. Purchaser agrees to update the Purchaser Disclosure Letter promptly following the execution of this Amendment No. 1 (and Purchaser and Seller agree promptly to enter into any further amendment to the Agreement necessary to give effect thereto) and, in any event, shall deliver a complete, revised Purchaser Disclosure Letter to Seller within 20 Business Days following the date hereof (and Purchaser and Seller agree to execute and deliver any amendment to the Agreement required in connection therewith by such date). It is understood and agreed that, to the extent such revised Purchaser Disclosure Letter (or amendment) reflects (a) the addition of matters that were disclosed as of June 18, 1996 in the "Midland Disclosure Schedules" referred to in the Midland Agreement or matters resulting directly from the consummation of the Other Transactions prior to the consummation of the Transactions or (b) the transactions contemplated by the Loan Documents, no representations or warranties of Purchaser contained in the Agreement shall be deemed to be breached solely by such additions.

    2.2 It is understood and agreed that (a) the consummation of the Other Transactions on or after the date of this Amendment No. 1, on the terms and in the manner contemplated by the Amended and Restated Midland Agreement and (b) the consummation of the transactions contemplated by the Loan Documents on the terms and in the manner contemplated therein, shall not be deemed to violate any covenants or other obligations of Purchaser pursuant to Section 6.2 of the Agreement.

    2.3. Pursuant to the provisions of Section 6.8 of this Agreement, execution of this Agreement by Seller shall constitute the written consent of Seller to the Amended and Restated Midland Agreement.

                                  ARTICLE III

    3.1. Each of Purchaser and Seller hereby represents and warrants to the other that: (a) it has all requisite power, authority and legal capacity to execute and deliver this Amendment No. 1; (b) the execution and delivery of this Amendment No. 1 has been duly and validly authorized by its Board of Directors, and no other corporate proceedings on its part will be necessary to authorize this Amendment No. 1; and (c) assuming the due authorization, execution and delivery by the other party hereto, this Amendment No. 1 constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Bankruptcy Exception.

                                   ARTICLE IV

    4.1. Except as expressly amended hereby, the Agreement shall remain in full force and effect from and after the execution of this Amendment No. 1.

    4.2. This Amendment No. 1 shall be governed by and construed in accordance with the Laws of the State of New York (without application of its principles of conflicts of Laws).

    4.3. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                          INTEK DIVERSIFIED CORPORATION
                                          By: __________________________________
                                              Name:
                                              Title:

                                          SECURICOR COMMUNICATIONS LIMITED
                                          By: __________________________________
                                              Name:
                                              Title:

PROXY                                PROXY
                         INTEK DIVERSIFIED CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS, DECEMBER   , 1996
                             12:00 NOON LOCAL TIME
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Nicholas R. Wilson and David Neibert, and each of them, the proxy or proxies of the undersigned, with full powers of substitution to each, to attend the Annual Meeting of Stockholders of INTEK
Diversified Corporation, to be held on December   , 1996, at The California
Yacht Club, 4469 Admiralty Way, Marina del Rey, California 90292, beginning at
  a.m. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set
forth in the         , 1996 proxy statement.

          PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR ALL NOMINEES", FOR PROPOSAL
                                       2,
   FOR PROPOSAL 3 AND FOR PROPOSAL 4. PROPOSAL 3 IS CONTINGENT ON APPROVAL OF
                                  PROPOSAL 2.
1. Election of the following nominees as directors: Nicholas R. Wilson, John G. Simmonds, Harry Dunstan, Peter A. Heinke, Christopher Branston, David Neibert and Steven L. Wasserman:
               / /  FOR        / /  WITHHOLD
    (Authority to vote for any nominee may be withheld by lining through to otherwise striking out the name of such nominee)
2.  Approval of amendment to Restated Certificate of Incorporation:
               / /  FOR        / /  AGAINST          / /  ABSTAIN
3. Approval of the Securicor Transaction, issuance of common stock and the Stock Purchase Agreement:
               / /  FOR        / /  AGAINST          / /  ABSTAIN
4.  Approval of appointment of independent accountants:
               / /  FOR        / /  AGAINST          / /  ABSTAIN

     THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN
                                   PROMPTLY.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF INTEK DIVERSIFIED CORPORATION.

                                            (Signature should be exactly as name
                                            or names appear on this proxy. If
                                            stock is held jointly each holder
                                            should sign. If signature is by
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            full title.)
                                            Dated: _______________________, 1996
                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Signature if held jointly

                                            I plan to attend the meeting:
                                            Yes / /    No / /

                                            This proxy will be voted FOR the
                                            nominees and the above matters
                                            unless otherwise indicated, and in
                                            the discretion of the proxies on all
                                            other matters properly brought
                                            before the Meeting.